UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2016

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at investor.columbiathreadneedleus.com.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at investor.columbiathreadneedleus.com/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at investor.columbiathreadneedleus.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Management Agreement	39
Important Information About This Report	43

Annual Report 2016

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.40% excluding sales charges for the 12-month period that ended October 31, 2016. Class Z shares of the Fund returned 2.66% for the 12 months.

■  The Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 3.38% for the same time period.

■  Connecticut's bond market lagged the national municipal bond market as a whole, contributing to the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/18/02
Excluding sales charges		2.40	2.73	3.23
Including sales charges		-0.69	2.11	2.92
Class B	11/18/02
Excluding sales charges		1.63	1.96	2.46
Including sales charges		-1.36	1.96	2.46
Class C	11/18/02
Excluding sales charges		1.94	2.30	2.81
Including sales charges		0.95	2.30	2.81
Class R4*	03/19/13	2.56	2.98	3.48
Class T	06/26/00
Excluding sales charges		2.50	2.84	3.34
Including sales charges		-2.33	1.84	2.83
Class Z	08/01/94	2.66	2.99	3.49
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index		3.38	3.81	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned 2.40% excluding sales charges during the 12-month period that ended on October 31, 2016. Class Z shares of the Fund returned 2.66% for the 12 months. By comparison, the Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, gained 3.38%. Connecticut's bond market lagged the national municipal bond market as a whole, contributing to the Fund's underperformance relative to the benchmark.

Market Overview

Municipal bonds performed well in the 12 months ended October 31, 2016, with the bulk of the gains occurring in the first eight months of the period. Longer term issues outperformed short- and intermediate-term securities, mirroring trends in the U.S. Treasury market. The relative weakness in short-term debt reflected concerns about possible interest rate hikes by the U.S. Federal Reserve, as well as the dislocations associated with money-market reforms. As a result, the yield curve flattened during the period. These trends caused the yields on shorter dated municipal bonds to become more attractive versus U.S. Treasuries, while the ratios for bonds with maturities of ten years and longer stayed largely unchanged.

Demand remained strong during the 12-month period, with municipal bonds funds experiencing 54 weeks of consecutive inflows totalling more than $50 billion. Growing demand from individual investors was augmented by non-traditional buyers from foreign countries, where low rates sparked a worldwide search for bonds with more attractive yields. The robust demand led to tightening yield spreads for tax-exempt issues relative to U.S. Treasuries, with lower rated A and BBB rated bonds outperforming their higher quality counterparts.

New-issue supply was strong throughout, and it gained steam near the end of the period. Given the historically low level of interest rates during the period, issuers sought to capitalize on opportunities to refund older, higher yielding issues in order to decrease their debt service costs and improve their balance sheets. In addition, there was a pick-up in issuance to finance new projects such as roads, schools, bridges and airports. This aspect of new-issue supply has been limited over the past eight years as states and municipalities have rebuilt their budgets, re-staffed and added to their rainy day funds. The market was on a pace for $450 billion in new issues in 2016 as of the end of October 2016, which would represent a new record.

Connecticut's Municipal Bond Market Lags

The Fund underperformed its broad-based, national benchmark, as Connecticut tax-exempt issues trailed the overall U.S. market. Whereas yield spreads compressed for A and BBB rated credits at the national level, the opposite was true in Connecticut. One reason for this disparity was the fact that the state's debt was downgraded one notch by both Fitch and Standard & Poor's from AA to AA- in May. Connecticut is now one of the lower rated states in the country due to its budget and pension problems, and the market penalized it with wider credit spreads. In addition, the city of Hartford was recently downgraded four notches to

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA*

*Effective October, 2016, Mr. Fuchs was named a Portfolio Manager of the Fund.

Quality Breakdown (%) (at October 31, 2016)
AAA rating	11.6
AA rating	39.9
A rating	37.5
BBB rating	2.5
BB rating	5.0
Not rated	3.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

below investment grade. The general obligation (GO) bonds of other major urban areas in the state experienced widening spreads, as well. Connecticut's hospital sector also came under pressure due to Medicaid cutbacks at the state level. Not least, high business costs slowed corporate expansion and forced the state government to make tax concessions in order to keep key businesses — particularly those in the aerospace sector — from moving elsewhere.

Contributors and Detractors

The Fund had a shorter duration (lower interest-rate sensitivity) than the benchmark. In addition, we held above-average cash reserves and maintained positions in higher quality, shorter term issues as a defensive strategy to help offset the credit concerns in the state. At a time in which shorter maturity debt lagged, these aspects of our positioning detracted from relative performance. However, the Fund's holdings in bonds with 12- to 17-year maturities — an area where we had a weighting similar to that of the benchmark — performed well. The Fund's allocation to GO bonds, particularly at the state level, also detracted from results. Our positioning in the education sector lagged somewhat, as our holdings had a shorter duration than the benchmark. In addition, some Connecticut colleges experienced increasing enrollment pressures. On the positive side, our investments in the electric revenue and water and sewer sectors generated better returns.

The Fund also had some exposure to the Virgin Islands, which detracted given that the terms associated with Puerto Rico's debt restructuring may imply that all U.S. territories could be affected. Historically, the Fund has invested in Virgin Islands credits because they are exempt from federal and Connecticut income taxes. Additionally, investing in the Virgin Islands offered the opportunity to own in higher yielding issues than would typically be found in the Connecticut market.

Fund Positioning

In light of the greater challenges Connecticut faces relative to the country as a whole, we were cautious in adding any credits that would have direct or indirect financial ties to the state. During the past year, we sought to decrease the Fund's weighting in state GOs and lower rated local GOs, while seeking to keep the maturity and duration (interest-rate sensitivity) of the remaining issues low in order to limit risk. We also held several highly-rated education and water and sewer issues, which helped offset the weaker GO holdings. The Fund had over 5% in pre-refunded bonds, which tend to offer good liquidity and safety in times of stress. The Fund had no exposure to the transportation sector, as we did not identify any toll road or airport issues that offered attractive values.

Annual Report 2016
6

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.30	1,021.18	4.09	4.14	0.81
Class B	1,000.00	1,000.00	995.40	1,017.39	7.87	7.95	1.56
Class C	1,000.00	1,000.00	997.00	1,018.90	6.36	6.43	1.26
Class R4	1,000.00	1,000.00	1,000.50	1,022.44	2.83	2.86	0.56
Class T	1,000.00	1,000.00	999.80	1,021.68	3.59	3.63	0.71
Class Z	1,000.00	1,000.00	1,000.50	1,022.44	2.83	2.86	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HIGHER EDUCATION 14.0%
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut College Series 2016L 07/01/33	4.000%	1,000,000	1,088,600
Connecticut State University Series 2014O 11/01/25	4.000%	2,000,000	2,320,520
Quinnipiac University Series 2016M 07/01/29	5.000%	2,000,000	2,410,760
Sacred Heart University Series 2012H (AGM) 07/01/19	5.000%	2,350,000	2,581,028
Yale University Series 2016A-2 07/01/42	2.000%	2,000,000	1,993,020
Revenue Bonds Fairfield University Series 2008N 07/01/18	5.000%	1,500,000	1,596,840
07/01/22	5.000%	2,500,000	2,657,975
Sacred Heart University Series 2011G 07/01/20	5.000%	1,190,000	1,317,354
Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	430,000	478,530
Yale University Series 1997T-1 07/01/29	4.700%	4,800,000	4,921,920
Unrefunded Revenue Bonds Quinnipiac University Series 2008 (NPFGC) 07/01/28	5.000%	1,105,000	1,170,283
Total			22,536,830
HOSPITAL 14.9%
Connecticut State Health & Educational Facility Authority Revenue Bonds Bridgeport Hospital Series 2012D
07/01/22	5.000%	1,400,000	1,667,330
Hartford Healthcare Series 2014E 07/01/34	5.000%	2,360,000	2,707,132
Health System Catholic East Series 2010 11/15/29	4.750%	3,420,000	3,735,358
Lawrence & Memorial Hospital Series 2011S 07/01/31	5.000%	2,000,000	2,209,600
Middlesex Hospital Series 2011N 07/01/20	5.000%	1,365,000	1,538,969
07/01/21	5.000%	1,000,000	1,156,180

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Trinity Health Corp. Series 2016 12/01/32	5.000%	2,000,000	2,389,820
Western Connecticut Health Network Series 2011 07/01/19	5.000%	1,760,000	1,917,010
07/01/20	5.000%	1,630,000	1,814,858
Yale-New Haven Health Series 2014A 07/01/31	5.000%	2,500,000	2,971,875
Yale-New Haven Hospital Series 2013N 07/01/25	5.000%	300,000	356,940
Unrefunded Revenue Bonds Hospital for Special Care Series 2007 (AGM) 07/01/17	5.250%	305,000	313,690
07/01/20	5.250%	750,000	770,505
07/01/27	5.250%	455,000	466,498
Total			24,015,765
INVESTOR OWNED 3.5%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	5,000,000	5,550,850
JOINT POWER AUTHORITY 0.7%
Connecticut Municipal Electric Energy Cooperative Revenue Bonds Series 2012A 01/01/27	5.000%	1,000,000	1,149,720
LOCAL GENERAL OBLIGATION 20.9%
City of Bridgeport Unlimited General Obligation Bonds Series 2014A (AGM) 07/01/31	5.000%	1,350,000	1,562,166
Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC) 08/15/21	5.500%	1,125,000	1,321,639
City of Hartford Unlimited General Obligation Bonds Series 2011A 04/01/22	5.250%	1,325,000	1,446,569
Unlimited General Obligation Refunding Bonds Series 2005C (NPFGC) 09/01/19	5.000%	2,085,000	2,294,146
Series 2013A 04/01/26	5.000%	1,810,000	1,956,411
City of Middletown Unlimited General Obligation Bonds Series 2015 04/01/26	5.000%	2,000,000	2,533,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Milford Unlimited General Obligation Refunding Bonds Series 2016 11/01/26	4.000%	780,000	908,154
City of New Britain Unlimited General Obligation Refunding Bonds Series 2016A (BAM) 03/01/25	5.000%	500,000	612,610
City of New Haven Unlimited General Obligation Bonds Series 2015 (AGM) 09/01/27	5.000%	1,200,000	1,439,220
Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 11/01/18	5.000%	3,800,000	4,087,128
Series 2015B (BAM)
08/15/27	5.000%	750,000	899,077
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B 08/15/17	5.250%	1,125,000	1,165,579
City of Waterbury Unlimited General Obligation Bonds Lot A Series 2015 (BAM) 08/01/31	5.000%	500,000	589,070
08/01/32	5.000%	500,000	586,090
Town of Brookfield Unlimited General Obligation Refunding Bonds Series 2014 08/01/25	5.000%	325,000	412,633
Town of Fairfield Unlimited General Obligation Refunding Bonds Series 2008 01/01/20	5.000%	1,000,000	1,124,700
01/01/22	5.000%	500,000	595,455
Town of Griswold Unlimited General Obligation Refunding Bonds Series 2016 09/15/28	4.000%	1,110,000	1,271,350
Town of Guilford
Unlimited General Obligation Refunding Bonds Series 2016A 08/15/29	4.000%	450,000	513,950
Town of Hamden Unlimited General Obligation Bonds Series 2014A (BAM) 08/15/23	5.000%	320,000	377,283
Town of North Haven Unlimited General Obligation Bonds Series 2007 07/15/24	4.750%	1,150,000	1,399,734
07/15/25	4.750%	1,150,000	1,412,947

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Ridgefield Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	5.000%	2,130,000	2,452,951
Town of Seymour Unlimited General Obligation Refunding Bonds Series 2016B 03/01/24	4.000%	490,000	569,287
Town of Stratford Unlimited General Obligation Refunding Bonds Series 2014 12/15/32	5.000%	600,000	708,912
Town of Trumbull Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	4.000%	575,000	622,880
09/15/21	4.000%	600,000	648,012
Total			33,511,733
MULTI-FAMILY 1.3%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009
06/01/22	5.000%	1,035,000	1,040,889
06/01/23	5.000%	1,085,000	1,090,447
Total			2,131,336
MUNICIPAL POWER 0.2%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	315,000	369,734
PREP SCHOOL 3.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds Greenwich Academy Series 2007E (AGM) 03/01/26	5.250%	2,770,000	3,317,408
Loomis Chaffe School Series 2005F (AMBAC) 07/01/27	5.250%	1,670,000	2,140,923
Total			5,458,331
REFUNDED / ESCROWED 5.6%
City of Hartford Prerefunded 04/01/21 Unlimited General Obligation Bonds Series 2011A 04/01/23	5.250%	1,325,000	1,557,975
04/01/24	5.250%	1,325,000	1,557,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut State Development Authority Prerefunded 08/15/17 Revenue Bonds Alzheimers Resource Center, Inc. Project Series 2007 08/15/21	5.400%	500,000	518,015
Revenue Bonds Alzheimers Resource Center, Inc. Project Series 2007 Escrowed to Maturity 08/15/17	5.200%	165,000	170,773
Connecticut State Health & Educational Facility Authority Prerefunded 07/01/17 Revenue Bonds Hospital for Special Care Series 2007 (AGM) 07/01/20	5.250%	485,000	499,516
07/01/27	5.250%	295,000	303,829
Quinnipiac University Series 2007I (NPFGC) 07/01/22	5.000%	1,000,000	1,027,860
Prerefunded 07/01/18 Revenue Bonds Middlesex Hospital Series 2006M (AGM) 07/01/27	4.875%	500,000	532,970
Revenue Bonds Hospital for Special Care Series 2007 Escrowed to Maturity (AGM) 07/01/17	5.250%	195,000	200,836
New Haven Solid Waste Authority Prerefunded 06/01/18 Revenue Bonds Series 2008 06/01/23	5.125%	1,520,000	1,611,261
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(a) 07/01/22	5.250%	895,000	1,082,351
Total			9,063,361
RETIREMENT COMMUNITIES 0.7%
Connecticut State Health & Educational Facility Authority Revenue Bonds Church Home of Hartford, Inc. Series 2016(b) 09/01/46	5.000%	1,000,000	1,085,670
SINGLE FAMILY 2.2%
Connecticut Housing Finance Authority Refunding Revenue Bonds Series 2016A-1 11/15/45	4.000%	970,000	1,043,429
Subordinated Revenue Bonds Series 2008B-1 11/15/23	4.750%	2,500,000	2,546,225
Total			3,589,654

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SPECIAL NON PROPERTY TAX 9.4%
State of Connecticut Special Tax Revenue Bonds Transportation Infrastructure Series 2009A 12/01/19	4.500%	3,765,000	4,151,402
Series 2013A 10/01/26	5.000%	2,845,000	3,468,652
Series 2014A 09/01/25	5.000%	2,500,000	3,060,825
State of Connecticut Refunding Special Tax Bonds 2nd Lien Transportation Infrastructure Series 2009-1 02/01/19	5.000%	3,450,000	3,751,772
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	550,000	600,336
Total			15,032,987
SPECIAL PROPERTY TAX 1.6%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	2,274,000	2,517,295
STATE APPROPRIATED 2.8%
University of Connecticut Revenue Bonds Series 2009A 02/15/23	5.000%	2,000,000	2,173,720
Series 2015A 02/15/29	5.000%	2,000,000	2,387,860
Total			4,561,580
STATE GENERAL OBLIGATION 5.2%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/19	5.000%	1,840,000	2,018,572
State of Connecticut Unlimited General Obligation Bonds Series 2008B 04/15/22	5.000%	5,415,000	5,731,128
Unlimited General Obligation Refunding Bonds Series 2005B (AMBAC) 06/01/20	5.250%	600,000	681,348
Total			8,431,048

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WATER & SEWER 8.8%
Greater New Haven Water Pollution Control Authority Refunding Revenue Bonds Series 2014B 08/15/31	5.000%	1,000,000	1,186,500
Series 2016A 11/15/28	4.000%	150,000	172,073
11/15/29	4.000%	500,000	566,045
11/15/30	4.000%	400,000	449,948
11/15/31	4.000%	100,000	111,737
11/15/32	4.000%	440,000	489,592
Metropolitan District (The) Revenue Bonds Clean Water Project Series 2014A 11/01/27	5.000%	1,000,000	1,234,340
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC) 08/01/22	5.250%	1,370,000	1,656,467
08/01/23	5.250%	500,000	616,950
27th Series 2012 08/01/29	5.000%	2,945,000	3,513,149
29th Series 2014 08/01/25	5.000%	500,000	607,400

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
32nd Series 2016B 08/01/35	4.000%	2,500,000	2,738,675
Revenue Bonds 18th Series 2003B (NPFGC) 08/01/29	5.250%	750,000	790,463
Total			14,133,339
Total Municipal Bonds (Cost: $144,477,901)			153,139,233

Money Market Funds 0.4%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.380%(c)	601,013	601,013
Total Money Market Funds (Cost: $601,013)		601,013
Total Investments (Cost: $145,078,914)		153,740,246
Other Assets & Liabilities, Net		7,004,569
Net Assets		160,744,815

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2016, the value of these securities amounted to $2,052,421 or 1.28% of net assets.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $1,085,670 or 0.68% of net assets.

(c)  The rate shown is the seven-day current annualized yield at October 31, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAM  Build America Mutual Assurance Co.

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	153,139,233	—	153,139,233
Money Market Funds	601,013	—	—	601,013
Total Investments	601,013	153,139,233	—	153,740,246

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
(identified cost $145,078,914)	$153,740,246
Cash	5,496,314
Receivable for:
Investments sold	25,506
Capital shares sold	87,142
Interest	1,852,299
Expense reimbursement due from Investment Manager	2,218
Prepaid expenses	1,165
Trustees' deferred compensation plan	38,310
Total assets	161,243,200
Liabilities
Payable for:
Capital shares purchased	23,280
Dividend distributions to shareholders	372,798
Management services fees	6,188
Distribution and/or service fees	695
Transfer agent fees	23,007
Chief compliance officer expenses	7
Audit fees	29,515
Other expenses	4,585
Trustees' deferred compensation plan	38,310
Total liabilities	498,385
Net assets applicable to outstanding capital stock	$160,744,815
Represented by
Paid-in capital	$151,351,860
Undistributed net investment income	151,191
Accumulated net realized gain	580,432
Unrealized appreciation (depreciation) on:
Investments	8,661,332
Total — representing net assets applicable to outstanding capital stock	$160,744,815

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$10,951,865
Shares outstanding	1,008,440
Net asset value per share	$10.86
Maximum offering price per share(a)	$11.20
Class B
Net assets	$9,990
Shares outstanding	920
Net asset value per share	$10.86
Class C
Net assets	$5,742,109
Shares outstanding	528,743
Net asset value per share	$10.86
Class R4
Net assets	$1,375,910
Shares outstanding	126,872
Net asset value per share	$10.84
Class T
Net assets	$11,535,671
Shares outstanding	1,063,364
Net asset value per share	$10.85
Maximum offering price per share(a)	$11.39
Class Z
Net assets	$131,129,270
Shares outstanding	12,074,691
Net asset value per share	$10.86

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends	$943
Interest	5,540,937
Total income	5,541,880
Expenses:
Management services fees	753,838
Distribution and/or service fees
Class A	24,212
Class B	1,162
Class C	62,019
Class T	17,726
Transfer agent fees
Class A	18,041
Class B	219
Class C	11,582
Class R4	2,594
Class T	22,054
Class Z	244,759
Compensation of board members	19,332
Custodian fees	2,135
Printing and postage fees	21,031
Registration fees	35,139
Audit fees	30,243
Legal fees	3,930
Chief compliance officer expenses	76
Other	10,487
Total expenses	1,280,579
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(277,658)
Fees waived by Distributor — Class C	(18,599)
Expense reductions	(60)
Total net expenses	984,262
Net investment income	4,557,618
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	590,010
Net realized gain	590,010
Net change in unrealized appreciation (depreciation) on:
Investments	(1,107,943)
Net change in unrealized depreciation	(1,107,943)
Net realized and unrealized loss	(517,933)
Net increase in net assets resulting from operations	$4,039,685

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$4,557,618	$4,708,171
Net realized gain	590,010	307,334
Net change in unrealized depreciation	(1,107,943)	(2,199,413)
Net increase in net assets resulting from operations	4,039,685	2,816,092
Distributions to shareholders
Net investment income
Class A	(254,935)	(199,743)
Class B	(2,211)	(3,036)
Class C	(135,716)	(144,467)
Class R4	(40,115)	(24,930)
Class T	(323,350)	(348,467)
Class Z	(3,784,693)	(3,996,071)
Net realized gains
Class A	(15,347)	(15,020)
Class B	(296)	(286)
Class C	(12,442)	(12,022)
Class R4	(2,456)	(959)
Class T	(22,614)	(23,917)
Class Z	(246,638)	(265,330)
Total distributions to shareholders	(4,840,813)	(5,034,248)
Increase (decrease) in net assets from capital stock activity	4,518,949	(5,557,652)
Total increase (decrease) in net assets	3,717,821	(7,775,808)
Net assets at beginning of year	157,026,994	164,802,802
Net assets at end of year	$160,744,815	$157,026,994
Undistributed net investment income	$151,191	$135,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	335,086	3,685,920	256,472	2,794,955
Distributions reinvested	17,757	194,824	16,539	181,226
Redemptions	(85,781)	(941,770)	(228,753)	(2,515,171)
Net increase	267,062	2,938,974	44,258	461,010
Class B shares
Subscriptions	54	595	988	10,750
Distributions reinvested	149	1,637	230	2,517
Redemptions(a)	(13,452)	(147,724)	(479)	(5,190)
Net increase (decrease)	(13,249)	(145,492)	739	8,077
Class C shares
Subscriptions	60,354	663,978	103,504	1,133,128
Distributions reinvested	10,365	113,665	11,083	121,430
Redemptions	(144,425)	(1,586,341)	(78,459)	(861,174)
Net increase (decrease)	(73,706)	(808,698)	36,128	393,384
Class R4 shares
Subscriptions	20,024	220,112	90,181	984,888
Distributions reinvested	3,856	42,259	2,339	25,564
Redemptions	(14,349)	(156,244)	(12,875)	(140,503)
Net increase	9,531	106,127	79,645	869,949
Class T shares
Subscriptions	4,164	45,651	4,488	49,143
Distributions reinvested	17,230	188,778	18,541	202,987
Redemptions	(42,757)	(468,961)	(63,145)	(690,184)
Net decrease	(21,363)	(234,532)	(40,116)	(438,054)
Class Z shares
Subscriptions	1,564,355	17,151,989	1,400,503	15,375,739
Distributions reinvested	18,857	206,857	19,480	213,423
Redemptions	(1,340,711)	(14,696,276)	(2,049,162)	(22,441,180)
Net increase (decrease)	242,501	2,662,570	(629,179)	(6,852,018)
Total net increase (decrease)	410,776	4,518,949	(508,525)	(5,557,652)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.91		$11.06		$10.85		$11.34		$10.97
Income from investment operations:
Net investment income	0.29		0.30		0.31		0.29		0.31
Net realized and unrealized gain (loss)	(0.03)		(0.13)		0.21		(0.44)		0.38
Total from investment operations	0.26		0.17		0.52		(0.15)		0.69
Less distributions to shareholders:
Net investment income	(0.29)		(0.30)		(0.31)		(0.29)		(0.31)
Net realized gains	(0.02)		(0.02)		—		(0.05)		(0.01)
Total distributions to shareholders	(0.31)		(0.32)		(0.31)		(0.34)		(0.32)
Net asset value, end of period	$10.86		$10.91		$11.06		$10.85		$11.34
Total return	2.40%		1.60%		4.83%		(1.34%)		6.36%
Ratios to average net assets(a)
Total gross expenses	0.98%		0.99%		0.99%		0.97%		1.00%
Total net expenses(b)	0.81	%(c)	0.81	%(c)	0.81	%(c)	0.80	%(c)	0.79	%(c)
Net investment income	2.64%		2.76%		2.81%		2.67%		2.79%
Supplemental data
Net assets, end of period (in thousands)	$10,952		$8,090		$7,711		$9,016		$8,937
Portfolio turnover	12%		6%		12%		9%		19%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.91		$11.06		$10.85		$11.34		$10.97
Income from investment operations:
Net investment income	0.21		0.22		0.23		0.21		0.23
Net realized and unrealized gain (loss)	(0.03)		(0.13)		0.20		(0.44)		0.38
Total from investment operations	0.18		0.09		0.43		(0.23)		0.61
Less distributions to shareholders:
Net investment income	(0.21)		(0.22)		(0.22)		(0.21)		(0.23)
Net realized gains	(0.02)		(0.02)		—		(0.05)		(0.01)
Total distributions to shareholders	(0.23)		(0.24)		(0.22)		(0.26)		(0.24)
Net asset value, end of period	$10.86		$10.91		$11.06		$10.85		$11.34
Total return	1.63%		0.84%		4.04%		(2.08%)		5.56%
Ratios to average net assets(a)
Total gross expenses	1.73%		1.74%		1.73%		1.72%		1.84%
Total net expenses(b)	1.56	%(c)	1.56	%(c)	1.56	%(c)	1.55	%(c)	1.54	%(c)
Net investment income	1.91%		2.02%		2.06%		1.91%		2.06%
Supplemental data
Net assets, end of period (in thousands)	$10		$155		$149		$143		$197
Portfolio turnover	12%		6%		12%		9%		19%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.91		$11.06		$10.85		$11.34		$10.97
Income from investment operations:
Net investment income	0.24		0.25		0.26		0.25		0.27
Net realized and unrealized gain (loss)	(0.03)		(0.13)		0.21		(0.44)		0.38
Total from investment operations	0.21		0.12		0.47		(0.19)		0.65
Less distributions to shareholders:
Net investment income	(0.24)		(0.25)		(0.26)		(0.25)		(0.27)
Net realized gains	(0.02)		(0.02)		—		(0.05)		(0.01)
Total distributions to shareholders	(0.26)		(0.27)		(0.26)		(0.30)		(0.28)
Net asset value, end of period	$10.86		$10.91		$11.06		$10.85		$11.34
Total return	1.94%		1.14%		4.37%		(1.74%)		5.94%
Ratios to average net assets(a)
Total gross expenses	1.73%		1.74%		1.74%		1.72%		1.74%
Total net expenses(b)	1.26	%(c)	1.26	%(c)	1.24	%(c)	1.20	%(c)	1.19	%(c)
Net investment income	2.20%		2.32%		2.38%		2.26%		2.39%
Supplemental data
Net assets, end of period (in thousands)	$5,742		$6,574		$6,264		$6,977		$7,520
Portfolio turnover	12%		6%		12%		9%		19%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.90		$11.05		$10.84		$11.19
Income from investment operations:
Net investment income	0.32		0.33		0.34		0.20
Net realized and unrealized gain (loss)	(0.04)		(0.13)		0.21		(0.35)
Total from investment operations	0.28		0.20		0.55		(0.15)
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.34)		(0.20)
Net realized gains	(0.02)		(0.02)		—		—
Total distributions to shareholders	(0.34)		(0.35)		(0.34)		(0.20)
Net asset value, end of period	$10.84		$10.90		$11.05		$10.84
Total return	2.56%		1.86%		5.13%		(1.36%)
Ratios to average net assets(b)
Total gross expenses	0.73%		0.74%		0.74%		0.62	%(c)
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.56	%(e)	0.56	%(c)(e)
Net investment income	2.89%		3.04%		3.08%		2.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,376		$1,279		$416		$2
Portfolio turnover	12%		6%		12%		9%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.90		$11.05		$10.85		$11.34		$10.97
Income from investment operations:
Net investment income	0.30		0.31		0.32		0.31		0.32
Net realized and unrealized gain (loss)	(0.03)		(0.12)		0.21		(0.45)		0.38
Total from investment operations	0.27		0.19		0.53		(0.14)		0.70
Less distributions to shareholders:
Net investment income	(0.30)		(0.32)		(0.33)		(0.30)		(0.32)
Net realized gains	(0.02)		(0.02)		—		(0.05)		(0.01)
Total distributions to shareholders	(0.32)		(0.34)		(0.33)		(0.35)		(0.33)
Net asset value, end of period	$10.85		$10.90		$11.05		$10.85		$11.34
Total return	2.50%		1.72%		4.93%		(1.25%)		6.47%
Ratios to average net assets(a)
Total gross expenses	0.88%		0.89%		0.89%		0.87%		0.89%
Total net expenses(b)	0.71	%(c)	0.71	%(c)	0.71	%(c)	0.70	%(c)	0.69	%(c)
Net investment income	2.75%		2.87%		2.91%		2.76%		2.89%
Supplemental data
Net assets, end of period (in thousands)	$11,536		$11,823		$12,431		$13,287		$14,903
Portfolio turnover	12%		6%		12%		9%		19%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.91		$11.06		$10.85		$11.34		$10.97
Income from investment operations:
Net investment income	0.32		0.33		0.33		0.32		0.34
Net realized and unrealized gain (loss)	(0.03)		(0.13)		0.21		(0.44)		0.38
Total from investment operations	0.29		0.20		0.54		(0.12)		0.72
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.33)		(0.32)		(0.34)
Net realized gains	(0.02)		(0.02)		—		(0.05)		(0.01)
Total distributions to shareholders	(0.34)		(0.35)		(0.33)		(0.37)		(0.35)
Net asset value, end of period	$10.86		$10.91		$11.06		$10.85		$11.34
Total return	2.66%		1.85%		5.09%		(1.10%)		6.63%
Ratios to average net assets(a)
Total gross expenses	0.73%		0.74%		0.74%		0.72%		0.74%
Total net expenses(b)	0.56	%(c)	0.56	%(c)	0.56	%(c)	0.55	%(c)	0.54	%(c)
Net investment income	2.90%		3.02%		3.06%		2.91%		3.04%
Supplemental data
Net assets, end of period (in thousands)	$131,129		$129,107		$137,832		$152,543		$182,533
Portfolio turnover	12%		6%		12%		9%		19%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a

Annual Report 2016
25

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

Annual Report 2016
26

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.47% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $211,065 and the administrative services fee paid to the Investment Manager was $36,936.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are

compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of

Annual Report 2016
27

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class T	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $10,933 for Class A, $0 for Class B, $52 for Class C and $35 for Class T shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual Through February 28, 2017
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class T	0.71
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the

Annual Report 2016
28

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for Trustees' deferred compensation, Principal and/or interest of fixed income securities, re-characterization of distributions for investments and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(443)
Accumulated net realized gain	443

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$302	$—
Tax-exempt income	4,540,718	4,716,714
Long-term capital gains	299,793	317,534
Total	$4,840,813	$5,034,248

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	534,093
Undistributed long-term capital gains	580,432
Net unrealized appreciation	8,689,537

At October 31, 2016, the cost of investments for federal income tax purposes was $145,050,709 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,867,962
Unrealized depreciation	(178,425)
Net unrealized appreciation	$8,689,537

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $24,029,756 and $18,936,226, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, one unaffiliated shareholder of record owned 80.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
31

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$619,976
Exempt-Interest Dividends	99.99%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	60	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	60

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	60	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	60	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	60	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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37

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the eighty-second, sixtieth and sixty-seventh percentile (where the best performance would be in the first percentile) of its

Annual Report 2016
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COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

Annual Report 2016
41

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
42

COLUMBIA AMT-FREE CONNECTICUT INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN131_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at investor.columbiathreadneedleus.com.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at investor.columbiathreadneedleus.com/subscribe and select the publications you would like to receive, including:

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Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Management Agreement	43
Important Information About This Report	47

Annual Report 2016

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.63% excluding sales charges for the 12-month period that ended October 31, 2016. Class Z shares of the Fund returned 2.89% for the same time period.

■  During the same 12-months, the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index returned 3.19% and the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 3.38%.

■  The Fund underperformed the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index due primarily to its yield curve positioning and its exposure to the Virgin Islands.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		2.63	2.99	3.55
Including sales charges		-0.41	2.37	3.24
Class B	11/25/02
Excluding sales charges		1.87	2.22	2.79
Including sales charges		-1.13	2.22	2.79
Class C	11/25/02
Excluding sales charges		2.17	2.55	3.13
Including sales charges		1.18	2.55	3.13
Class R4*	03/19/13	2.89	3.25	3.81
Class R5*	03/01/16	2.89	3.25	3.82
Class T	12/31/91
Excluding sales charges		2.74	3.09	3.66
Including sales charges		-2.11	2.10	3.16
Class Z	12/31/91	2.89	3.25	3.82
Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index		3.19	3.61	4.44
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index		3.38	3.81	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index tracks investment grade bonds from the state of New York and its municipalities.

The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free New York Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned 2.63% excluding sales charges during the 12-month period that ended October 31, 2016. Class Z shares of the Fund returned 2.89% for the same time period. During the same 12-months, the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index returned 3.19% and the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 3.38%. The Fund underperformed the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index due primarily to its yield curve positioning and its exposure to the Virgin Islands.

Market Overview

Municipal bonds performed well during the period, with the bulk of the gain occurring in the first eight months of the period. Longer term issues outperformed short- and intermediate-term securities, mirroring trends in the U.S. Treasury market. The relative weakness in short-term debt reflected concerns about possible interest rate hikes by the U.S. Federal Reserve (the Fed), as well as the dislocations associated with money-market reforms. As a result, the yield curve flattened during the period. These trends caused the yields on shorter dated municipal bonds to become more attractive versus U.S. Treasuries, while the ratios for bonds with maturities of ten years and longer stayed largely unchanged.

Demand remained strong during the 12-month period, with municipal bonds funds experiencing 54 weeks of consecutive inflows totalling more than $50 billion. Growing demand from individual investors was augmented by non-traditional buyers from foreign countries, where low rates sparked a worldwide search for bonds with more attractive yields. The robust demand led to tightening yield spreads for tax-exempt issues relative to U.S. Treasuries, with lower rated A and BBB rated bonds outperforming their higher quality counterparts.

New-issue supply was strong throughout the year, and it gained steam near the end of the period. Given the historically low level of interest rates during the period, issuers sought to capitalize on opportunities to refund older, higher yielding issues in order to decrease their debt service costs and improve their balance sheets. In addition, there was a pick-up in issuance to finance new projects such as roads, schools, bridges and airports. This aspect of new-issue supply has been limited over the past eight years as states and municipalities have rebuilt their budgets, re-staffed and added to their rainy day funds. The market was on a pace for $450 billion in new issues in 2016 as of the end of October, which would represent a new record.

New York's Finances Remained Strong, but its Market Lagged

New York tax-exempt bonds slightly underperformed the national market, as their higher quality and lower yields prevented them from fully participating in the gains. The state's underlying fundamentals remained sound, however, highlighted by a healthy fiscal position and robust tax receipt growth. New York has a recent track record of strong financial results, high cash reserves, solid economic performance, well-funded pensions and on-time budgets. In addition, its growth has outpaced that of other northeastern states in recent years. Still, the state's tax structure

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2016)
AAA rating	6.4
AA rating	35.9
A rating	42.7
BBB rating	8.3
BB rating	2.1
Not rated	4.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

is highly dependent on economically sensitive personal income taxes and capital gains. New York City is also demonstrating continued health, supported by record levels of tourism and strength in major employment sectors.

Contributors and Detractors

The Fund's yield curve positioning, particularly its underweight in bonds maturing in the four- to eight-year range, detracted from performance. The portfolio was also overweight in bonds with maturities of less than two years, which further hampered returns given that this segment lagged and added very little income.

The Fund's position in the public power sector contributed to performance, highlighted by robust gains for the bonds of Long Island Power Authority. Hospitals, the Fund's second-largest industry weighting, also generated strong returns. Many of our holdings in these two outperforming sectors are in the lower rated segment of the investment-grade market, which enabled us to participate in the relative strength of this credit tier. Our holdings in the hospital sector also benefited from their longer maturity profile. On the negative side, our position in refunded bonds lagged due largely to their higher credit quality and shorter maturity profile.

The special non-property tax sector also proved to be a challenging area for the Fund, led by price declines in the Fund's holdings in the Virgin Islands. Late in the second calendar quarter, Moody's downgraded the territory due to its ability to utilize the same aspect of legislation that enabled Puerto Rico to pursue its debt restructuring. In addition, investors reacted unfavorably to the Virgin Islands' poor credit fundamentals. After evaluating the outlook for the territory, we decided to reduce the position. Historically, the fund has invested in Virgin Islands credits because they are exempt from federal and New York income taxes. Additionally, investing in the Virgin Islands offered the opportunity to own higher yielding issues than would typically be found in the New York market.

Fund Positioning

At the close of the period, the Fund had a roughly neutral duration (interest-rate sensitivity) relative to the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index. Given the growing concerns about the possibility that the Fed could begin to tighten its interest-rate policy, we chose to avoid risk in this area. For much of the year, we emphasized the lower rated portion of the investment-grade space when adding new securities to the portfolio. Refunding activity has been brisk for close to two years, and we have sought to reinvest the proceeds of refunded positions into investments that produce more yield and income. Later in the period, however, lower rated bonds offered less value due to the tightening of yield spreads. As a result, we began to see more compelling relative-value opportunities among higher rated issues. Overall, we remained focused on emphasizing diversification, managing risk and maintaining our bottom-up credit research process.

Annual Report 2016
6

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.70	1,021.48	3.79	3.83	0.75
Class B	1,000.00	1,000.00	995.90	1,017.69	7.57	7.65	1.50
Class C	1,000.00	1,000.00	997.40	1,019.21	6.06	6.12	1.20
Class R4	1,000.00	1,000.00	1,000.90	1,022.75	2.53	2.56	0.50
Class R5	1,000.00	1,000.00	1,001.60	1,023.20	2.07	2.10	0.41
Class T	1,000.00	1,000.00	1,000.20	1,021.99	3.29	3.32	0.65
Class Z	1,000.00	1,000.00	1,000.90	1,022.75	2.53	2.56	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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7

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CHARTER SCHOOLS 0.8%
Build NYC Resource Corp. Revenue Bonds International Leadership Charter School Series 2013 07/01/23	5.000%	2,375,000	2,336,549
DISPOSAL 1.9%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon, Inc. Series 2009A 01/01/18	5.000%	3,500,000	3,655,225
Oneida-Herkimer Solid Waste Management Authority Revenue Bonds Series 2011 04/01/19	5.000%	830,000	896,732
04/01/20	5.000%	870,000	962,446
Total			5,514,403
HEALTH SERVICES 1.7%
New York State Dormitory Authority Refunding Revenue Bonds Icahn School of Medicine at Mount Sinai Series 2015 07/01/30	5.000%	3,400,000	3,996,258
Revenue Bonds Mount Sinai School of Medicine Series 2010A 07/01/21	5.000%	1,000,000	1,127,830
Total			5,124,088
HIGHER EDUCATION 7.0%
Albany Capital Resource Corp. Refunding Revenue Bonds Albany College of Pharmacy & Health Services Series 2014 12/01/31	5.000%	500,000	581,030
Build NYC Resource Corp. Refunding Revenue Bonds City University of New York-Queens Series 2014A 06/01/29	5.000%	225,000	271,557
06/01/30	5.000%	300,000	360,690
County of Saratoga Refunding Revenue Bonds Skidmore College Series 2014B 07/01/21	5.000%	200,000	233,300
07/01/22	5.000%	220,000	262,205

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dutchess County Local Development Corp. Refunding Revenue Bonds Culinary Institute of America Project Series 2016 07/01/27	5.000%	325,000	396,724
07/01/28	5.000%	150,000	180,878
Revenue Bonds Marist College Project Series 2015A 07/01/29	5.000%	1,000,000	1,199,300
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/24	5.000%	600,000	712,674
09/01/25	5.000%	300,000	354,141
Hempstead Town Local Development Corp. Refunding Revenue Bonds Adelphi University Project Series 2014 10/01/34	5.000%	300,000	347,259
Revenue Bonds Hofstra University Project Series 2013 07/01/28	5.000%	1,170,000	1,366,946
New York State Dormitory Authority Refunding Revenue Bonds Barnard College Series 2015A 07/01/30	5.000%	700,000	841,624
New School Series 2015A 07/01/29	5.000%	450,000	541,242
Pratt Institute Series 2015A 07/01/34	5.000%	2,000,000	2,316,560
St. John's University Series 2015A 07/01/30	5.000%	2,340,000	2,805,332
Revenue Bonds Cornell University Series 2009A 07/01/25	5.000%	1,000,000	1,101,780
Culinary Institute of America Series 2012 07/01/28	5.000%	500,000	563,960
New York University Series 1998A (NPFGC) 07/01/20	5.750%	2,000,000	2,325,440
Rochester Institute of Technology Series 2010 07/01/21	5.000%	1,000,000	1,137,060
St. John's University Series 2012A 07/01/27	5.000%	470,000	552,194

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Teachers College Series 2009 03/01/24	5.000%	1,000,000	1,085,600
Oneida County Industrial Development Agency Revenue Bonds Hamilton College Project Series 2007A (NPFGC)(a) 07/01/20	0.000%	1,000,000	873,170
Total			20,410,666
HOSPITAL 10.6%
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds Catholic Health System Series 2015 07/01/27	5.000%	400,000	469,480
07/01/28	5.000%	360,000	419,357
Build NYC Resource Corp. Refunding Revenue Bonds New York Methodist Hospital Project Series 2014 07/01/28	5.000%	150,000	175,670
07/01/29	5.000%	175,000	203,557
County of Saratoga Revenue Bonds Saratoga Hospital Project Series 2013A 12/01/24	5.000%	1,085,000	1,300,470
12/01/25	5.000%	1,115,000	1,329,927
12/01/27	5.000%	1,225,000	1,444,924
Dutchess County Local Development Corp. Revenue Bonds Health Quest Systems, Inc. Series 2016B 07/01/33	5.000%	3,000,000	3,533,190
Series 2014A 07/01/34	5.000%	300,000	345,912
Monroe County Industrial Development Corp. Refunding Revenue Bonds Highland Hospital Rochester Project Series 2015 07/01/25	5.000%	450,000	554,315
07/01/26	5.000%	350,000	427,557
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	1,840,000	2,010,218
07/01/20	5.000%	2,815,000	3,159,809
Revenue Bonds Catholic Health Services of Long Island Series 2014 07/01/32	5.000%	1,250,000	1,413,637
07/01/33	5.000%	675,000	759,929

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Refunding Revenue Bonds NYU Hospitals Center Series 2014 07/01/30	5.000%	1,000,000	1,189,920
07/01/31	5.000%	1,000,000	1,184,120
Series 2016 07/01/33	5.000%	360,000	430,358
North Shore-Long Island Jewish Obligation Group Series 2015A 05/01/31	5.000%	3,000,000	3,563,550
Revenue Bonds Memorial Sloan-Kettering Cancer Center Series 2012 07/01/27	5.000%	500,000	581,675
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	1,725,000	1,935,657
Series 2011A 07/01/31	5.000%	2,000,000	2,221,680
Orange Regional Medical Center Series 2008 12/01/29	6.125%	1,350,000	1,441,125
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/22	5.000%	500,000	520,085
12/01/27	5.125%	500,000	518,905
Total			31,135,027
INVESTOR OWNED 0.5%
New York State Energy Research & Development Authority Refunding Revenue Bonds New York State Electric & Gas Series 1994 02/01/29	2.000%	1,500,000	1,523,775
LOCAL APPROPRIATION 0.9%
New York State Dormitory Authority Revenue Bonds Municipal Health Facilities Subordinated Series 2001-2 01/15/21	5.000%	2,500,000	2,624,100
LOCAL GENERAL OBLIGATION 12.6%
City of New York Subordinated Unlimited General Obligation Bonds Series 2008I-1 02/01/23	5.000%	2,000,000	2,102,620
Unlimited General Obligation Bonds Series 2007D-1 12/01/21	5.000%	2,000,000	2,090,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2014J 08/01/30	5.000%	1,500,000	1,795,350
Unlimited Obligation Refunding Notes Series 2016C 08/01/32	5.000%	2,000,000	2,394,120
Unrefunded Unlimited General Obligation Bonds Series 2007D 02/01/24	5.000%	630,000	636,628
City of Schenectady Limited General Obligation Refunding Bonds Series 2016 (AGM) 05/15/26	5.000%	1,000,000	1,258,410
City of Syracuse Limited General Obligation Refunding & Public Improvement Bonds Series 2014 08/15/23	5.000%	405,000	492,488
Limited General Obligation Refunding Bonds Series 2015A 03/01/24	5.000%	1,000,000	1,219,680
City of Yonkers Limited General Obligation Notes Series 2015A (AGM) 03/15/23	5.000%	1,250,000	1,433,762
County of Allegany Limited General Obligation Refunding Bonds Public Improvement Series 2014 (BAM) 09/15/28	5.000%	1,375,000	1,669,497
County of Erie Limited General Obligation Bonds Public Improvement Series 2012A 04/01/25	5.000%	500,000	586,310
County of Monroe Limited General Obligation Bonds Series 2016 BAM 06/01/26	5.000%	2,330,000	2,883,352
County of Nassau Limited General Obligation Refunding Bonds Series 2016A 01/01/32	5.000%	1,640,000	1,938,595
County of Rockland Limited General Obligation Bonds Series 2014A (AGM) 03/01/24	5.000%	1,450,000	1,738,216
County of Suffolk Unlimited General Obligation Bonds Public Improvement Series 2008B 11/01/19	5.000%	2,315,000	2,490,871

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Refunding Revenue Bonds School Districts Bond Financing Series 2013E (AGM) 10/01/31	5.000%	500,000	594,700
School Districts Financing Program Series 2015B (AGM) 10/01/27	5.000%	2,010,000	2,494,169
Revenue Bonds Series 2016E 10/01/27	5.000%	2,715,000	3,382,781
Ramapo Local Development Corp. Refunding Revenue Bonds Guaranteed Series 2013 03/15/28	5.000%	2,180,000	2,471,074
Three Village Central School District Brookhaven & Smithtown Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/01/18	5.000%	1,000,000	1,065,910
Town of Oyster Bay Limited General Obligation Refunding & Public Improvement Bonds Series 2014B 08/15/23	5.000%	1,850,000	2,156,915
Total			36,896,188
MULTI-FAMILY 1.5%
Albany Capital Resource Corp. Refunding Revenue Bonds Empire Commons Student Housing Series 2016 05/01/30	5.000%	350,000	419,653
Housing Development Corp. Refunding Revenue Bonds 8 Spruce Street Series 2014E 02/15/48	3.500%	1,000,000	1,015,400
New York State Dormitory Authority Revenue Bonds Residential Institution for Children Series 2008A-1 06/01/33	5.000%	1,700,000	1,796,271
Tompkins County Development Corp. Revenue Bonds Tompkins Cortland Community College Series 2013 07/01/18	5.000%	1,045,000	1,087,354
Total			4,318,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MUNICIPAL POWER 5.4%
Long Island Power Authority Refunding Revenue Bonds Series 2014A 09/01/34	5.000%	2,000,000	2,322,760
Series 2016B 09/01/30	5.000%	4,500,000	5,392,755
Revenue Bonds Electric System General Purpose Series 2015B 09/01/32	5.000%	765,000	899,143
Series 2009A 04/01/21	5.250%	1,000,000	1,085,490
04/01/22	5.500%	3,000,000	3,266,700
Series 2011A 05/01/21	5.000%	1,000,000	1,154,120
Series 2012B 09/01/26	5.000%	1,510,000	1,768,482
Total			15,889,450
OTHER BOND ISSUE 1.8%
Build NYC Resource Corp. Revenue Bonds Series 2015 07/01/29	5.000%	545,000	647,062
07/01/31	5.000%	715,000	842,506
New York City Trust for Cultural Resources Refunding Revenue Bonds Alvin Ailey Dance Foundation Series 2016SE 07/01/32	4.000%	305,000	332,828
07/01/33	4.000%	715,000	777,091
New York Liberty Development Corp. Refunding Revenue Bonds 4 World Trade Center Project Series 2011 11/15/31	5.000%	2,350,000	2,694,815
Total			5,294,302
OTHER REVENUE 0.8%
Brooklyn Arena Local Development Corp. Refunding Revenue Bonds Barclays Center Project Series 2016A 07/15/27	5.000%	2,000,000	2,434,420
POOL / BOND BANK 3.9%
New York Municipal Bond Bank Agency Subordinated Revenue Bonds Series 2009C-1 02/15/18	5.000%	3,000,000	3,146,400

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2012B 10/01/26	5.000%	3,000,000	3,521,280
Unrefunded Revenue Bonds School Districts Bond Financing Program Series 2008 (AGM) 10/01/23	5.000%	1,370,000	1,476,490
Series 2009 (AGM) 10/01/22	5.000%	180,000	198,441
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-New York City Municipal Water Series 2008B 06/15/21	5.000%	3,000,000	3,202,230
Total			11,544,841
PORTS 2.1%
Port Authority of New York & New Jersey Refunding Revenue Bonds Consolidated 184th Series 2014 09/01/30	5.000%	2,000,000	2,424,900
Revenue Bonds Consolidated 161st Series 2009 10/15/31	5.000%	3,390,000	3,773,477
Total			6,198,377
PREP SCHOOL 1.2%
Build NYC Resource Corp. Refunding Revenue Bonds Horace Mann School Project Series 2014 07/01/26	5.000%	475,000	584,155
07/01/27	5.000%	600,000	732,354
Series 2015 06/01/26	5.000%	225,000	274,833
06/01/28	5.000%	250,000	301,095
Build NYC Resource Corp.(b) Revenue Bonds International Leadership Charter School Series 2016 07/01/46	6.250%	420,000	406,757
Rensselaer County Industrial Development Agency Refunding Revenue Bonds Emma Willard School Project Series 2015A 01/01/34	5.000%	450,000	518,616
01/01/35	5.000%	590,000	678,571
Total			3,496,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RECREATION 0.6%
Build NYC Resource Corp. Refunding Revenue Bonds YMCA of Greater New York Project Series 2015 08/01/29	5.000%	430,000	508,101
Revenue Bonds YMCA of Greater New York Project Series 2012 08/01/32	5.000%	500,000	564,255
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2016S 04/01/31	4.000%	500,000	573,070
Total			1,645,426
REFUNDED / ESCROWED 12.0%
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(a) 09/01/20	0.000%	2,210,000	2,101,555
Metropolitan Transportation Authority Prerefunded 11/15/18 Revenue Bonds Series 2008C 11/15/23	6.250%	2,855,000	3,166,281
New York City Trust for Cultural Resources Prerefunded 10/01/18 Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/26	5.000%	4,850,000	5,228,930
New York State Dormitory Authority Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,000,000	4,422,920
Prerefunded 07/01/19 Revenue Bonds Mount Sinai School of Medicine Series 2009 07/01/27	5.500%	4,000,000	4,465,680
Prerefunded 07/01/20 Revenue Bonds New York University Hospital Center Series 2011A 07/01/23	5.125%	1,000,000	1,145,800
Prerefunded 10/01/18 Revenue Bonds School Districts Bond Financing Program Series 2008 (AGM) 10/01/23	5.000%	1,630,000	1,758,640
Prerefunded 10/01/19 Revenue Bonds School Districts Bond Financing Program Series 2009 (AGM) 10/01/22	5.000%	2,820,000	3,146,866

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority(a) Revenue Bonds Capital Appreciation-Memorial Sloan-Kettering Cancer Center Series 2003-1 Escrowed to Maturity (NPFGC) 07/01/25	0.000%	3,750,000	3,287,400
New York State Thruway Authority Highway & Bridge Trust Fund Prerefunded 04/01/18 Revenue Bonds Series 2008A 04/01/21	5.000%	1,000,000	1,058,460
Onondaga Civic Development Corp. Prerefunded 07/01/19 Revenue Bonds St. Joseph's Hospital Health Center Project Series 2014 07/01/25	5.000%	500,000	552,630
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(c) 07/01/22	5.250%	355,000	429,312
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	2,000,000	2,431,800
Prerefunded 05/15/18 Revenue Bonds General Purpose Series 2008A 11/15/21	5.000%	2,000,000	2,127,760
Total			35,324,034
RETIREMENT COMMUNITIES 3.2%
Buffalo & Erie County Industrial Land Development Corp. Refunding Revenue Bonds Orchard Park Series 2015 11/15/29	5.000%	550,000	621,467
11/15/30	5.000%	650,000	730,944
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/26	5.000%	740,000	791,571
07/01/27	5.000%	700,000	745,318
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	2,500,000	2,505,300
Tompkins County Development Corp. Refunding Revenue Bonds Kendal at Ithaca, Inc. Project Series 2014 07/01/29	5.000%	1,000,000	1,134,210
07/01/34	5.000%	1,000,000	1,112,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/27	6.000%	1,730,000	1,754,220
Total			9,395,160
SALES TAX 0.9%
Sales Tax Asset Receivable Corp. Refunding Revenue Bonds Fiscal 2015 Series 2014A 10/15/24	5.000%	2,000,000	2,521,920
SPECIAL NON PROPERTY TAX 9.4%
Metropolitan Transportation Authority Revenue Bonds Series 2004A (NPFGC) 11/15/18	5.250%	800,000	869,976
New York City Transitional Finance Authority Building Aid Revenue Bonds Series 2007S-2 (NPFGC) 01/15/21	5.000%	4,300,000	4,336,679
New York City Transitional Finance Authority Future Tax Secured Subordinated Revenue Bonds Future Tax Series 2016E-1 02/01/32	5.000%	3,000,000	3,610,350
Series 2016F-3 02/01/33	4.000%	3,000,000	3,296,610
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2009A-1 05/01/27	5.000%	5,000,000	5,491,300
New York Convention Center Development Corp. Refunding Revenue Bonds Hotel Unit Fee Secured Series 2015 11/15/27	5.000%	4,120,000	5,102,332
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/26	5.500%	1,000,000	1,306,100
Virgin Islands Public Finance Authority(c) Refunding Revenue Bonds Series 2013B 10/01/24	5.000%	1,740,000	1,726,132
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/25	5.000%	2,000,000	1,973,900
Total			27,713,379

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
STATE APPROPRIATED 5.5%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2011A 05/01/30	5.250%	1,440,000	1,665,087
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,000,000	3,303,690
Revenue Bonds Mental Health Services Facility Improvements Series 2009 02/15/18	5.500%	1,000,000	1,058,870
Schools Program Series 2000 07/01/20	6.250%	855,000	859,044
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/21	5.500%	1,000,000	1,191,130
Series 1993A 05/15/19	5.500%	2,500,000	2,704,200
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/26	5.000%	3,125,000	3,335,375
Series 2008C 01/01/22	5.000%	2,000,000	2,136,020
Total			16,253,416
TOBACCO 1.1%
Chautauqua Tobacco Asset Securitization Corp. Refunding Revenue Bonds Series 2014 06/01/29	5.000%	3,000,000	3,144,870
TRANSPORTATION 5.2%
Metropolitan Transportation Authority Revenue Bonds Green Bonds Series 2016A-1 11/15/32	5.000%	3,000,000	3,560,160
Series 2005B (AMBAC) 11/15/24	5.250%	750,000	935,542
Series 2014C 11/15/29	5.000%	3,000,000	3,617,340
Series 2016C-1 11/15/27	5.000%	1,265,000	1,561,794
Transportation Series 2010D 11/15/28	5.250%	3,000,000	3,479,700
Series 2014B 11/15/22	5.000%	1,000,000	1,196,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Series 2008C 11/15/23	6.250%	715,000	791,720
Total			15,143,056
TURNPIKE / BRIDGE / TOLL ROAD 4.2%
New York State Thruway Authority Refunding Revenue Bonds Series 2014K 01/01/32	5.000%	1,000,000	1,179,560
01/01/29	5.000%	1,850,000	2,226,031
Revenue Bonds Junior Lien Series 2016A 01/01/33	5.000%	3,500,000	4,155,970
Niagara Falls Bridge Commission Revenue Bonds Bridge System Series 1993A (AGM) 10/01/19	4.000%	1,265,000	1,340,660
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Purpose Series 2011A 01/01/25	5.000%	3,000,000	3,531,510
Total			12,433,731
WATER & SEWER 1.0%
Buffalo Municipal Water Finance Authority Refunding Revenue Bonds Series 2015A 07/01/28	5.000%	700,000	839,510
Rensselaer County Water Service & Sewer Authority Revenue Bonds Sewer Service Series 2008 09/01/28	5.100%	1,155,000	1,202,401
Water Service Series 2008 09/01/28	5.100%	570,000	593,393

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Nassau County Water Authority Revenue Bonds Series 2015A 04/01/27	5.000%	145,000	175,946
04/01/28	5.000%	175,000	210,744
Total			3,021,994
Total Municipal Bonds (Cost: $266,464,307)			281,338,231

Floating Rate Notes 2.4%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
City of New York(d) Unlimited General Obligation Bonds Fiscal 2015 VRDN Subordinated Series 2015 06/01/44	0.520%	2,100,000	2,100,000
VRDN Subordinated Series 1994H-3 (AGM) 08/01/20	0.530%	2,200,000	2,200,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds NYC Recovery VRDN Subordinated Series 20021-C(d) 11/01/22	0.520%	2,890,000	2,890,000
Total Floating Rate Notes (Cost: $7,190,000)			7,190,000

Money Market Funds 0.4%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.380%(e)	1,035,257	1,035,257
Total Money Market Funds (Cost: $1,035,257)		1,035,257
Total Investments (Cost: $274,689,564)		289,563,488
Other Assets & Liabilities, Net		4,097,817
Net Assets		293,661,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $406,757 or 0.14% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2016, the value of these securities amounted to $4,129,344 or 1.41% of net assets.

(d)  Variable rate security.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAM  Build America Mutual Assurance Co.

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	281,338,231	—	281,338,231
Floating Rate Notes	—	7,190,000		7,190,000
Money Market Funds	1,035,257	—	—	1,035,257
Total Investments	1,035,257	288,528,231		289,563,488

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
(identified cost $274,689,564)	$289,563,488
Cash	1,322,251
Receivable for:
Investments sold	411,633
Capital shares sold	341,138
Interest	3,704,006
Expense reimbursement due from Investment Manager	4,599
Prepaid expenses	2,130
Trustees' deferred compensation plan	40,216
Other assets	2,379
Total assets	295,391,840
Liabilities
Payable for:
Capital shares purchased	886,897
Dividend distributions to shareholders	709,077
Management services fees	11,300
Distribution and/or service fees	2,078
Transfer agent fees	42,595
Chief compliance officer expenses	12
Other expenses	38,360
Trustees' deferred compensation plan	40,216
Total liabilities	1,730,535
Net assets applicable to outstanding capital stock	$293,661,305
Represented by
Paid-in capital	$278,506,786
Undistributed net investment income	212,630
Accumulated net realized gain	67,965
Unrealized appreciation (depreciation) on:
Investments	14,873,924
Total — representing net assets applicable to outstanding capital stock	$293,661,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$29,857,104
Shares outstanding	2,469,582
Net asset value per share	$12.09
Maximum offering price per share(a)	$12.46
Class B
Net assets	$23,980
Shares outstanding	1,984
Net asset value per share	$12.09
Class C
Net assets	$24,010,978
Shares outstanding	1,986,282
Net asset value per share	$12.09
Class R4
Net assets	$1,610,964
Shares outstanding	133,393
Net asset value per share	$12.08
Class R5
Net assets	$156,195
Shares outstanding	12,900
Net asset value per share	$12.11
Class T
Net assets	$7,021,937
Shares outstanding	580,977
Net asset value per share	$12.09
Maximum offering price per share(a)	$12.69
Class Z
Net assets	$230,980,147
Shares outstanding	19,110,517
Net asset value per share	$12.09

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends	$1,383
Interest	10,150,866
Total income	10,152,249
Expenses:
Management services fees	1,355,055
Distribution and/or service fees
Class A	72,795
Class B	242
Class C	223,655
Class T	10,847
Transfer agent fees
Class A	52,770
Class B	44
Class C	40,486
Class R4	2,003
Class R5(a)	6
Class T	13,121
Class Z	414,740
Compensation of board members	21,505
Custodian fees	2,922
Printing and postage fees	27,651
Registration fees	48,389
Audit fees	30,243
Legal fees	7,174
Chief compliance officer expenses	138
Other	18,746
Total expenses	2,342,532
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(591,994)
Fees waived by Distributor — Class C	(67,077)
Expense reductions	(180)
Total net expenses	1,683,281
Net investment income	8,468,968
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	876,420
Net realized gain	876,420
Net change in unrealized appreciation (depreciation) on:
Investments	(1,711,125)
Net change in unrealized depreciation	(1,711,125)
Net realized and unrealized loss	(834,705)
Net increase in net assets resulting from operations	$7,634,263

(a) Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016(a)	Year Ended October 31, 2015
Operations
Net investment income	$8,468,968	$8,374,295
Net realized gain	876,420	1,079,763
Net change in unrealized depreciation	(1,711,125)	(3,244,484)
Net increase in net assets resulting from operations	7,634,263	6,209,574
Distributions to shareholders
Net investment income
Class A	(801,732)	(804,895)
Class B	(486)	(1,700)
Class C	(515,793)	(479,930)
Class R4	(33,340)	(17,845)
Class R5	(356)	—
Class T	(206,884)	(231,668)
Class Z	(6,886,351)	(6,859,545)
Total distributions to shareholders	(8,444,942)	(8,395,583)
Increase in net assets from capital stock activity	17,056,634	18,067,614
Total increase in net assets	16,245,955	15,881,605
Net assets at beginning of year	277,415,350	261,533,745
Net assets at end of year	$293,661,305	$277,415,350
Undistributed net investment income	$212,630	$188,604

(a) Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016(a)		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,082,201	13,212,993	1,399,778	17,045,128
Distributions reinvested	60,869	744,775	62,713	760,349
Redemptions	(1,427,256)	(17,321,753)	(336,899)	(4,091,850)
Net increase (decrease)	(284,186)	(3,363,985)	1,125,592	13,713,627
Class B shares
Subscriptions	—	—	830	9,999
Distributions reinvested	23	281	135	1,635
Redemptions(b)	—	—	(6,407)	(77,340)
Net increase (decrease)	23	281	(5,442)	(65,706)
Class C shares
Subscriptions	594,386	7,275,053	390,502	4,731,252
Distributions reinvested	25,387	310,634	20,322	246,605
Redemptions	(270,020)	(3,299,559)	(317,476)	(3,840,973)
Net increase	349,753	4,286,128	93,348	1,136,884
Class R4 shares
Subscriptions	102,041	1,255,622	27,001	327,034
Distributions reinvested	2,702	33,032	1,446	17,521
Redemptions	(27,684)	(336,874)	(11,191)	(135,194)
Net increase	77,059	951,780	17,256	209,361
Class R5 shares
Subscriptions	12,888	156,293	—	—
Distributions reinvested	12	149	—	—
Net increase	12,900	156,442	—	—
Class T shares
Subscriptions	1,996	24,352	1,828	22,194
Distributions reinvested	10,166	124,338	11,536	139,987
Redemptions	(42,885)	(523,704)	(36,338)	(439,145)
Net decrease	(30,723)	(375,014)	(22,974)	(276,964)
Class Z shares
Subscriptions	3,297,115	40,311,823	2,382,244	28,927,680
Distributions reinvested	86,560	1,058,859	88,736	1,076,770
Redemptions	(2,125,165)	(25,969,680)	(2,198,839)	(26,654,038)
Net increase	1,258,510	15,401,002	272,141	3,350,412
Total net increase	1,383,336	17,056,634	1,479,921	18,067,614

(a) Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.11		$12.21		$12.00		$12.55		$12.10
Income from investment operations:
Net investment income	0.34		0.36		0.38		0.37		0.37
Net realized and unrealized gain (loss)	(0.02)		(0.10)		0.21		(0.55)		0.45
Total from investment operations	0.32		0.26		0.59		(0.18)		0.82
Less distributions to shareholders:
Net investment income	(0.34)		(0.36)		(0.38)		(0.37)		(0.37)
Total distributions to shareholders	(0.34)		(0.36)		(0.38)		(0.37)		(0.37)
Net asset value, end of period	$12.09		$12.11		$12.21		$12.00		$12.55
Total return	2.63%		2.15%		5.01%		(1.49%)		6.84%
Ratios to average net assets(a)
Total gross expenses	0.95%		0.96%		0.96%		0.95%		0.99%
Total net expenses(b)	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.75	%(c)
Net investment income	2.76%		2.95%		3.17%		2.98%		2.97%
Supplemental data
Net assets, end of period (in thousands)	$29,857		$33,348		$19,873		$18,084		$21,764
Portfolio turnover	13%		12%		14%		13%		7%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.11		$12.20		$12.00		$12.55		$12.10
Income from investment operations:
Net investment income	0.25		0.27		0.29		0.27		0.28
Net realized and unrealized gain (loss)	(0.02)		(0.09)		0.20		(0.55)		0.44
Total from investment operations	0.23		0.18		0.49		(0.28)		0.72
Less distributions to shareholders:
Net investment income	(0.25)		(0.27)		(0.29)		(0.27)		(0.27)
Total distributions to shareholders	(0.25)		(0.27)		(0.29)		(0.27)		(0.27)
Net asset value, end of period	$12.09		$12.11		$12.20		$12.00		$12.55
Total return	1.87%		1.47%		4.14%		(2.23%)		6.02%
Ratios to average net assets(a)
Total gross expenses	1.71%		1.72%		1.71%		1.70%		1.74%
Total net expenses(b)	1.50	%(c)	1.50	%(c)	1.50	%(c)	1.50	%(c)	1.50	%(c)
Net investment income	2.02%		2.22%		2.43%		2.21%		2.25%
Supplemental data
Net assets, end of period (in thousands)	$24		$24		$90		$119		$241
Portfolio turnover	13%		12%		14%		13%		7%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.11		$12.20		$12.00		$12.55		$12.10
Income from investment operations:
Net investment income	0.28		0.30		0.33		0.32		0.32
Net realized and unrealized gain (loss)	(0.02)		(0.09)		0.20		(0.55)		0.45
Total from investment operations	0.26		0.21		0.53		(0.23)		0.77
Less distributions to shareholders:
Net investment income	(0.28)		(0.30)		(0.33)		(0.32)		(0.32)
Total distributions to shareholders	(0.28)		(0.30)		(0.33)		(0.32)		(0.32)
Net asset value, end of period	$12.09		$12.11		$12.20		$12.00		$12.55
Total return	2.17%		1.77%		4.47%		(1.88%)		6.41%
Ratios to average net assets(a)
Total gross expenses	1.71%		1.71%		1.71%		1.70%		1.74%
Total net expenses(b)	1.20	%(c)	1.20	%(c)	1.18	%(c)	1.15	%(c)	1.15	%(c)
Net investment income	2.31%		2.50%		2.74%		2.58%		2.57%
Supplemental data
Net assets, end of period (in thousands)	$24,011		$19,817		$18,833		$18,498		$23,008
Portfolio turnover	13%		12%		14%		13%		7%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$12.10		$12.19		$11.99		$12.42
Income from investment operations:
Net investment income	0.37		0.39		0.41		0.25
Net realized and unrealized gain (loss)	(0.02)		(0.09)		0.20		(0.43)
Total from investment operations	0.35		0.30		0.61		(0.18)
Less distributions to shareholders:
Net investment income	(0.37)		(0.39)		(0.41)		(0.25)
Total distributions to shareholders	(0.37)		(0.39)		(0.41)		(0.25)
Net asset value, end of period	$12.08		$12.10		$12.19		$11.99
Total return	2.89%		2.49%		5.19%		(1.48%)
Ratios to average net assets(b)
Total gross expenses	0.71%		0.72%		0.72%		0.67	%(c)
Total net expenses(d)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(c)(e)
Net investment income	3.00%		3.20%		3.39%		3.43	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,611		$682		$477		$44
Portfolio turnover	13%		12%		14%		13%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended October 31, 2016(a)
Per share data
Net asset value, beginning of period	$12.23
Income from investment operations:
Net investment income	0.25
Net realized and unrealized loss	(0.12)
Total from investment operations	0.13
Less distributions to shareholders:
Net investment income	(0.25)
Total distributions to shareholders	(0.25)
Net asset value, end of period	$12.11
Total return	1.08%
Ratios to average net assets(b)
Total gross expenses	0.58	%(c)
Total net expenses(d)	0.41	%(c)
Net investment income	3.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$156
Portfolio turnover	13%

Notes to Financial Highlights

(a)  Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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26

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.11		$12.20		$11.99		$12.55		$12.10
Income from investment operations:
Net investment income	0.35		0.37		0.39		0.38		0.38
Net realized and unrealized gain (loss)	(0.02)		(0.09)		0.21		(0.56)		0.45
Total from investment operations	0.33		0.28		0.60		(0.18)		0.83
Less distributions to shareholders:
Net investment income	(0.35)		(0.37)		(0.39)		(0.38)		(0.38)
Total distributions to shareholders	(0.35)		(0.37)		(0.39)		(0.38)		(0.38)
Net asset value, end of period	$12.09		$12.11		$12.20		$11.99		$12.55
Total return	2.74%		2.33%		5.12%		(1.47%)		6.95%
Ratios to average net assets(a)
Total gross expenses	0.86%		0.87%		0.86%		0.85%		0.90%
Total net expenses(b)	0.65	%(c)	0.65	%(c)	0.65	%(c)	0.65	%(c)	0.65	%(c)
Net investment income	2.87%		3.05%		3.27%		3.08%		3.08%
Supplemental data
Net assets, end of period (in thousands)	$7,022		$7,406		$7,744		$8,319		$9,570
Portfolio turnover	13%		12%		14%		13%		7%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.11		$12.20		$11.99		$12.55		$12.10
Income from investment operations:
Net investment income	0.37		0.39		0.41		0.40		0.40
Net realized and unrealized gain (loss)	(0.02)		(0.09)		0.21		(0.56)		0.45
Total from investment operations	0.35		0.30		0.62		(0.16)		0.85
Less distributions to shareholders:
Net investment income	(0.37)		(0.39)		(0.41)		(0.40)		(0.40)
Total distributions to shareholders	(0.37)		(0.39)		(0.41)		(0.40)		(0.40)
Net asset value, end of period	$12.09		$12.11		$12.20		$11.99		$12.55
Total return	2.89%		2.49%		5.27%		(1.32%)		7.11%
Ratios to average net assets(a)
Total gross expenses	0.71%		0.72%		0.71%		0.70%		0.74%
Total net expenses(b)	0.50	%(c)	0.50	%(c)	0.50	%(c)	0.50	%(c)	0.50	%(c)
Net investment income	3.02%		3.20%		3.42%		3.22%		3.23%
Supplemental data
Net assets, end of period (in thousands)	$230,980		$216,139		$214,517		$215,024		$283,653
Portfolio turnover	13%		12%		14%		13%		7%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on March 1, 2016.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not

Annual Report 2016
29

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The
Annual Report 2016
30

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.47% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $370,479, and the administrative services fee paid to the Investment Manager was $64,375.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.18
Class R5	0.05	*
Class T	0.18
Class Z	0.18

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $180.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $43,341 for Class A, $0 for Class B, $5,025 for Class C and $124 for Class T shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

Annual Report 2016
32

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual Through February 28, 2017
Class A	0.75%
Class B	1.50
Class C	1.50
Class R4	0.50
Class R5	0.41
Class T	0.65
Class Z	0.50

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of

Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$—	$91,888
Tax-exempt income	8,444,942	8,303,695
Total	$8,444,942	$8,395,583

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$955,675
Undistributed long-term capital gains	67,965
Net unrealized appreciation	14,880,171

At October 31, 2016, the cost of investments for federal income tax purposes was $274,683,317 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,500,815
Unrealized depreciation	(620,644)
Net unrealized appreciation	$14,880,171

For the year ended October 31, 2016, $808,455 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $51,488,787 and $37,071,067, respectively, for the year ended

Annual Report 2016
33

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, one unaffiliated shareholder of record owned 68.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt

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34

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
35

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free New York Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free New York Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

Annual Report 2016
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$71,363
Exempt-Interest Dividends	100%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	60	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None

Annual Report 2016
38

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	60

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
39

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	60	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	60	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	60	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
41

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management
Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
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COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the thirtieth, thirtieth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
44

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the first and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
45

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
46

COLUMBIA AMT-FREE NEW YORK INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia AMT-Free New York Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN204_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Management Agreement	47
Important Information About This Report	51

Annual Report 2016

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia California Tax-Exempt Fund (the Fund) Class A shares returned 4.78% excluding sales charges for the 12-month period that ended October 31, 2016. The Fund's Class Z shares returned 5.04% for the same time period.

■  During the same time period, the Bloomberg Barclays California Municipal Bond Index returned 3.84% and the Bloomberg Barclays Municipal Bond Index returned 4.06%.

■  Effective duration and credit quality positioning overall were the primary drivers of performance relative to the Bloomberg Barclays California Municipal Bond Index, while sector allocation and security selection had mixed effect.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	06/16/86
Excluding sales charges		4.78	5.86	4.92
Including sales charges		1.69	5.22	4.60
Class B	08/04/92
Excluding sales charges		4.00	5.07	4.14
Including sales charges		-1.00	4.74	4.14
Class C	08/01/97
Excluding sales charges		4.31	5.39	4.45
Including sales charges		3.31	5.39	4.45
Class R4*	03/19/13	5.04	6.05	5.02
Class R5*	03/01/16	4.85	5.88	4.93
Class Z	09/19/05	5.04	6.13	5.18
Bloomberg Barclays California Municipal Bond Index		3.84	5.00	4.78
Bloomberg Barclays Municipal Bond Index		4.06	4.34	4.57

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Barclays California Municipal Bond Index is a subset of the Bloomberg Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.

The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2016, the Fund's Class A shares returned 4.78% excluding sales charges. The Fund's Class Z shares returned 5.04% for the same time period. During the same time period, the Fund's benchmark, the Bloomberg Barclays California Municipal Bond Index returned 3.84% and the Bloomberg Barclays Municipal Bond Index returned 4.06%. Effective duration and credit quality positioning overall were the primary drivers of performance relative to the Bloomberg Barclays California Municipal Bond Index, while sector allocation and security selection had mixed effect.

Tax-Exempt Bond Market Posted Gains

The tax-exempt fixed-income market overall posted solid gains during the period amid strong technicals and fundamentals. A combination of ongoing uncertainty about the direction of interest rates, slow U.S. economic growth, low inflation and broad global economic weakness helped drive demand for the perceived stability of the asset class. This resulted in a flatter yield curve, or a narrowed differential between longer term and shorter term yields, as yields on shorter term maturities rose and yields on longer term maturities declined. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields fall and vice versa.) During the period, municipal bonds outperformed U.S. Treasuries.

From a technicals, or supply/demand, perspective, municipal bonds benefited from a flight to quality trend, as investors widely perceived the asset class as relatively insulated from global market volatility. There was robust demand from a broad array of buyers, including foreign investors, as yields of municipal bonds were generally higher than the negative interest rates seen in many countries. Municipal bond mutual funds saw positive inflows for 54 consecutive weeks before demand waned ahead of the U.S. election. At the same time, October 2016 saw record supply of $53 billion, the highest since 1985, and, indeed, supply from August through October 2016 was the second highest on record since 2008, as issuers were trying to get ahead of the election, anticipated higher interest rates and implementation of money market reform.

Underlying municipal bond market fundamentals remained sound throughout the period. According to the U.S. Census Bureau, state and local tax revenues saw 18 consecutive quarters of year-over-year growth through the third quarter of 2016. However, there did appear to be more moderate revenue growth in the latter months of the period, as tax collections may have peaked or leveled off. Select negative credit stories made headlines, including Puerto Rico's persistent troubles, unfunded pensions and/or budget impasses in Illinois, New Jersey, Pennsylvania and Connecticut and turmoil in the Chicago Public Schools. However, the widely anticipated Puerto Rico default did not have a significant ripple effect on the broader municipal bond market, and a new federal law implementing a fiscal control board may even help stabilize the island's finances. Further, such locale-specific stories were not representative of the general health of the broad municipal bond market, and overall, the default environment remained benign. There were more credit upgrades than downgrades. California, in particular, saw favorable fundamentals.

Portfolio Management

Catherine Stienstra

Anders Myhran, CFA*

*Effective October 2016, Anders Myhran was named a Portfolio Manager of the Fund.

Quality Breakdown (%) (at October 31, 2016)
AAA rating	2.1
AA rating	26.3
A rating	43.5
BBB rating	18.4
BB rating	2.5
Not rated	7.2
Total	100.0

Percentages indicated are based upon total fixed income investments.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Indeed, independent ratings agency Moody's upgraded the state of California in April 2016 to AA3 and independent ratings agency Fitch upgraded the state in August 2016 to AA-, which put all three public ratings in the low AA category based on improving financial position, declining overall debt, increased liquidity and strong employment. California's strong revenue performance was buoyed by personal income tax collection coming in above-budget forecasts balanced with reduced spending. This, together with on-time budgets, led to a stable outlook for California from the ratings agencies.

Duration and Credit Quality Positioning Aided Returns

The Fund benefited from its combined duration and yield curve positioning. The Fund had a longer duration than the Bloomberg Barclays California Municipal Bond Index, which helped as longer maturity tax-exempt bonds outperformed shorter term maturities during the period. For the same reason and as the yield curve flattened, having an overweight relative to the Bloomberg Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer and a relative underweight in bonds with maturities of 1 to 15 years contributed positively.

In terms of credit quality, having an underweight allocation to bonds rated AAA and overweight allocations to lower investment-grade and to non-rated securities added value, as lower quality, higher yielding securities generally outperformed higher quality, lower yielding securities during the period.

From a sector perspective, the Fund benefited from having underweight allocations to the pre-refunded and state general obligations sectors, which each lagged the Bloomberg Barclays California Municipal Bond Index during the period, and an overweight exposure to the special tax sector, which outpaced the Bloomberg Barclays California Municipal Bond Index during the period. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account, they often increase in value — sometimes significantly.) Effective issue selection within the special tax, education and hospital sectors contributed positively as well.

Underweight to Local General Obligation Sector Detracted

Detracting from Fund results was having an underweight to the local general obligation sector, which was one of the top performing sectors in the Bloomberg Barclays California Municipal Bond Index during the period.

Fundamental Analysis Drove Portfolio Changes

During the period, we reduced the Fund's exposure to the special property tax, state appropriated and local appropriated sectors and increased its allocations to the hospital, airport and charter schools sectors, which tend to be higher yielding sectors. From a credit quality perspective, we

Annual Report 2016
6

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

decreased the Fund's allocation to securities rated A and increased its exposure to securities rated BB. We generally maintained the Fund's longer duration stance and overweight to longer maturity issues relative to the Bloomberg Barclays California Municipal Bond Index given our view that interest rates are likely to remain lower and economic growth stay slower for longer and that longer term maturities may continue to perform well due to yield curve flattening.

As always, the Fund's emphasis remains on generating both a high level of income generally exempt from federal income tax and California state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2016
7

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.60	1,021.13	4.16	4.19	0.82
Class B	1,000.00	1,000.00	1,003.80	1,017.34	7.95	8.00	1.57
Class C	1,000.00	1,000.00	1,004.00	1,018.85	6.43	6.48	1.27
Class R4	1,000.00	1,000.00	1,008.80	1,022.39	2.89	2.91	0.57
Class R5	1,000.00	1,000.00	1,007.80	1,022.64	2.64	2.66	0.52
Class Z	1,000.00	1,000.00	1,007.60	1,022.39	2.89	2.91	0.57

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
8

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 6.1%
City of Fresno Airport(a) Refunding Revenue Bonds Series 2013B AMT 07/01/28	5.000%	500,000	570,210
07/01/30	5.125%	1,050,000	1,195,089
County of Orange Airport Revenue Bonds Series 2009A 07/01/39	5.250%	2,500,000	2,742,050
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	3,000,000	3,224,520
County of Sacramento Airport System(a) Revenue Bonds Senior Series 2008B (AGM) AMT 07/01/39	5.250%	1,000,000	1,057,900
San Francisco City & County Airport Commission-San Francisco International Airport Revenue Bonds San Francisco International Airport Series 2016 AMT(a) 05/01/41	5.000%	10,000,000	11,482,200
San Francisco City & County Airports Commission-San Francisco International Airport(a) Refunding Revenue Bonds 2nd Series 2008-34E (AGM) AMT 05/01/25	5.750%	1,500,000	1,597,380
2nd Series 2011F AMT 05/01/29	5.000%	5,210,000	5,957,583
Revenue Bonds Series 2014A AMT 05/01/44	5.000%	6,000,000	6,787,680
Total			34,614,612
CHARTER SCHOOLS 3.6%
California Municipal Finance Authority Revenue Bonds Julian Charter School Project Series 2015A(b) 03/01/45	5.625%	3,000,000	3,120,060
California School Finance Authority Revenue Bonds KIPP Los Angeles Projects Series 2014A 07/01/44	5.125%	1,000,000	1,113,370
California School Finance Authority(b) Refunding Revenue Bonds Aspire Public Schools Series 2016 08/01/41	5.000%	1,750,000	1,960,157
08/01/46	5.000%	2,250,000	2,511,360

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Alliance College-Ready Public Schools Series 2015 07/01/35	5.000%	3,010,000	3,409,818
07/01/45	5.000%	1,705,000	1,923,223
Green Dot Public School Project Series 2015A 08/01/35	5.000%	1,510,000	1,679,362
KIPP Los Angeles Projects Series 2015A 07/01/45	5.000%	1,000,000	1,116,010
River Springs Charter School Project Series 2015 07/01/46	6.375%	3,000,000	3,189,390
07/01/46	6.375%	420,000	446,515
Total			20,469,265
HEALTH SERVICES 1.1%
California Municipal Finance Authority Refunding Revenue Bonds Harbor Regional Center Project Series 2015 11/01/39	5.000%	2,000,000	2,301,540
Inland Regional Center Project Series 2015 06/15/45	5.000%	3,500,000	3,976,945
Total			6,278,485
HIGHER EDUCATION 6.0%
California Educational Facilities Authority Refunding Revenue Bonds University of the Pacific Series 2015 11/01/36	5.000%	2,000,000	2,335,780
Revenue Bonds California Lutheran University Series 2008 10/01/38	5.750%	3,000,000	3,227,820
Chapman University Series 2011 04/01/31	5.000%	4,375,000	4,982,775
Series 2015 04/01/40	5.000%	2,500,000	2,889,525
Loyola Marymount University Series 2010A 10/01/40	5.125%	1,250,000	1,376,938
California Municipal Finance Authority Refunding Revenue Bonds Azusa Pacific University Series 2015B 04/01/41	5.000%	4,500,000	5,107,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Biola University Series 2008 10/01/28	5.800%	2,000,000	2,122,400
Series 2013 10/01/38	5.000%	1,000,000	1,113,490
10/01/42	5.000%	2,360,000	2,618,562
California State University Refunding Revenue Bonds Systemwide Series 2016A 11/01/38	4.000%	1,000,000	1,095,120
California Statewide Communities Development Authority Revenue Bonds California Baptist University Series 2014A 11/01/43	6.375%	3,000,000	3,434,250
Lancer Plaza Project Series 2013 11/01/33	5.625%	1,400,000	1,484,196
11/01/43	5.875%	1,875,000	1,994,212
Total			33,782,703
HOSPITAL 12.4%
California Health Facilities Financing Authority Refunding Revenue Bonds Adventist Health System/West Series 2016 03/01/39	4.000%	8,750,000	9,074,275
El Camino Hospital Series 2015A 02/01/40	5.000%	1,700,000	1,949,458
Revenue Bonds Dignity Health Series 2009A 07/01/39	6.000%	1,000,000	1,117,730
Series 2009E 07/01/25	5.625%	1,125,000	1,256,659
Series 2011A 03/01/41	5.250%	3,000,000	3,339,330
Lucile Packard Stanford Hospital Series 2016 08/15/55	5.000%	1,000,000	1,154,650
St. Joseph Health System Series 2009A 07/01/29	5.500%	1,500,000	1,666,035
Series 2013A 07/01/37	5.000%	2,000,000	2,298,600
Sutter Health Obligation Group Series 2008A 08/15/30	5.000%	2,500,000	2,659,775
Series 2011B 08/15/31	5.875%	1,815,000	2,118,050

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority Certificate of Participation Community Hospitals of Central California Series 2009 02/01/39	5.500%	4,000,000	4,340,520
Refunding Revenue Bonds Community Medical Centers Series 2015A 02/01/40	5.000%	2,000,000	2,260,680
Unrefunded Certificate of Participation Community Hospitals of Central California Series 2007 02/01/37	5.250%	1,465,000	1,476,148
California Statewide Communities Development Authority Refunding Revenue Bonds Adventist Health System West Series 2015 03/01/35	5.000%	3,850,000	4,576,110
Huntington Memorial Hospital Series 2014B 07/01/44	5.000%	1,000,000	1,122,200
John Muir Health Series 2016A 08/15/41	4.000%	4,955,000	5,175,349
08/15/46	4.000%	500,000	518,865
Revenue Bonds Dignity Health Series 2008B 07/01/30	5.500%	1,895,000	1,950,069
Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/43	5.250%	3,120,000	3,623,256
Loma Linda University Medical Center Series 2014 12/01/54	5.500%	3,660,000	4,079,985
Sutter Health Series 2011A 08/15/42	6.000%	2,000,000	2,336,680
California Statewide Communities Development Authority(b) Revenue Bonds Loma Linda University Medical Center Series 2016A 12/01/56	5.250%	500,000	557,805
City of Torrance Revenue Bonds Torrance Memorial Medical Center Series 2010A 09/01/30	5.000%	3,000,000	3,301,290
Kaweah Delta Health Care District Revenue Bonds Series 2015B 06/01/40	5.000%	4,770,000	5,432,887
Palomar Health Refunding Revenue Bonds Series 2016 11/01/39	5.000%	2,000,000	2,229,140
Total			69,615,546

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
INVESTOR OWNED 0.2%
City of Chula Vista Revenue Bonds San Diego Gas & Electric Co. Series 2004D 01/01/34	5.875%	1,000,000	1,112,510
LOCAL APPROPRIATION 2.1%
Anaheim Public Financing Authority Refunding Revenue Bonds Series 2014A 05/01/46	5.000%	1,000,000	1,172,990
City of Modesto Certificate of Participation Community Center Refinancing Project Series 1993A (AMBAC) 11/01/23	5.000%	1,780,000	1,869,142
Sacramento City Financing Authority Refunding Revenue Bonds Series 2015 (BAM) 12/01/34	5.000%	750,000	884,145
12/01/35	5.000%	1,100,000	1,291,917
Sacramento City Schools Joint Powers Financing Authority Refunding Revenue Bonds Series 2006A 03/01/40	5.000%	2,000,000	2,284,100
San Diego Public Facilities Financing Authority Revenue Bonds Capital Improvement Projects Series 2015A 10/15/44	5.000%	1,000,000	1,174,050
San Mateo County Board of Education Refunding Certificate of Participation Series 2009 06/01/35	5.250%	2,000,000	2,146,080
Victor Elementary School District Certificate of Participation School Construction Refinancing Project Series 1996 (NPFGC) 05/01/18	6.450%	1,225,000	1,279,868
Total			12,102,292
LOCAL GENERAL OBLIGATION 6.7%
Central Valley Schools Financing Authority General Obligation Refunding Revenue Bonds School District Program Series 1998A (NPFGC) 02/01/18	6.450%	250,000	257,998
Conejo Valley Unified School District(c) Unlimited General Obligation Bonds Series 2015A (AGM) 08/01/29	0.000%	1,650,000	1,042,288
08/01/30	0.000%	1,000,000	595,570

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
East Side Union High School District Unlimited General Obligation Refunding Bonds Series 2003B (NPFGC) 08/01/26	5.250%	2,010,000	2,586,689
Glendale Unified School District(c) Unlimited General Obligation Refunding Bonds Series 2015B 09/01/31	0.000%	1,900,000	1,087,047
09/01/32	0.000%	1,000,000	540,900
Long Beach Unified School District Unlimited General Obligation Bonds Series 2015D-1(c) 08/01/32	0.000%	1,500,000	851,430
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009D 01/01/34	5.000%	750,000	827,700
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(c) 08/01/32	0.000%	5,440,000	3,243,709
Monterey Peninsula Community College District(c) Unlimited General Obligation Refunding Bonds Series 2016 08/01/32	0.000%	3,500,000	2,096,815
08/01/33	0.000%	2,000,000	1,160,880
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2006 Series 2012A 08/01/22	5.000%	750,000	867,442
08/01/32	5.500%	2,500,000	2,996,000
Election of 2012 Series 2013 08/01/30	6.250%	1,095,000	1,339,711
Series 2015A 08/01/40	5.000%	1,000,000	1,171,340
Pomona Unified School District(c) Unlimited General Obligation Bonds Series 2016G (AGM) 08/01/33	0.000%	1,000,000	573,040
08/01/34	0.000%	1,610,000	883,793
Poway Unified School District Unlimited General Obligation Bonds Improvement District No. 2007-1-A Series 2009(c) 08/01/30	0.000%	2,295,000	1,491,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Riverside Community College District Foundation(c) Unlimited General Obligation Bonds Election of 2004 Series 2015E 08/01/30	0.000%	600,000	359,850
08/01/31	0.000%	1,000,000	566,950
Rocklin Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1995C (NPFGC)(c) 07/01/20	0.000%	3,460,000	3,011,446
San Diego Unified School District Unlimited General Obligation Bonds Capital Appreciation Bonds Series 2016I(c) 07/01/34	0.000%	5,000,000	2,676,550
San Gorgonio Memorial Health Care District Unlimited General Obligation Refunding Bonds Series 2014 08/01/39	5.000%	4,000,000	4,540,480
Sierra Kings Health Care District Unlimited General Obligation Refunding Bonds Series 2015 08/01/37	5.000%	1,500,000	1,731,795
Simi Valley Unified School District Refunding Certificate of Participation Capital Improvement Projects Series 1998 (AMBAC) 08/01/22	5.250%	925,000	1,029,090
Total			37,529,781
MULTI-FAMILY 1.8%
California Municipal Finance Authority Revenue Bonds Bowles Hall Foundation Series 2015A 06/01/50	5.000%	1,250,000	1,405,688
Caritas Affordable Housing Senior Series 2014 08/15/49	5.250%	3,500,000	4,024,860
Subordinated Series 2014 08/15/49	5.875%	1,000,000	1,129,370
California Statewide Communities Development Authority Refunding Revenue Bonds CHF Irvine LLC Series 2016 05/15/40	5.000%	1,000,000	1,145,180
University of California Irvine East Campus Apartments Series 2012 05/15/31	5.125%	2,000,000	2,274,540
Total			9,979,638

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MUNICIPAL POWER 0.8%
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/28	5.000%	1,325,000	1,423,514
City of Vernon Electric System Revenue Bonds Series 2012A 08/01/30	5.000%	1,000,000	1,136,770
Unrefunded Revenue Bonds Series 2009A 08/01/21	5.125%	1,630,000	1,792,120
Total			4,352,404
OTHER BOND ISSUE 0.7%
City of Long Beach Marina System Revenue Bonds Series 2015 05/15/40	5.000%	2,000,000	2,243,280
San Diego County Regional Airport Authority Revenue Bonds Consolidated Rental Car Facility Project Series 2014A 07/01/44	5.000%	1,500,000	1,709,550
Total			3,952,830
PORTS 2.0%
Port Commission of the City & County of San Francisco Revenue Bonds Series 2010A 03/01/40	5.125%	5,000,000	5,542,600
Port of Los Angeles Refunding Revenue Bonds Series 2014A AMT(a) 08/01/44	5.000%	5,000,000	5,723,900
Total			11,266,500
PREPAID GAS 0.3%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/34	7.000%	1,000,000	1,457,690
RECREATION 0.2%
California Infrastructure & Economic Development Bank Refunding Revenue Bonds Academy Motion Picture Art Series 2015 11/01/41	5.000%	1,000,000	1,163,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
REFUNDED / ESCROWED 10.7%
California Health Facilities Financing Authority Prerefunded 09/01/19 Revenue Bonds Adventist Health System West Series 2009A 09/01/39	5.750%	7,000,000	7,933,450
California State Public Works Board Prerefunded 11/01/19 Revenue Bonds Various Capital Projects Subordinated Series 2009I-1 11/01/29	6.125%	5,000,000	5,759,700
California State University Prerefunded 05/01/19 Revenue Bonds Systemwide Series 2009A 11/01/40	6.000%	2,000,000	2,250,540
California Statewide Communities Development Authority Prerefunded 01/01/19 Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	1,420,000	1,571,457
City of Newport Beach Prerefunded 12/01/21 Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011 12/01/40	6.000%	1,000,000	1,235,440
City of Pomona Refunding Revenue Bonds Series 1990B Escrowed to Maturity (GNMA/FHLMC) 08/01/23	7.500%	655,000	796,048
City of Redding Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC)(d) 07/01/22	10.766%	295,000	386,609
County of Riverside Revenue Bonds Series 1989A Escrowed to Maturity (GNMA) AMT(a) 05/01/21	7.800%	2,500,000	3,187,650
Folsom Redevelopment Agency Successor Agency Prerefunded 08/01/19 Tax Allocation Bonds Central Folsom Redevelopment Project Series 2009 08/01/29	5.125%	1,000,000	1,112,220
08/01/36	5.500%	1,000,000	1,122,370
Imperial Irrigation District Electric System Prerefunded 11/01/20 Revenue Bonds Series 2011A 11/01/31	6.250%	1,000,000	1,203,600
Menifee Union School District Prerefunded 08/01/18 Unlimited General Obligation Bonds Election of 2008 Series 2008A 08/01/33	5.500%	3,125,000	3,377,781

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Modesto Irrigation District Prerefunded 07/01/18 Certificate of Participation Series 2004B 07/01/35	5.500%	2,000,000	2,153,560
Palmdale Civic Authority Prerefunded 07/01/19 Revenue Bonds Redevelopment Project No. 1 Series 2009A 07/01/27	6.000%	4,780,000	5,411,343
Pico Rivera Public Financing Authority Prerefunded 09/01/19 Revenue Bonds Series 2009 09/01/31	5.500%	1,500,000	1,689,570
San Diego Public Facilities Financing Authority Sewer Prerefunded 05/15/19 Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,662,525
San Diego Public Facilities Financing Authority Water Prerefunded 08/01/19 Revenue Bonds Series 2009B 08/01/34	5.375%	2,000,000	2,237,980
San Francisco City & County Redevelopment Agency Prerefunded 08/01/19 Tax Allocation Bonds Mission Bay North Redevelopment Project Series 2009C 08/01/29	6.000%	1,035,000	1,174,756
08/01/39	6.500%	2,625,000	3,014,944
Mission Bay South Redevelopment Project Series 2009D 08/01/29	6.375%	1,000,000	1,145,170
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(c) 01/01/20	0.000%	12,000,000	11,564,760
Total			59,991,473
RESOURCE RECOVERY 0.9%
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT(a)(b) 12/01/32	7.500%	2,745,000	2,058,201
California Pollution Control Financing Authority Revenue Bonds Aemerge Redpak Services Southern California, LLC Project Series 2016 AMT(a)(b) 12/01/27	7.000%	2,750,000	2,755,445
Total			4,813,646

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RETIREMENT COMMUNITIES 4.7%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/31	6.000%	2,200,000	2,503,798
California Health Facilities Financing Authority Refunding Revenue Bonds California-Nevada Methodist Homes Series 2015 07/01/45	5.000%	3,000,000	3,487,110
Northern California Presbyterian Homes Series 2015 07/01/39	5.000%	2,565,000	2,972,938
07/01/44	5.000%	700,000	808,430
California Statewide Communities Development Authority Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/49	5.375%	1,885,000	2,085,413
American Baptist Homes West Series 2015 10/01/45	5.000%	3,155,000	3,558,524
Episcopal Communities and Services Series 2012 05/15/42	5.000%	4,235,000	4,661,973
Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	1,500,000	1,686,075
Covenant Retirement Communities, Inc. Series 2013 12/01/36	5.625%	2,000,000	2,334,120
Eskaton Properties, Inc. Series 2012 11/15/34	5.250%	1,250,000	1,388,962
City of La Verne Refunding Certificate of Participation Brethren Hillcrest Homes Series 2014 05/15/36	5.000%	1,100,000	1,191,487
Total			26,678,830
SALES TAX 1.0%
Riverside County Transportation Commission Revenue Bonds Limited Tax Series 2010A 06/01/32	5.000%	5,000,000	5,655,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SPECIAL PROPERTY TAX 14.5%
Bakersfield Redevelopment Agency Tax Allocation Bonds Old Town Kern Pioneer Series 2009A 08/01/29	7.500%	1,580,000	1,762,648
Southeast Bakersfield Series 2009B 08/01/29	7.250%	740,000	820,653
Carson Redevelopment Agency Successor Agency Tax Allocation Bonds Housing Series 2010A 10/01/30	5.000%	5,000,000	5,602,900
Cerritos Public Financing Authority Tax Allocation Bonds Los Coyotes Redevelopment Project Loan Series 1993A (AMBAC) 11/01/23	6.500%	2,000,000	2,449,760
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/30	5.000%	2,500,000	2,801,150
09/01/38	5.000%	625,000	686,150
Chula Vista Municipal Financing Authority Refunding Special Tax Bonds Series 2015A 09/01/35	5.000%	2,460,000	2,778,078
09/01/36	5.000%	2,435,000	2,743,880
City of Carson Special Assessment Bonds Assessment District No. 92-1 Series 1992 09/02/22	7.375%	75,000	76,010
City of Irvine Special Tax Bonds Community Facilities District 2013-3 Series 2014 09/01/39	5.000%	750,000	835,155
09/01/44	5.000%	1,025,000	1,137,647
City of Palo Alto Refunding & Improvement Special Assessment Bonds Limited Obligation-University Ave. Series 2012 09/02/29	5.000%	800,000	904,080
City of Yucaipa Refunding Special Tax Bonds Community Facilities District No. 98-1 Series 2011 09/01/30	5.375%	1,500,000	1,677,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Corona-Norco Unified School District Refunding Special Tax Bonds Community Facilities District #98-1 Series 2013 09/01/32	5.000%	1,300,000	1,493,258
Elk Grove Unified School District Refunding Special Tax Bonds Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/24	6.500%	3,000,000	3,577,140
Elk Grove Unified School District(c) Refunding Special Tax Bonds Capital Appreciation-Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/18	0.000%	2,720,000	2,572,549
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/23	5.250%	2,100,000	2,319,702
Inland Valley Development Agency Refunding Tax Allocation Bonds Series 2014A 09/01/44	5.000%	5,000,000	5,639,650
Jurupa Public Financing Authority Refunding Special Tax Bonds Series 2014A 09/01/42	5.000%	1,000,000	1,128,240
Los Angeles Community Redevelopment Agency Tax Allocation Bonds Hollywood Redevelopment Project Series 1998C (NPFGC) 07/01/18	5.375%	1,665,000	1,758,306
Mountain View Shoreline Regional Park Community Tax Allocation Bonds Series 2011A 08/01/35	5.625%	1,300,000	1,528,397
08/01/40	5.750%	2,000,000	2,362,720
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	1,500,000	1,501,650
Pittsburg Successor Agency Redevelopment Agency Tax Allocation Bonds Los Medanos Community Development Project Series 1999 (AMBAC)(c) 08/01/24	0.000%	2,100,000	1,754,214
Poway Unified School District Public Financing Authority Special Tax Refunding Bonds Series 2015B 09/01/35	5.000%	1,435,000	1,661,027

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/31	5.000%	1,355,000	1,532,261
Rancho Cucamonga Redevelopment Agency Successor Agency Tax Allocation Bonds Housing Set Aside Series 2007A (NPFGC) 09/01/34	5.000%	3,200,000	3,315,456
Riverside Public Financing Authority Unrefunded Revenue Bonds Multiple Loans Series 1991A 02/01/18	8.000%	10,000	10,131
San Diego Redevelopment Agency Successor Agency Tax Allocation Bonds Capital Appreciation Series 2001 (AGM)(c) 09/01/20	0.000%	3,630,000	3,403,633
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Project Series 2014A 08/01/43	5.000%	1,000,000	1,136,600
San Francisco Redevelopment Projects Series 2009B 08/01/28	6.125%	1,010,000	1,138,937
08/01/32	6.500%	500,000	569,465
Series 2011B 08/01/26	6.125%	500,000	587,645
08/01/31	6.250%	2,600,000	3,081,416
08/01/41	6.625%	1,600,000	1,920,736
Santa Monica Redevelopment Agency Tax Allocation Bonds Earthquake Recovery Redevelopment Series 2011 07/01/36	5.875%	1,250,000	1,480,062
Santee CDC Successor Agency Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/31	7.000%	1,000,000	1,215,770
Sulphur Springs Union School District Unrefunded Special Tax Bonds Community Facilities District Series 2012 09/01/30	5.000%	640,000	727,066
09/01/31	5.000%	685,000	774,612
09/01/33	5.000%	505,000	566,994
Temecula Redevelopment Agency Tax Allocation Bonds Housing Redevelopment Project No. 1 Series 2011A 08/01/39	7.000%	2,100,000	2,587,032

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Union City Community Redevelopment Agency Subordinated Tax Allocation Bonds Lien-Community Redevelopment Project Series 2011 12/01/33	6.875%	1,500,000	1,872,585
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	680,000	700,257
Yorba Linda Redevelopment Agency Subordinated Tax Allocation Bonds Lien-Redevelopment Project Series 2011A 09/01/26	6.000%	1,000,000	1,193,380
09/01/32	6.500%	2,000,000	2,420,120
Total			81,806,122
STATE APPROPRIATED 6.4%
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/29	5.000%	2,500,000	2,955,900
11/01/37	5.000%	6,825,000	7,931,128
Revenue Bonds Judicial Council Projects Series 2011D 12/01/31	5.000%	5,100,000	5,916,204
Series 2013A 03/01/32	5.000%	1,500,000	1,756,665
03/01/38	5.000%	2,500,000	2,906,825
Series 2014B 10/01/39	5.000%	1,000,000	1,169,920
Various Capital Projects Series 2011A 10/01/31	5.125%	5,000,000	5,806,950
Subordinated Series 2010A-1 03/01/35	6.000%	2,750,000	3,177,240
Various Correctional Facilities Series 2014A 09/01/39	5.000%	3,895,000	4,550,489
Total			36,171,321
STATE GENERAL OBLIGATION 11.2%
State of California Unlimited General Obligation Bonds Series 2008 08/01/34	5.000%	3,000,000	3,193,620
Various Purpose Series 2009 10/01/29	5.000%	3,000,000	3,325,530
04/01/31	5.750%	2,750,000	3,053,600
04/01/35	6.000%	4,000,000	4,462,080

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
04/01/38	6.000%	10,500,000	11,712,960
11/01/39	5.500%	4,965,000	5,580,213
Series 2010 03/01/30	5.250%	1,000,000	1,126,740
03/01/33	6.000%	4,000,000	4,642,840
03/01/40	5.500%	4,800,000	5,450,736
Series 2012 04/01/42	5.000%	5,200,000	5,997,004
Series 2016 09/01/35	4.000%	7,500,000	8,174,400
Unlimited General Obligation Refunding Bonds Various Purpose Series 2016 09/01/34	4.000%	2,870,000	3,143,482
Veterans Bond Series 2015 12/01/30	3.500%	3,000,000	3,165,060
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,008
Total			63,030,273
TRANSPORTATION 0.1%
Alameda Corridor Transportation Authority Refunding Revenue Bonds 2nd Subordinated Lien Series 2016B 10/01/37	5.000%	400,000	465,188
TURNPIKE / BRIDGE / TOLL ROAD 2.1%
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 2014A 01/15/46	5.750%	2,850,000	3,332,191
Foothill-Eastern Transportation Corridor Agency(c) Refunding Revenue Bonds Series 2015 01/15/33	0.000%	5,000,000	2,602,550
Riverside County Transportation Commission Revenue Bonds Senior Lien Series 2013A 06/01/48	5.750%	1,500,000	1,735,995
Riverside County Transportation Commission(c) Revenue Bonds Capital Appreciation-Senior Lien Series 2013B 06/01/32	0.000%	2,055,000	1,068,374
06/01/33	0.000%	2,940,000	1,461,386
Senior Lien Series 2013B 06/01/29	0.000%	2,500,000	1,504,525
Total			11,705,021

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WATER & SEWER 1.1%
City of Lodi Wastewater System Unrefunded Certificate of Participation Series 2007A (AGM) 10/01/37	5.000%	325,000	336,882
City of Riverside Sewer Refunding Revenue Bonds Series 2015A 08/01/40	5.000%	3,185,000	3,698,486
City of Tulare Sewer Refunding Revenue Bonds Series 2015 (AGM) 11/15/41	5.000%	2,000,000	2,335,300
Total			6,370,668
Total Municipal Bonds (Cost: $496,241,806)			544,365,718

Floating Rate Notes 0.2%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California Infrastructure & Economic Development Bank Refunding Revenue Bonds Los Angeles Museum VRDN Series 2008 (Wells Fargo Bank)(d)(e) 09/01/37	0.420%	1,000,000	1,000,000
Total Floating Rate Notes (Cost: $1,000,000)			1,000,000
Total Investments (Cost: $497,241,806)			545,365,718
Other Assets & Liabilities, Net			17,207,419
Net Assets			562,573,137

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $24,727,346 or 4.40% of net assets.

(c)  Zero coupon bond.

(d)  Variable rate security.

(e)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAM  Build America Mutual Assurance Co.

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	544,365,718	—	544,365,718
Floating Rate Notes	—	1,000,000	—	1,000,000
Total Investments	—	545,365,718	—	545,365,718

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
(identified cost $497,241,806)	$545,365,718
Cash	6,223,519
Receivable for:
Investments sold	5,238,647
Capital shares sold	1,674,117
Interest	6,459,585
Expense reimbursement due from Investment Manager	972
Prepaid expenses	4,072
Trustees' deferred compensation plan	62,967
Other assets	2,246
Total assets	565,031,843
Liabilities
Payable for:
Capital shares purchased	527,905
Dividend distributions to shareholders	1,701,473
Management services fees	21,251
Distribution and/or service fees	11,025
Transfer agent fees	49,599
Compensation of board members	25,330
Chief compliance officer expenses	23
Other expenses	59,133
Trustees' deferred compensation plan	62,967
Total liabilities	2,458,706
Net assets applicable to outstanding capital stock	$562,573,137
Represented by
Paid-in capital	$511,141,422
Undistributed net investment income	407,385
Accumulated net realized gain	2,900,418
Unrealized appreciation (depreciation) on:
Investments	48,123,912
Total — representing net assets applicable to outstanding capital stock	$562,573,137

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$385,410,242
Shares outstanding	48,565,546
Net asset value per share	$7.94
Maximum offering price per share(a)	$8.19
Class B
Net assets	$121,858
Shares outstanding	15,356
Net asset value per share	$7.94
Class C
Net assets	$54,502,384
Shares outstanding	6,866,602
Net asset value per share	$7.94
Class R4
Net assets	$1,020,951
Shares outstanding	128,633
Net asset value per share	$7.94
Class R5
Net assets	$1,348,910
Shares outstanding	169,675
Net asset value per share	$7.95
Class Z
Net assets	$120,168,792
Shares outstanding	15,136,716
Net asset value per share	$7.94

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends	$5,381
Interest	24,398,958
Total income	24,404,339
Expenses:
Management services fees	2,552,389
Distribution and/or service fees
Class A	966,458
Class B	1,320
Class C	497,547
Transfer agent fees
Class A	498,054
Class B	170
Class C	63,940
Class R4	550
Class R5(a)	119
Class Z	147,209
Compensation of board members	29,363
Custodian fees	4,920
Printing and postage fees	35,705
Registration fees	34,578
Audit fees	29,868
Legal fees	13,868
Chief compliance officer expenses	268
Other	27,066
Total expenses	4,903,392
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(348,734)
Fees waived by Distributor — Class C	(149,221)
Expense reductions	(340)
Total net expenses	4,405,097
Net investment income	19,999,242
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,542,117
Futures contracts	(197,642)
Net realized gain	3,344,475
Net change in unrealized appreciation (depreciation) on:
Investments	1,598,559
Net change in unrealized appreciation	1,598,559
Net realized and unrealized gain	4,943,034
Net increase in net assets resulting from operations	$24,942,276

(a) Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016(a)	Year Ended October 31, 2015
Operations
Net investment income	$19,999,242	$18,714,439
Net realized gain	3,344,475	2,951,048
Net change in unrealized appreciation (depreciation)	1,598,559	(6,581,098)
Net increase in net assets resulting from operations	24,942,276	15,084,389
Distributions to shareholders
Net investment income
Class A	(13,937,637)	(13,754,379)
Class B	(3,769)	(7,376)
Class C	(1,567,080)	(1,428,709)
Class R4	(16,967)	(2,612)
Class R5	(9,513)	—
Class Z	(4,409,285)	(3,574,075)
Net realized gains
Class A	(2,050,395)	(1,583,610)
Class B	(910)	(1,559)
Class C	(243,033)	(186,877)
Class R4	(665)	(115)
Class Z	(595,377)	(329,758)
Total distributions to shareholders	(22,834,631)	(20,869,070)
Increase in net assets from capital stock activity	38,808,159	49,929,638
Proceeds from regulatory settlements (Note 6)	—	312,081
Total increase in net assets	40,915,804	44,457,038
Net assets at beginning of year	521,657,333	477,200,295
Net assets at end of year	$562,573,137	$521,657,333
Undistributed net investment income	$407,385	$352,393

(a) Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016(a)		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	5,768,824	46,251,142	4,953,614	39,224,165
Distributions reinvested	1,600,916	12,796,334	1,512,965	12,002,424
Redemptions	(5,753,148)	(46,263,137)	(4,544,613)	(36,042,462)
Net increase	1,616,592	12,784,339	1,921,966	15,184,127
Class B shares
Subscriptions	2,319	18,508	1,880	14,829
Distributions reinvested	421	3,357	905	7,193
Redemptions(b)	(8,611)	(68,217)	(26,574)	(211,134)
Net decrease	(5,871)	(46,352)	(23,789)	(189,112)
Class C shares
Subscriptions	1,986,190	15,954,144	822,101	6,505,863
Distributions reinvested	136,650	1,092,996	115,727	918,232
Redemptions	(797,901)	(6,392,364)	(646,264)	(5,115,816)
Net increase	1,324,939	10,654,776	291,564	2,308,279
Class R4 shares
Subscriptions	116,357	940,995	12,465	97,996
Distributions reinvested	2,137	17,165	286	2,255
Redemptions	(5,071)	(40,711)	(279)	(2,199)
Net increase	113,423	917,449	12,472	98,052
Class R5 shares
Subscriptions	169,675	1,381,189	—	—
Distributions reinvested	1,155	9,255	—	—
Redemptions	(1,155)	(9,255)	—	—
Net increase	169,675	1,381,189	—	—
Class Z shares
Subscriptions	3,811,989	30,690,415	5,157,968	40,636,813
Distributions reinvested	172,140	1,377,822	117,280	930,067
Redemptions	(2,365,297)	(18,951,479)	(1,143,392)	(9,038,588)
Net increase	1,618,832	13,116,758	4,131,856	32,528,292
Total net increase	4,837,590	38,808,159	6,334,069	49,929,638

(a) Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.90		$7.99		$7.54		$7.99		$7.38
Income from investment operations:
Net investment income	0.29		0.30		0.31		0.31		0.31
Net realized and unrealized gain (loss)	0.08		(0.05)		0.51		(0.45)		0.61
Total from investment operations	0.37		0.25		0.82		(0.14)		0.92
Less distributions to shareholders:
Net investment income	(0.29)		(0.30)		(0.31)		(0.30)		(0.31)
Net realized gains	(0.04)		(0.04)		(0.06)		(0.01)		—
Total distributions to shareholders	(0.33)		(0.34)		(0.37)		(0.31)		(0.31)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$7.94		$7.90		$7.99		$7.54		$7.99
Total return	4.78%		3.16	%(b)	11.22%		(1.80%)		12.63%
Ratios to average net assets(c)
Total gross expenses	0.87%		0.88%		0.88%		0.87%		0.86%
Total net expenses(d)	0.81	%(e)	0.79	%(e)	0.79	%(e)	0.78	%(e)	0.78	%(e)
Net investment income	3.62%		3.81%		4.05%		3.91%		3.97%
Supplemental data
Net assets, end of period (in thousands)	$385,410		$370,795		$359,825		$357,344		$430,657
Portfolio turnover	13%		12%		14%		14%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.90		$7.99		$7.54		$7.99		$7.38
Income from investment operations:
Net investment income	0.23		0.24		0.25		0.25		0.25
Net realized and unrealized gain (loss)	0.08		(0.05)		0.51		(0.45)		0.61
Total from investment operations	0.31		0.19		0.76		(0.20)		0.86
Less distributions to shareholders:
Net investment income	(0.23)		(0.24)		(0.25)		(0.24)		(0.25)
Net realized gains	(0.04)		(0.04)		(0.06)		(0.01)		—
Total distributions to shareholders	(0.27)		(0.28)		(0.31)		(0.25)		(0.25)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$7.94		$7.90		$7.99		$7.54		$7.99
Total return	4.00%		2.39	%(b)	10.39%		(2.53%)		11.78%
Ratios to average net assets(c)
Total gross expenses	1.62%		1.63%		1.63%		1.62%		1.61%
Total net expenses(d)	1.56	%(e)	1.54	%(e)	1.54	%(e)	1.53	%(e)	1.53	%(e)
Net investment income	2.87%		3.06%		3.31%		3.13%		3.22%
Supplemental data
Net assets, end of period (in thousands)	$122		$168		$360		$769		$1,456
Portfolio turnover	13%		12%		14%		14%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.90		$7.99		$7.54		$7.99		$7.38
Income from investment operations:
Net investment income	0.25		0.27		0.28		0.27		0.27
Net realized and unrealized gain (loss)	0.09		(0.06)		0.51		(0.44)		0.61
Total from investment operations	0.34		0.21		0.79		(0.17)		0.88
Less distributions to shareholders:
Net investment income	(0.26)		(0.26)		(0.28)		(0.27)		(0.27)
Net realized gains	(0.04)		(0.04)		(0.06)		(0.01)		—
Total distributions to shareholders	(0.30)		(0.30)		(0.34)		(0.28)		(0.27)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$7.94		$7.90		$7.99		$7.54		$7.99
Total return	4.31%		2.70	%(b)	10.72%		(2.24%)		12.12%
Ratios to average net assets(c)
Total gross expenses	1.62%		1.63%		1.63%		1.62%		1.61%
Total net expenses(d)	1.26	%(e)	1.24	%(e)	1.24	%(e)	1.23	%(e)	1.23	%(e)
Net investment income	3.16%		3.36%		3.59%		3.46%		3.52%
Supplemental data
Net assets, end of period (in thousands)	$54,502		$43,775		$41,962		$39,465		$45,680
Portfolio turnover	13%		12%		14%		14%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$7.90		$7.99		$7.55		$7.97
Income from investment operations:
Net investment income	0.31		0.32		0.33		0.20
Net realized and unrealized gain (loss)	0.08		(0.05)		0.50		(0.42)
Total from investment operations	0.39		0.27		0.83		(0.22)
Less distributions to shareholders:
Net investment income	(0.31)		(0.32)		(0.33)		(0.20)
Net realized gains	(0.04)		(0.04)		(0.06)		—
Total distributions to shareholders	(0.35)		(0.36)		(0.39)		(0.20)
Proceeds from regulatory settlements	—		0.00	(b)	—		—
Net asset value, end of period	$7.94		$7.90		$7.99		$7.55
Total return	5.04%		3.42	%(c)	11.35%		(2.75%)
Ratios to average net assets(d)
Total gross expenses	0.63%		0.63%		0.62%		0.60	%(e)
Total net expenses(f)	0.57	%(g)	0.54	%(g)	0.54	%(g)	0.53	%(e)(g)
Net investment income	3.87%		4.05%		4.25%		4.32	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,021		$120		$22		$2
Portfolio turnover	13%		12%		14%		14%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended October 31, 2016(a)
Per share data
Net asset value, beginning of period	$7.96
Income from investment operations:
Net investment income	0.21
Net realized and unrealized loss	(0.01	)(b)
Total from investment operations	0.20
Less distributions to shareholders:
Net investment income	(0.21)
Total distributions to shareholders	(0.21)
Net asset value, end of period	$7.95
Total return	2.45%
Ratios to average net assets(c)
Total gross expenses	0.55	%(d)
Total net expenses(e)	0.52	%(d)
Net investment income	4.01	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,349
Portfolio turnover	13%

Notes to Financial Highlights

(a)  Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.90		$7.99		$7.55		$8.00		$7.38
Income from investment operations:
Net investment income	0.31		0.32		0.33		0.33		0.33
Net realized and unrealized gain (loss)	0.08		(0.05)		0.50		(0.45)		0.62
Total from investment operations	0.39		0.27		0.83		(0.12)		0.95
Less distributions to shareholders:
Net investment income	(0.31)		(0.32)		(0.33)		(0.32)		(0.33)
Net realized gains	(0.04)		(0.04)		(0.06)		(0.01)		—
Total distributions to shareholders	(0.35)		(0.36)		(0.39)		(0.33)		(0.33)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$7.94		$7.90		$7.99		$7.55		$8.00
Total return	5.04%		3.42	%(b)	11.35%		(1.54%)		13.05%
Ratios to average net assets(c)
Total gross expenses	0.62%		0.63%		0.63%		0.62%		0.61%
Total net expenses(d)	0.56	%(e)	0.54	%(e)	0.54	%(e)	0.53	%(e)	0.53	%(e)
Net investment income	3.87%		4.06%		4.30%		4.16%		4.22%
Supplemental data
Net assets, end of period (in thousands)	$120,169		$106,799		$75,032		$70,850		$84,354
Portfolio turnover	13%		12%		14%		14%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia California Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on March 1, 2016.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management

Annual Report 2016
31

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally

Annual Report 2016
32

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(197,642)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2016:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	1,193,887

*Based on the daily outstanding amounts for the year ended October 31, 2016.

Annual Report 2016
33

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as

Annual Report 2016
34

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.46% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $701,751, and the administrative services fee paid to the Investment Manager was $119,000.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition,

prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class R4	0.13
Class R5	0.05	*
Class Z	0.13

*Annualized.

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $29,096. The liability remaining at October 31, 2016 for non-recurring charges associated with the lease amounted to $16,712 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the

Annual Report 2016
35

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $340.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $144,822 for Class A, $517 for Class B, and $3,572 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2016 Through February 28, 2017	Prior to March 1, 2016
Class A	0.82%	0.81%
Class B	1.57	1.56
Class C	1.57	1.56
Class R4	0.57	0.56
Class R5	0.52	—
Class Z	0.57	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.

Prior to March 1, 2016, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 0.79% for Class A, 1.54% for Class B, 1.54% for Class C, 0.54% for Class R4 and 0.54% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in

Annual Report 2016
36

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

addition to the waiver/reimbursement under these fee waivers and/or expense reimbursement arrangements.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1
Accumulated net realized gain	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$16,125	$304,876
Tax-exempt income	19,928,128	18,462,275
Long-term capital gains	2,890,379	2,101,919
Total	$22,834,632	$20,869,070

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	2,193,287
Undistributed long-term capital gains	3,377,564
Net unrealized appreciation	47,949,103

At October 31, 2016, the cost of investments for federal income tax purposes was $497,416,615 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$49,923,233
Unrealized depreciation	(1,974,130)
Net unrealized appreciation	$47,949,103

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $99,690,441 and $71,926,062, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended October 31, 2015, the Fund recorded a receivable of $312,081 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, one unaffiliated shareholder of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$3,719,247
Exempt-Interest Dividends	99.92%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	60	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	60

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	60	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	60	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	60	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia California Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the forty-eighth, twenty-fifth and twentieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

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COLUMBIA CALIFORNIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
50

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia California Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN123_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA NEW YORK TAX-EXEMPT FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA NEW YORK TAX-EXEMPT FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Management Agreement	45
Important Information About This Report	49

Annual Report 2016

COLUMBIA NEW YORK TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia New York Tax-Exempt Fund (the Fund) Class A shares returned 4.53% excluding sales charges for the 12-month period that ended October 31, 2016. The Fund's Class Z shares returned 4.79% for the same time period.

■  During the same 12-month period, the Bloomberg Barclays New York Municipal Bond Index returned 3.83% and the broad Bloomberg Barclays Municipal Bond Index returned 4.06%.

■  Effective duration and credit quality positioning overall were the primary drivers of performance relative to the Bloomberg Barclays New York Municipal Bond Index, while sector allocation and security selection had mixed effect.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	09/26/86
Excluding sales charges		4.53	4.78	4.55
Including sales charges		1.42	4.16	4.23
Class B	08/04/92
Excluding sales charges		3.75	4.00	3.77
Including sales charges		-1.25	3.66	3.77
Class C	08/01/97
Excluding sales charges		4.07	4.32	4.08
Including sales charges		3.07	4.32	4.08
Class R4*	03/19/13	4.80	4.97	4.64
Class R5*	11/08/12	4.71	4.99	4.66
Class Z*	09/01/11	4.79	5.05	4.69
Bloomberg Barclays New York Municipal Bond Index		3.83	4.19	4.54
Bloomberg Barclays Municipal Bond Index		4.06	4.34	4.57

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/ appended-performance for more information.

The Bloomberg Barclays New York Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of New York.

The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA NEW YORK TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA NEW YORK TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2016, the Fund's Class A shares returned 4.53% excluding sales charges. The Fund's Class Z shares returned 4.79% for the same time period. During the same 12-month period, the Bloomberg Barclays New York Municipal Bond Index returned 3.83% and the broad Bloomberg Barclays Municipal Bond Index returned 4.06% for the same period. Effective duration and credit quality positioning overall were the primary drivers of performance relative to the Bloomberg Barclays New York Municipal Bond Index, while sector allocation and security selection had mixed effect.

Tax-Exempt Bond Market Posted Gains

The tax-exempt fixed-income market overall posted solid gains during the period amid strong technicals and fundamentals. A combination of ongoing uncertainty about the direction of interest rates, slow U.S. economic growth, low inflation and broad global economic weakness helped drive demand for the perceived stability of the asset class. This resulted in a flatter yield curve, or a narrowed differential between longer term and shorter term yields, as yields on shorter term maturities rose and yields on longer term maturities declined. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields fall and vice versa.) During the period, municipal bonds outperformed U.S. Treasuries.

From a technicals, or supply/demand, perspective, municipal bonds benefited from a flight to quality trend, as investors widely perceived the asset class as relatively insulated from global market volatility. There was robust demand from a broad array of buyers, including foreign investors, as yields of municipal bonds were generally higher than the negative interest rates seen in many countries. Municipal bond mutual funds saw positive inflows for 54 consecutive weeks before demand waned ahead of the U.S. election. At the same time, October 2016 saw record supply of $53 billion, the highest since 1985, and, indeed, supply from August through October 2016 was the second highest on record since 2008, as issuers were trying to get ahead of the election, anticipated higher interest rates and implementation of money market reform.

Underlying municipal bond market fundamentals remained sound throughout the period. According to the U.S. Census Bureau, state and local tax revenues saw 18 consecutive quarters of year over year growth through the third quarter of 2016. However, there did appear to be more moderate revenue growth in the latter months of the period, as tax collections may have peaked or leveled off.

Select negative credit stories made headlines, including Puerto Rico's persistent troubles, unfunded pensions and/or budget impasses in Illinois, New Jersey, Pennsylvania and Connecticut and turmoil in the Chicago Public Schools. However, the widely anticipated Puerto Rico default did not have a significant ripple effect on the broader municipal bond market, and a new federal law implementing a fiscal control board may even help stabilize the island's finances. Further, such locale-specific stories were not representative of the general health of the broad municipal bond market, and overall, the default environment remained benign.

There were more credit upgrades than downgrades. New York state, in particular, saw favorable fundamentals. According to independent ratings

Portfolio Management

Catherine Stienstra

Anders Myhran, CFA*

*Effective October 2016, Anders Myhran was named a Portfolio Manager of the Fund.

Quality Breakdown (%) (at October 31, 2016)
AAA rating	2.3
AA rating	33.5
A rating	39.5
BBB rating	14.7
BB rating	1.5
Not rated	8.5
Total	100.0

Percentages indicated are based upon total fixed income investments.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA NEW YORK TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

agency Moody's, the outlook for New York remained stable at the end of the period, reflecting its recent track record of strong financial performance, healthy reserves, solid economic performance, well-funded pensions and on-time budgets. Further, the State of New York's fiscal position remained healthy, with strong tax receipt growth.

Duration and Credit Quality Positioning Aided Returns Most

The Fund benefited from its combined duration and yield curve positioning. The Fund had a longer duration than the Bloomberg Barclays New York Municipal Bond Index, which helped as longer maturity tax-exempt bonds outperformed shorter term maturities during the period. For the same reason and as the yield curve flattened, having an overweight relative to the Bloomberg Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer and a relative underweight in bonds with maturities of 1 to 15 years contributed positively.

In terms of credit quality, having an underweight allocation to bonds rated AAA and overweight allocations to lower investment-grade and to non-rated securities added value, as lower quality, higher yielding securities generally outperformed higher quality, lower yielding securities during the period.

From a sector perspective, the Fund benefited from having an overweight allocation to hospital bonds, as the sector outpaced the Bloomberg Barclays New York Municipal Bond Index during the period. Effective issue selection within the hospital and transportation sectors contributed positively as well.

Overweight to Prerefunded Sector Detracted

Detracting from Fund results was having an overweight to the prerefunded sector, as higher quality securities generally underperformed lower quality securities during the period. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.)

Fundamental Analysis Drove Portfolio Changes

During the period, we reduced the Fund's exposure to the hospital, education and state-appropriated debt sectors and increased its allocations to the toll facilities and transportation sectors, based on our favorable view ahead for growth in the U.S. economy and jobs and for the lower cost of oil. From a credit quality perspective, we decreased the Fund's allocation to securities rated A and increased its exposure to non-rated securities. We generally maintained the Fund's longer duration stance and overweight to longer maturity issues relative to the Bloomberg Barclays New York Municipal Bond Index given our view that interest rates are likely to remain lower and economic growth stay slower for longer and that longer term maturities may continue to perform well due to yield curve flattening.

As always, the Fund's emphasis remains on generating both a high level of income generally exempt from federal income tax and New York state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2016
6

COLUMBIA NEW YORK TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.50	1,021.18	4.11	4.14	0.81
Class B	1,000.00	1,000.00	1,001.80	1,017.39	7.89	7.95	1.56
Class C	1,000.00	1,000.00	1,003.30	1,018.90	6.38	6.43	1.26
Class R4	1,000.00	1,000.00	1,006.80	1,022.44	2.84	2.86	0.56
Class R5	1,000.00	1,000.00	1,007.00	1,022.70	2.59	2.61	0.51
Class Z	1,000.00	1,000.00	1,008.10	1,022.44	2.84	2.86	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 94.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIR TRANSPORTATION 2.6%
New York City Industrial Development Agency Refunding Revenue Bonds Trips Obligated Group Senior Series 2012A AMT(a) 07/01/28	5.000%	2,000,000	2,190,020
New York Transportation Development Corp. Refunding Revenue Bonds American Airlines, Inc. Series 2016 AMT(a) 08/01/31	5.000%	1,500,000	1,601,190
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	2,000,000	2,316,840
Total			6,108,050
AIRPORT 1.3%
New York Transportation Development Corp. Revenue Bonds LaGuardia Airport Terminal B Redevelopment Project Series 2016 AMT(a) 07/01/46	4.000%	3,000,000	3,011,100
CHARTER SCHOOLS 1.1%
Build NYC Resource Corp. Revenue Bonds Bronx Charter School for Excellence Series 2013 04/01/33	5.000%	1,000,000	1,054,910
International Leadership Charter School Series 2013 07/01/33	5.750%	1,500,000	1,431,825
Total			2,486,735
HEALTH SERVICES 0.7%
New York State Dormitory Authority Refunding Revenue Bonds Icahn School of Medicine at Mount Sinai Series 2015 07/01/40	5.000%	1,500,000	1,720,005
HIGHER EDUCATION 7.6%
Albany Capital Resource Corp. Refunding Revenue Bonds Albany College of Pharmacy & Health Services Series 2014 12/01/33	5.000%	125,000	145,160
Build NYC Resource Corp. Refunding Revenue Bonds City University of New York-Queens Series 2014A 06/01/43	5.000%	1,000,000	1,164,940

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/25	5.000%	295,000	348,239
New York State Dormitory Authority Refunding Revenue Bonds New School Series 2015A 07/01/50	5.000%	1,500,000	1,696,815
Pratt Institute Series 2015A 07/01/44	5.000%	1,000,000	1,127,270
Series 2016 07/01/39	5.000%	1,000,000	1,175,890
Series 2016A 07/01/41	5.000%	500,000	588,405
St. John's University Series 2015A 07/01/37	5.000%	1,000,000	1,154,070
Revenue Bonds Consolidated City University System 5th General Resolution Series 2008B 07/01/27	5.000%	1,000,000	1,066,630
Manhattan Marymount College Series 2009 07/01/29	5.250%	1,500,000	1,624,515
St. John's University Series 2007C (NPFGC) 07/01/26	5.250%	1,205,000	1,550,726
Series 2012A 07/01/27	5.000%	240,000	281,971
State University Dormitory Facilities Series 2011A 07/01/31	5.000%	1,000,000	1,158,140
Teacher's College Series 2009 03/01/39	5.500%	500,000	546,370
The New School Series 2010 07/01/40	5.500%	1,500,000	1,712,970
Niagara Area Development Corp. Revenue Bonds Niagara University Project Series 2012A 05/01/35	5.000%	500,000	558,140
St. Lawrence County Industrial Development Agency Revenue Bonds Clarkson University Project Series 2007 07/01/31	5.000%	1,000,000	1,024,020
Town of Hempstead Local Development Corp. Revenue Bonds Molloy College Project Series 2009 07/01/39	5.750%	1,000,000	1,092,240
Total			18,016,511

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HOSPITAL 11.4%
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds Catholic Health System Series 2015 07/01/40	5.000%	1,000,000	1,112,840
Build NYC Resource Corp. Refunding Revenue Bonds New York Methodist Hospital Project Series 2014 07/01/29	5.000%	225,000	261,716
07/01/30	5.000%	180,000	208,289
Dutchess County Local Development Corp. Revenue Bonds Health Quest Systems, Inc. Series 2016B 07/01/41	4.000%	2,000,000	2,104,840
Series 2014A 07/01/44	5.000%	1,000,000	1,136,760
Monroe County Industrial Development Corp. Refunding Revenue Bonds Rochester General Hospital Series 2013A 12/01/32	5.000%	1,350,000	1,524,703
Revenue Bonds Unity Hospital-Rochester Project Series 2010 (FHA) 08/15/35	5.750%	2,000,000	2,342,220
Nassau County Local Economic Assistance Corp. Revenue Bonds Catholic Health Services-Long Island Series 2014 07/01/32	5.000%	750,000	848,182
New York State Dormitory Authority Refunding Revenue Bonds NYU Hospitals Center Series 2014 07/01/36	5.000%	1,000,000	1,164,300
Series 2016 07/01/40	4.000%	1,000,000	1,066,030
North Shore — Long Island Jewish Obligation Group Series 2015A 05/01/37	5.000%	2,000,000	2,322,580
Revenue Bonds Mount Sinai Hospital Series 2010A 07/01/26	5.000%	2,275,000	2,552,823
Series 2011A 07/01/41	5.000%	2,000,000	2,195,740
New York Hospital Medical Center Queens Series 2007 (FHA) 02/15/37	4.750%	975,000	984,672
Orange Regional Medical Center Series 2008 12/01/29	6.125%	900,000	960,750

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Rochester Series 2009A 07/01/39	5.125%	1,000,000	1,100,750
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/32	5.250%	500,000	518,195
Suffolk County Economic Development Corp. Unrefunded Revenue Bonds Catholic Health Services Series 2011 07/01/28	5.000%	2,990,000	3,342,401
Westchester County Healthcare Corp. Unrefunded Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	205,000	232,286
Westchester County Local Development Corp. Refunding Revenue Bonds Westchester Medical Center Series 2016 11/01/37	3.750%	1,000,000	985,690
Total			26,965,767
HUMAN SERVICE PROVIDER 0.4%
Dutchess County Local Development Corp. Revenue Bonds Anderson Center Services, Inc. Project Series 2010 10/01/30	6.000%	1,000,000	1,041,880
INDEPENDENT POWER 0.3%
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	780,000	780,218
LOCAL APPROPRIATION 1.0%
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Court Facilities-Westchester Series 1998(b) 08/01/19	0.000%	1,200,000	1,158,408
Suffolk County Judicial Facilities Agency Revenue Bonds H. Lee Dennison Building Series 2013 11/01/25	5.000%	1,000,000	1,150,960
Total			2,309,368

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
LOCAL GENERAL OBLIGATION 4.5%
City of New York Subordinated Unlimited General Obligation Bonds Series 2009I-1 04/01/27	5.125%	1,500,000	1,639,530
Unlimited General Obligation Refunding Bonds Fiscal 2015 Series 2014A 08/01/31	5.000%	500,000	592,585
City of Syracuse Unlimited General Obligation Bonds Airport Terminal Security Access Improvement Series 2011 AMT(a) 11/01/36	5.000%	1,750,000	1,891,960
County of Erie Limited General Obligation Bonds Public Improvement Series 2015A 09/15/28	5.000%	275,000	332,297
County of Nassau Limited General Obligation Refunding Bonds Series 2016A 01/01/38	5.000%	1,000,000	1,161,820
Mount Sinai Union Free School District Unlimited General Obligation Refunding Bonds Series 1992 (AMBAC) 02/15/19	6.200%	1,005,000	1,119,610
New York State Dormitory Authority Refunding Revenue Bonds School Districts Bond Financing Program Series 2016 10/01/33	5.000%	560,000	671,927
Revenue Bonds School Districts Bond Financing Program Series 2013F 10/01/21	5.000%	1,000,000	1,177,750
Sullivan West Central School District Unlimited General Obligation Refunding Bonds Series 2012 04/15/24	5.000%	500,000	616,195
Town of Oyster Bay Limited General Obligation Bonds BAN Series 2016C 06/01/18	4.000%	1,500,000	1,511,115
Total			10,714,789
MULTI-FAMILY 2.2%
Albany Capital Resource Corp. Refunding Revenue Bonds Empire Commons Student Housing Series 2016 05/01/31	5.000%	350,000	418,029

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Empire Commons Student Housing Series 2016 05/01/32	5.000%	400,000	475,164
Housing Development Corp. Revenue Bonds Gateway Apartments Series 2009A 09/15/25	4.500%	165,000	176,228
Series 2009C-1 11/01/34	5.500%	500,000	534,130
Series 2009M 11/01/45	5.150%	1,250,000	1,297,450
Onondaga Civic Development Corp. Revenue Bonds Upstate Properties Development, Inc. Series 2011 12/01/41	5.250%	1,945,000	2,264,739
Total			5,165,740
MUNICIPAL POWER 3.9%
Long Island Power Authority Refunding Revenue Bonds Series 2014A 09/01/44	5.000%	1,000,000	1,151,470
Series 2016B 09/01/36	5.000%	1,000,000	1,168,250
Revenue Bonds Electric System General Purpose Series 2015B 09/01/23	5.000%	735,000	888,196
09/01/26	5.000%	1,030,000	1,259,731
09/01/45	5.000%	1,380,000	1,584,640
Series 2009A 04/01/23	5.000%	750,000	804,150
Series 2012A 09/01/37	5.000%	2,000,000	2,297,860
Total			9,154,297
NURSING HOME 0.3%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007 01/01/40	5.200%	620,000	628,649
OTHER BOND ISSUE 0.5%
New York City Trust for Cultural Resources Refunding Revenue Bonds Alvin Ailey Dance Foundation Series 2016 07/01/41	4.000%	1,075,000	1,145,982

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRIAL DEVELOPMENT BOND 1.6%
New York Liberty Development Corp. Revenue Bonds Goldman Sachs Headquarters Series 2007 10/01/37	5.500%	1,000,000	1,310,710
Onondaga County Industrial Development Agency Revenue Bonds Bristol-Meyers Squibb Co. Project Series 1994 AMT(a) 03/01/24	5.750%	2,000,000	2,513,060
Total			3,823,770
OTHER REVENUE 1.5%
Brooklyn Arena Local Development Corp. Refunding Revenue Bonds Barclays Center Project Series 2016A 07/15/42	5.000%	3,000,000	3,435,930
POOL / BOND BANK 0.9%
New York State Dormitory Authority Unrefunded Revenue Bonds School Districts Bond Financing Program Series 2009 (AGM) 10/01/36	5.125%	15,000	16,664
New York State Environmental Facilities Corp. Revenue Bonds Series 2009A 06/15/34	5.000%	2,000,000	2,196,880
Total			2,213,544
PORTS 5.5%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 85th Series 1993 03/01/28	5.375%	2,000,000	2,502,300
Consolidated 93rd Series 1994 06/01/94	6.125%	2,250,000	2,861,887
Port Authority of New York & New Jersey(a) Refunding Revenue Bonds 193rd Series 2015 AMT 10/15/35	5.000%	3,135,000	3,683,343
195th Series 2016 AMT 04/01/36	5.000%	2,000,000	2,357,780
Consolidated 186th Series 2014 AMT 10/15/44	5.000%	1,000,000	1,147,460

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Consolidated 147th Series 2007 (NPFGC) AMT 10/15/26	5.000%	500,000	508,265
Total			13,061,035
PREP SCHOOL 1.3%
Build NYC Resource Corp. Refunding Revenue Bonds Series 2015 06/01/33	5.000%	500,000	585,900
06/01/35	5.000%	700,000	815,598
Build NYC Resource Corp.(c) Revenue Bonds International Leadership Charter School Series 2016 07/01/46	6.250%	265,000	256,645
New York State Dormitory Authority Revenue Bonds Convent-Sacred Heart Series 2011 (AGM) 11/01/35	5.625%	750,000	882,232
Rensselaer County Industrial Development Agency Refunding Revenue Bonds Emma Willard School Project Series 2015A 01/01/36	5.000%	500,000	573,495
Total			3,113,870
RECREATION 2.6%
Build NYC Resource Corp. Refunding Revenue Bonds YMCA of Greater New York Project Series 2015 08/01/40	5.000%	900,000	1,027,908
Revenue Bonds YMCA of Greater New York Project Series 2012 08/01/32	5.000%	500,000	564,255
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/24	5.000%	500,000	502,785
Pilot-Yankee Stadium Series 2009 (AGM) 03/01/49	7.000%	250,000	283,243
New York City Trust for Cultural Resources Refunding Revenue Bonds American Museum of Natural History Series 2014S 07/01/41	5.000%	2,000,000	2,303,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Museum of Modern Art Series 2016S 04/01/31	4.000%	500,000	573,070
Revenue Bonds Lincoln Center Series 2008C 12/01/18	5.250%	750,000	813,870
Total			6,068,231
REFUNDED / ESCROWED 9.8%
Albany Industrial Development Agency Prerefunded 11/15/17 Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	1,000,000	1,046,750
Great Neck North Water Authority Prerefunded 01/01/18 Revenue Bonds Series 2008 01/01/33	5.000%	690,000	723,741
Long Island Power Authority Prerefunded 05/01/19 Revenue Bonds Series 2008A 05/01/33	6.000%	1,000,000	1,122,890
Metropolitan Transportation Authority Prerefunded 11/15/18 Revenue Bonds Series 2009A 11/15/26	5.300%	700,000	762,902
Nassau County Industrial Development Agency Prerefunded 05/01/20 Revenue Bonds New York Institute of Technology Project Series 2000A 03/01/26	4.750%	1,210,000	1,354,292
Nassau County Interim Finance Authority Prerefunded 05/15/19 Revenue Bonds Sales Tax Secured Series 2009 11/15/24	5.000%	235,000	258,618
New York City Trust for Cultural Resources Prerefunded 10/01/18 Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/31	5.000%	750,000	808,598
New York City Water & Sewer System Prerefunded 06/15/18 Revenue Bonds Fiscal 2009 Series 2008A 06/15/40	5.750%	230,000	248,021
New York State Dormitory Authority Prerefunded 01/01/17 Revenue Bonds University of Rochester Series 2007B 07/01/27	5.000%	1,000,000	1,007,120

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 05/01/17 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2007A 05/01/32	5.000%	1,000,000	1,021,480
Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/37	5.500%	2,000,000	2,223,780
Prerefunded 07/01/17 Revenue Bonds New York University Hospital Center Series 2007B 07/01/24	5.250%	540,000	556,346
Prerefunded 07/01/18 Revenue Bonds Rochester Institute of Technology Series 2008A 07/01/33	6.000%	1,000,000	1,084,860
Prerefunded 07/01/19 Revenue Bonds Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	1,000,000	1,106,590
Pratt Institute Series 2009C (AGM) 07/01/39	5.125%	1,000,000	1,109,100
Prerefunded 07/01/20 Revenue Bonds New York University Hospital Center Series 2011A 07/01/31	5.750%	800,000	934,568
Prerefunded 10/01/19 Revenue Bonds School Districts Bond Financing Program Series 2009 (AGM) 10/01/36	5.125%	985,000	1,102,707
Onondaga Civic Development Corp. Prerefunded 07/01/19 Revenue Bonds St. Joseph's Hospital Health Center Project Series 2014 07/01/31	5.125%	1,000,000	1,108,540
Seneca County Industrial Development Agency Prerefunded 10/01/17 Revenue Bonds New York Chiropractic College Series 2007 10/01/27	5.000%	750,000	779,168
Suffolk County Economic Development Corp. Prerefunded 07/01/21 Revenue Bonds Catholic Health Services Series 2011 07/01/28	5.000%	510,000	597,689
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	1,800,000	2,188,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Healthcare Corp. Prerefunded 11/01/20 Revenue Bonds Senior Lien Series 2010C 11/01/37	6.125%	1,645,000	1,965,462
Total			23,111,842
RESOURCE RECOVERY 0.9%
Build NYC Resource Corp. Refunding Revenue Bonds Pratt Paper, Inc. Project Series 2014 AMT(a)(c) 01/01/35	5.000%	750,000	842,302
Jefferson County Industrial Development Agency Revenue Bonds Green Bonds Series 2014 AMT(a) 01/01/24	5.250%	1,280,000	1,244,045
Total			2,086,347
RETIREMENT COMMUNITIES 3.7%
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/29	5.000%	1,000,000	1,061,810
Suffolk County Economic Development Corp. Refunding Revenue Bonds Peconic Landing Southold Series 2010 12/01/40	6.000%	1,225,000	1,363,719
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	1,335,000	1,337,830
Syracuse Industrial Development Agency Refunding Revenue Bonds Carousel Center Project Series 2016 AMT(a) 01/01/36	5.000%	200,000	225,012
Tompkins County Development Corp. Refunding Revenue Bonds Kendal at Ithaca, Inc. Project Series 2014 07/01/44	5.000%	1,800,000	1,980,090
Ulster County Capital Resource Corp. Refunding Revenue Bonds Alliance Senior Living Co. Series 2014A(b)(c) 09/15/44	0.000%	1,100,000	983,147

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/42	6.000%	1,750,000	1,769,233
Total			8,720,841
SALES TAX —%
Nassau County Interim Finance Authority Unrefunded Revenue Bonds Sales Tax Secured Series 2009 11/15/24	5.000%	15,000	16,425
SINGLE FAMILY 0.9%
State of New York Mortgage Agency Refunding Revenue Bonds Series 2016-195 10/01/46	4.000%	1,895,000	2,055,279
SPECIAL NON PROPERTY TAX 5.5%
Metropolitan Transportation Authority Revenue Bonds Series 2009B 11/15/34	5.000%	1,000,000	1,114,970
Metropolitan Transportation Authority(b) Refunding Revenue Bonds Series 2012A 11/15/32	0.000%	2,500,000	1,556,075
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-3 01/15/22	5.000%	1,000,000	1,088,380
Series 2009S-5 01/15/32	5.000%	1,000,000	1,081,470
New York City Transitional Finance Authority Future Tax Secured Subordinated Revenue Bonds Series 2016F-3 02/01/34	4.000%	2,000,000	2,189,200
Unrefunded Revenue Bonds Future Tax Secured Subordinated Series 2007 11/01/26	5.000%	345,000	352,269
New York City Transitional Finance Authority Refunded Revenue Bonds Future Tax Secured Subordinated Series 2012B 11/01/30	5.000%	500,000	595,940
New York Convention Center Development Corp. Refunding Revenue Bonds Hotel Unit Fee Secured Series 2015 11/15/45	5.000%	1,500,000	1,746,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Revenue Bonds Education Series 2008B 03/15/36	5.750%	500,000	555,085
Series 2009A 03/15/28	5.000%	1,545,000	1,682,413
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds Series 2009A-1 04/01/29	5.000%	1,000,000	1,094,830
Total			13,056,917
SPECIAL PROPERTY TAX 0.4%
Glen Cove Local Economic Assistance Corp. Refunding Revenue Bonds Garview Point Public Improvement Project Series 2016(d) 01/01/56	5.000%	1,000,000	1,008,560
STATE APPROPRIATED 2.3%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2011A 05/01/32	5.250%	1,000,000	1,153,490
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/20	6.000%	2,000,000	2,284,420
NYSARC, Inc. Series 2012A 07/01/22	5.000%	890,000	1,055,682
State University Educational Facilities Series 2000C (AGM) 05/15/17	5.750%	1,000,000	1,027,120
Total			5,520,712
STUDENT LOAN —%
State of New York Mortgage Agency Revenue Bonds New York State Higher Education Finance Series 2009 11/01/26	4.750%	75,000	79,439
TOBACCO 1.4%
Chautauqua Tobacco Asset Securitization Corp. Refunding Revenue Bonds Series 2014 06/01/34	5.000%	1,000,000	1,071,580

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Counties Tobacco Trust VI Refunding Revenue Bonds Tobacco Settlement Pass-Through Series 2016 06/01/51	5.000%	2,000,000	2,171,940
Total			3,243,520
TRANSPORTATION 6.8%
Metropolitan Transportation Authority Refunding Revenue Bonds Series 2015F 11/15/33	5.000%	2,500,000	2,973,875
Revenue Bonds Green Bonds Series 2016A-1 11/15/41	5.000%	1,000,000	1,163,030
Series 2005B (AMBAC) 11/15/23	5.250%	1,250,000	1,544,263
Series 2011D 11/15/36	5.000%	1,000,000	1,161,600
Series 2012E 11/15/31	5.000%	2,000,000	2,370,960
Transportation Series 2010D 11/15/34	5.000%	1,350,000	1,542,699
Series 2014B 11/15/44	5.000%	2,000,000	2,317,760
Series 2015B 11/15/40	5.000%	1,675,000	1,950,370
Transportation Program Subordinated Series 2015A-1 11/15/45	5.000%	1,000,000	1,160,280
Total			16,184,837
TURNPIKE / BRIDGE / TOLL ROAD 6.9%
New York State Thruway Authority Revenue Bonds General Series 2012I 01/01/32	5.000%	2,000,000	2,301,560
Junior Lien Series 2016A 01/01/29	5.000%	1,000,000	1,219,200
01/01/37	4.000%	4,165,000	4,541,849
Series 2013A 05/01/19	5.000%	1,085,000	1,190,766
Series 2014J 01/01/41	5.000%	3,000,000	3,423,660
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Purpose Series 2016A 11/15/41	5.000%	3,000,000	3,574,020
Total			16,251,055

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WATER & SEWER 5.1%
New York City Water & Sewer System Refunding Revenue Bonds 2nd General Resolution Series 2015 06/15/46	5.000%	1,000,000	1,169,970
Series 2016 06/15/33	4.000%	1,570,000	1,761,509
Series 2011AA 06/15/44	5.000%	1,000,000	1,148,090
Series 2016A 06/15/32	4.500%	1,000,000	1,171,950
Revenue Bonds Series 2008CC 06/15/34	5.000%	3,500,000	3,721,445
Series 2009EE 06/15/40	5.250%	500,000	552,300
Unrefunded Revenue Bonds Fiscal 2009 Series 2008A 06/15/40	5.750%	770,000	827,850
Niagara Falls Public Water Authority Revenue Bonds Series 2013A 07/15/29	5.000%	1,000,000	1,162,350
Rensselaer County Water Service & Sewer Authority Revenue Bonds Water Service Series 2008 09/01/38	5.250%	535,000	553,677
Total			12,069,141
Total Municipal Bonds (Cost: $208,867,179)			224,370,386

Floating Rate Notes 3.0%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York City Water & Sewer System(e) Revenue Bonds 2nd General Resolution Series 2013 06/15/50	0.520%	1,600,000	1,600,000
Series 2014 06/15/50	0.480%	200,000	200,000
Series 2016BB 06/15/49	0.500%	2,000,000	2,000,000
VRDN Series 2001F-2 06/15/33	0.650%	2,000,000	2,000,000
New York City Water & Sewer System(e)(f) Revenue Bonds 2nd General Resolution VRDN Series 2013 (JPMorgan Chase Bank) 06/15/50	0.520%	1,400,000	1,400,000
Total Floating Rate Notes (Cost: $7,200,000)			7,200,000
Total Investments (Cost: $216,067,179)			231,570,386
Other Assets & Liabilities, Net			4,857,206
Net Assets			236,427,592

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Zero coupon bond.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $2,082,094 or 0.88% of net assets.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Variable rate security.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA NEW YORK TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	224,370,386	—	224,370,386
Floating Rate Notes	—	7,200,000	—	7,200,000
Total Investments	—	231,570,386	—	231,570,386

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
(identified cost $216,067,179)	$231,570,386
Cash	3,060,151
Receivable for:
Capital shares sold	671,193
Interest	3,202,679
Expense reimbursement due from Investment Manager	1,224
Prepaid expenses	1,652
Trustees' deferred compensation plan	37,771
Total assets	238,545,056
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	986,410
Capital shares purchased	412,670
Dividend distributions to shareholders	591,273
Management services fees	9,103
Distribution and/or service fees	5,427
Transfer agent fees	18,609
Chief compliance officer expenses	8
Other expenses	56,193
Trustees' deferred compensation plan	37,771
Total liabilities	2,117,464
Net assets applicable to outstanding capital stock	$236,427,592
Represented by
Paid-in capital	$220,412,628
Undistributed net investment income	541,642
Accumulated net realized loss	(29,885)
Unrealized appreciation (depreciation) on:
Investments	15,503,207
Total — representing net assets applicable to outstanding capital stock	$236,427,592

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$179,418,697
Shares outstanding	23,665,562
Net asset value per share	$7.58
Maximum offering price per share(a)	$7.81
Class B
Net assets	$151,157
Shares outstanding	19,942
Net asset value per share	$7.58
Class C
Net assets	$30,349,838
Shares outstanding	4,004,659
Net asset value per share	$7.58
Class R4
Net assets	$290,530
Shares outstanding	38,386
Net asset value per share	$7.57
Class R5
Net assets	$390,430
Shares outstanding	51,686
Net asset value per share	$7.55
Class Z
Net assets	$25,826,940
Shares outstanding	3,409,335
Net asset value per share	$7.58

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends	$4,354
Interest	8,553,327
Total income	8,557,681
Expenses:
Management services fees	1,015,462
Distribution and/or service fees
Class A	420,524
Class B	2,121
Class C	253,792
Transfer agent fees
Class A	200,608
Class B	256
Class C	30,122
Class R4	144
Class R5	53
Class Z	26,155
Compensation of board members	19,973
Custodian fees	2,919
Printing and postage fees	30,943
Registration fees	39,547
Audit fees	30,243
Legal fees	5,364
Chief compliance officer expenses	101
Other	14,550
Total expenses	2,092,877
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(226,407)
Fees waived by Distributor — Class C	(76,118)
Expense reductions	(140)
Total net expenses	1,790,212
Net investment income	6,767,469
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	326,167
Futures contracts	(128,467)
Net realized gain	197,700
Net change in unrealized appreciation (depreciation) on:
Investments	1,626,192
Net change in unrealized appreciation	1,626,192
Net realized and unrealized gain	1,823,892
Net increase in net assets resulting from operations	$8,591,361
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$6,767,469	$6,343,091
Net realized gain	197,700	874,657
Net change in unrealized appreciation (depreciation)	1,626,192	(1,224,141)
Net increase in net assets resulting from operations	8,591,361	5,993,607
Distributions to shareholders
Net investment income
Class A	(5,224,520)	(5,173,050)
Class B	(5,046)	(11,384)
Class C	(669,262)	(551,126)
Class R4	(4,119)	(952)
Class R5	(3,456)	(419)
Class Z	(736,314)	(524,281)
Net realized gains
Class A	(373,161)	—
Class B	(655)	—
Class C	(48,551)	—
Class R4	(102)	—
Class R5	(26)	—
Class Z	(43,669)	—
Total distributions to shareholders	(7,108,881)	(6,261,212)
Increase in net assets from capital stock activity	51,199,867	5,775,081
Total increase in net assets	52,682,347	5,507,476
Net assets at beginning of year	183,745,245	178,237,769
Net assets at end of year	$236,427,592	$183,745,245
Undistributed net investment income	$541,642	$422,999

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA NEW YORK TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	5,795,791	44,303,703	1,767,847	13,247,616
Distributions reinvested	620,952	4,738,843	558,747	4,199,399
Redemptions	(2,362,101)	(18,062,839)	(2,281,061)	(17,080,939)
Net increase	4,054,642	30,979,707	45,533	366,076
Class B shares
Subscriptions	241	1,839	2,979	22,278
Distributions reinvested	285	2,169	703	5,288
Redemptions(a)	(20,395)	(153,891)	(50,972)	(383,533)
Net decrease	(19,869)	(149,883)	(47,290)	(355,967)
Class C shares
Subscriptions	1,672,997	12,783,341	651,175	4,887,351
Distributions reinvested	69,162	528,007	49,981	375,427
Redemptions	(292,720)	(2,230,912)	(352,860)	(2,645,278)
Net increase	1,449,439	11,080,436	348,296	2,617,500
Class R4 shares
Subscriptions	32,428	250,650	3,992	29,822
Distributions reinvested	501	3,837	75	557
Net increase	32,929	254,487	4,067	30,379
Class R5 shares
Subscriptions	49,897	385,310	3,995	30,000
Distributions reinvested	405	3,095	3	22
Redemptions	—	—	(3,998)	(29,808)
Net increase	50,302	388,405	—	214
Class Z shares
Subscriptions	1,370,822	10,481,242	957,842	7,168,126
Distributions reinvested	58,794	449,662	23,588	177,005
Redemptions	(299,596)	(2,284,189)	(561,449)	(4,228,252)
Net increase	1,130,020	8,646,715	419,981	3,116,879
Total net increase	6,697,463	51,199,867	770,587	5,775,081

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.50		$7.51		$7.21		$7.76		$7.27
Income from investment operations:
Net investment income	0.24		0.27		0.27		0.27		0.28
Net realized and unrealized gain (loss)	0.10		(0.01)		0.35		(0.51)		0.50
Total from investment operations	0.34		0.26		0.62		(0.24)		0.78
Less distributions to shareholders:
Net investment income	(0.24)		(0.27)		(0.27)		(0.27)		(0.28)
Net realized gains	(0.02)		—		(0.05)		(0.04)		(0.01)
Total distributions to shareholders	(0.26)		(0.27)		(0.32)		(0.31)		(0.29)
Net asset value, end of period	$7.58		$7.50		$7.51		$7.21		$7.76
Total return	4.53%		3.46%		8.80%		(3.20%)		10.90%
Ratios to average net assets(a)
Total gross expenses	0.91%		0.92%		0.92%		0.91%		0.93%
Total net expenses(b)	0.80	%(c)	0.78	%(c)	0.78	%(c)	0.78	%(c)	0.79	%(c)
Net investment income	3.17%		3.60%		3.73%		3.57%		3.70%
Supplemental data
Net assets, end of period (in thousands)	$179,419		$147,143		$147,024		$145,384		$177,945
Portfolio turnover	9%		11%		11%		15%		24%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.50		$7.51		$7.21		$7.76		$7.27
Income from investment operations:
Net investment income	0.19		0.21		0.22		0.21		0.22
Net realized and unrealized gain (loss)	0.09		(0.01)		0.34		(0.51)		0.50
Total from investment operations	0.28		0.20		0.56		(0.30)		0.72
Less distributions to shareholders:
Net investment income	(0.18)		(0.21)		(0.21)		(0.21)		(0.22)
Net realized gains	(0.02)		—		(0.05)		(0.04)		(0.01)
Total distributions to shareholders	(0.20)		(0.21)		(0.26)		(0.25)		(0.23)
Net asset value, end of period	$7.58		$7.50		$7.51		$7.21		$7.76
Total return	3.75%		2.69%		7.99%		(3.93%)		10.08%
Ratios to average net assets(a)
Total gross expenses	1.66%		1.67%		1.67%		1.66%		1.70%
Total net expenses(b)	1.55	%(c)	1.53	%(c)	1.53	%(c)	1.53	%(c)	1.54	%(c)
Net investment income	2.44%		2.85%		2.99%		2.80%		2.95%
Supplemental data
Net assets, end of period (in thousands)	$151		$299		$654		$778		$1,390
Portfolio turnover	9%		11%		11%		15%		24%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.50		$7.51		$7.21		$7.76		$7.27
Income from investment operations:
Net investment income	0.21		0.24		0.24		0.23		0.25
Net realized and unrealized gain (loss)	0.09		(0.02)		0.35		(0.51)		0.50
Total from investment operations	0.30		0.22		0.59		(0.28)		0.75
Less distributions to shareholders:
Net investment income	(0.20)		(0.23)		(0.24)		(0.23)		(0.25)
Net realized gains	(0.02)		—		(0.05)		(0.04)		(0.01)
Total distributions to shareholders	(0.22)		(0.23)		(0.29)		(0.27)		(0.26)
Net asset value, end of period	$7.58		$7.50		$7.51		$7.21		$7.76
Total return	4.07%		3.00%		8.32%		(3.64%)		10.41%
Ratios to average net assets(a)
Total gross expenses	1.66%		1.67%		1.66%		1.66%		1.68%
Total net expenses(b)	1.25	%(c)	1.23	%(c)	1.23	%(c)	1.23	%(c)	1.24	%(c)
Net investment income	2.69%		3.15%		3.28%		3.12%		3.24%
Supplemental data
Net assets, end of period (in thousands)	$30,350		$19,165		$16,578		$16,254		$20,240
Portfolio turnover	9%		11%		11%		15%		24%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$7.49		$7.50		$7.20		$7.63
Income from investment operations:
Net investment income	0.25		0.29		0.29		0.18
Net realized and unrealized gain (loss)	0.11		(0.02)		0.35		(0.43)
Total from investment operations	0.36		0.27		0.64		(0.25)
Less distributions to shareholders:
Net investment income	(0.26)		(0.28)		(0.29)		(0.18)
Net realized gains	(0.02)		—		(0.05)		—
Total distributions to shareholders	(0.28)		(0.28)		(0.34)		(0.18)
Net asset value, end of period	$7.57		$7.49		$7.50		$7.20
Total return	4.80%		3.72%		9.09%		(3.35%)
Ratios to average net assets(b)
Total gross expenses	0.66%		0.67%		0.65%		0.69	%(c)
Total net expenses(d)	0.56	%(e)	0.53	%(e)	0.53	%(e)	0.53	%(c)(e)
Net investment income	3.32%		3.86%		3.95%		3.88	%(c)
Supplemental data
Net assets, end of period (in thousands)	$291		$41		$10		$2
Portfolio turnover	9%		11%		11%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$7.48	$7.49	$7.20	$7.79
Income from investment operations:
Net investment income	0.25	0.29	0.29	0.28
Net realized and unrealized gain (loss)	0.10	(0.01)	0.34	(0.55)
Total from investment operations	0.35	0.28	0.63	(0.27)
Less distributions to shareholders:
Net investment income	(0.26)	(0.29)	(0.29)	(0.28)
Net realized gains	(0.02)	—	(0.05)	(0.04)
Total distributions to shareholders	(0.28)	(0.29)	(0.34)	(0.32)
Net asset value, end of period	$7.55	$7.48	$7.49	$7.20
Total return	4.71%	3.76%	8.98%	(3.52%)
Ratios to average net assets(b)
Total gross expenses	0.60%	0.58%	0.62%	0.62	%(c)
Total net expenses(d)	0.51%	0.49%	0.49%	0.50	%(c)
Net investment income	3.33%	3.89%	4.13%	3.85	%(c)
Supplemental data
Net assets, end of period (in thousands)	$390	$10	$10	$2
Portfolio turnover	9%	11%	11%	15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA NEW YORK TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$7.50		$7.51		$7.21		$7.76		$7.27
Income from investment operations:
Net investment income	0.26		0.29		0.29		0.29		0.30
Net realized and unrealized gain (loss)	0.10		(0.02)		0.35		(0.51)		0.50
Total from investment operations	0.36		0.27		0.64		(0.22)		0.80
Less distributions to shareholders:
Net investment income	(0.26)		(0.28)		(0.29)		(0.29)		(0.30)
Net realized gains	(0.02)		—		(0.05)		(0.04)		(0.01)
Total distributions to shareholders	(0.28)		(0.28)		(0.34)		(0.33)		(0.31)
Net asset value, end of period	$7.58		$7.50		$7.51		$7.21		$7.76
Total return	4.79%		3.72%		9.07%		(2.96%)		11.19%
Ratios to average net assets(a)
Total gross expenses	0.66%		0.67%		0.67%		0.65%		0.66%
Total net expenses(b)	0.55	%(c)	0.53	%(c)	0.53	%(c)	0.53	%(c)	0.54	%(c)
Net investment income	3.40%		3.85%		3.98%		3.86%		3.90%
Supplemental data
Net assets, end of period (in thousands)	$25,827		$17,088		$13,961		$7,791		$995
Portfolio turnover	9%		11%		11%		15%		24%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia New York Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction

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COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(128,467)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31 , 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	(778,152)

*Based on the daily outstanding amounts for the year ended October 31, 2016.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.47% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $256,900, and the administrative services fee paid to the Investment Manager was $44,957.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

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COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class R4	0.11
Class R5	0.05
Class Z	0.12

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $30,948. The liability remaining at October 31, 2016 for non-recurring charges associated with the lease amounted to $16,618 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $140.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $165,976 for Class A, $0 for Class B and $2,105 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2016 Through February 28, 2017	Prior to March 1, 2016
Class A	0.81%	0.78%
Class B	1.56	1.53
Class C	1.56	1.53
Class R4	0.56	0.53
Class R5	0.51	0.49
Class Z	0.56	0.53

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending

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COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(6,109)
Paid-in capital	6,109

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$11,970	$—
Tax-exempt income	6,630,747	6,261,212
Long-term capital gains	466,164	—
Total	$7,108,881	$6,261,212

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$661,715
Undistributed long-term capital gains	289,201
Net unrealized appreciation	15,915,154

At October 31, 2016, the cost of investments for federal income tax purposes was $215,655,232 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,505,902
Unrealized depreciation	(590,748)
Net unrealized appreciation	$15,915,154

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $61,999,357 and $18,534,740, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of

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COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

(i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, affiliated shareholders of record owned 33.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

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COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the
Shareholders of Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$330,444
Exempt-Interest Dividends	99.82%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	60	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	60

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
41

COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	60	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	60	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	60	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
43

COLUMBIA NEW YORK TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
44

COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia New York Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the twenty-sixth, twenty-sixth and twelfth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
46

COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the first and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
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COLUMBIA NEW YORK TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
48

COLUMBIA NEW YORK TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
49

Columbia New York Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN205_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA STRATEGIC INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	40
Statement of Operations	42
Statement of Changes in Net Assets	43
Financial Highlights	46
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	73
Trustees and Officers	74
Board Consideration and Approval of Management Agreement	79
Important Information About This Report	83

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Strategic Income Fund (the Fund) Class A shares returned 6.57% excluding sales charges for the 12-month period that ended October 31, 2016.

■  The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same time period.

■  During the same 12-month period, the BofAML US Cash Pay High Yield Constrained Index returned 10.12%, the Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned 7.34% and the JPMorgan Emerging Markets Bond Index — Global returned 11.58%.

■  Sector allocation and security selection overall contributed positively, while duration and currency positioning as a whole detracted from the Fund's performance.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	04/21/77
Excluding sales charges		6.57	4.65	5.74
Including sales charges		1.49	3.65	5.22
Class B	05/15/92
Excluding sales charges		5.78	3.90	4.95
Including sales charges		0.78	3.56	4.95
Class C	07/01/97
Excluding sales charges		5.78	3.96	5.05
Including sales charges		4.78	3.96	5.05
Class K*	03/07/11	6.81	4.80	5.81
Class R*	09/27/10	6.45	4.43	5.53
Class R4*	11/08/12	6.95	4.87	5.85
Class R5*	03/07/11	6.87	5.05	5.96
Class W*	09/27/10	6.76	4.71	5.76
Class Y*	06/13/13	7.13	4.96	5.89
Class Z	01/29/99	6.95	4.94	6.00
Bloomberg Barclays U.S. Aggregate Bond Index		4.37	2.90	4.64
BofAML US Cash Pay High Yield Constrained Index		10.12	7.03	7.47
Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged		7.34	-0.90	3.34
JPMorgan Emerging Markets Bond Index — Global		11.58	6.17	7.26

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW (continued)

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.

The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at October 31, 2016)
Asset-Backed Securities — Non-Agency	5.3
Commercial Mortgage-Backed Securities — Non-Agency	3.5
Common Stocks	0.0	(a)
Corporate Bonds & Notes	41.7
Foreign Government Obligations	9.9
Inflation-Indexed Bonds	4.3
Money Market Funds	5.3
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities — Agency	6.8
Residential Mortgage-Backed Securities — Non-Agency	17.1
Senior Loans	5.0
U.S. Treasury Obligations	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at October 31, 2016)
AAA rating	13.8
AA rating	1.0
A rating	3.1
BBB rating	21.2
BB rating	18.1
B rating	18.3
CCC rating	3.9
CC rating	0.0	(a)
D rating	0.0	(a)
Not rated	20.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

For the 12-month period that ended October 31, 2016, the Fund's Class A shares returned 6.57% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same time period. During the same 12-month period, the BofAML US Cash Pay High Yield Constrained Index returned 10.12%, the Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned 7.34% and the JPMorgan Emerging Markets Bond Index — Global returned 11.58%. Sector allocation and security selection overall contributed positively, while duration and currency positioning as a whole detracted from the Fund's performance.

Bond Markets Posted Strong Gains Despite Volatility

During the period, global bond markets posted strong gains overall, following lackluster performance for most of the prior fiscal year. Calendar year 2015 ended on a volatile note, as the Federal Reserve (the Fed) raised interest rates for the first time in nearly a decade in December 2015 amid a backdrop of a strengthening U.S. dollar and declining commodity prices. Commodity prices continued to decline to start 2016, with crude oil hitting a low of $26.21 in mid-February 2016. This weighed on commodities specifically but also on global trade more broadly.

For the first half of 2016, Gross Domestic Product (GDP) growth averaged an anemic 1.1% in the U.S. before rebounding to 2.9% in the third calendar quarter. Generally speaking, central banks responded in an accommodative way. The Bank of Japan reduced its interest rates into negative territory; the European Central Bank expanded its asset purchases to include corporate bonds; the Bank of England reduced its interest rates and expanded asset purchases following the Brexit vote (the U.K. referendum on membership in the European Union); and the Fed indicated it would likely be less aggressive in its rate hiking cycle than previously stated.

As the year progressed, the backdrop of low but positive economic growth, low inflation and accommodative monetary policy turned out to be rather friendly to the bond markets. Interest rate-sensitive assets performed strongly as interest rates declined, and credit-sensitive assets also rebounded sharply. The riskiest sectors of the market, by both measures, performed best. For example, the 30-year U.S. Treasury, as measured by the Bloomberg Barclays 30-Year Treasury Bellwether Index, posted gains of 9.65% as interest rate risk generated gains, while high-yield corporate bonds, as measured by the BofA Merrill Lynch US Cash Pay High Yield Constrained Index, gained 10.12%, led by the lowest credit quality securities. The U.S. Treasury yield curve flattened as short-term rates rose, while longer term yields declined.

Corporate Bond Overweight Aided Fund Results

Relative to the benchmark, having overweight allocations to high-yield and investment-grade corporate bonds contributed positively to the Fund's results, as both of these sectors outpaced the benchmark during the period. Effective security selection among structured products, including mortgage-backed securities, commercial mortgage-backed securities and

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

asset-backed securities, also aided the Fund's relative performance. Non-U.S. duration positioning added value as well, including exposure to bonds in Australia, Brazil, Hungary and Indonesia. Finally, yield curve positioning contributed positively to the Fund's results, as the Fund benefited from the flattening yield curve, meaning the narrowing of yield differential between shorter term and longer term maturities.

U.S. Duration Positioning Hurt Performance

The Fund maintained a shorter U.S. duration position than that of the benchmark, which hurt its performance as interest rates generally declined during the period. Duration is a measure of the Fund's sensitivity to changes in interest rates. Also, the Fund's defensive position in developed market currencies was a drag on relative results as the U.S. dollar weakened versus most other developed market currencies for much of the period. Issue selection among high-yield corporate bonds hurt as well, as the Fund did not have as much exposure to the riskiest segments of the sector, which posted the strongest results. These strongly performing segments, where the Fund was underweight, included bonds rated CCC and those in the energy and metals and mining industries.

Shifting Market Conditions Drove Portfolio Changes

Early in the period, when conditions were particularly volatile, we added to the Fund's exposure to credit-sensitive sectors, including investment-grade and high-yield corporate bonds. The Fund's high-yield corporate bond exposure reached a high of approximately 40% of total net assets in February 2016 when we viewed valuations as most attractive. Following the post-February rally in credit, we took the opportunity to reduce the Fund's credit exposure in favor of mortgage-backed securities and Treasury inflation protected securities (TIPS). By the end of the period, the Fund's exposure to high-yield corporate bonds had been reduced by half of its peak level, bringing it down to approximately 20% of the Fund's total net assets.

Also, we modestly adjusted the Fund's duration throughout the period as market conditions shifted, although we maintained a shorter duration than that of the benchmark throughout. Overall, the Fund's portfolio turnover rate for the 12-month period was 168%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

Derivative Usage

The Fund utilized government bond futures and swaps to manage duration and yield curve exposure, credit default swaps to tactically adjust credit exposure in the high-yield and emerging market debt sectors, currency forwards for hedging foreign currency risk and total return purposes and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for "to be announced," are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security. On a stand-alone basis, these derivatives had a negative impact on Fund performance.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.20	1,020.12	5.25	5.21	1.02
Class B	1,000.00	1,000.00	1,034.10	1,016.33	9.10	9.02	1.77
Class C	1,000.00	1,000.00	1,032.30	1,016.33	9.09	9.02	1.77
Class K	1,000.00	1,000.00	1,037.40	1,020.67	4.69	4.65	0.91
Class R	1,000.00	1,000.00	1,036.40	1,018.85	6.54	6.48	1.27
Class R4	1,000.00	1,000.00	1,039.90	1,021.38	3.97	3.93	0.77
Class R5	1,000.00	1,000.00	1,038.60	1,021.94	3.40	3.37	0.66
Class W	1,000.00	1,000.00	1,038.00	1,020.07	5.31	5.26	1.03
Class Y	1,000.00	1,000.00	1,039.00	1,022.19	3.14	3.12	0.61
Class Z	1,000.00	1,000.00	1,038.10	1,021.38	3.97	3.93	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 41.9%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
AEROSPACE & DEFENSE 0.7%
L-3 Communications Corp. 05/28/24	3.950%		10,705,000	11,213,926
Northrop Grumman Corp. 08/01/23	3.250%		2,744,000	2,897,560
TransDigm, Inc. 07/15/22	6.000%		2,425,000	2,528,062
07/15/24	6.500%		3,662,000	3,854,255
TransDigm, Inc.(b) 06/15/26	6.375%		333,000	340,526
Total				20,834,329
AUTOMOTIVE 0.2%
Gates Global LLC/Co.(b) 07/15/22	6.000%		2,310,000	2,182,950
IHO Verwaltungs GmbH PIK(b) 09/15/23	4.500%		500,000	506,250
09/15/26	4.750%		987,000	984,532
ZF North America Capital, Inc.(b) 04/29/25	4.750%		2,029,000	2,140,595
Total				5,814,327
BANKING 1.5%
Agromercantil Senior Trust(b) 04/10/19	6.250%		1,295,000	1,356,513
Ally Financial, Inc. 05/19/22	4.625%		1,886,000	1,928,435
09/30/24	5.125%		1,052,000	1,109,860
03/30/25	4.625%		1,358,000	1,381,765
11/01/31	8.000%		5,508,000	6,582,060
Subordinated 11/20/25	5.750%		2,062,000	2,110,972
BBVA Bancomer SA Subordinated(b)(c) 11/12/29	5.350%		1,198,000	1,213,224
Banco Mercantil del Norte SA Subordinated(b)(c) 10/04/31	5.750%		2,400,000	2,319,000
Banco de Bogota SA(b) Subordinated 05/12/26	6.250%		1,500,000	1,545,035
05/12/26	6.250%		1,000,000	1,032,500
Banco de Credito del Peru Subordinated(b)(c) 10/15/22	7.170%	PEN	2,000,000	573,807
Bank of America Corp. 04/19/26	3.500%		7,615,000	7,816,196
Citigroup, Inc. 05/01/26	3.400%		6,995,000	7,111,984

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grupo Aval Ltd.(b) 09/26/22	4.750%	1,000,000	986,250
Industrial Senior Trust(b) 11/01/22	5.500%	1,000,000	995,660
Popular, Inc. 07/01/19	7.000%	714,000	739,883
Synovus Financial Corp. 02/15/19	7.875%	3,705,000	4,094,025
Wells Fargo & Co. 10/23/26	3.000%	6,000,000	5,958,810
Total			48,855,979
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp. 11/15/22	5.375%	1,763,000	1,884,391
09/15/23	4.625%	1,153,000	1,196,238
NPF Corp.(b) 07/15/21	9.000%	462,000	471,240
Total			3,551,869
BUILDING MATERIALS 0.5%
Allegion PLC 09/15/23	5.875%	685,000	738,087
Allegion US Holding Co., Inc. 10/01/21	5.750%	1,646,000	1,713,897
American Builders & Contractors Supply Co., Inc.(b) 12/15/23	5.750%	3,171,000	3,329,550
Beacon Roofing Supply, Inc. 10/01/23	6.375%	2,060,000	2,204,200
Cementos Pacasmayo SAA(b) 02/08/23	4.500%	650,000	670,475
Cemex SAB de CV(b) 04/16/26	7.750%	3,950,000	4,424,000
Eagle Materials, Inc. 08/01/26	4.500%	455,000	458,625
Gibraltar Industries, Inc. 02/01/21	6.250%	723,000	749,209
HD Supply, Inc.(b) 04/15/24	5.750%	862,000	905,100
Union Andina de Cementos SAA(b) 10/30/21	5.875%	676,000	702,364
Total			15,895,507
CABLE AND SATELLITE 2.1%
Altice US Finance I Corp.(b) 07/15/23	5.375%	4,057,000	4,150,514
05/15/26	5.500%	3,655,000	3,728,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(b) 04/01/24	5.875%	1,453,000	1,536,547
05/01/25	5.375%	1,568,000	1,611,120
02/15/26	5.750%	3,586,000	3,736,164
05/01/26	5.500%	80,000	81,950
05/01/27	5.875%	766,000	802,385
CSC Holdings LLC(b) 01/15/23	10.125%	828,000	933,570
10/15/25	6.625%	6,387,000	6,929,895
10/15/25	10.875%	2,508,000	2,884,200
04/15/27	5.500%	832,000	843,960
Cequel Communications Holdings I LLC/Capital Corp.(b) 09/15/20	6.375%	1,490,000	1,534,700
12/15/21	5.125%	1,569,000	1,545,465
07/15/25	7.750%	942,000	1,007,940
DISH DBS Corp. 11/15/24	5.875%	5,215,000	5,250,853
07/01/26	7.750%	3,542,000	3,889,576
DigitalGlobe, Inc.(b) 02/01/21	5.250%	1,265,000	1,274,488
Hughes Satellite Systems Corp.(b) 08/01/26	5.250%	2,032,000	2,001,520
NBCUniversal Media LLC 01/15/43	4.450%	990,000	1,070,513
Quebecor Media, Inc. 01/15/23	5.750%	4,930,000	5,151,850
Unitymedia GmbH(b) 01/15/25	6.125%	796,000	829,830
Unitymedia Hessen GmbH & Co. KG NRW(b) 01/15/23	5.500%	790,000	815,675
01/15/25	5.000%	3,781,000	3,832,989
Virgin Media Secured Finance PLC(b) 01/15/26	5.250%	8,162,000	8,077,931
Ziggo Secured Finance BV(b) 01/15/27	5.500%	4,446,000	4,390,425
Total			67,912,160
CHEMICALS 0.9%
Angus Chemical Co.(b) 02/15/23	8.750%	1,488,000	1,517,760
Axalta Coating Systems LLC(b) 08/15/24	4.875%	1,475,000	1,497,125
Chemours Co. (The) 05/15/23	6.625%	1,976,000	1,916,720
05/15/25	7.000%	2,274,000	2,211,465
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	1,324,000	1,413,370
Equate Petrochemical BV(b)(d) 11/03/26	4.250%	1,900,000	1,882,539

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntsman International LLC 11/15/20	4.875%	2,071,000	2,149,077
INEOS Group Holdings SA(b) 08/01/24	5.625%	2,678,000	2,654,567
LYB International Finance BV 03/15/44	4.875%	4,790,000	5,084,202
Mexichem SAB de CV(b) 09/17/44	5.875%	1,200,000	1,164,120
PQ Corp.(b) 11/15/22	6.750%	5,633,000	6,062,516
Platform Specialty Products Corp.(b) 05/01/21	10.375%	739,000	798,120
02/01/22	6.500%	906,000	878,820
Total			29,230,401
CONSTRUCTION MACHINERY 0.1%
United Rentals North America, Inc. 09/15/26	5.875%	3,088,000	3,145,437
United Rentals North America, Inc.(d) 05/15/27	5.500%	839,000	834,805
Total			3,980,242
CONSUMER CYCLICAL SERVICES 0.5%
APX Group, Inc. 12/01/19	6.375%	1,696,000	1,749,000
12/01/20	8.750%	3,045,000	2,946,038
12/01/22	7.875%	3,814,000	4,009,467
IHS Markit Ltd.(b) 11/01/22	5.000%	2,302,000	2,434,365
Interval Acquisition Corp. 04/15/23	5.625%	4,119,000	4,252,867
Total			15,391,737
CONSUMER PRODUCTS 0.4%
Prestige Brands, Inc.(b) 03/01/24	6.375%	1,744,000	1,853,000
Scotts Miracle-Gro Co. (The)(b) 10/15/23	6.000%	1,598,000	1,693,880
Spectrum Brands, Inc. 07/15/25	5.750%	1,409,000	1,525,243
Springs Industries, Inc. 06/01/21	6.250%	2,499,000	2,595,836
Tempur Sealy International, Inc. 10/15/23	5.625%	2,121,000	2,195,235
06/15/26	5.500%	1,533,000	1,578,990
Valvoline, Inc.(b) 07/15/24	5.500%	314,000	331,270
Total			11,773,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.2%
Entegris, Inc.(b) 04/01/22	6.000%	1,983,000	2,052,405
Manitowoc Foodservice, Inc. 02/15/24	9.500%	966,000	1,109,692
SPX FLOW, Inc.(b) 08/15/24	5.625%	526,000	533,233
08/15/26	5.875%	1,942,000	1,971,130
WESCO Distribution, Inc.(b) 06/15/24	5.375%	852,000	861,798
Total			6,528,258
ELECTRIC 3.8%
AES Corp. (The) 07/01/21	7.375%	3,126,000	3,524,565
05/15/26	6.000%	1,179,000	1,214,370
Appalachian Power Co. 06/01/45	4.450%	7,010,000	7,552,567
Berkshire Hathaway Energy Co. 11/15/43	5.150%	3,691,000	4,395,859
CMS Energy Corp. 03/31/43	4.700%	4,755,000	5,281,279
Calpine Corp.(b) 01/15/22	6.000%	690,000	719,325
01/15/24	5.875%	2,175,000	2,294,625
DTE Energy Co. 12/01/23	3.850%	1,615,000	1,743,154
06/01/24	3.500%	6,660,000	6,981,611
10/01/26	2.850%	13,325,000	13,082,245
Duke Energy Carolinas LLC 03/15/46	3.875%	1,600,000	1,654,466
Duke Energy Corp. 10/15/23	3.950%	7,536,000	8,175,678
09/01/46	3.750%	6,000,000	5,678,046
Emera US Finance LP(b) 06/15/46	4.750%	4,925,000	5,233,783
NRG Energy, Inc. 03/15/23	6.625%	2,000,000	1,995,000
05/01/24	6.250%	246,000	238,620
NRG Energy, Inc.(b) 05/15/26	7.250%	953,000	937,666
01/15/27	6.625%	1,632,000	1,528,466
NRG Yield Operating LLC 08/15/24	5.375%	4,650,000	4,743,000
NRG Yield Operating LLC(b) 09/15/26	5.000%	1,120,000	1,086,400

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PPL Capital Funding, Inc. 06/01/23	3.400%	10,255,000	10,680,449
03/15/24	3.950%	7,750,000	8,283,123
Pacific Gas & Electric Co. 02/15/44	4.750%	4,800,000	5,536,627
Progress Energy, Inc. 04/01/22	3.150%	8,094,000	8,413,357
Southern Co. (The) 07/01/46	4.400%	7,700,000	8,132,139
Total			119,106,420
FINANCE COMPANIES 0.6%
Aircastle Ltd. 02/15/22	5.500%	862,000	924,495
04/01/23	5.000%	702,000	726,570
Navient Corp. 03/25/20	8.000%	1,154,000	1,252,090
07/26/21	6.625%	760,000	765,700
01/25/22	7.250%	1,039,000	1,049,390
03/25/24	6.125%	1,599,000	1,463,085
10/25/24	5.875%	1,278,000	1,140,615
OneMain Financial Holdings LLC(b) 12/15/19	6.750%	2,017,000	2,087,595
12/15/21	7.250%	2,215,000	2,292,525
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	5,926,000	5,955,630
Quicken Loans, Inc.(b) 05/01/25	5.750%	1,924,000	1,899,950
Springleaf Finance Corp. 10/01/23	8.250%	860,000	900,850
Total			20,458,495
FOOD AND BEVERAGE 2.0%
Anheuser-Busch InBev Finance, Inc. 02/01/23	3.300%	1,305,000	1,362,017
Aramark Services, Inc. 01/15/24	5.125%	799,000	836,952
ConAgra Foods, Inc. 09/15/22	3.250%	3,130,000	3,226,748
01/25/23	3.200%	5,148,000	5,272,026
Constellation Brands, Inc. 05/01/23	4.250%	1,487,000	1,572,800
11/15/24	4.750%	2,715,000	2,972,925
12/01/25	4.750%	229,000	250,469
FAGE International SA/USA Dairy Industry, Inc.(b) 08/15/26	5.625%	1,658,000	1,711,885
Grupo Bimbo SAB de CV(b) 06/27/44	4.875%	9,910,000	9,639,358

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MHP SA(b) 04/02/20	8.250%	3,609,000	3,536,820
Minerva Luxembourg SA(b) 09/20/26	6.500%	2,000,000	1,966,374
Molson Coors Brewing Co. 05/01/42	5.000%	5,147,000	5,779,242
07/15/46	4.200%	3,170,000	3,169,154
Mondelez International Holdings Netherlands BV(b) 10/28/19	1.625%	9,780,000	9,748,939
Pinnacle Foods Finance LLC/Corp. 01/15/24	5.875%	271,000	290,647
Post Holdings, Inc.(b) 12/15/22	6.000%	1,316,000	1,388,380
03/15/24	7.750%	3,200,000	3,536,640
08/15/26	5.000%	2,482,000	2,407,540
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	2,675,000	2,880,932
Treehouse Foods, Inc.(b) 02/15/24	6.000%	410,000	440,340
WhiteWave Foods Co. (The) 10/01/22	5.375%	1,988,000	2,236,500
Total			64,226,688
GAMING 1.1%
Boyd Gaming Corp. 05/15/23	6.875%	980,000	1,048,600
Boyd Gaming Corp.(b) 04/01/26	6.375%	2,849,000	3,048,430
GLP Capital LP/Financing II, Inc. 04/15/26	5.375%	1,336,000	1,419,500
International Game Technology PLC(b) 02/15/22	6.250%	1,963,000	2,080,780
02/15/25	6.500%	4,512,000	4,883,338
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(b) 09/01/26	4.500%	873,000	857,722
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(b) 05/01/24	5.625%	899,000	956,896
MGM Resorts International 03/01/18	11.375%	3,045,000	3,402,787
12/15/21	6.625%	2,043,000	2,281,786
09/01/26	4.625%	1,238,000	1,191,575
Rivers Pittsburgh Borrower LP/Finance Corp.(b) 08/15/21	6.125%	590,000	609,175
Scientific Games International, Inc. 12/01/22	10.000%	3,541,000	3,275,425
Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(b) 01/01/22	7.000%	4,406,000	4,686,222
Seminole Tribe of Florida, Inc.(b) 10/01/20	6.535%	945,000	949,725
10/01/20	7.804%	1,400,000	1,400,868
SugarHouse HSP Gaming LP/Finance Corp.(b) 06/01/21	6.375%	3,303,000	3,318,260
Tunica-Biloxi Gaming Authority(b)(e) 11/15/16	0.000%	2,397,000	976,777
Total			36,387,866
HEALTH CARE 1.9%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	524,000	513,520
03/01/24	6.500%	2,077,000	2,118,540
Alere, Inc.(b) 07/01/23	6.375%	1,171,000	1,206,130
Amsurg Corp. 07/15/22	5.625%	1,400,000	1,428,000
CHS/Community Health Systems, Inc. 08/01/21	5.125%	778,000	725,485
Change Healthcare Holdings, Inc. 12/31/19	11.000%	2,635,000	2,766,750
Change Healthcare Holdings, Inc.(b) 02/15/21	6.000%	992,000	1,041,600
DaVita, Inc. 05/01/25	5.000%	2,769,000	2,672,085
Express Scripts Holding Co. 07/15/46	4.800%	3,475,000	3,459,658
Fresenius Medical Care U.S. Finance II, Inc.(b) 01/31/22	5.875%	1,960,000	2,220,092
10/15/24	4.750%	1,465,000	1,527,263
HCA, Inc. 02/15/20	6.500%	2,296,000	2,542,820
02/15/22	7.500%	3,328,000	3,787,264
02/01/25	5.375%	3,314,000	3,382,600
04/15/25	5.250%	4,188,000	4,386,930
02/15/27	4.500%	2,350,000	2,320,625
HealthSouth Corp. 11/01/24	5.750%	597,000	615,656
09/15/25	5.750%	1,050,000	1,086,750
Hologic, Inc.(b) 07/15/22	5.250%	1,697,000	1,794,747
Kinetic Concepts, Inc./KCI U.S.A., Inc.(b) 02/15/21	7.875%	2,537,000	2,733,617
MEDNAX, Inc.(b) 12/01/23	5.250%	1,078,000	1,126,510

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(b) 06/01/24	7.125%	1,804,000	1,930,280
Sterigenics-Nordion Holdings LLC(b) 05/15/23	6.500%	2,051,000	2,107,403
Surgical Care Affiliates, Inc.(b) 04/01/23	6.000%	720,000	748,800
Teleflex, Inc. 06/01/26	4.875%	539,000	552,475
Tenet Healthcare Corp. 04/01/21	4.500%	4,045,000	4,045,000
04/01/22	8.125%	3,349,000	3,273,647
Universal Health Services, Inc.(b) 06/01/26	5.000%	3,040,000	3,154,000
Total			59,268,247
HEALTHCARE INSURANCE 0.5%
Aetna, Inc. 06/15/46	4.375%	3,410,000	3,457,979
Centene Corp. 05/15/22	4.750%	1,691,000	1,716,365
02/15/24	6.125%	3,818,000	4,066,170
Centene Corp.(d) 01/15/25	4.750%	4,155,000	4,136,822
Molina Healthcare, Inc. 11/15/22	5.375%	3,228,000	3,349,050
Total			16,726,386
HOME CONSTRUCTION 0.2%
Beazer Homes USA, Inc.(b) 03/15/22	8.750%	771,000	819,187
CalAtlantic Group, Inc. 11/15/24	5.875%	1,191,000	1,271,392
Meritage Homes Corp. 04/15/20	7.150%	588,000	652,680
04/01/22	7.000%	1,368,000	1,526,688
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/23	5.875%	1,265,000	1,328,250
03/01/24	5.625%	695,000	721,063
Total			6,319,260
INDEPENDENT ENERGY 3.1%
Anadarko Petroleum Corp. 03/15/40	6.200%	985,000	1,136,421
Callon Petroleum Co.(b) 10/01/24	6.125%	582,000	599,460
Canadian Natural Resources Ltd. 02/01/35	5.850%	995,000	1,065,767
03/15/38	6.250%	6,491,000	7,394,995

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	7,199,000	7,396,972
Concho Resources, Inc. 04/01/23	5.500%	8,062,000	8,247,426
Continental Resources, Inc. 09/15/22	5.000%	3,413,000	3,344,740
06/01/24	3.800%	834,000	767,280
CrownRock LP/Finance, Inc.(b) 04/15/21	7.125%	1,276,000	1,314,280
02/15/23	7.750%	5,362,000	5,723,935
Diamondback Energy, Inc.(b) 11/01/24	4.750%	533,000	533,000
Extraction Oil & Gas Holdings LLC/Finance Corp.(b) 07/15/21	7.875%	4,622,000	4,887,765
Kosmos Energy Ltd.(b) 08/01/21	7.875%	1,808,000	1,735,680
08/01/21	7.875%	1,150,000	1,105,438
Laredo Petroleum, Inc. 05/01/22	7.375%	2,834,000	2,919,020
03/15/23	6.250%	6,647,000	6,680,235
Newfield Exploration Co. 01/30/22	5.750%	177,000	184,523
07/01/24	5.625%	2,250,000	2,340,000
Noble Energy, Inc. 11/15/43	5.250%	2,725,000	2,871,362
Oasis Petroleum, Inc. 03/15/22	6.875%	1,574,000	1,558,260
01/15/23	6.875%	3,113,000	3,050,740
PDC Energy, Inc.(b) 09/15/24	6.125%	3,038,000	3,159,520
Parsley Energy LLC/Finance Corp.(b) 02/15/22	7.500%	1,796,000	1,910,495
06/01/24	6.250%	2,835,000	2,976,750
QEP Resources, Inc. 05/01/23	5.250%	91,000	89,408
RSP Permian, Inc. 10/01/22	6.625%	6,055,000	6,380,456
SM Energy Co. 06/01/25	5.625%	642,000	611,505
09/15/26	6.750%	2,456,000	2,517,400
WPX Energy, Inc. 01/15/22	6.000%	7,382,000	7,363,545
Whiting Petroleum Corp. 03/15/21	5.750%	2,806,000	2,602,565
Woodside Finance Ltd.(b) 03/05/25	3.650%	4,710,000	4,722,152
Total			97,191,095

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INTEGRATED ENERGY 0.4%
Cenovus Energy, Inc. 09/15/42	4.450%	3,943,000	3,456,244
09/15/43	5.200%	8,345,000	7,950,774
Total			11,407,018
LEISURE 0.1%
LTF Merger Sub, Inc.(b) 06/15/23	8.500%	1,317,000	1,340,047
Live Nation Entertainment, Inc.(b) 11/01/24	4.875%	1,060,000	1,057,350
Total			2,397,397
LIFE INSURANCE 2.2%
Five Corners Funding Trust(b) 11/15/23	4.419%	22,756,000	24,647,888
Guardian Life Insurance Co. of America (The) Subordinated(b) 06/19/64	4.875%	6,595,000	6,726,742
MetLife, Inc. 09/15/23	4.368%	2,795,000	3,096,611
03/01/45	4.050%	9,740,000	9,671,421
Peachtree Corners Funding Trust(b) 02/15/25	3.976%	15,730,000	15,786,943
Teachers Insurance & Annuity Association of America Subordinated(b) 09/15/44	4.900%	9,550,000	10,574,142
Total			70,503,747
LODGING 0.3%
Grupo Posadas SAB de CV(b) 06/30/22	7.875%	2,650,000	2,744,075
Hilton Domestic Operating Co., Inc.(b) 09/01/24	4.250%	1,630,000	1,634,075
Playa Resorts Holding BV(b) 08/15/20	8.000%	4,531,000	4,655,602
Total			9,033,752
MEDIA AND ENTERTAINMENT 2.8%
21st Century Fox America, Inc. 09/15/44	4.750%	8,832,000	9,381,227
AMC Networks, Inc. 04/01/24	5.000%	2,125,000	2,151,563
CBS Radio, Inc.(b) 11/01/24	7.250%	428,000	444,585
Lamar Media Corp. 01/15/24	5.375%	828,000	871,470

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MDC Partners, Inc.(b) 05/01/24	6.500%	6,020,000	5,132,050
Match Group, Inc. 06/01/24	6.375%	2,214,000	2,391,120
Netflix, Inc. 02/15/25	5.875%	5,458,000	6,051,557
Netflix, Inc.(b) 11/15/26	4.375%	4,091,000	4,024,521
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	724,000	754,770
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	922,000	940,440
Outfront Media Capital LLC/Corp. 02/15/24	5.625%	1,738,000	1,809,693
03/15/25	5.875%	3,510,000	3,650,400
Scripps Networks Interactive, Inc. 11/15/24	3.900%	7,335,000	7,602,221
06/15/25	3.950%	7,400,000	7,701,491
Sirius XM Radio, Inc.(b) 04/15/25	5.375%	2,209,000	2,244,896
Sky PLC(b) 11/26/22	3.125%	16,821,000	17,098,462
Thomson Reuters Corp. 05/23/43	4.500%	10,085,000	10,024,268
Univision Communications, Inc.(b) 05/15/23	5.125%	5,009,000	5,084,135
Total			87,358,869
METALS 0.7%
Alcoa Nederland Holding BV(b) 09/30/24	6.750%	876,000	906,660
09/30/26	7.000%	694,000	714,681
ArcelorMittal(c) 02/25/22	7.250%	4,092,000	4,640,328
Constellium NV(b) 05/15/24	5.750%	2,442,000	2,161,170
Freeport-McMoRan, Inc. 03/01/22	3.550%	790,000	724,825
03/15/23	3.875%	1,818,000	1,640,745
11/14/24	4.550%	4,139,000	3,797,533
Novelis Corp.(b) 08/15/24	6.250%	910,000	946,400
09/30/26	5.875%	4,288,000	4,341,600
Teck Resources Ltd. 07/15/41	6.250%	1,750,000	1,732,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd.(b) 06/01/24	8.500%	1,574,000	1,821,905
Total			23,428,347
MIDSTREAM 4.0%
Cheniere Corpus Christi Holdings LLC(b) 06/30/24	7.000%	1,220,000	1,293,200
Columbia Pipeline Group, Inc. 06/01/45	5.800%	2,597,000	3,077,206
Energy Transfer Equity LP 06/01/27	5.500%	3,640,000	3,549,000
Enterprise Products Operating LLC 02/15/45	5.100%	6,635,000	7,042,104
05/15/46	4.900%	3,310,000	3,405,758
Holly Energy Partners LP/Finance Corp.(b) 08/01/24	6.000%	429,000	446,160
Kinder Morgan Energy Partners LP 11/01/42	4.700%	2,335,000	2,166,471
03/01/43	5.000%	18,483,000	17,635,758
Kinder Morgan, Inc. 02/15/46	5.050%	695,000	673,247
MPLX LP 02/15/23	5.500%	2,894,000	3,015,169
12/01/24	4.875%	3,599,000	3,764,021
06/01/25	4.875%	2,790,000	2,910,388
Northwest Pipeline LLC 04/15/17	5.950%	500,000	509,071
Plains All American Pipeline LP/Finance Corp. 10/15/23	3.850%	11,422,000	11,582,411
06/15/44	4.700%	18,390,000	16,950,982
Regency Energy Partners LP/Finance Corp. 09/01/20	5.750%	1,682,000	1,843,205
Sabine Pass Liquefaction LLC 03/01/25	5.625%	6,424,000	6,797,556
Sabine Pass Liquefaction LLC(b) 06/30/26	5.875%	1,622,000	1,748,029
03/15/27	5.000%	1,663,000	1,692,103
Southern Natural Gas Co. LLC(b) 04/01/17	5.900%	2,315,000	2,353,843
Tallgrass Energy Partners LP/Finance Corp.(b) 09/15/24	5.500%	731,000	727,345
Targa Resources Partners LP/Finance Corp. 11/15/23	4.250%	2,634,000	2,475,960
03/15/24	6.750%	3,045,000	3,258,150
Targa Resources Partners LP/Finance Corp.(b) 02/01/27	5.375%	3,864,000	3,864,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tesoro Logistics LP/Finance Corp. 10/15/22	6.250%	2,464,000	2,611,840
05/01/24	6.375%	1,023,000	1,099,725
Williams Companies, Inc. (The) 01/15/23	3.700%	809,000	782,708
06/24/24	4.550%	9,419,000	9,583,832
Williams Partners LP 09/15/45	5.100%	11,459,000	11,011,664
Total			127,870,906
NATURAL GAS 0.5%
NiSource Finance Corp. 02/15/43	5.250%	3,620,000	4,184,079
Sempra Energy 12/01/23	4.050%	6,903,000	7,441,400
06/15/24	3.550%	3,414,000	3,588,561
Total			15,214,040
OIL FIELD SERVICES 0.2%
Noble Holding International Ltd. 03/15/42	5.250%	2,245,000	1,268,425
SESI LLC 05/01/19	6.375%	1,366,000	1,348,925
12/15/21	7.125%	387,000	377,325
Weatherford International Ltd. 06/15/21	7.750%	3,216,000	3,248,160
06/15/23	8.250%	1,303,000	1,348,605
Total			7,591,440
OTHER FINANCIAL INSTITUTIONS —%
FTI Consulting, Inc. 11/15/22	6.000%	859,000	901,950
OTHER INDUSTRY 0.1%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	1,655,000	1,769,349
PACKAGING 0.9%
ARD Finance SA PIK(b) 09/15/23	7.125%	1,208,000	1,195,920
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	3,817,000	3,931,510
05/15/23	4.625%	1,830,000	1,848,300
Berry Plastics Corp. 10/15/22	6.000%	795,000	840,713
07/15/23	5.125%	4,020,000	4,090,350
Owens-Brockway Glass Container, Inc.(b) 08/15/23	5.875%	1,527,000	1,627,209
08/15/25	6.375%	1,801,000	1,976,598

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	4,363,000	4,515,705
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	644,000	660,100
Reynolds Group Issuer, Inc./LLC(b) 07/15/23	5.125%	2,299,000	2,360,061
07/15/24	7.000%	3,073,000	3,284,269
Reynolds Group Issuer, Inc./LLC(c) 02/15/21	8.250%	300,000	313,425
Signode Industrial Group Luxembourg SA/US, Inc.(b) 05/01/22	6.375%	719,000	726,190
Total			27,370,350
PHARMACEUTICALS 0.8%
Actavis Funding 03/15/45	4.750%	4,595,000	4,819,843
Capsugel SA PIK(b) 05/15/19	7.000%	474,000	475,185
Endo Finance LLC/Finco, Inc.(b) 02/01/25	6.000%	2,665,000	2,245,262
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	1,735,000	1,808,738
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b) 08/01/23	6.375%	2,868,000	2,883,774
Mallinckrodt International Finance SA/CB LLC(b) 10/15/23	5.625%	53,000	49,820
04/15/25	5.500%	1,959,000	1,812,075
Valeant Pharmaceuticals International, Inc.(b) 10/15/20	6.375%	2,712,000	2,366,220
07/15/21	7.500%	3,913,000	3,482,570
05/15/23	5.875%	5,582,000	4,395,825
04/15/25	6.125%	1,026,000	810,540
Total			25,149,852
PROPERTY & CASUALTY 1.3%
Alliant Holdings Intermediate LP(b) 08/01/23	8.250%	145,000	147,538
HUB International Ltd.(b) 02/15/21	9.250%	582,000	602,370
10/01/21	7.875%	7,256,000	7,417,083
Hub Holdings LLC/Finance, Inc. PIK(b) 07/15/19	8.125%	480,000	468,000
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	8,205,000	9,197,017
06/15/23	4.250%	10,370,000	11,201,602

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Loews Corp. 04/01/26	3.750%	11,415,000	11,991,640
Total			41,025,250
RAILROADS 0.2%
CSX Corp. 11/01/46	3.800%	4,795,000	4,635,955
Panama Canal Railway Co.(b) 11/01/26	7.000%	498,585	501,078
Total			5,137,033
RESTAURANTS 0.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b) 06/01/26	5.250%	1,115,000	1,162,387
Yum! Brands, Inc. 11/01/23	3.875%	4,440,000	4,406,700
Total			5,569,087
RETAILERS 0.5%
Asbury Automotive Group, Inc. 12/15/24	6.000%	2,662,000	2,735,205
CVS Health Corp. 06/01/26	2.875%	3,285,000	3,260,727
Group 1 Automotive, Inc. 06/01/22	5.000%	828,000	825,930
Group 1 Automotive, Inc.(b) 12/15/23	5.250%	2,032,000	2,021,840
Penske Automotive Group, Inc. 12/01/24	5.375%	1,605,000	1,613,025
05/15/26	5.500%	1,071,000	1,062,968
Rite Aid Corp. 06/15/21	6.750%	1,061,000	1,114,050
Junior Subordinated 02/15/27	7.700%	1,004,000	1,244,960
Rite Aid Corp.(b) 04/01/23	6.125%	2,225,000	2,347,375
Sally Holdings LLC/Capital, Inc. 12/01/25	5.625%	532,000	567,910
Total			16,793,990
SUPERMARKETS 0.1%
Cencosud SA(b) 02/12/45	6.625%	2,000,000	2,114,882
SUPRANATIONAL —%
Corporación Andina de Fomento 06/15/22	4.375%	1,150,000	1,262,068

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TECHNOLOGY 1.7%
Alliance Data Systems Corp.(b) 04/01/20	6.375%		1,321,000	1,347,420
08/01/22	5.375%		5,687,000	5,473,737
Camelot Finance SA(b) 10/15/24	7.875%		1,121,000	1,146,223
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b) 06/15/23	5.450%		1,735,000	1,857,939
06/15/26	6.020%		3,450,000	3,760,690
Equinix, Inc. 01/01/22	5.375%		1,122,000	1,189,320
04/01/23	5.375%		580,000	605,375
01/15/26	5.875%		4,604,000	4,921,308
First Data Corp.(b) 12/01/23	7.000%		6,969,000	7,300,027
01/15/24	5.750%		5,355,000	5,435,325
Infor US, Inc.(b) 08/15/20	5.750%		373,000	390,251
Informatica LLC(b) 07/15/23	7.125%		750,000	699,375
MSCI, Inc.(b) 08/15/25	5.750%		1,566,000	1,664,893
PTC, Inc. 05/15/24	6.000%		2,399,000	2,536,942
Qualitytech LP/Finance Corp. 08/01/22	5.875%		1,773,000	1,821,757
Quintiles IMS, Inc.(b) 11/01/20	6.000%		1,511,000	1,533,665
05/15/23	4.875%		1,308,000	1,348,875
10/15/26	5.000%		2,656,000	2,745,640
Riverbed Technology, Inc.(b) 03/01/23	8.875%		1,456,000	1,550,640
Sensata Technologies UK Financing Co. PLC(b) 02/15/26	6.250%		815,000	882,238
Solera LLC/Finance, Inc.(b) 03/01/24	10.500%		2,100,000	2,347,422
VeriSign, Inc. 05/01/23	4.625%		1,734,000	1,786,020
04/01/25	5.250%		2,495,000	2,632,225
Total				54,977,307
TRANSPORTATION SERVICES 0.6%
ACI Airport SudAmerica SA(b) 11/29/32	6.875%		1,697,875	1,663,918
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	32,962,002	1,731,704

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ERAC U.S.A. Finance LLC(b) 12/01/26	3.300%	9,780,000	9,931,258
02/15/45	4.500%	436,000	446,525
Global Ports Finance PLC(b) 09/22/23	6.500%	2,600,000	2,587,000
Hertz Corp. (The) 01/15/21	7.375%	236,000	243,080
10/15/22	6.250%	472,000	483,800
Hertz Corp. (The)(b) 10/15/24	5.500%	1,721,000	1,670,919
Mexico City Airport Trust(b) 10/31/26	4.250%	1,500,000	1,528,500
Total			20,286,704
WIRELESS 1.9%
Comcel Trust(b) 02/06/24	6.875%	1,750,000	1,789,375
SBA Communications Corp.(b) 09/01/24	4.875%	6,991,000	6,991,000
SFR Group SA(b) 05/15/22	6.000%	2,353,000	2,412,578
05/15/24	6.250%	2,566,000	2,564,383
05/01/26	7.375%	4,000,000	4,040,000
Sprint Capital Corp. 05/01/19	6.900%	2,440,000	2,568,100
Sprint Communications, Inc.(b) 03/01/20	7.000%	6,100,000	6,633,750
Sprint Corp. 09/15/23	7.875%	3,186,000	3,154,140
06/15/24	7.125%	1,015,000	954,100
02/15/25	7.625%	6,740,000	6,520,950
T-Mobile USA, Inc. 03/01/23	6.000%	828,000	871,470
04/01/23	6.625%	2,318,000	2,463,292
01/15/24	6.500%	1,670,000	1,786,900
03/01/25	6.375%	423,000	453,405
01/15/26	6.500%	9,764,000	10,703,297
Wind Acquisition Finance SA(b) 07/15/20	4.750%	5,808,000	5,837,040
04/23/21	7.375%	763,000	783,983
Total			60,527,763
WIRELINES 2.0%
AT&T, Inc. 06/15/45	4.350%	18,935,000	17,370,344
CenturyLink, Inc. 06/15/21	6.450%	30,000	32,025
04/01/24	7.500%	4,801,000	4,999,041

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Frontier Communications Corp. 09/15/20	8.875%	2,352,000	2,499,000
07/01/21	9.250%	2,097,000	2,212,335
04/15/22	8.750%	953,000	941,088
09/15/22	10.500%	963,000	1,001,520
04/15/24	7.625%	978,000	870,420
01/15/25	6.875%	1,685,000	1,411,188
09/15/25	11.000%	6,011,000	6,154,663
Level 3 Communications, Inc. 12/01/22	5.750%	3,346,000	3,446,380
Level 3 Financing, Inc. 01/15/24	5.375%	793,000	809,851
Level 3 Financing, Inc.(b) 03/15/26	5.250%	439,000	445,585
Telecom Italia Capital SA 09/30/34	6.000%	2,414,000	2,401,930
Telecom Italia SpA(b) 05/30/24	5.303%	92,000	93,265
Verizon Communications, Inc. 11/01/42	3.850%	13,878,000	12,768,745
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	5,058,000	5,323,545
05/15/25	6.375%	2,060,000	2,168,809
Total			64,949,734
Total Corporate Bonds & Notes (Cost: $1,277,728,146)			1,332,093,555

Residential Mortgage-Backed Securities —
Agency 6.9%

Federal Home Loan Mortgage Corp. 01/01/20	10.500%	1,569	1,581
Federal Home Loan Mortgage Corp.(c)(f) CMO IO STRIPS Series 326 Class S1 03/15/44	5.465%	3,926,703	872,036
CMO IO Series 2957 Class SW 04/15/35	5.465%	3,632,108	613,484
CMO IO Series 311 Class S1 08/15/43	5.415%	128,293,550	25,702,780
CMO IO Series 318 Class S1 11/15/43	5.415%	10,066,959	2,191,703
CMO IO Series 326 Class S2 03/15/44	5.415%	38,481,693	8,588,993
CMO IO Series 3761 Class KS 06/15/40	5.465%	4,556,708	401,946
CMO IO Series 4174 Class SB 05/15/39	5.665%	15,346,636	2,108,605
CMO IO Series 4515 Class SA 08/15/38	1.950%	32,582,171	2,227,262

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(f) CMO IO Series 304 Class C69 12/15/42	4.000%	13,509,653	2,312,955
CMO IO Series 4098 Class AI 05/15/39	3.500%	11,628,994	1,073,390
CMO IO Series 4120 Class AI 11/15/39	3.500%	10,658,237	989,490
CMO IO Series 4121 Class IA 01/15/41	3.500%	10,614,453	1,324,011
CMO IO Series 4147 Class CI 01/15/41	3.500%	22,525,063	2,828,562
CMO IO Series 4213 Class DI 06/15/38	3.500%	19,171,945	1,820,779
Federal National Mortgage Association 05/01/41	4.000%	5,116,009	5,477,127
Federal National Mortgage Association(c)(f) CMO IO Series 2006-5 Class N1 08/25/34	2.087%	15,073,714	904
CMO IO Series 2006-5 Class N2 02/25/35	2.008%	21,932,301	664,154
CMO IO Series 2010-135 Class MS 12/25/40	5.416%	2,529,046	362,527
CMO IO Series 2013-101 Class CS 10/25/43	5.366%	21,915,301	5,359,976
CMO IO Series 2013-107 Class SB 02/25/43	5.416%	17,722,280	4,194,039
CMO IO Series 2013-124 Class SB 12/25/43	5.416%	16,530,074	3,669,731
CMO IO Series 2014-93 Class ES 01/25/45	5.616%	35,900,319	8,241,234
CMO IO Series 2016-31 Class HS 06/25/46	5.466%	33,812,538	6,696,776
CMO IO Series 2016-31 Class VS 06/25/46	5.466%	27,744,742	5,568,434
CMO IO Series 2016-39 Class LS 07/25/46	5.466%	24,044,244	6,066,663
CMO IO Series 2016-42 Class SB 07/25/46	5.466%	72,923,216	17,947,162
CMO IO Series 2016-54 Class SD 08/25/46	5.466%	29,315,809	7,087,385
Federal National Mortgage Association(d) 11/17/31	3.000%	19,000,000	19,883,204
Federal National Mortgage Association(f) CMO IO STRIPS Series 413 Class C38 01/25/42	4.500%	10,252,189	2,192,062
CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	10,005,316	1,659,633
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	17,363,079	2,048,027
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	12,546,803	1,317,993
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	10,804,005	1,482,177

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2012-131 Class MI 01/25/40	3.500%	16,149,537	2,157,480
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	6,597,805	693,423
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	9,146,099	1,133,448
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	13,198,694	1,008,304
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	6,647,219	1,222,232
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	10,618,497	1,315,912
Government National Mortgage Association(c)(f) CMO IO Series 2015-144 Class SA 10/20/45	5.674%	14,127,908	3,634,208
CMO IO Series 2016-108 Class SN 08/20/46	5.554%	19,908,273	5,509,837
CMO IO Series 2016-91 Class NS 07/20/46	5.554%	43,691,071	12,253,995
Government National Mortgage Association(d) 11/21/46	3.000%	32,000,000	33,335,001
Government National Mortgage Association(f) CMO IO Series 2014-190 Class AI 12/20/38	3.500%	21,411,392	2,729,852
Total Residential Mortgage-Backed Securities — Agency (Cost: $223,399,125)			217,970,477

Residential Mortgage-Backed Securities —
Non-Agency 17.2%

Ajax Mortgage Loan Trust CMO Series 2016-C Class A(b)(g) 10/25/57	4.000%	12,000,000	12,000,000
Angel Oak Mortgage Trust I LLC(b) Series 2016-1 Class A1 07/25/46	3.500%	14,026,086	13,981,308
Series 2016-1 Class A2 07/25/46	5.000%	3,023,779	3,013,231
Angel Oak Mortgage Trust LLC Series 2015-1(b) 11/25/45	4.500%	8,411,409	8,462,015
BCAP LLC Trust(b) Series 2013-RR1 Class 10A1 10/26/36	3.000%	988,352	991,046
BCAP LLC Trust(b)(c) CMO Series 2013-RR3 Class 6A5 03/26/36	2.816%	1,815,955	1,774,929
CMO Series 2013-RR5 Class 4A1 09/26/36	3.000%	2,957,379	2,962,026

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-RR5 Class 11A4 05/28/36	0.675%	5,958,375	5,669,441
Banc of America Funding Trust Series 2016-R1 Class M2(b)(c) 03/25/40	3.500%	12,652,485	11,975,577
Bayview Opportunity Master Fund IIIB Trust CMO Series 2016-RPL4 Class A1(b) 07/28/18	3.475%	12,120,192	12,124,393
Bayview Opportunity Master Fund IIIa Trust CMO Series 2016-RN3 Class A1(b) 09/28/31	3.598%	29,543,057	29,543,556
Bayview Opportunity Master Fund IVB Trust CMO Series 2016-RN4 Class A1(b) 10/28/31	3.598%	9,100,000	9,100,000
Bayview Opportunity Master Fund Trust CMO Series 2016-LT1 Class A1(b) 10/28/31	3.475%	10,000,000	10,000,000
Bellemeade Re II Ltd. CMO Series 2016-1A Class M2A(b)(c) 04/25/26	5.034%	7,000,000	7,051,829
CAM Mortgage Trust(b) CMO Series 2016-1 Class A 01/15/56	4.000%	3,624,571	3,618,545
CMO Series 2016-2 Class A1 06/15/57	3.250%	31,662,872	31,629,521
CIM Trust CMO Series 2015-3AG Class A2(b)(c) 10/25/57	4.033%	10,000,000	10,050,065
COLT LLC(b)(c) CMO Series 15-1 Class A1V 12/26/45	3.534%	7,444,220	7,397,044
CMO Series 15-1 Class A2 12/26/45	4.284%	2,441,971	2,435,866
COLT Mortgage Loan Trust(b) CMO Series 2016-1 Class A2 05/25/46	3.500%	16,338,030	16,378,875
COLT Mortgage Loan Trust(b)(c) CMO Series 2016-2 Class A2 09/25/46	3.250%	9,401,901	9,456,540
CTS Corp.(b)(g) 02/27/36	3.750%	7,983,268	7,898,853
Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2009-4 Class 9A2 03/25/36	2.997%	3,040,248	2,714,740
CMO Series 2010-6 Class 2A2 09/25/35	3.014%	1,143,314	992,513
CMO Series 2010-7 Class 3A4 12/25/35	5.559%	2,185,000	2,210,702
CMO Series 2013-2 Class 1A1 11/25/37	3.133%	2,014,840	2,013,418

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-11 Class 3A3 09/25/36	0.685%	5,510,000	5,117,801
Series 2013-11 Class 3A3 09/25/34	3.071%	5,055,503	4,681,745
Credit Suisse Mortgage Capital Certificates(b) CMO Series 2010-9R Class 10A5
04/27/37	4.000%	1,861,793	1,851,822
CMO Series 2010-9R Class 1A5 08/27/37	4.000%	9,414,000	9,236,490
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	1,450,679	1,445,804
CMO Series 2014-RPL3 Class A1 07/25/54	3.500%	14,428,225	14,207,676
Series 2014-2R Class 18A1 01/27/37	3.000%	6,014,364	5,905,845
Series 2014-2R Class 19A1 05/27/36	3.000%	4,340,398	4,256,931
Credit Suisse Mortgage Capital Certificates(b)(c) CMO Series 2011-5R Class 3A1 09/27/47	3.363%	1,831,159	1,786,870
CMO Series 2014-CIM1 Class A2 01/25/58	4.033%	12,000,000	11,862,295
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	9,166,033	9,270,970
CMO Series 2014-RPL4 Class A2 08/25/62	4.790%	13,556,000	13,104,221
Series 2008-4R Class 3A4 01/26/38	3.094%	6,187,000	5,931,262
Credit Suisse Mortgage Capital Certificates(b)(c)(g) Series 2012-11 Class 3A2 06/29/47	1.524%	5,277,987	4,773,549
Credit Suisse Securities (USA) LLC(b) CMO Series 2014-RPL1 Class A3 02/25/54	4.154%	2,250,000	2,228,450
Credit Suisse Securities (USA) LLC(b)(c) CMO Series 2014-RPL1 Class A1 02/25/54	3.250%	17,032,467	16,910,735
Deephaven Residential Mortgage Trust(b) Series 2016-1A Class A1 07/25/46	4.000%	30,019,398	29,956,429
Series 2016-1A Class A2 07/25/46	5.500%	3,497,260	3,470,422
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7 04/25/33	5.500%	857,943	866,134
GCAT CMO Series 2015-2 Class A1(b)(c) 07/25/20	3.750%	7,117,956	7,130,321
GMAC Mortgage Home Equity Loan Trust CMO Series 2004-HE5 Class A5 (FGIC) 09/25/34	5.865%	709,610	722,346

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jefferies Resecuritization Trust CMO Series 2014-R1 Class 1A1(b) 12/27/37	4.000%	1,109,635	1,109,232
Mill City Mortgage Trust(b)(c) CMO Series 2015-1 Class M3 06/25/56	3.209%	4,552,000	4,435,728
Series 2015-1 Class M1 06/25/56	3.209%	5,000,000	4,982,979
Series 2015-2 Class M2 09/25/57	3.511%	10,000,000	9,776,424
NRPL Trust Series 2014-1A Class A1(b)(c) 04/25/54	3.250%	8,197,928	8,287,750
Nomura Resecuritization Trust CMO Series 2011-2RA Class 2A13(b)(c) 07/26/35	3.015%	3,163,068	3,128,263
RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A2(b)(c) 08/26/35	3.041%	10,000,000	9,663,694
SGR Residential Mortgage Trust CMO Series 2016-1 Class A1(b) 11/25/46	3.750%	14,600,000	14,573,259
Selene Non-Performing Loans LLC CMO Series 2014-1A Class A(b)(c) 05/25/54	2.981%	927,167	925,308
VML LLC CMO Series 2014-NPL1 Class A1(b) 04/27/54	3.875%	6,082,232	6,054,837
Vericrest Opportunity Loan Transferee L LLC CMO Series 2016-NP10 Class A1(b) 09/25/46	3.500%	19,952,585	19,935,972
Vericrest Opportunity Loan Transferee LI LLC Series 2016-NP11 Class A1(b) 10/25/46	3.500%	25,000,000	25,000,000
Vericrest Opportunity Loan Transferee XLIV LLC CMO Series 2016-NPL4 Class A1(b)(c) 04/25/46	4.250%	6,495,864	6,568,855
Vericrest Opportunity Loan Transferee XLV LLC CMO Series 2016-NPL5 Class A1(b) 05/25/46	4.000%	7,215,310	7,273,889
Vericrest Opportunity Loan Transferee XLVIII LLC Series 2016-NPL8 Class A1(b) 07/25/46	3.500%	15,380,567	15,375,585
Vericrest Opportunity Loan Transferee XXXV LLC CMO Series 2016-NPL9 Class A1(b) 09/25/46	3.500%	26,304,747	26,305,470

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee CMO Series 2015-NPL4 Class A1(b) 02/25/55	3.500%	2,599,689	2,601,019
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $545,350,510)			546,162,415

Commercial Mortgage-Backed Securities —
Non-Agency 3.5%

American Homes 4 Rent Series 2014-SFR1 Class F(b)(c) 06/17/31	3.785%	5,215,000	5,123,638
BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(c) 07/05/33	4.691%	4,500,000	4,324,294
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(c) 09/15/26	4.035%	11,687,195	11,697,246
Banc of America Merrill Lynch Re-Remic Trust Series 2015-FR11 Class A705(b)(c) 09/27/44	1.868%	4,000,000	3,797,102
GS Mortgage Securities Trust Series 2007-GG10 Class AM(c) 08/10/45	5.794%	22,195,564	21,421,993
Invitation Homes Trust(b)(c) Series 2015-SFR3 Class E 08/17/32	4.285%	3,000,000	3,015,832
Series 2015-SFR3 Class F 08/17/32	5.285%	18,500,000	18,660,016
JPMCC Re-REMIC Trust Series 2016-GG10 Class AMB(b)(c) 08/15/45	5.794%	11,800,000	11,740,647
ORES NPL LLC Series 2014-LV3 Class B(b) 03/27/24	6.000%	6,300,000	6,300,000
Rialto Real Estate Fund LLC Subordinated, Series 2015-LT7 Class B(b) 12/25/32	5.071%	11,650,000	11,643,191
Rialto Real Estate Fund LP(b) Series 2014-LT5 Class A 05/15/24	2.850%	237,941	237,476
Series 2014-LT6 Class B 09/15/24	5.486%	5,587,722	5,584,111
VFC LLC(b) Series 2014-2 Class B 07/20/30	5.500%	2,739,086	2,732,677

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2015-3 Class B 12/20/31	4.750%	5,149,083	5,148,053
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $112,011,998)			111,426,276

Asset-Backed Securities — Non-Agency 5.3%

A Voce CLO Ltd. Series 2014-1A Class C(b)(c) 07/15/26	4.380%	7,200,000	6,771,874
Apidos CDO XVII Series 2014-17A Class A2A(b)(c) 04/17/26	2.930%	4,750,000	4,749,957
Apidos CLO XXII Series 2015-22A Class D(b)(c) 10/20/27	6.881%	1,000,000	918,521
Avery Point VII CLO Ltd.(b)(c) 01/15/28	7.480%	2,200,000	2,096,703
Ballyrock CLO LLC Series 2014-1A Class A1(b)(c) 10/20/26	2.361%	19,500,000	19,519,422
Conn's Receivables Funding LLC(b) Series 2016-A Class A 04/16/18	4.680%	4,983,947	4,994,478
Series 2016-B Class B 03/15/19	7.340%	25,000,000	25,172,840
Subordinated, Series 2016-A Class B 08/15/18	8.960%	4,000,000	4,035,090
FNA Trust Series 2015-1 Class A(b) 12/10/23	3.240%	2,533,424	2,524,020
NRZ Excess Spread-Collateralized Notes Series 2016-PLS2 Class A(b) 07/25/21	5.683%	12,731,768	12,731,768
OZLM XIV Ltd. Series 2015-14A Class C(b)(c) 01/15/29	5.230%	4,750,000	4,754,332
Octagon Investment Partners XVII Ltd. Series 2013-1A Class A1(b)(c) 10/25/25	2.212%	13,000,000	12,993,552
Octagon Investment Partners XXVI Ltd. Series 2016-1A Class E(b)(c) 04/15/27	8.474%	2,000,000	2,020,454
SoFi Consumer Loan Program LLC Series 2016-2A Class A(b) 10/27/25	3.090%	7,085,459	7,110,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program LLC(b)(g)(h) Series 2015-D Class RC 10/26/37	0.000%	15	10,876,443
Series 2016-A Class RPO 01/25/38	0.000%	18	12,460,470
Series 2016-B Class RC 04/25/37	0.000%	5	2,836,110
Sofi Consumer Loan Program LLC Series 2016-3 Class A(b) 12/26/25	3.050%	13,400,000	13,399,725
Voya CLO Ltd. Series 2016-2A Class D(b)(c)(g) 07/19/28	7.632%	10,580,000	9,845,854
Westcott Park CLO Ltd. Series 2016-1A Class E(b)(c) 07/20/28	7.857%	10,000,000	9,801,940
Total Asset-Backed Securities — Non-Agency (Cost: $164,328,159)			169,613,805

Inflation-Indexed Bonds(a) 4.3%

BRAZIL —%
Brazil Notas do Tesouro Nacional 08/15/30	6.000%	BRL	2,940,260	954,856
MEXICO 0.2%
Mexican Udibonos 11/15/40	4.000%	MXN	98,886,006	5,722,058
UNITED STATES 4.1%
U. S. Treasury Inflation-Indexed Bond 07/15/26	0.125%		61,493,760	61,661,453
U.S. Treasury Inflation-Indexed Bond(i) 01/15/24	0.625%		13,436,668	14,036,884
02/15/46	1.000%		50,489,555	54,392,095
Total				130,090,432
Total Inflation-Indexed Bonds (Cost: $137,741,928)				136,767,346

U.S. Treasury Obligations 1.0%

U.S. Treasury 08/31/17	0.625%	32,000,000	31,984,992
Total U.S. Treasury Obligations (Cost: $32,000,000)			31,984,992

Foreign Government Obligations(a)(j) 10.0%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ANGOLA —%
Angolan Government International Bond(b) 11/12/25	9.500%		1,100,000	1,078,000
ARGENTINA 0.8%
Argentina Republic Government International Bond(b) 04/22/21	6.875%		870,000	941,340
04/22/26	7.500%		1,780,000	1,944,650
07/06/28	6.625%		2,800,000	2,884,750
07/06/36	7.125%		2,000,000	2,065,774
04/22/46	7.625%		1,100,000	1,201,200
Argentina Republic Government International Bond(c) 12/31/33	8.280%		1,682,446	1,830,501
City of Buenos Aires Argentina(b) 06/01/27	7.500%		2,500,000	2,693,750
Provincia de Buenos Aires(b) 06/09/21	9.950%		1,200,000	1,368,000
03/16/24	9.125%		1,807,000	2,001,253
Provincia de Cordoba(b) 08/17/17	12.375%		993,000	1,062,510
06/10/21	7.125%		2,000,000	2,070,000
YPF SA(b) 03/23/21	8.500%		1,600,000	1,750,000
07/28/25	8.500%		1,800,000	1,962,000
Total				23,775,728
BRAZIL 1.2%
Brazil Minas SPE via State of Minas Gerais(b) 02/15/28	5.333%		2,300,000	2,254,000
Brazil Notas do Tesouro Nacional Series F 01/01/25	10.000%	BRL	57,000,000	17,286,617
Brazilian Government International Bond 01/07/25	4.250%		3,000,000	2,970,000
01/20/34	8.250%		2,460,000	3,087,300
01/07/41	5.625%		5,800,000	5,597,000
Petrobras Global Finance BV 01/27/21	5.375%		1,880,000	1,854,150
05/23/21	8.375%		2,400,000	2,655,000
03/17/24	6.250%		208,000	205,608
05/23/26	8.750%		3,600,000	4,055,400
Total				39,965,075
CANADA 0.1%
NOVA Chemicals Corp.(b) 05/01/25	5.000%		2,133,000	2,140,999
COLOMBIA 0.5%
Bogota Distrito Capital(b) 07/26/28	9.750%	COP	200,000,000	69,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Foreign Government Obligations(a)(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Colombia Government International Bond 04/14/21	7.750%	COP	9,150,000,000	3,210,403
06/28/27	9.850%	COP	19,242,000,000	7,719,915
01/18/41	6.125%		2,100,000	2,423,614
Ecopetrol SA 01/16/25	4.125%		1,200,000	1,143,000
Emgesa SA ESP(b) 01/25/21	8.750%	COP	1,700,000,000	555,325
Empresas Publicas de Medellin ESP(b) 07/29/19	7.625%		100,000	113,750
Transportadora de Gas Internacional SA ESP(b) 03/20/22	5.700%		615,000	636,525
Total				15,872,520
COSTA RICA 0.2%
Costa Rica Government International Bond(b) 03/12/45	7.158%		5,200,000	5,486,000
CROATIA 0.2%
Croatia Government International Bond(b) 01/26/24	6.000%		4,692,000	5,294,922
DOMINICAN REPUBLIC 0.6%
Banco de Reservas de la Republica Dominicana Subordinated(b) 02/01/23	7.000%		2,750,000	2,805,000
Dominican Republic International Bond(b) 02/22/19	12.000%	DOP	31,000,000	691,658
07/05/19	14.500%	DOP	101,000,000	2,410,783
01/08/21	14.000%	DOP	79,470,000	1,884,569
05/06/21	7.500%		1,022,000	1,131,865
02/10/23	14.500%	DOP	25,000,000	625,772
04/20/27	8.625%		2,900,000	3,407,500
04/30/44	7.450%		3,900,000	4,387,500
01/27/45	6.850%		2,681,000	2,788,240
Total				20,132,887
ECUADOR 0.2%
Ecuador Government International Bond(b) 03/24/20	10.500%		2,800,000	2,961,000
03/28/22	10.750%		2,200,000	2,332,132
Total				5,293,132
EGYPT —%
Egypt Government International Bond(b) 06/11/25	5.875%		1,000,000	923,750
EL SALVADOR 0.1%
El Salvador Government International Bond(b) 01/18/27	6.375%		450,000	447,750
06/15/35	7.650%		1,040,000	1,077,346

Foreign Government Obligations(a)(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
02/01/41	7.625%		1,500,000	1,543,125
Total				3,068,221
GEORGIA 0.2%
Georgian Railway JSC(b) 07/11/22	7.750%		5,358,000	5,974,170
GHANA 0.1%
Ghana Government International Bond(b) 09/15/22	9.250%		950,000	985,625
01/18/26	8.125%		800,000	766,216
10/14/30	10.750%		2,000,000	2,354,600
Total				4,106,441
GUATEMALA 0.1%
Guatemala Government Bond(b) 02/13/28	4.875%		2,679,000	2,866,530
HONDURAS —%
Honduras Government International Bond(b) 03/15/24	7.500%		1,068,000	1,190,820
HUNGARY 0.7%
Hungary Government Bond 10/27/27	3.000%	HUF	4,300,000,000	15,239,535
Hungary Government International Bond 11/22/23	5.750%		5,382,000	6,279,449
Magyar Export-Import Bank Zrt.(b) 01/30/20	4.000%		1,579,000	1,637,252
Total				23,156,236
INDONESIA 1.6%
Indonesia Government International Bond(b) 03/13/20	5.875%		11,125,000	12,376,562
04/25/22	3.750%		1,200,000	1,246,804
01/15/24	5.875%		1,288,000	1,494,187
01/17/38	7.750%		1,050,000	1,471,965
Indonesia Treasury Bond 05/15/31	8.750%	IDR	201,000,000,000	17,214,707
Majapahit Holding BV(b) 01/20/20	7.750%		1,100,000	1,259,434
06/29/37	7.875%		2,780,000	3,593,150
PT Pertamina Persero(b) 05/03/22	4.875%		1,600,000	1,707,376
05/30/44	6.450%		2,600,000	2,863,557
PT Perusahaan Listrik Negara(b) 11/22/21	5.500%		5,400,000	5,979,960
Total				49,207,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Foreign Government Obligations(a)(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ISRAEL 0.5%
Israel Government Bond 08/31/25	1.750%	ILS	56,000,000	14,578,422
IVORY COAST 0.1%
Ivory Coast Government International Bond(b) 07/23/24	5.375%		700,000	706,125
Ivory Coast Government International Bond(b)(c) 12/31/32	5.750%		924,660	905,760
Total				1,611,885
JAMAICA 0.1%
Jamaica Government International Bond 04/28/28	6.750%		1,950,000	2,203,500
03/15/39	8.000%		700,000	815,402
Total				3,018,902
KAZAKHSTAN 0.2%
KazMunayGas National Co. JSC(b) 07/02/18	9.125%		1,980,000	2,175,525
04/09/21	6.375%		500,000	549,375
Kazakhstan Government International Bond(b) 07/21/45	6.500%		3,500,000	4,185,622
Total				6,910,522
MEXICO 0.9%
Banco Nacional de Comercio Exterior SNC Subordinated(b)(c) 08/11/26	3.800%		1,400,000	1,386,000
Mexican Bonos 06/11/20	8.000%	MXN	44,530,000	2,521,153
06/10/21	6.500%	MXN	50,000	2,704
06/09/22	6.500%	MXN	55,300,000	2,987,983
06/03/27	7.500%	MXN	44,450,000	2,553,934
Mexico Government International Bond 01/11/40	6.050%		2,350,000	2,793,562
01/23/46	4.600%		1,800,000	1,759,500
Pemex Finance Ltd. (NPFGC) 08/15/17	10.610%		412,500	427,211
Pemex Finance Ltd. 11/15/18	9.150%		1,397,812	1,483,203
Pemex Project Funding Master Trust 01/21/21	5.500%		1,750,000	1,857,188
Petroleos Mexicanos 05/03/19	8.000%		600,000	672,960
01/23/26	4.500%		900,000	869,400
11/12/26	7.470%	MXN	23,700,000	1,139,170
06/15/35	6.625%		870,000	875,655
06/02/41	6.500%		2,500,000	2,430,000
01/23/45	6.375%		1,500,000	1,442,465
Foreign Government Obligations(a)(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petroleos Mexicanos(b) 11/24/21	7.650%	MXN	18,600,000	949,140
09/21/23	4.625%		948,000	945,440
09/12/24	7.190%	MXN	3,800,000	183,822
09/21/47	6.750%		2,000,000	1,982,500
Total				29,262,990
MOROCCO 0.1%
Morocco Government International Bond(b) 12/11/22	4.250%		1,804,000	1,919,005
PARAGUAY 0.1%
Paraguay Government International Bond(b) 08/11/44	6.100%		2,439,000	2,737,777
PERU 0.1%
Peruvian Government International Bond 11/21/33	8.750%		1,508,000	2,378,870
Peruvian Government International Bond(b) 08/12/28	6.350%	PEN	1,750,000	534,478
Total				2,913,348
PHILIPPINES —%
Philippine Government International Bond 03/30/26	5.500%		798,000	976,689
REPUBLIC OF NAMIBIA 0.1%
Namibia International Bonds(b) 11/03/21	5.500%		3,192,000	3,426,293
RUSSIAN FEDERATION 0.7%
Gazprom Neft OAO Via GPN Capital SA(b) 09/19/22	4.375%		4,800,000	4,734,000
Gazprom OAO Via Gaz Capital SA(b) 04/11/18	8.146%		2,813,000	3,023,975
03/07/22	6.510%		4,877,000	5,344,226
02/06/28	4.950%		1,900,000	1,862,228
08/16/37	7.288%		300,000	341,250
Russian Agricultural Bank OJSC Via RSHB Capital SA(b) 12/27/17	5.298%		300,000	306,750
Russian Foreign Bond — Eurobond(b) 04/04/42	5.625%		4,000,000	4,414,400
Vnesheconombank Via VEB Finance PLC(b) 11/21/23	5.942%		2,700,000	2,783,787
Total				22,810,616
SENEGAL —%
Senegal Government International Bond(b) 07/30/24	6.250%		505,000	518,888

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Foreign Government Obligations(a)(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SERBIA 0.1%
Serbia International Bond(b) 12/03/18	5.875%	1,735,000	1,836,931
09/28/21	7.250%	1,600,000	1,837,600
Total			3,674,531
SURINAME —%
Republic of Suriname(b) 10/26/26	9.250%	1,150,000	1,201,750
TRINIDAD AND TOBAGO 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.(b) 08/14/19	9.750%	5,850,000	6,476,184
URUGUAY 0.1%
Uruguay Government International Bond 03/21/36	7.625%	725,000	999,412
PIK 01/15/33	7.875%	1,340,000	1,860,590
Total			2,860,002
ZAMBIA 0.1%
Zambia Government International Bond(b) 04/14/24	8.500%	1,094,000	1,064,582
07/30/27	8.970%	1,050,000	1,034,250
Total			2,098,832
Total Foreign Government Obligations (Cost: $314,885,610)			316,529,769

Senior Loans 5.0%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.1%
Booz Allen Hamilton, Inc. Tranche B Term Loan(c)(k) 06/30/23	3.278%	200,000	201,500
Doncasters US Finance LLC Tranche B Term Loan(c)(k) 04/09/20	4.500%	1,339,440	1,326,046
Engility Corp. Tranche B2 Term Loan(c)(k) 08/14/23	5.773%	941,177	952,160
TransDigm, Inc. Tranche E Term Loan(c)(k) 05/14/22	3.750%	1,628,791	1,622,211
Total			4,101,917

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AIRLINES —%
American Airlines, Inc. Term Loan(c)(k) 10/10/21	3.250%	989,899	990,038
AUTOMOTIVE 0.1%
Gates Global LLC Term Loan(c)(k) 07/06/21	4.250%	1,014,102	998,992
Navistar, Inc. Tranche B Term Loan(c)(k) 08/07/20	6.500%	990,000	995,197
Total			1,994,189
BROKERAGE/ASSET MANAGERS/EXCHANGES —%
Aretec Group, Inc.(c)(k) 1st Lien Term Loan 11/23/20	8.000%	181,690	181,690
2nd Lien Term Loan PIK 05/23/21	2.000%	435,203	352,514
Total			534,204
BUILDING MATERIALS 0.1%
Contech Engineered Solutions LLC Term Loan(c)(k) 04/29/19	6.250%	362,812	362,134
Quikrete Holdings, Inc. 1st Lien Term Loan(c)(k) 09/28/20	4.000%	950,096	950,495
SRS Distribution, Inc. Tranche B1 Term Loan(c)(k) 08/25/22	5.250%	1,000,000	1,008,330
Total			2,320,959
CABLE AND SATELLITE 0.1%
Altice France SA Tranche B5 Term Loan(c)(k) 07/29/22	4.563%	990,000	990,416
CSC Holdings LLC Term Loan(c)(k) 10/11/24	3.876%	510,526	512,124
Encompass Digital Media, Inc. Tranche B 1st Lien Term Loan(c)(k) 06/06/21	5.500%	1,198,383	1,163,426
Virgin Media Investment Holdings Ltd. Tranche F Term Loan(c)(k) 06/30/23	3.500%	1,000,000	1,003,880
Total			3,669,846

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS 0.5%
Axalta Coating Systems Dutch Holding B BV/US Holdings, Inc. Tranche B Term Loan(c)(k) 02/01/20	3.750%	787,265	792,721
Chemours Co. LLC (The) Tranche B Term Loan(c)(k) 05/12/22	3.750%	444,977	439,193
ColourOz Investment 1 GmbH Tranche C 1st Lien Term Loan(c)(k) 09/07/21	4.500%	140,074	139,268
ColourOz Investment 2 GmbH Tranche B2 1st Lien Term Loan(c)(k) 09/07/21	4.500%	847,332	842,460
Duke Finance LLC Tranche B 1st Lien Term Loan(c)(k) 10/28/21	7.000%	895,489	895,489
HII Holding Corp. 2nd Lien Term Loan(c)(k) 12/21/20	9.750%	1,350,000	1,329,750
Kronos Worldwide, Inc. Term Loan(c)(k) 02/18/20	4.000%	1,950,000	1,915,875
MacDermid, Inc. Tranche B4 Term Loan(c)(k) 06/07/23	5.000%	1,759,128	1,772,321
Minerals Technologies, Inc. Tranche B1 Term Loan(c)(k) 05/10/21	3.750%	117,883	118,841
Nexeo Solutions LLC Term Loan(c)(k) 06/09/23	5.250%	1,246,875	1,254,668
PQ Corp. Tranche B1 Term Loan(c)(k) 11/04/22	5.750%	299,250	298,876
Ravago Holdings America, Inc. Term Loan(c)(k) 07/13/23	5.000%	822,937	829,110
Royal Holdings, Inc. 2nd Lien Term Loan(c)(k) 06/19/23	8.500%	1,000,000	980,000
Solenis International LP/Holdings 3 LLC 1st Lien Term Loan(c)(k) 07/31/21	4.250%	1,624,899	1,622,283
Trinseo Materials Operating SCA/Finance, Inc. Tranche B Term Loan(c)(k) 11/05/21	4.250%	987,500	993,178

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Univar, Inc. Term Loan(c)(k) 07/01/22	4.250%	792,000	792,990
Total			15,017,023
CONSTRUCTION MACHINERY 0.1%
Douglas Dynamics LLC Term Loan(c)(k) 12/31/21	5.250%	299,239	299,987
North American Lifting Holdings, Inc. 1st Lien Term Loan(c)(k) 11/27/20	5.500%	1,444,012	1,212,971
Vertiv Co. Tranche B Term Loan(c)(d)(k) 09/30/23	6.000%	750,000	745,312
Total			2,258,270
CONSUMER CYCLICAL SERVICES 0.1%
Creative Artists Agency LLC Term Loan(c)(k) 12/17/21	5.000%	1,233,017	1,240,724
Weight Watchers International, Inc. Tranche B2 Term Loan(c)(k) 04/02/20	4.074%	1,351,000	1,025,409
Total			2,266,133
CONSUMER PRODUCTS 0.2%
Affinion Group, Inc. Tranche B Term Loan(c)(k) 04/30/18	6.750%	1,172,932	1,141,416
Fender Musical Instruments Corp. Term Loan(c)(k) 04/03/19	5.750%	210,375	209,323
NBTY, Inc. Tranche B Term Loan(c)(k) 05/05/23	5.000%	523,688	525,117
Serta Simmons Holdings, LLC 2nd Lien Term Loan(c)(d)(k) 11/07/24	9.000%	2,689,378	2,707,881
Waterpik, Inc. 1st Lien Term Loan(c)(k) 07/08/20	5.750%	657,004	655,361
Total			5,239,098
DIVERSIFIED MANUFACTURING 0.3%
Accudyne Industries Borrower SCA/LLC Term Loan(c)(k) 12/13/19	4.000%	1,296,993	1,190,535

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Apex Tool Group LLC Term Loan(c)(k) 01/31/20	4.500%	1,860,080	1,829,854
Filtration Group Corp. 1st Lien Term Loan(c)(k) 11/20/20	4.250%	2,085,989	2,085,342
Gardner Denver, Inc. Term Loan(c)(k) 07/30/20	4.250%	997,429	967,277
Horizon Global Corp. Tranche B Term Loan(c)(k) 06/30/21	7.000%	375,000	375,938
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(c)(k) 08/21/20	4.000%	942,635	944,756
William Morris Endeavor Entertainment LLC(c)(k) 1st Lien Term Loan 05/06/21	5.250%	1,380,873	1,386,742
2nd Lien Term Loan 05/06/22	8.250%	250,000	249,480
Zekelman Industries, Inc. Term Loan(c)(k) 06/14/21	6.000%	997,500	1,003,734
Total			10,033,658
ELECTRIC 0.2%
Astoria Energy LLC Tranche B Term Loan(c)(k) 12/24/21	5.000%	323,542	317,881
Calpine Corp. Term Loan(c)(k) 05/27/22	3.590%	814,688	815,608
Eastern Power LLC Term Loan(c)(k) 10/02/21	5.000%	945,360	954,341
Essential Power LLC Term Loan(c)(k) 08/08/19	4.750%	439,395	440,493
FREIF North American Power I LLC(c)(k) Tranche B Term Loan 03/27/22	4.750%	488,339	485,287
Tranche C Term Loan 03/27/22	4.750%	91,525	90,953
MRP Generation Holdings, LLC Term Loan(c)(k) 10/18/22	8.000%	925,000	874,125
NRG Energy, Inc. Term Loan(c)(k) 06/30/23	3.500%	617,918	618,690

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tex Operations Co. LLC(c)(k) Term Loan 08/04/23	5.000%	386,786	390,170
Tranche C Term Loan 08/04/23	5.000%	88,214	88,986
Texas Competitive Electric Holdings Co. LLC Term Loan(c)(k) 10/31/16	0.000%	1,327,107	384,198
Viva Alamo LLC Term Loan(c)(k) 02/22/21	5.474%	710,445	614,535
Windsor Financing LLC Tranche B Term Loan(c)(k) 12/05/17	6.250%	1,632,380	1,616,056
Total			7,691,323
ENVIRONMENTAL 0.1%
ADS Waste Holdings, Inc. Tranche B2 Term Loan(c)(k) 10/09/19	3.750%	717,514	717,715
EWT Holdings III Corp. 1st Lien Term Loan(c)(k) 01/15/21	4.750%	957,690	960,085
STI Infrastructure SARL Term Loan(c)(k) 08/22/20	6.250%	2,032,719	1,737,974
WCA Waste Systems, Inc. Term Loan(c)(k) 08/11/23	4.000%	650,000	649,187
Total			4,064,961
FOOD AND BEVERAGE 0.1%
AdvancePierre Foods, Inc. Term Loan(c)(k) 06/02/23	4.500%	379,039	381,691
Dole Food Co. Inc. Tranche B Term Loan(c)(k) 11/01/18	4.560%	991,930	994,589
Hostess Brands, Inc. Tranche B 1st Lien Term Loan(c)(k) 08/03/22	4.500%	396,000	398,598
US Foods, Inc. Term Loan(c)(k) 06/27/23	4.000%	992,398	998,243
Total			2,773,121

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
GAMING 0.3%
Affinity Gaming 2nd Lien Term Loan(c)(d)(k) 01/16/25	9.250%	775,000	758,531
Amaya Holdings BV Tranche B 1st Lien Term Loan(c)(k) 08/01/21	5.000%	1,972,519	1,969,737
Cannery Casino Resorts LLC 2nd Lien Term Loan PIK(c)(k) 10/02/19	12.500%	136,091	136,177
Graton Economic Development Authority Tranche B Term Loan(c)(k) 09/01/22	4.750%	528,972	530,956
Jack Ohio Finance LLC Tranche B Term Loan(c)(k) 06/20/19	5.000%	1,430,750	1,428,361
Las Vegas Sands LLC Tranche B Term Loan(c)(k) 12/19/20	3.250%	989,822	995,543
Mohegan Tribal Gaming Tranche B Term Loan(c)(k) 10/30/23	5.500%	1,050,000	1,045,737
MotorCity Casino Hotel Term Loan(c)(k) 08/06/21	4.000%	327,612	328,638
Scientific Games International, Inc. Tranche B2 Term Loan(c)(k) 10/01/21	6.000%	982,500	986,184
Total			8,179,864
HEALTH CARE 0.3%
Alliance HealthCare Services, Inc. Term Loan(c)(k) 06/03/19	4.250%	749,718	730,976
CHS/Community Health Systems, Inc.(c)(k) Tranche F Term Loan 12/31/18	4.083%	249,021	242,795
Tranche G Term Loan 12/31/19	3.750%	371,497	350,949
Tranche H Term Loan 01/27/21	4.000%	482,294	454,924
IASIS Healthcare LLC Tranche B2 Term Loan(c)(k) 05/03/18	4.500%	1,596,973	1,584,996
Kindred Healthcare, Inc. Term Loan(c)(k) 04/09/21	4.250%	491,208	490,800

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC Term Loan(c)(k) 06/07/23	5.000%	430,548	434,986
National Mentor Holdings, Inc. Tranche B Term Loan(c)(k) 01/31/21	4.250%	989,848	990,343
Onex Carestream Finance LP 1st Lien Term Loan(c)(k) 06/07/19	5.000%	1,734,655	1,608,355
Ortho-Clinical Diagnostics Holdings SARL Term Loan(c)(k) 06/30/21	4.750%	989,873	965,948
Surgery Center Holdings, Inc. 1st Lien Term Loan(c)(k) 11/03/20	4.750%	1,481,160	1,484,863
Team Health, Inc. Tranche B Term Loan(c)(k) 11/23/22	3.838%	446,631	447,050
Tecomet, Inc. 1st Lien Term Loan(c)(k) 12/03/21	5.750%	987,437	981,266
Total			10,768,251
INDEPENDENT ENERGY 0.1%
Chesapeake Energy Corp. Tranche A Term Loan(c)(d)(k) 08/23/21	8.500%	2,040,142	2,179,137
Samson Investment Co. Tranche 1 2nd Lien Term Loan(e)(k) 09/25/18	0.000%	1,425,000	344,850
Total			2,523,987
LEISURE 0.2%
24 Hour Fitness Worldwide, Inc. Term Loan(c)(k) 05/28/21	4.750%	708,687	691,856
Delta 2 SARL Tranche B3 Term Loan(c)(k) 07/30/21	4.750%	1,000,000	1,001,390
Life Time Fitness, Inc. Term Loan(c)(k) 06/10/22	4.250%	320,938	320,687
Lions Gate Entertainment Corp. 2nd Lien Term Loan(k) 03/17/22	5.000%	1,400,000	1,424,500
Lions Gate Entertainment(c)(d)(k) Tranche A Term Loan 12/01/21	3.382%	275,000	271,376

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B Term Loan 12/01/23	3.750%	525,000	524,123
Steinway Musical Instruments, Inc. 1st Lien Term Loan(c)(k) 09/19/19	4.750%	995,992	968,603
Total			5,202,535
MEDIA AND ENTERTAINMENT 0.4%
Cengage Learning, Inc. Term Loan(c)(k) 06/07/23	5.250%	648,375	633,112
Cumulus Media Holdings, Inc. Term Loan(c)(k) 12/23/20	4.250%	1,000,000	687,500
Getty Images, Inc. Term Loan(c)(k) 10/18/19	4.750%	1,925,000	1,630,841
Hubbard Radio LLC Term Loan(c)(k) 05/27/22	4.250%	919,736	902,776
ION Media Networks, Inc. Tranche B1 Term Loan(c)(k) 12/18/20	4.750%	836,322	839,458
Learfield Communications, Inc. 1st Lien Term Loan(c)(k) 10/09/20	4.250%	1,556,438	1,555,785
Nexstar Broadcasting, Inc. Tranche B Term Loan(c)(d)(k) 12/15/23	3.853%	650,000	652,438
Nielsen Finance LLC Tranche B3 Term Loan(c)(k) 10/04/23	3.031%	725,000	727,835
Salem Communications Corp. Term Loan(c)(k) 03/13/20	4.500%	981,752	962,117
Sinclair Television Group, Inc. Tranche B1 Term Loan(c)(k) 07/30/21	3.500%	271,563	272,920
Tribune Media Co. Tranche B Term Loan(c)(k) 12/27/20	3.750%	989,975	994,677
UFC Holdings LLC(c)(k) 1st Lien Term Loan 08/18/23	5.000%	600,000	604,596
2nd Lien Term Loan 08/18/24	8.500%	178,000	180,670
Univision Communications, Inc. Tranche C3 Term Loan(c)(k) 03/01/20	4.000%	1,060,676	1,061,673

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
iHeartCommunications, Inc. Tranche D Term Loan(c)(k) 01/30/19	7.284%	1,128,407	852,455
Total			12,558,853
METALS —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(c)(k) 06/30/19	3.750%	642,240	641,637
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(c)(e)(k) 02/28/19	7.000%	156,771	14,893
Total			656,530
OIL FIELD SERVICES —%
Drillships Financing Holding, Inc. Tranche B1 Term Loan(c)(k) 03/31/21	6.000%	864,258	440,771
Fieldwood Energy LLC(c)(k) 1st Lien Term Loan 09/30/20	8.375%	372,536	298,029
2nd Lien Term Loan 09/30/20	8.375%	627,464	368,635
Term Loan 08/31/20	8.000%	275,952	238,699
Total			1,346,134
OTHER FINANCIAL INSTITUTIONS —%
IG Investments Holdings LLC Tranche B Term Loan(c)(k) 10/31/21	6.000%	306,115	308,793
OTHER INDUSTRY 0.1%
Harland Clarke Holdings Corp. Tranche B3 Term Loan(c)(k) 05/22/18	7.000%	835,714	831,535
Hercules Achievement, Inc. 1st Lien Term Loan(c)(k) 12/10/21	5.000%	591,540	594,746
Total			1,426,281
OTHER REIT —%
DTZ AUS Holdco PTY Ltd. 1st Lien Term Loan(c)(k) 11/04/21	4.250%	1,008,696	1,005,751
PACKAGING 0.3%
BWAY Intermediate Co., Inc. Term Loan(c)(k) 08/14/20	5.500%	563,363	566,766

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Exopack Holdings SA Term Loan(c)(k) 05/08/19	4.500%	1,480,965	1,480,965
Kleopatra Holdings 2(c)(k) Term Loan 04/28/20	4.250%	693,575	700,296
04/28/20	4.250%	296,400	299,272
Mauser Holding SARL 1st Lien Term Loan(c)(k) 07/31/21	4.500%	270,854	270,686
Packaging Coordinators Midco, Inc. Term Loan(c)(k) 07/03/23	5.000%	448,875	448,875
Pregis Holding I Corp. 1st Lien Term Loan(c)(k) 05/20/21	4.500%	1,357,408	1,349,495
Printpack Holdings, Inc. 1st Lien Term Loan(c)(k) 07/26/23	5.000%	771,856	772,820
Prolampac Holdings, Inc. 2nd Lien Term Loan(c)(k) 08/18/23	9.250%	1,000,000	985,000
Ranpack Corp. Tranche B1 Term Loan(c)(k) 10/01/21	4.250%	1,862,527	1,850,886
Reynolds Group Holdings, Inc. Term Loan(c)(k) 02/05/23	4.250%	1,024,104	1,026,388
Total			9,751,449
PAPER —%
Caraustar Industries, Inc. Term Loan(c)(k) 05/01/19	8.000%	819,880	827,570
PHARMACEUTICALS 0.1%
Atrium Innovations, Inc. Tranche B1 1st Lien Term Loan(c)(k) 02/15/21	4.250%	955,092	942,561
Endo Finance Co. I SARL Tranche B Term Loan(c)(k) 09/26/22	3.750%	347,375	346,812
Pharmaceutical Product Development, Inc. Term Loan(c)(k) 08/18/22	4.250%	1,283,750	1,281,683
Valeant Pharmaceuticals International, Inc.(c)(k) Tranche B-C2 Term Loan 12/11/19	5.250%	827,042	825,123

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B-D2 Term Loan 02/13/19	5.000%	432,439	431,052
Total			3,827,231
PROPERTY & CASUALTY 0.1%
Alliant Holdings Intermediate LLC Term Loan(c)(k) 08/12/22	4.753%	395,000	394,755
Asurion LLC(c)(d)(k) Tranche B5 Term Loan 10/31/23	0.000%	325,000	325,000
Asurion LLC(c)(k) Tranche B1 Term Loan 05/24/19	5.000%	498,936	499,025
Tranche B4 Term Loan 08/04/22	5.000%	268,469	269,645
Hub International Ltd. Term Loan(c)(k) 10/02/20	4.000%	591,402	590,995
USI, Inc. Term Loan(c)(k) 12/27/19	4.250%	439,698	439,606
Total			2,519,026
RETAILERS 0.5%
Academy Ltd. Term Loan(c)(k) 07/01/22	5.000%	1,624,333	1,574,076
BJ's Wholesale Club, Inc. 1st Lien Term Loan(c)(k) 09/26/19	4.500%	1,130,536	1,131,598
Bass Pro Group LLC Term Loan(c)(k) 06/05/20	4.000%	1,572,364	1,571,059
Belk, Inc. 1st Lien Term Loan(c)(k) 12/12/22	5.750%	550,000	494,038
Burlington Coat Factory Warehouse Corp. Tranche B4 Term Loan(c)(k) 08/13/21	3.500%	150,000	150,984
David's Bridal, Inc. Term Loan(c)(k) 10/11/19	5.000%	2,446,103	2,274,876
Dollar Tree, Inc.(c)(k) Tranche B3 Term Loan 07/06/22	3.000%	106,156	107,085
Dollar Tree, Inc.(k) Tranche B2 Term Loan 07/06/22	4.250%	250,000	253,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hudson's Bay Co. Term Loan(c)(k) 09/30/22	4.250%	126,728	127,625
J. Crew Group, Inc. Term Loan(c)(k) 03/05/21	4.000%	2,025,006	1,541,252
JC Penney Corp., Inc. Term Loan(c)(k) 06/23/23	5.250%	795,000	799,571
Neiman Marcus Group, Inc. (The) Term Loan(c)(k) 10/25/20	4.250%	500,470	459,807
Party City Holdings, Inc. Term Loan(c)(k) 08/19/22	4.204%	503,427	504,756
PetSmart, Inc. Tranche B2 Term Loan(c)(k) 03/11/22	4.000%	741,244	742,697
Raley's Term Loan(c)(k) 05/18/22	7.250%	2,003,847	2,003,847
Rite Aid Corp.(c)(k) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	1,050,000	1,052,951
Tranche 2 2nd Lien Term Loan 06/21/21	4.875%	325,000	325,949
Sports Authority, Inc. (The) Tranche B Term Loan(e)(k) 11/16/17	0.000%	805,833	163,850
Total			15,279,251
SUPERMARKETS 0.1%
Albertsons LLC Tranche B6 Term Loan(c)(k) 06/22/23	4.750%	1,422,215	1,437,035
TECHNOLOGY 0.5%
Ancestry.com Operations, Inc. 2nd Lien Term Loan(c)(d)(k) 10/14/24	9.250%	670,597	678,979
Applied Systems, Inc. 1st Lien Term Loan(c)(k) 01/25/21	4.000%	1,064,644	1,066,241
Avago Technologies Holdings Ltd. Tranche B3 Term Loan(c)(k) 02/01/23	3.535%	1,130,155	1,141,298
BMC Foreign Holding Co. Term Loan(c)(k) 09/10/20	5.000%	979,849	966,376

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cirque Du Soleil, Inc. 2nd Lien Term Loan(c)(k) 07/10/23	9.250%	1,000,000	965,000
First Data Corp. Term Loan(c)(k) 07/08/22	4.274%	1,050,000	1,057,224
Greeneden U.S. Holdings II LLC Term Loan(c)(k) 02/08/20	4.000%	303,286	302,243
Infogroup, Inc. Tranche B Term Loan(c)(k) 05/28/18	7.000%	667,932	657,499
Infor US, Inc. Tranche B5 Term Loan(c)(k) 06/03/20	3.750%	972,719	969,596
Informatica Corp. Term Loan(c)(k) 08/05/22	4.500%	990,000	971,259
Kronos, Inc. 2nd Lien Term Loan(c)(d)(k) 10/18/24	9.250%	957,000	985,576
MA Financeco LLC Tranche B2 Term Loan(c)(k) 11/19/21	4.500%	368,625	369,547
Microsemi Corp. Tranche B Term Loan(c)(k) 01/15/23	3.750%	238,129	240,049
Mitel US Holdings, Inc. Term Loan(c)(k) 04/29/22	5.500%	1,344,656	1,355,306
ON Semiconductor Corp. Term Loan(c)(k) 03/31/23	3.777%	275,000	276,513
Rackspace Hosting, Inc. Term Loan(c)(d)(k) 11/14/23	5.000%	450,000	452,322
Riverbed Technology, Inc. Term Loan(c)(k) 04/25/22	5.000%	489,742	493,366
SCS Holdings I, Inc. 1st Lien Term Loan(c)(k) 10/30/22	6.000%	346,067	347,220
Sabre GLBL, Inc. Tranche B Term Loan(c)(k) 02/19/19	4.000%	762,022	764,879
TTM Technologies, Inc. Tranche B Term Loan(c)(k) 05/31/21	5.250%	122,368	122,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
TransUnion LLC Tranche B2 Term Loan(c)(k) 04/09/21	3.500%	341,253	342,106
Uber Technologies, Inc. Term Loan(c)(k) 07/13/23	5.000%	1,050,000	1,057,224
Zebra Technologies Corp. Term Loan(c)(k) 10/27/21	4.089%	878,049	886,188
Total			16,468,685
WIRELINES —%
Electric Lightwave Holdings, Inc. Tranche B1 Term Loan(c)(k) 08/14/20	5.250%	987,469	981,919
Level 3 Financing, Inc. Tranche B2 Term Loan(c)(k) 05/31/22	3.500%	275,000	276,031
Total			1,257,950
Total Senior Loans (Cost: $163,188,240)			158,299,916

Common Stocks —%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Auto Components —%
Delphi Automotive PLC	1,315	85,567
Hotels, Restaurants & Leisure —%
UTGR, Inc.(l)	5,526	409,960
Media —%
Cengage Learning, Inc.(l)	7,982	165,626
Media News Group(l)	2,495	74,850
Tribune Media Co.	1,338	43,619
tronc, Inc.	198	2,382
Total		286,477
Total Consumer Discretionary		782,004
FINANCIALS —%
Capital Markets —%
RCS Capital Corp.(l)	5,448	40,860
Total Financials		40,860

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	302,767
Metals & Mining —%
Aleris International, Inc.(l)	3,721	122,793
Total Materials		425,560
TELECOMMUNICATION SERVICES —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(l)	478	9,809
Total Telecommunication Services		9,809
UTILITIES —%
Independent Power and Renewable Electricity Producers —%
Templar Energy LLC(l)	24,262	157,704
Total Utilities		157,704
Total Common Stocks (Cost: $1,058,198)		1,415,937

Options Purchased Puts 0.1%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(m) 150,000,000		1.50	08/25/17	1,847,100
Total Options Purchased Puts (Cost: $1,556,250)				1,847,100

Money Market Funds 5.4%

Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.463%(n)(o)	170,028,454	170,028,454
Total Money Market Funds (Cost: $170,028,560)		170,028,454
Total Investments (Cost: $3,143,276,724)		3,194,140,042
Other Assets & Liabilities, Net		(19,253,940)
Net Assets		3,174,886,102

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

At October 31, 2016, securities and cash totaling $30,057,130 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	11/29/2016	55,987,000	ILS	14,553,418	USD	—	(49,637)
Barclays	11/29/2016	4,336,000,000	HUF	15,298,364	USD	—	(119,125)
Barclays	11/29/2016	27,886,226	USD	518,408,000	MXN	—	(547,172)
Citi	11/29/2016	920,281,000	COP	315,657	USD	10,961	—
Citi	11/29/2016	25,428,475	USD	227,000,000	SEK	—	(265,815)
Credit Suisse	11/16/2016	13,455,000	EUR	15,040,941	USD	262,423	—
Credit Suisse	11/16/2016	11,400,000	EUR	12,459,972	USD	—	(61,403)
HSBC	11/29/2016	31,000,000,000	COP	10,515,604	USD	251,814	—
Standard Chartered	11/29/2016	55,761,000	BRL	17,651,472	USD	328,875	—
Standard Chartered	11/29/2016	225,005,000,000	IDR	17,235,159	USD	40,502	—
Standard Chartered	12/09/2016	405,000,000	CNH	59,875,813	USD	305,437	—
Total						1,200,012	(1,043,152)

Futures Contracts Outstanding at October 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Australian 10-Year Bond	1,937	AUD	195,415,877	12/2016	—	(6,099,687)
U.S. Treasury 2-Year Note	1,160	USD	253,043,126	12/2016	—	(143,643)
Total			448,459,003		—	(6,243,330)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Euro-Bund	(642)	EUR	(114,290,228)	12/2016	1,067,881	—
U.S. Treasury 10-Year Note	(2,535)	USD	(328,599,375)	12/2016	3,411,636	—
U.S. Treasury 5-Year Note	(914)	USD	(110,408,344)	12/2016	622,119	—
Total			(553,297,947)		5,101,636	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Credit Default Swap Contracts Outstanding at October 31, 2016
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount ($)	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	People's Republic of China	12/20/2021	1.000	USD	27,500,000	128,188	92,738	—	(32,083)	3,367	—

Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	93,400,000	—	(18,822)
Morgan Stanley	Markit iTraxx Europe Crossover Index, Series 26	12/20/2021	5.000	EUR	46,000,000	—	(199,870)
Total						—	(218,692)

Credit Default Swap Contracts Outstanding at October 31, 2016
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount ($)	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.631	USD	(5,000,000)	(403,906)	—	(640,940)	2,917	239,951	—
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.453	USD	(10,000,000)	(837,500)	—	(1,655,286)	5,833	823,619	—
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.453	USD	(12,000,000)	(1,005,000)	—	(1,104,986)	7,000	106,986	—
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.631	USD	(5,500,000)	(444,297)	—	(336,911)	3,209	—	(104,177)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Credit Default Swap Contracts Outstanding at October 31, 2016 (continued)
Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount ($)	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.453	USD	(16,000,000)	(1,340,000)	—	(1,892,818)	9,333	562,151	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.453	USD	(20,000,000)	(1,675,000)	—	(2,536,780)	11,667	873,447	—
Total								—	(8,167,721)		2,606,154	(104,177)

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at October 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	U.S. CPI Urban Consumers NSA	Fixed rate of 1.971%	12/15/2045	USD	30,000,000	—	—	1,239,929	—
JPMorgan	U.S. CPI Urban Consumers NSA	Fixed rate of 1.985%	03/23/2025	USD	23,000,000	—	—	—	(231,165)
Morgan Stanley	U.S. CPI Urban Consumers NSA	Fixed rate of 1.960%	02/11/2025	USD	2,000,000	—	—	—	(33,537)
Total						—	—	1,239,929	(264,702)

Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Fixed rate of 1.261%	3-Month USD LIBOR-BBA	10/21/2021	USD	164,000,000	—	(701,417)
Morgan Stanley	Fixed rate of 1.377%	3-Month USD LIBOR-BBA	11/01/2021	USD	160,000,000	181,701	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 2.090%	02/11/2025	USD	183,000,000	—	(7,370,625)
Morgan Stanley	Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	01/09/2026	MXN	580,000,000	—	(523,826)
Morgan Stanley	Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	01/21/2026	MXN	211,000,000	—	(391,566)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.783%	02/04/2026	USD	19,000,000	—	(219,392)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.980%	10/21/2046	USD	32,513,120	798,148	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 2.113%	11/01/2046	USD	32,382,090	—	(212,885)
Total						979,849	(9,419,711)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $1,521,049,527 or 47.91% of net assets.

(c)  Variable rate security.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2016, the value of these securities amounted to $1,500,370, which represents 0.05% of net assets.

(f)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2016, the value of these securities amounted to $60,691,279, which represents 1.91% of net assets.

(h)  Zero coupon bond.

(i)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(j)  Principal and interest may not be guaranteed by the government.

(k)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(l)  Non-income producing investment.

(m)  Purchased swaption contracts outstanding at October 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Fixed rate of 1.500%	1.500	08/30/2022	150,000,000	1,556,250	1,847,100

(n)  The rate shown is the seven-day current annualized yield at October 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Notes to Portfolio of Investments (continued)

(o)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	155,937,850	1,188,437,551	(1,174,346,841)	170,028,560	665,933	170,028,454

Abbreviation Legend

ADS  American Depositary Share

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CNH  Yuan Offshore Renminbi

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS    Israeli Shekel

MXN  Mexican Peso

PEN  Peru Nuevos Soles

SEK  Swedish Krona

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	1,331,519,748	573,807	1,332,093,555
Residential Mortgage-Backed Securities — Agency	—	217,970,477	—	217,970,477
Residential Mortgage-Backed Securities — Non-Agency	—	428,556,014	117,606,401	546,162,415
Commercial Mortgage-Backed Securities — Non-Agency	—	111,426,276	—	111,426,276
Asset-Backed Securities — Non-Agency	—	118,339,140	51,274,665	169,613,805
Inflation-Indexed Bonds	—	136,767,346	—	136,767,346
U.S. Treasury Obligations	31,984,992	—	—	31,984,992
Foreign Government Obligations	—	311,542,759	4,987,010	316,529,769
Senior Loans	—	145,036,866	13,263,050	158,299,916
Common Stocks
Consumer Discretionary	131,568	575,586	74,850	782,004
Financials	—	40,860	—	40,860
Materials	302,767	—	122,793	425,560
Telecommunication Services	9,809	—	—	9,809
Utilities	—	157,704	—	157,704
Total Common Stocks	444,144	774,150	197,643	1,415,937
Options Purchased Puts	—	1,847,100	—	1,847,100
Investments measured at net asset value
Money Market Funds	—	—	—	170,028,454
Total Investments	32,429,136	2,803,779,876	187,902,576	3,194,140,042
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,200,012	—	1,200,012
Futures Contracts	5,101,636	—	—	5,101,636
Swap Contracts	—	4,829,299	—	4,829,299
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,043,152)	—	(1,043,152)
Futures Contracts	(6,243,330)	—	—	(6,243,330)
Swap Contracts	—	(10,007,282)	—	(10,007,282)
Total	31,287,442	2,798,758,753	187,902,576	3,187,977,225

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Commercial Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)	Total ($)
Balance as of October 31, 2015	591,048	73,172,608	5,162,908	5,429,745	5,167,365	11,906,949	—	101,430,623
Increase (decrease) in accrued discounts/ premiums	752	263,268	(1,742)	16,374	(33,976)	4,245	—	248,921
Realized gain (loss)	—	(18,519)	(8,073)	(3,588)	—	(89,927)	—	(120,107)
Change in unrealized appreciation (depreciation)(a)	(17,993)	173,292	7,992	4,700,533	(146,379)	(22,588)	(4,705)	4,690,152
Sales	—	(43,220,305)	(5,161,085)	(8,314,040)	—	(5,305,516)	—	(62,000,946)
Purchases	—	108,984,564	—	49,445,641	—	1,313,795	—	159,744,000
Transfers into Level 3	—	—	—	—	—	9,574,249	202,348	9,776,597
Transfers out of Level 3	—	(21,748,507)	—	—	—	(4,118,157)	—	(25,866,664)
Balance as of October 31, 2016	573,807	117,606,401	—	51,274,665	4,987,010	13,263,050	197,643	187,902,576

(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2016 was $4,383,961 which is comprised of Corporate Bonds & Notes of $(17,993), Residential Mortgage-Backed Securities — Non-Agency of $(16,511), Asset-Backed Securities — Non-Agency of $4,553,353, Foreign Government Obligations of $(146,379), Senior Loans of $16,196 and Common Stocks of $(4,705).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds, residential, asset backed securities, foreign government obligations, senior loans and common stock classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,971,691,914)	$3,022,264,488
Affiliated issuers (identified cost $170,028,560)	170,028,454
Options purchased (identified cost $1,556,250)	1,847,100
Total investments (identified cost $3,143,276,724)	3,194,140,042
Foreign currency (identified cost $1,513,839)	1,515,670
Cash collateral held at broker	2,303,000
Margin deposits	23,830,831
Unrealized appreciation on forward foreign currency exchange contracts	1,200,012
Unrealized appreciation on swap contracts	3,849,450
Premiums paid on outstanding swap contracts	92,738
Receivable for:
Investments sold	15,143,590
Investments sold on a delayed delivery basis	77,319,531
Capital shares sold	7,706,469
Dividends	53,399
Interest	27,887,971
Foreign tax reclaims	116,624
Variation margin	875,353
Prepaid expenses	19,929
Trustees' deferred compensation plan	191,071
Total assets	3,356,245,680
Liabilities
Due to custodian	497,831
Unrealized depreciation on forward foreign currency exchange contracts	1,043,152
Unrealized depreciation on swap contracts	368,879
Premiums received on outstanding swap contracts	8,167,721
Payable for:
Investments purchased	15,473,132
Investments purchased on a delayed delivery basis	147,789,791
Capital shares purchased	6,075,720
Variation margin	920,087
Foreign capital gains taxes deferred	36,960
Management services fees	148,963
Distribution and/or service fees	62,777
Transfer agent fees	339,701
Plan administration fees	2
Compensation of board members	47,996
Chief compliance officer expenses	81
Other expenses	195,714
Trustees' deferred compensation plan	191,071
Total liabilities	181,359,578
Net assets applicable to outstanding capital stock	$3,174,886,102
Represented by
Paid-in capital	$3,143,723,814
Undistributed net investment income	1,044,653
Accumulated net realized loss	(14,612,854)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	50,572,574
Investments — affiliated issuers	(106)
Foreign currency translations	66,948
Forward foreign currency exchange contracts	156,860
Futures contracts	(1,141,694)
Options purchased	290,850
Swap contracts	(5,177,983)
Foreign capital gains tax	(36,960)
Total — representing net assets applicable to outstanding capital stock	$3,174,886,102

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$1,770,084,697
Shares outstanding	296,337,062
Net asset value per share	$5.97
Maximum offering price per share(a)	$6.27
Class B
Net assets	$4,931,122
Shares outstanding	826,099
Net asset value per share	$5.97
Class C
Net assets	$316,346,091
Shares outstanding	52,954,121
Net asset value per share	$5.97
Class K
Net assets	$82,552
Shares outstanding	14,048
Net asset value per share	$5.88
Class R
Net assets	$5,686,580
Shares outstanding	946,142
Net asset value per share	$6.01
Class R4
Net assets	$53,446,781
Shares outstanding	9,096,632
Net asset value per share	$5.88
Class R5
Net assets	$103,204,015
Shares outstanding	17,540,080
Net asset value per share	$5.88
Class W
Net assets	$9,847
Shares outstanding	1,650
Net asset value per share	$5.97
Class Y
Net assets	$10,642,391
Shares outstanding	1,813,611
Net asset value per share	$5.87
Class Z
Net assets	$910,452,026
Shares outstanding	154,865,252
Net asset value per share	$5.88

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016
Net investment income
Income:
Dividends — unaffiliated issuers	$38,758
Dividends — affiliated issuers	665,933
Interest	127,978,020
Foreign taxes withheld	(135,224)
Total income	128,547,487
Expenses:
Management services fees	15,389,393
Distribution and/or service fees
Class A	3,993,115
Class B	68,094
Class C	2,636,196
Class R	19,497
Class W	24
Transfer agent fees
Class A	2,590,489
Class B	11,225
Class C	425,817
Class K	43
Class R	6,243
Class R4	50,086
Class R5	29,369
Class W	17
Class Z	1,114,480
Plan administration fees
Class K	214
Compensation of board members	67,946
Custodian fees	131,573
Printing and postage fees	307,421
Registration fees	263,566
Audit fees	51,965
Legal fees	71,696
Chief compliance officer expenses	1,251
Other	94,193
Total expenses	27,323,913
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(97,786)
Expense reductions	(3,649)
Total net expenses	27,222,478
Net investment income	101,325,009
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,101,236
Foreign currency translations	(99,471)
Forward foreign currency exchange contracts	(8,384,460)
Futures contracts	3,583,757
Options purchased	(2,280,000)
Swap contracts	(23,069,633)
Net realized loss	(29,148,571)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	101,751,281
Investments — affiliated issuers	(106)
Foreign currency translations	129,491
Forward foreign currency exchange contracts	617,635
Futures contracts	(4,303,360)
Options purchased	1,141,250
Swap contracts	5,846,123
Foreign capital gains tax	(36,960)
Net change in unrealized appreciation	105,145,354
Net realized and unrealized gain	75,996,783
Net increase in net assets resulting from operations	$177,321,792

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$101,325,009	$81,817,548
Net realized gain (loss)	(29,148,571)	4,039,766
Net change in unrealized appreciation (depreciation)	105,145,354	(84,511,507)
Net increase in net assets resulting from operations	177,321,792	1,345,807
Distributions to shareholders
Net investment income
Class A	(52,011,573)	(56,328,880)
Class B	(176,258)	(426,942)
Class C	(6,559,934)	(6,660,428)
Class K	(3,006)	(6,768)
Class R	(113,353)	(76,719)
Class R4	(1,079,659)	(488,718)
Class R5	(2,035,362)	(351,761)
Class W	(314)	(415)
Class Y	(429,162)	(178,689)
Class Z	(24,493,759)	(24,659,843)
Net realized gains
Class A	—	(20,888,229)
Class B	—	(244,113)
Class C	—	(3,011,720)
Class K	—	(2,576)
Class R	—	(23,273)
Class R4	—	(107,555)
Class R5	—	(89,286)
Class W	—	(164)
Class Y	—	(27,589)
Class Z	—	(10,389,836)
Total distributions to shareholders	(86,902,380)	(123,963,504)
Increase in net assets from capital stock activity	775,776,495	237,775,190
Total increase in net assets	866,195,907	115,157,493
Net assets at beginning of year	2,308,690,195	2,193,532,702
Net assets at end of year	$3,174,886,102	$2,308,690,195
Undistributed net investment income	$1,044,653	$5,999,749

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	116,785,483	675,723,346	84,974,597	502,761,926
Distributions reinvested	8,440,437	48,688,323	12,102,913	70,936,223
Redemptions	(81,299,032)	(469,359,257)	(59,103,690)	(350,817,597)
Net increase	43,926,888	255,052,412	37,973,820	222,880,552
Class B shares
Subscriptions	70,969	409,109	119,968	710,706
Distributions reinvested	23,834	136,589	91,682	536,107
Redemptions(a)	(826,574)	(4,769,547)	(1,296,696)	(7,694,888)
Net decrease	(731,771)	(4,223,849)	(1,085,046)	(6,448,075)
Class C shares
Subscriptions	22,508,267	130,730,626	13,475,323	79,522,045
Distributions reinvested	958,696	5,531,198	1,321,429	7,737,129
Redemptions	(8,471,609)	(49,119,840)	(7,313,925)	(43,349,157)
Net increase	14,995,354	87,141,984	7,482,827	43,910,017
Class K shares
Distributions reinvested	471	2,673	1,513	8,740
Redemptions	(12,999)	(73,447)	(750)	(4,411)
Net increase (decrease)	(12,528)	(70,774)	763	4,329
Class R shares
Subscriptions	657,958	3,849,456	261,629	1,565,927
Distributions reinvested	13,642	79,332	15,478	91,228
Redemptions	(144,203)	(847,267)	(122,818)	(731,144)
Net increase	527,397	3,081,521	154,289	926,011
Class R4 shares
Subscriptions	8,100,635	46,580,937	3,255,604	18,930,651
Distributions reinvested	188,910	1,079,316	91,959	530,126
Redemptions	(2,462,481)	(14,059,309)	(1,019,615)	(5,889,927)
Net increase	5,827,064	33,600,944	2,327,948	13,570,850
Class R5 shares
Subscriptions	17,074,109	97,770,835	1,926,247	11,280,662
Distributions reinvested	352,567	2,029,968	75,700	437,568
Redemptions	(2,029,791)	(11,675,518)	(552,583)	(3,233,750)
Net increase	15,396,885	88,125,285	1,449,364	8,484,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	1,311,521	7,448,398	1,657,870	9,520,309
Distributions reinvested	75,667	428,016	35,820	205,182
Redemptions	(1,454,095)	(8,338,628)	(75,475)	(429,032)
Net increase (decrease)	(66,907)	(462,214)	1,618,215	9,296,459
Class Z shares
Subscriptions	118,272,882	675,059,092	50,637,205	294,144,453
Distributions reinvested	2,860,008	16,316,983	1,966,899	11,347,117
Redemptions	(67,032,087)	(377,844,889)	(61,741,742)	(360,341,003)
Net increase (decrease)	54,100,803	313,531,186	(9,137,638)	(54,849,433)
Total net increase	133,963,185	775,776,495	40,784,542	237,775,190

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,										Year Ended May 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$5.79		$6.13		$6.27		$6.41		$6.11		$6.16
Income from investment operations:
Net investment income	0.22		0.23		0.25		0.26		0.11		0.30
Net realized and unrealized gain (loss)	0.15		(0.22)		0.03		(0.13)		0.30		(0.04)
Total from investment operations	0.37		0.01		0.28		0.13		0.41		0.26
Less distributions to shareholders:
Net investment income	(0.19)		(0.25)		(0.25)		(0.25)		(0.11)		(0.31)
Net realized gains	—		(0.10)		(0.17)		(0.02)		—		—
Total distributions to shareholders	(0.19)		(0.35)		(0.42)		(0.27)		(0.11)		(0.31)
Net asset value, end of period	$5.97		$5.79		$6.13		$6.27		$6.41		$6.11
Total return	6.57%		0.25%		4.64%		2.01%		6.72%		4.44%
Ratios to average net assets(b)
Total gross expenses	1.03%		1.06%		1.04%		1.03%		1.02	%(c)	1.03%
Total net expenses(d)	1.02	%(e)	1.03	%(e)	1.04	%(e)	1.03	%(e)	1.02	%(c)(e)	1.02	%(e)
Net investment income	3.81%		3.94%		4.14%		4.10%		4.11	%(c)	4.89%
Supplemental data
Net assets, end of period (in thousands)	$1,770,085		$1,461,248		$1,313,683		$1,303,812		$1,492,620		$1,365,605
Portfolio turnover	168%		169%		124%		113%		48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,										Year Ended May 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$5.79		$6.12		$6.26		$6.41		$6.11		$6.16
Income from investment operations:
Net investment income	0.18		0.19		0.21		0.21		0.09		0.25
Net realized and unrealized gain (loss)	0.15		(0.21)		0.02		(0.14)		0.30		(0.03)
Total from investment operations	0.33		(0.02)		0.23		0.07		0.39		0.22
Less distributions to shareholders:
Net investment income	(0.15)		(0.21)		(0.20)		(0.20)		(0.09)		(0.27)
Net realized gains	—		(0.10)		(0.17)		(0.02)		—		—
Total distributions to shareholders	(0.15)		(0.31)		(0.37)		(0.22)		(0.09)		(0.27)
Net asset value, end of period	$5.97		$5.79		$6.12		$6.26		$6.41		$6.11
Total return	5.78%		(0.33%)		3.85%		1.09%		6.39%		3.65%
Ratios to average net assets(b)
Total gross expenses	1.78%		1.81%		1.79%		1.78%		1.77	%(c)	1.78%
Total net expenses(d)	1.77	%(e)	1.78	%(e)	1.79	%(e)	1.78	%(e)	1.77	%(c)(e)	1.77	%(e)
Net investment income	3.07%		3.18%		3.40%		3.32%		3.37	%(c)	4.15%
Supplemental data
Net assets, end of period (in thousands)	$4,931		$9,013		$16,181		$26,614		$49,873		$55,594
Portfolio turnover	168%		169%		124%		113%		48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,										Year Ended May 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$5.79		$6.13		$6.27		$6.41		$6.11		$6.17
Income from investment operations:
Net investment income	0.18		0.19		0.22		0.22		0.09		0.26
Net realized and unrealized gain (loss)	0.15		(0.22)		0.02		(0.13)		0.30		(0.04)
Total from investment operations	0.33		(0.03)		0.24		0.09		0.39		0.22
Less distributions to shareholders:
Net investment income	(0.15)		(0.21)		(0.21)		(0.21)		(0.09)		(0.28)
Net realized gains	—		(0.10)		(0.17)		(0.02)		—		—
Total distributions to shareholders	(0.15)		(0.31)		(0.38)		(0.23)		(0.09)		(0.28)
Net asset value, end of period	$5.97		$5.79		$6.13		$6.27		$6.41		$6.11
Total return	5.78%		(0.49%)		4.00%		1.40%		6.45%		3.64%
Ratios to average net assets(b)
Total gross expenses	1.78%		1.81%		1.79%		1.78%		1.77	%(c)	1.78%
Total net expenses(d)	1.77	%(e)	1.78	%(e)	1.66	%(e)	1.63	%(e)	1.62	%(c)(e)	1.62	%(e)
Net investment income	3.05%		3.19%		3.52%		3.50%		3.51	%(c)	4.28%
Supplemental data
Net assets, end of period (in thousands)	$316,346		$219,782		$186,746		$221,063		$263,736		$234,351
Portfolio turnover	168%		169%		124%		113%		48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,						Year Ended May 31,
Class K	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$5.70	$6.04	$6.18	$6.33	$6.04		$6.09
Income from investment operations:
Net investment income	0.22	0.24	0.26	0.26	0.11		0.30
Net realized and unrealized gain (loss)	0.16	(0.22)	0.02	(0.14)	0.29		(0.03)
Total from investment operations	0.38	0.02	0.28	0.12	0.40		0.27
Less distributions to shareholders:
Net investment income	(0.20)	(0.26)	(0.25)	(0.25)	(0.11)		(0.32)
Net realized gains	—	(0.10)	(0.17)	(0.02)	—		—
Total distributions to shareholders	(0.20)	(0.36)	(0.42)	(0.27)	(0.11)		(0.32)
Net asset value, end of period	$5.88	$5.70	$6.04	$6.18	$6.33		$6.04
Total return	6.81%	0.37%	4.83%	1.99%	6.68%		4.59%
Ratios to average net assets(b)
Total gross expenses	0.91%	0.92%	0.92%	0.91%	0.91	%(c)	0.90%
Total net expenses(d)	0.91%	0.92%	0.92%	0.91%	0.91	%(c)(e)	0.90	%(e)
Net investment income	3.90%	4.05%	4.27%	4.22%	4.22	%(c)	5.00%
Supplemental data
Net assets, end of period (in thousands)	$83	$152	$156	$172	$182		$219
Portfolio turnover	168%	169%	124%	113%	48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,										Year Ended May 31,
Class R	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$5.82		$6.16		$6.30		$6.44		$6.14		$6.19
Income from investment operations:
Net investment income	0.21		0.22		0.24		0.25		0.10		0.27
Net realized and unrealized gain (loss)	0.16		(0.22)		0.02		(0.14)		0.30		(0.02)
Total from investment operations	0.37		—		0.26		0.11		0.40		0.25
Less distributions to shareholders:
Net investment income	(0.18)		(0.24)		(0.23)		(0.23)		(0.10)		(0.30)
Net realized gains	—		(0.10)		(0.17)		(0.02)		—		—
Total distributions to shareholders	(0.18)		(0.34)		(0.40)		(0.25)		(0.10)		(0.30)
Net asset value, end of period	$6.01		$5.82		$6.16		$6.30		$6.44		$6.14
Total return	6.45%		0.00	%(b)	4.35%		1.74%		6.58%		4.20%
Ratios to average net assets(c)
Total gross expenses	1.28%		1.31%		1.29%		1.29%		1.27	%(d)	1.29%
Total net expenses(e)	1.27	%(f)	1.28	%(f)	1.29	%(f)	1.29	%(f)	1.27	%(d)(f)	1.27	%(f)
Net investment income	3.54%		3.69%		3.88%		3.92%		3.82	%(d)	4.44%
Supplemental data
Net assets, end of period (in thousands)	$5,687		$2,439		$1,629		$1,220		$218		$71
Portfolio turnover	168%		169%		124%		113%		48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$5.70		$6.04		$6.18		$6.34
Income from investment operations:
Net investment income	0.23		0.24		0.26		0.27
Net realized and unrealized gain (loss)	0.16		(0.21)		0.03		(0.15)
Total from investment operations	0.39		0.03		0.29		0.12
Less distributions to shareholders:
Net investment income	(0.21)		(0.27)		(0.26)		(0.26)
Net realized gains	—		(0.10)		(0.17)		(0.02)
Total distributions to shareholders	(0.21)		(0.37)		(0.43)		(0.28)
Net asset value, end of period	$5.88		$5.70		$6.04		$6.18
Total return	6.95%		0.52%		4.98%		1.97%
Ratios to average net assets(b)
Total gross expenses	0.77%		0.82%		0.79%		0.80	%(c)
Total net expenses(d)	0.77	%(e)	0.78	%(e)	0.79	%(e)	0.79	%(c)(e)
Net investment income	4.02%		4.20%		4.36%		4.54	%(c)
Supplemental data
Net assets, end of period (in thousands)	$53,447		$18,630		$5,683		$3,389
Portfolio turnover	168%		169%		124%		113%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,						Year Ended May 31,
Class R5	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$5.71	$6.04	$6.19	$6.33	$6.04		$6.09
Income from investment operations:
Net investment income	0.24	0.25	0.27	0.29	0.12		0.32
Net realized and unrealized gain (loss)	0.14	(0.21)	0.02	(0.14)	0.29		(0.03)
Total from investment operations	0.38	0.04	0.29	0.15	0.41		0.29
Less distributions to shareholders:
Net investment income	(0.21)	(0.27)	(0.27)	(0.27)	(0.12)		(0.34)
Net realized gains	—	(0.10)	(0.17)	(0.02)	—		—
Total distributions to shareholders	(0.21)	(0.37)	(0.44)	(0.29)	(0.12)		(0.34)
Net asset value, end of period	$5.88	$5.71	$6.04	$6.19	$6.33		$6.04
Total return	6.87%	0.80%	4.92%	2.39%	6.79%		4.86%
Ratios to average net assets(b)
Total gross expenses	0.67%	0.68%	0.67%	0.69%	0.66	%(c)	0.65%
Total net expenses(d)	0.67%	0.68%	0.67%	0.69%	0.66	%(c)(e)	0.65	%(e)
Net investment income	4.11%	4.32%	4.47%	4.73%	4.50	%(c)	5.26%
Supplemental data
Net assets, end of period (in thousands)	$103,204	$12,231	$4,193	$1,563	$8		$277
Portfolio turnover	168%	169%	124%	113%	48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,										Year Ended May 31,
Class W	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$5.78		$6.12		$6.26		$6.41		$6.10		$6.16
Income from investment operations:
Net investment income	0.22		0.23		0.25		0.27		0.11		0.30
Net realized and unrealized gain (loss)	0.16		(0.22)		0.03		(0.15)		0.31		(0.04)
Total from investment operations	0.38		0.01		0.28		0.12		0.42		0.26
Less distributions to shareholders:
Net investment income	(0.19)		(0.25)		(0.25)		(0.25)		(0.11)		(0.32)
Net realized gains	—		(0.10)		(0.17)		(0.02)		—		—
Total distributions to shareholders	(0.19)		(0.35)		(0.42)		(0.27)		(0.11)		(0.32)
Net asset value, end of period	$5.97		$5.78		$6.12		$6.26		$6.41		$6.10
Total return	6.76%		0.25%		4.67%		1.91%		6.90%		4.34%
Ratios to average net assets(b)
Total gross expenses	1.04%		1.07%		1.04%		0.97%		1.00	%(c)	1.03%
Total net expenses(d)	1.03	%(e)	1.03	%(e)	1.04	%(e)	0.97	%(e)	1.00	%(c)(e)	1.02	%(e)
Net investment income	3.81%		3.94%		4.08%		4.21%		4.19	%(c)	4.89%
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$10		$3		$3		$2
Portfolio turnover	168%		169%		124%		113%		48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$5.69	$6.03	$6.17	$6.18
Income from investment operations:
Net investment income	0.24	0.25	0.27	0.11
Net realized and unrealized gain (loss)	0.15	(0.21)	0.03	(0.02)
Total from investment operations	0.39	0.04	0.30	0.09
Less distributions to shareholders:
Net investment income	(0.21)	(0.28)	(0.27)	(0.10)
Net realized gains	—	(0.10)	(0.17)	—
Total distributions to shareholders	(0.21)	(0.38)	(0.44)	(0.10)
Net asset value, end of period	$5.87	$5.69	$6.03	$6.17
Total return	7.13%	0.68%	5.15%	1.57%
Ratios to average net assets(b)
Total gross expenses	0.62%	0.64%	0.63%	0.64	%(c)
Total net expenses(d)	0.62%	0.64%	0.63%	0.64	%(c)
Net investment income	4.24%	4.35%	4.50%	4.94	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10,642	$10,704	$1,582	$19
Portfolio turnover	168%	169%	124%	113%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,										Year Ended May 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$5.70		$6.04		$6.18		$6.33		$6.04		$6.09
Income from investment operations:
Net investment income	0.23		0.24		0.27		0.27		0.11		0.31
Net realized and unrealized gain (loss)	0.16		(0.21)		0.02		(0.14)		0.29		(0.03)
Total from investment operations	0.39		0.03		0.29		0.13		0.40		0.28
Less distributions to shareholders:
Net investment income	(0.21)		(0.27)		(0.26)		(0.26)		(0.11)		(0.33)
Net realized gains	—		(0.10)		(0.17)		(0.02)		—		—
Total distributions to shareholders	(0.21)		(0.37)		(0.43)		(0.28)		(0.11)		(0.33)
Net asset value, end of period	$5.88		$5.70		$6.04		$6.18		$6.33		$6.04
Total return	6.95%		0.51%		4.97%		2.13%		6.74%		4.75%
Ratios to average net assets(b)
Total gross expenses	0.78%		0.81%		0.79%		0.78%		0.77	%(c)	0.78%
Total net expenses(d)	0.77	%(e)	0.78	%(e)	0.79	%(e)	0.78	%(e)	0.77	%(c)(e)	0.77	%(e)
Net investment income	4.05%		4.19%		4.39%		4.34%		4.37	%(c)	5.13%
Supplemental data
Net assets, end of period (in thousands)	$910,452		$574,482		$663,669		$755,920		$985,278		$812,836
Portfolio turnover	168%		169%		124%		113%		48%		83%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.

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Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and/or wrote option contracts to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or

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centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on a notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference

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entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage long or short exposure to an inflation index and to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	382,996,717
Futures contracts — Short	701,969,329
Credit default swap contracts — buy protection	172,285,000
Credit default swap contracts — sell protection	96,475,000
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	586,479
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,328,470	(2,276,293)
Interest rate swap contracts	1,027,856	(18,512,646)

*Based on the ending quarterly outstanding amounts for the year ended October 31, 2016.

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The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	2,609,521	*
Credit risk	Premiums paid on outstanding swap contracts	92,738
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,200,012
Interest rate risk	Net assets — unrealized appreciation on futures contracts	5,101,636	*
Interest rate risk	Investments, at value — Options purchased	1,847,100
Interest rate risk	Net assets — unrealized appreciation on swap contracts	2,219,778	*
Total		13,070,785
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	322,869	*
Credit risk	Premiums received on outstanding swap contracts	8,167,721
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,043,152
Interest rate risk	Net assets — unrealized depreciation on futures contracts	6,243,330	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	9,684,413	*
Total		25,461,485

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(1,115,524)	(1,115,524)
Foreign exchange risk	(8,384,460)	—	—	—	(8,384,460)
Interest rate risk	—	3,583,757	(2,280,000)	(21,954,109)	(20,650,352)
Total	(8,384,460)	3,583,757	(2,280,000)	(23,069,633)	(30,150,336)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	1,653,031	1,653,031
Foreign exchange risk	617,635	—	—	—	617,635
Interest rate risk	—	(4,303,360)	1,141,250	4,193,092	1,030,982
Total	617,635	(4,303,360)	1,141,250	5,846,123	3,301,648

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent

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October 31, 2016

the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon

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October 31, 2016

payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2016:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	178,610	—	—	178,610
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	178,532	—	—	178,532
Forward foreign currency exchange contracts	—	—	10,961	262,423	251,814	—	—	—	674,814	1,200,012
Options purchased puts	—	—	1,847,100	—	—	—	—	—	—	1,847,100
OTC credit default swap contracts(b)	96,105	—	—	—	—	—	—	—	—	96,105
OTC interest rate swap contracts(b)	—	—	1,239,929	—	—	—	—	—	—	1,239,929
Total Assets	96,105	—	3,097,990	262,423	251,814	—	357,142	—	674,814	4,740,288
Liabilities
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	601,487	—	—	601,487
Forward foreign currency exchange contracts	666,297	49,637	265,815	61,403	—	—	—	—	—	1,043,152
OTC credit default swap contracts(b)	—	—	—	2,230,656	—	—	—	3,435,088	—	5,665,744
OTC interest rate swap contracts(b)	—	—	—	—	—	231,165	—	33,537	—	264,702
Total Liabilities	666,297	49,637	265,815	2,292,059	—	231,165	601,487	3,468,625	—	7,575,085
Total Financial and Derivative Net Assets	(570,192)	(49,637)	2,832,175	(2,029,636)	251,814	(231,165)	(244,345)	(3,468,625)	674,814	(2,834,797)
Total collateral received (pledged)(c)	—	—	2,494,605	(2,029,636)	—	(231,165)	(244,345)	(3,468,625)	—	(3,479,166)
Net Amount(d)	(570,192)	(49,637)	337,570	—	251,814	—	—	—	674,814	644,369

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/(to) counterparties in the event of default.

(e) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

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Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its

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October 31, 2016

current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management

Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.600% to 0.393% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.580% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $4,071,702, and the administrative services fee paid to the Investment Manager was $497,333.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended October 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,086,250 and $0, respectively.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class W	0.18
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,649.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,191,789 for Class A, $10,143 for Class B and $37,537 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap March 1, 2016 Through February 28, 2017	Voluntary Expense Cap Prior to March 1, 2016
Class A	1.03%	1.03%
Class B	1.78	1.78
Class C	1.78	1.78
Class K	0.95	0.94
Class R	1.28	1.28
Class R4	0.78	0.78
Class R5	0.70	0.69
Class W	1.03	1.03
Class Y	0.65	0.64
Class Z	0.78	0.78

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(19,377,725)
Accumulated net realized loss	19,377,726
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$86,902,380	$93,872,376
Long-term capital gains	—	30,091,128
Total	$86,902,380	$123,963,504

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,576,915
Capital loss carryforwards	(6,434,594)
Net unrealized appreciation	50,431,609

At October 31, 2016, the cost of investments for federal income tax purposes was $3,143,708,433 and the

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$94,038,846
Unrealized depreciation	(43,607,237)
Net unrealized appreciation	$50,431,609

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — long-term	6,434,594

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,156,147,711 and $4,435,612,746, respectively, for the year ended October 31, 2016, of which $3,138,195,888 and $3,039,121,308, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, one unaffiliated shareholder of record owned 10.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 46.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	60	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	60

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	60	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	60	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	60	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic Income Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the twenty-second, forty-fifth and twenty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016

COLUMBIA STRATEGIC INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN232_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	29
Statement of Operations	31
Statement of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	41
Report of Independent Registered Public Accounting Firm	48
Federal Income Tax Information	49
Trustees and Officers	50
Board Consideration and Approval of Management Agreement	55
Important Information About This Report	59

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.28% excluding sales charges for the 12-month period that ended October 31, 2016. Class Z shares of the Fund returned 3.48% for the 12-month period.

■  The Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 3.38% for the same time period.

■  The Fund benefited from its positions in lower quality and longer term issues, both of which outpaced the broader market in the period.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		3.28	3.51	3.77
Including sales charges		0.18	2.87	3.46
Class B	11/25/02
Excluding sales charges		2.61	2.84	3.10
Including sales charges		-0.39	2.84	3.10
Class C	11/25/02
Excluding sales charges		2.70	3.07	3.45
Including sales charges		1.70	3.07	3.45
Class R4*	03/19/13	3.58	3.70	3.97
Class R5*	11/08/12	3.68	3.79	4.02
Class T	06/26/00
Excluding sales charges		3.33	3.56	3.82
Including sales charges		-1.56	2.55	3.32
Class Z	06/14/93	3.48	3.71	3.98
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index		3.38	3.81	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy
Paul Fuchs, CFA

Top Ten States/Territories (%) (at October 31, 2016)
California	17.2
New York	12.6
Texas	10.2
Illinois	7.9
Florida	7.3
Massachusetts	5.3
Pennsylvania	4.4
Colorado	2.7
North Carolina	2.3
South Carolina	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at October 31, 2016)
AAA rating	8.5
AA rating	32.9
A rating	40.5
BBB rating	12.0
BB rating	0.9
B rating	0.2
Not rated	5.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not

The Fund's Class A shares returned 3.28% excluding sales charges during the 12-month period that ended October 31, 2016. Class Z shares of the Fund returned 3.48% for the 12-month period. The Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 3.38% for the same time period. The Fund benefited from its positions in lower quality and longer term issues, both of which outpaced the broader market in the period.

Market Overview

Municipal bonds performed well during the 12 months that ended October 31, 2016, with the bulk of the gains occurring in the first eight months of the period. Longer term issues outperformed short- and intermediate-term securities, mirroring trends in the U.S. Treasury market. The relative weakness in short-term debt reflected concerns about possible interest rate hikes by the U.S. Federal Reserve (the Fed), as well as the dislocations associated with money-market reforms. As a result, the yield curve flattened during the period. These trends caused the yields on shorter dated municipal bonds to become more attractive versus U.S. Treasuries, while the ratios for bonds with maturities of ten years and longer stayed largely unchanged.

Demand remained strong over the 12-month period, and municipal bond funds experienced 54 weeks of consecutive inflows, totalling over $50 billion. Growing demand from individual investors was augmented by non-traditional buyers from foreign countries, where low rates sparked a worldwide search for bonds with more attractive yields. The robust demand led to tightening yield spreads for tax-exempt issues relative to U.S. Treasuries, with lower-rated A and BBB rated bonds outperforming their higher quality counterparts.

New-issue supply was strong throughout, and it gained steam near the end of the period. Given the historically low level of interest rates during the period, issuers sought to capitalize on opportunities to refund older, higher yielding issues in order to decrease their debt service costs and improve their balance sheets. In addition, there was a pick-up in issuance to finance new projects such as roads, schools, bridges and airports. This aspect of new-issue supply has been limited over the past eight years as states and municipalities have rebuilt their budgets, re-staffed and added to their rainy day funds. The market was on a pace for $450 billion in new issues in 2016 as of the end of October, which would represent a new record.

At the sector level, pre-refunded bonds lagged as a result of their higher credit ratings and shorter maturities. Local general obligation (GO) debt, which includes lower quality issuers such as the City of Chicago, outpaced state GOs. Transportation and leases were the best performing sectors, while water and sewer and special-tax issues finished slightly behind the index. Illinois and New Jersey credits generated above-average gains despite their ongoing budget and pension issues, but California and New York lagged.

Contributors and Detractors

The Fund slightly outperformed its benchmark during the period. We sought to keep a neutral duration (interest-rate sensitivity) compared to

Annual Report 2016
4

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

the benchmark, while decreasing exposure to very short maturities and maintaining adequate liquidity. However, the Fund continued to have more of a weighting in both cash and issues with shorter maturities than the index, which was a headwind for relative performance. At times, we sold some of these positions to fund new purchases of longer dated, A rated bonds.

Several of the Fund's bonds were called away early or pre-refunded to shorter call dates due to the heavy refunding volume in the new-issue market. At the end of October 2016, pre-refunded debt comprised approximately 9% of the portfolio as a result of refunding activity. Although these bonds are generally regard to be a useful source of liquidity, they weighed on relative performance because of their short maturities. Beneficially, investments in bonds with longer call dates of between eight and 10 years — which generated favorable results due to their higher interest-rate sensitivity — contributed to returns. In addition, we benefited from positions in zero-coupon issues and long-term bonds maturing between 2027 and 2032.

We continued to focus on A and BBB rated issues, although we saw less value in these areas later in the period given the tightening in credit spreads. The Fund's allocation to A rated bonds was the largest driver of its results. The Fund carried roughly 15% more weight in A rated bonds than the benchmark, with a corresponding underweight in the AAA and AA tiers. Despite the underweight in AAA rated bonds, the Fund's exposure to this tier detracted slightly on performance. The Fund also benefited from its heavier weighting in BBB rated bonds given their outperformance relative to the broader market.

At the sector level, hospital, electric revenue and transportation bonds continued to generate solid results. Conversely, the water and sewer sector was weaker than overall averages because of its superior credit quality.

The Fund's positions in state GOs outperformed the corresponding holdings in the benchmark. The Fund held a lower weighting in higher quality issues and had some exposure to Illinois and New Jersey GOs, which aided our results. Investments in local GOs, including those issued by the city of Chicago, also delivered stronger returns than the benchmark.

The Fund's holdings in the Virgin Islands lost ground since the terms associated with Puerto Rico's debt restructuring may imply that all U.S. territories could be affected. Positions in New York and Massachusetts, which feature shorter durations and higher credit quality, were additional detractors. Although our New Jersey holdings did well in the past year, we decreased our weighting in the state due to its ongoing budget and pension issues. We also reduced exposure to Illinois GOs on the belief that the state's budget stalemate could continue.

Fund Positioning

We continued to add to the toll road and transportation sectors, and we modestly increased the Fund's weightings in charter schools and hospitals. We sought to maintain a well-diversified portfolio with limited exposure to large concentrations in single issuers.

rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.50	1,021.33	3.95	3.98	0.78
Class B	1,000.00	1,000.00	999.20	1,018.05	7.23	7.29	1.43
Class C	1,000.00	1,000.00	1,000.20	1,018.05	7.23	7.29	1.43
Class R4	1,000.00	1,000.00	1,004.40	1,022.34	2.94	2.96	0.58
Class R5	1,000.00	1,000.00	1,003.90	1,022.80	2.48	2.51	0.49
Class T	1,000.00	1,000.00	1,002.70	1,021.58	3.69	3.73	0.73
Class Z	1,000.00	1,000.00	1,003.50	1,022.34	2.94	2.96	0.58

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 0.4%
Alabama Public School & College Authority Refunding Revenue Bonds Series 2009A 05/01/19	5.000%	10,000,000	10,982,600
ALASKA 0.9%
City of Valdez Refunding Revenue Bonds BP Pipelines, Inc. Project Series 2003B 01/01/21	5.000%	19,460,000	22,032,223
ARIZONA 0.6%
La Paz County Industrial Development Authority Revenue Bonds Charter School Solutions - Harmony Public Series 2016 02/15/26	5.000%	1,250,000	1,431,675
02/15/36	5.000%	2,700,000	2,942,595
Maricopa County Industrial Development Authority Revenue Bonds Dignity Health Series 2007A 07/01/18	5.000%	3,500,000	3,591,315
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A 01/01/22	5.000%	1,000,000	1,085,510
State of Arizona Certificate of Participation Department of Administration Series 2010A (AGM) 10/01/18	5.000%	5,000,000	5,380,700
Total			14,431,795
ARKANSAS 0.5%
Pulaski County Public Facilities Board Revenue Bonds Series 2014 12/01/29	5.000%	4,695,000	5,516,907
12/01/31	5.000%	5,185,000	6,045,710
Total			11,562,617
CALIFORNIA 16.7%
California Educational Facilities Authority Revenue Bonds Chapman University Series 2015 04/01/28	5.000%	1,000,000	1,223,950
04/01/29	5.000%	1,650,000	2,002,836
04/01/30	5.000%	1,700,000	2,046,494

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority Refunding Revenue Bonds El Camino Hospital Series 2015A 02/01/29	5.000%	1,485,000	1,763,289
Revenue Bonds St. Joseph Health System Series 2009B 07/01/18	5.000%	10,445,000	11,131,863
Sutter Health Obligation Group Series 2016A 11/15/33	5.000%	5,000,000	5,956,600
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/23	5.625%	3,000,000	3,187,650
California School Finance Authority Refunding Revenue Bonds Aspire Public Schools Series 2016(b) 08/01/36	5.000%	2,085,000	2,352,380
California State Public Works Board Refunding Revenue Bonds Department of Corrections & Rehabilitation Series 2006F (NPFGC) 11/01/18	5.250%	4,000,000	4,340,200
Various Capital Projects Series 2012G 11/01/28	5.000%	5,510,000	6,541,803
Revenue Bonds Various Capital Projects Series 2011A 10/01/22	5.250%	3,395,000	4,008,578
Series 2012A 04/01/28	5.000%	10,000,000	11,731,800
Series 2013I 11/01/28	5.250%	9,225,000	11,297,950
11/01/29	5.000%	5,000,000	5,997,550
11/01/31	5.500%	2,930,000	3,571,113
Various Correctional Facilities Series 2014A 09/01/31	5.000%	15,250,000	18,197,672
California State University Prerefunded 05/01/18 Revenue Bonds Systemwide Series 2008A (AGM) 11/01/22	5.000%	4,605,000	4,892,813
Unrefunded Revenue Bonds Systemwide Series 2008A (AGM) 11/01/22	5.000%	395,000	418,688

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority Revenue Bonds Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/34	5.000%	5,000,000	5,769,400
City of Tulare Sewer Refunding Revenue Bonds Series 2015 (AGM) 11/15/30	5.000%	1,910,000	2,302,734
11/15/31	5.000%	1,000,000	1,198,450
11/15/32	5.000%	1,610,000	1,919,458
City of Vernon Electric System Prerefunded 08/01/19 Revenue Bonds Series 2009A 08/01/21	5.125%	2,690,000	2,908,482
Unrefunded Revenue Bonds Series 2009A 08/01/21	5.125%	6,225,000	6,844,139
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/24	5.000%	1,000,000	1,066,280
Del Mar Race Track Authority Refunding Revenue Bonds Series 2015 10/01/35	5.000%	1,665,000	1,840,558
Foothill-Eastern Transportation Corridor Agency Subordinated Refunding Revenue Bonds Series 2014B-3 01/15/53	5.500%	9,000,000	10,583,190
Golden State Tobacco Securitization Corp. Asset-Backed Refunding Revenue Bonds Series 2015A 06/01/33	5.000%	5,250,000	6,187,073
Hartnell Community College District Unlimited General Obligation Refunding Bonds Capital Appreciation Serial Bonds Series 2015A(c) 08/01/35	0.000%	2,650,000	1,296,327
La Quinta Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Redevelopment Project Subordinated Series 2013A 09/01/29	5.000%	5,000,000	5,830,650
Los Angeles County Sanitation Districts Financing Authority Subordinated Refunding Revenue Bonds Capital Projects - District #14 Series 2015 10/01/33	5.000%	4,000,000	4,770,080

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(c) 08/01/24	0.000%	5,000,000	4,164,700
Monrovia Unified School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 08/01/21	5.250%	5,600,000	6,614,664
Municipal Improvement Corp. of Los Angeles Refunding Revenue Bonds Real Property Series 2016B 11/01/26	5.000%	2,700,000	3,423,330
11/01/27	5.000%	3,300,000	4,112,460
Oakland Unified School District/Alameda County Prerefunded 08/01/19 Unlimited General Obligation Bonds Election of 2006 Series 2009A 08/01/29	6.125%	14,500,000	16,536,670
Pico Rivera Water Authority Revenue Bonds Water System Project Series 1999A (NPFGC) 05/01/29	5.500%	3,000,000	3,640,260
Rancho Santiago Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM)(c) 09/01/31	0.000%	28,000,000	17,819,200
San Francisco City & County Airports Commission-San Francisco International Airport Revenue Bonds Series 2010A 05/01/29	4.900%	5,000,000	5,547,750
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(c) 01/01/25	0.000%	22,405,000	19,354,783
San Jose Financing Authority Refunding Revenue Bonds Civic Center Project Series 2013A 06/01/29	5.000%	12,000,000	14,291,040
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2005 Series 2006A (NPFGC)(c) 09/01/20	0.000%	9,310,000	8,843,103

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Simi Valley Unified School District Unlimited General Obligation Refunding Bonds Series 2017(a) 08/01/25	5.000%	2,400,000	2,926,584
Southern California Public Power Authority Revenue Bonds Project No. 1 Series 2007A 11/01/22	5.250%	2,500,000	2,951,050
Windy Point/Windy Flats Project Series 2010-1 07/01/28	5.000%	10,000,000	11,376,400
07/01/30	5.000%	15,875,000	17,852,866
State of California Department of Water Resources Power Supply Prerefunded 05/01/18 Revenue Bonds Series 2008H 05/01/21	5.000%	3,575,000	3,797,329
05/01/21	5.000%	1,425,000	1,513,621
State of California Prerefunded 07/01/19 Unlimited General Obligation Bonds Series 2009A 07/01/20	5.000%	12,500,000	13,836,750
07/01/21	5.250%	635,000	707,079
07/01/21	5.250%	365,000	406,431
Refunding Unlimited General Obligation Bonds Series 2016 09/01/35	4.000%	4,000,000	4,359,680
Unlimited General Obligation Bonds Series 2002 (AMBAC) 02/01/18	6.000%	5,000,000	5,326,650
Series 2015 03/01/33	5.000%	5,000,000	5,914,250
Various Purpose Series 2009 04/01/22	5.250%	1,000,000	1,101,540
10/01/22	5.250%	25,000,000	28,044,500
Series 2010 03/01/25	5.000%	1,000,000	1,128,400
Series 2011 10/01/19	5.000%	12,000,000	13,396,440
09/01/31	5.000%	10,000,000	11,661,300
Unlimited General Obligation Refunding Bonds Various Purpose Series 2016 09/01/32	4.000%	9,900,000	10,941,579
Tustin Community Facilities District Refunding Special Tax Bonds Legacy Villages of Columbus #06-1 Series 2015 09/01/31	5.000%	1,000,000	1,168,520
09/01/33	5.000%	1,250,000	1,443,738
West Contra Costa Unified School District Unlimited General Obligation Bonds Series 2005 (NPFGC)(c) 08/01/20	0.000%	7,285,000	6,868,589
Total			404,251,306

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
COLORADO 2.4%
Board of Governors of Colorado State University System Refunding Revenue Bonds Series 2013A 03/01/31	5.000%	4,560,000	5,749,886
City & County of Denver Airport System Revenue Bonds Series 2012B 11/15/32	5.000%	10,000,000	11,804,500
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/27	5.000%	4,000,000	4,488,000
Series 2015 12/01/26	5.000%	1,860,000	2,172,685
12/01/28	5.000%	1,000,000	1,150,190
12/01/30	5.000%	1,400,000	1,597,946
Evangelical Lutheran Good Samaritan Society Series 2015 06/01/27	5.000%	2,855,000	3,305,490
NCMC, Inc. Project Series 2016 05/15/27	5.000%	1,440,000	1,778,832
Revenue Bonds Adventist Health Systems/Sunbelt Series 2016 11/15/36	5.000%	3,025,000	3,774,958
Unrefunded Revenue Bonds Health Facilities Evangelical Lutheran Series 2005 06/01/23	5.250%	130,000	130,434
E-470 Public Highway Authority Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC)(c) 09/01/18	0.000%	1,500,000	1,455,045
North Range Metropolitan District No. 1 Prerefunded 12/15/16 Limited General Obligation Bonds Series 2007 (ACA) 12/15/17	5.000%	350,000	351,799
Park Creek Metropolitan District Refunding Tax Allocation Bonds Limited Property Tax Series 2015 12/01/32	5.000%	1,500,000	1,725,360
Regional Transportation District Certificate of Participation Series 2010A 06/01/25	5.000%	10,000,000	11,223,600
Series 2015 06/01/27	5.000%	2,925,000	3,558,994

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Colorado Hospital Authority Revenue Bonds Series 2012A 11/15/27	5.000%	3,750,000	4,410,563
Total			58,678,282
CONNECTICUT 0.4%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,615,000	1,792,924
Connecticut State Health & Educational Facility Authority Revenue Bonds Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	850,000	945,931
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	5,626,000	6,227,926
Total			8,966,781
DISTRICT OF COLUMBIA 1.8%
District of Columbia Water & Sewer Authority Prerefunded 10/01/18 Revenue Bonds Series 2009A 10/01/24	5.000%	1,000,000	1,078,130
District of Columbia Refunding Revenue Bonds Children's Hospital Series 2015 07/15/30	5.000%	3,000,000	3,632,430
Friendship Public Charter School Series 2016 06/01/36	5.000%	2,900,000	3,304,695
Metropolitan Washington Airports Authority Dulles Toll Road(c) Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM) 10/01/24	0.000%	20,980,000	16,765,747
10/01/25	0.000%	7,500,000	5,741,025
10/01/26	0.000%	5,000,000	3,691,700
Metropolitan Washington Airports Authority Revenue Bonds Series 2009C 10/01/25	5.250%	8,920,000	9,600,596
Total			43,814,323

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
FLORIDA 7.2%
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d) 07/15/32	0.000%	1,835,000	917,298
Central Florida Expressway Authority Refunding Revenue Bonds Series 2016A 07/01/31	4.000%	12,000,000	13,142,520
Central Florida Expressway Authority(a) Refunding Revenue Bonds Senior Lien Series 2016B 07/01/31	4.000%	2,000,000	2,190,380
Citizens Property Insurance Corp. Revenue Bonds Senior Secured Series 2012A-1 06/01/21	5.000%	16,965,000	19,658,703
City of Cocoa Water & Sewer Refunding Revenue Bonds Series 2003 (AMBAC) 10/01/19	5.500%	1,000,000	1,120,570
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Home Estates Series 2008 01/01/19	5.875%	1,160,000	1,224,252
City of Port St. Lucie Utility System Refunding Revenue Bonds Series 2016 09/01/28	5.000%	1,200,000	1,474,932
City of Tallahassee Utility System Refunding Revenue Bonds Series 2001 (NPFGC) 10/01/17	5.500%	1,900,000	1,982,460
10/01/18	5.500%	1,000,000	1,086,700
County of Miami-Dade Aviation Prerefunded 10/01/16 Revenue Bonds Miami International Series 2010 10/01/25	5.500%	1,450,000	1,690,570
Refunding Revenue Bonds Series 2014B 10/01/32	5.000%	6,500,000	7,619,690
Series 2016 10/01/33	5.000%	2,600,000	3,087,292
Unrefunded Revenue Bonds Miami International Series 2010 10/01/25	5.500%	4,550,000	5,262,757

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Miami-Dade Rickenbacker Causeway Revenue Bonds Series 2014 10/01/29	5.000%	500,000	580,400
10/01/31	5.000%	600,000	689,460
10/01/33	5.000%	1,215,000	1,385,076
County of Miami-Dade Water & Sewer System Refunding Revenue Bonds System Series 2008B (AGM) 10/01/21	5.250%	20,000,000	23,740,000
Florida Development Finance Corp. Revenue Bonds Miami Arts Charter School Project Series 2014A(b) 06/15/34	5.875%	1,665,000	1,742,872
Florida Municipal Power Agency Refunding Revenue Bonds Series 2016A 10/01/30	5.000%	2,750,000	3,339,682
Hillsborough County Aviation Authority Revenue Bonds Tampa International Airport Subordinated Series 2015B 10/01/31	5.000%	1,600,000	1,860,688
10/01/32	5.000%	2,300,000	2,655,235
Lake County School Board Certificate of Participation Series 2006C (AMBAC) 06/01/18	5.250%	1,500,000	1,599,795
Lee County Industrial Development Authority Refunding Revenue Bonds Shell Point/Alliance Community Project Series 2007 11/15/22	5.000%	7,650,000	7,805,601
Lee County School Board Refunding Certificate of Participation Series 2014A 08/01/28	5.000%	2,000,000	2,395,640
Miami-Dade County Expressway Authority Refunding Revenue Bonds Series 2016A 07/01/29	5.000%	2,175,000	2,646,627
Mid-Bay Bridge Authority Refunding Revenue Bonds Series 2015A 10/01/30	5.000%	2,150,000	2,507,975
Orange County Health Facilities Authority Refunding Revenue Bonds Orlando Health, Inc. Series 2016A 10/01/35	5.000%	3,000,000	3,500,070

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Orange County School Board Certificate of Participation Series 2012B 08/01/26	5.000%	6,500,000	7,700,160
Refunding Certificate of Participation Series 2016C 08/01/33	5.000%	8,400,000	9,935,436
Pasco County School Board Refunding Certificate of Participation Series 2015A 08/01/26	5.000%	4,620,000	5,623,510
08/01/27	5.000%	2,500,000	3,020,950
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village On The Isle Project Series 2007 01/01/27	5.500%	4,000,000	4,216,400
School Board of Miami-Dade County (The) Refunding Certificate of Participation Series 2015A 05/01/30	5.000%	2,500,000	2,939,675
School District of Broward County Refunding Certificate of Participation Series 2012A 07/01/25	5.000%	5,280,000	6,149,141
Seminole Tribe of Florida, Inc. Revenue Bonds Series 2007A(b)(e) 10/01/22	5.750%	9,530,000	9,870,126
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation Bonds Series 2014A-1(b) 03/01/30	5.000%	2,925,000	3,252,454
Sterling Hill Community Development District Special Assessment Bonds Series 2003B(d) 11/01/10	5.500%	145,000	101,477
Tampa Bay Water Improvement Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.500%	1,500,000	1,693,305
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/20	5.750%	820,000	887,158
Volusia County Educational Facility Authority Revenue Bonds Series 2015B 10/15/30	5.000%	1,510,000	1,759,799
Total			174,056,836

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
GEORGIA 1.8%
City of Atlanta Department of Aviation Subordinated Refunding Revenue Bonds General Lien Series 2014 01/01/32	5.000%	2,000,000	2,336,140
City of Atlanta Water & Wastewater Refunding Revenue Bonds Series 2015 11/01/30	5.000%	2,500,000	3,003,500
Revenue Bonds Series 1999A (NPFGC) 11/01/18	5.500%	15,305,000	16,669,594
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/30	6.000%	5,000,000	5,690,700
Fulton County Development Authority Refunding Revenue Bonds Spelman College Series 2015 06/01/32	5.000%	3,630,000	4,235,484
Georgia State Road & Tollway Authority(b)(c) Revenue Bonds I-75 S Express Lanes Project Series 2014 06/01/24	0.000%	625,000	408,869
06/01/34	0.000%	3,750,000	1,262,512
Richmond County Hospital Authority Refunding Revenue Bonds University Health Services, Inc. Project Series 2016 01/01/27	5.000%	2,000,000	2,459,740
01/01/28	5.000%	950,000	1,160,102
State of Georgia Unlimited General Obligation Bonds Series 2012A 07/01/31	4.000%	5,000,000	5,513,350
Total			42,739,991
HAWAII 0.1%
State of Hawaii Department of Budget & Finance Revenue Bonds Hawaii Pacific University Series 2013A 07/01/20	5.000%	870,000	910,838
07/01/23	5.750%	1,015,000	1,123,615
07/01/27	6.250%	1,400,000	1,560,118
Total			3,594,571

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
IDAHO 0.2%
Idaho Health Facilities Authority Revenue Bonds Terraces of Boise Project Series 2014A 10/01/24	7.000%	2,980,000	3,315,101
Series 2014B-1 10/01/22	6.500%	2,000,000	2,003,040
Total			5,318,141
ILLINOIS 7.8%
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2014B 01/01/29	5.000%	6,150,000	7,122,253
Series 2016B 01/01/35	4.000%	3,500,000	3,732,295
Chicago O'Hare International Airport Refunding Revenue Bonds General Airport 3rd Lien Series 2005B (NPFGC) 01/01/17	5.250%	10,000,000	10,073,500
General Senior Lien Series 2013B 01/01/28	5.250%	11,180,000	13,263,617
Passenger Facility Charge Series 2012A 01/01/28	5.000%	2,590,000	2,939,572
01/01/29	5.000%	2,500,000	2,823,075
01/01/30	5.000%	3,000,000	3,370,590
Chicago Park District Unlimited General Obligation Refunding Bonds Limited Tax Series 2014B 01/01/29	5.000%	2,500,000	2,816,750
Chicago Transit Authority Revenue Bonds Series 2011 12/01/29	5.250%	7,485,000	8,273,021
12/01/30	5.250%	1,925,000	2,157,713
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2016 11/01/27	5.000%	1,250,000	1,483,800
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC) 01/01/18	5.250%	7,540,000	7,759,037

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	1,400,000	1,418,046
Unlimited General Obligation Bonds Series 2002B 01/01/27	5.125%	3,155,000	3,363,798
Series 2015A 01/01/23	5.000%	5,000,000	5,341,000
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/30	5.250%	3,000,000	3,132,600
01/01/32	5.250%	3,845,000	4,003,030
Illinois Finance Authority Refunding Revenue Bonds DePaul University Series 2004A 10/01/18	5.375%	2,000,000	2,158,520
Rush University Medical Center Series 2015A 11/15/32	5.000%	10,000,000	11,743,400
Illinois Municipal Electric Agency Refunding Revenue Bonds Series 2015A 02/01/30	5.000%	12,000,000	14,127,480
Illinois State Toll Highway Authority Revenue Bonds Series 2014C 01/01/32	5.000%	9,600,000	11,208,192
Unrefunded Revenue Bonds Senior Series 2016A 12/01/31	4.000%	12,000,000	13,044,600
Kane Cook & DuPage Counties School District No. U-46 Elgin Unlimited General Obligation Refunding Bonds Series 2015D 01/01/32	5.000%	1,800,000	2,029,284
01/01/33	5.000%	2,000,000	2,246,540
Kendall & Kane Counties Community Unit School District No. 115 Unrefunded Unlimited General Obligation Bonds Capital Appreciation Series 2002 (NPFGC)(c) 01/01/17	0.000%	3,050,000	3,043,961
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/19	5.000%	5,000,000	5,457,050
06/01/21	5.250%	12,000,000	13,905,960
State of Illinois Unlimited General Obligation Bonds Series 2013 07/01/26	5.500%	15,100,000	16,909,735
Series 2014 02/01/31	5.250%	4,965,000	5,390,997

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois(c) Revenue Bonds Capital Appreciation-Civic Center Series 1990B (AMBAC) 12/15/17	0.000%	5,540,000	5,419,616
Total			189,759,032
INDIANA 0.5%
City of Indianapolis Thermal Energy System Refunding Revenue Bonds 1st Lien Series 2014A 10/01/32	5.000%	1,400,000	1,638,980
Indiana Finance Authority Revenue Bonds 1st Lien-CWA Authority, Inc. Series 2011A 10/01/25	5.250%	1,750,000	2,049,705
2nd Lien-CWA Authority, Inc. Series 2011B 10/01/23	5.250%	7,035,000	8,254,376
Total			11,943,061
IOWA 0.1%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/17	5.000%	730,000	736,964
Iowa Finance Authority Prerefunded 08/01/18 Revenue Bonds Iowa State Revolving Fund Series 2008 08/01/20	5.250%	500,000	537,825
Total			1,274,789
KANSAS 0.8%
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/24	5.000%	6,000,000	6,038,580
State of Kansas Department of Transportation Revenue Bonds Series 2004A 03/01/18	5.500%	11,775,000	12,507,994
Total			18,546,574
KENTUCKY 1.3%
Kentucky Economic Development Finance Authority Revenue Bonds Senior-Next Generation Information Series 2015 07/01/32	5.000%	1,500,000	1,709,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky Municipal Power Agency Refunding Revenue Bonds Series 2015A 09/01/29	5.000%	4,000,000	4,676,320
Louisville & Jefferson County Metropolitan Sewer District Prerefunded 05/15/19 Revenue Bonds Series 2009A 05/15/21	5.000%	7,445,000	8,191,212
05/15/22	5.000%	7,825,000	8,609,300
Louisville/Jefferson County Metropolitan Government Refunding Revenue Bonds Norton Healthcare, Inc. Series 2016 10/01/29	5.000%	8,000,000	9,608,640
Total			32,795,202
LOUISIANA 0.9%
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capital Series 2010A 05/01/20	5.000%	4,290,000	4,834,015
Louisiana Public Facilities Authority Refunding Revenue Bonds Ochsner Clinic Foundation Series 2016 05/15/30	5.000%	1,000,000	1,183,960
Louisiana State Citizens Property Insurance Corp. Refunding Revenue Bonds Series 2015 (AGM) 06/01/22	5.000%	2,000,000	2,368,260
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/25	6.000%	4,250,000	4,602,920
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010 12/01/40	4.000%	9,245,000	10,095,910
Total			23,085,065
MARYLAND 0.1%
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/28	5.000%	1,300,000	1,512,173

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MASSACHUSETTS 5.1%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	6,500,000	7,021,235
Series 2016E 04/01/33	4.000%	5,000,000	5,443,150
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,217,900
Unlimited General Obligation Bonds Consolidated Loan Series 1998C 08/01/17	5.250%	1,775,000	1,835,474
Unlimited General Obligation Refunding Bonds Series 2004C (AGM) 12/01/16	5.500%	7,500,000	7,531,026
Massachusetts Bay Transportation Authority Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	2,395,000	2,767,255
Massachusetts Bay Transportation Authority(c) Refunding Revenue Bonds Series 2016A 07/01/31	0.000%	10,000,000	6,691,900
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2004A 08/01/17	5.250%	2,920,000	3,019,805
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/19	6.000%	2,500,000	2,837,075
Massachusetts Development Finance Agency Prerefunded 11/15/18 Revenue Bonds Harvard University Series 2009A 11/15/19	5.250%	245,000	266,665
Refunding Revenue Bonds Boston Medical Center Series 2016E 07/01/33	5.000%	1,000,000	1,138,790
Caregroup Series 2016I 07/01/27	5.000%	6,000,000	7,393,980
Lahey Clinic Obligation Series 2015F 08/15/31	5.000%	2,490,000	2,935,312
08/15/32	5.000%	4,120,000	4,835,685
08/15/33	5.000%	4,845,000	5,666,034
Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	155,000	158,957

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dana-Farber Cancer Institute Series 2016 12/01/34	5.000%	1,000,000	1,182,440
Unrefunded Revenue Bonds Series 2009A 11/15/19	5.250%	755,000	821,765
Massachusetts Development Finance Agency(a) Revenue Bonds UMASS Boston Student Housing Project Series 2016 10/01/32	5.000%	1,300,000	1,474,694
Massachusetts Health & Educational Facilities Authority Prerefunded 07/01/18 Revenue Bonds Caregroup, Inc. Series 2008E-2 07/01/20	5.375%	9,720,000	10,442,876
07/01/22	5.375%	13,345,000	14,337,468
Massachusetts Institute of Technology Series 2009O 07/01/26	5.000%	500,000	533,660
Revenue Bonds Boston College Series 2008M-1 06/01/24	5.500%	2,670,000	3,331,733
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	8,500,000	8,743,780
Revenue Bonds Series 2010A 07/01/25	5.000%	1,500,000	1,709,940
Massachusetts Water Pollution Abatement Trust (The) Prerefunded 08/01/19 Revenue Bonds State Revolving Fund Series 2009-14 08/01/24	5.000%	12,530,000	13,898,025
Massachusetts Water Resources Authority Refunding Revenue Bonds Green Bonds Series 2016C 08/01/36	4.000%	2,000,000	2,190,940
Total			123,427,564
MICHIGAN 1.2%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/26	5.250%	2,000,000	2,297,400
07/01/27	5.250%	1,500,000	1,712,385

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Finance Authority Refunding Revenue Bonds McLaren Health Care Corp. Series 2015 05/15/29	5.000%	1,800,000	2,126,088
Senior Lien - Great Lakes Water Authority Series 2014C-6 07/01/33	5.000%	800,000	905,896
Series 2014H-1 10/01/26	5.000%	3,300,000	3,924,360
Revenue Bonds Local Government Loan Program - Great Laakes Water Authority Series 2015 07/01/33	5.000%	2,000,000	2,270,520
Senior Lien - Great Lakes Water Authority Series 2014C-3 (AGM) 07/01/32	5.000%	1,000,000	1,152,300
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/32	5.000%	4,000,000	4,611,080
State of Michigan Trunk Line Refunding Revenue Bonds Series 1998A 11/01/16	5.500%	2,000,000	2,000,274
Series 2005 (AGM) 11/01/17	5.250%	5,050,000	5,274,068
Revenue Bonds Series 2011 11/15/27	5.000%	1,000,000	1,163,110
11/15/28	5.000%	1,000,000	1,161,010
11/15/29	5.000%	1,205,000	1,396,487
Total			29,994,978
MINNESOTA 0.8%
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A Escrowed to Maturity 11/15/18	6.000%	570,000	602,359
City of St. Cloud Refunding Revenue Bonds Centracare Health Series 2016A 05/01/27	5.000%	1,785,000	2,210,847
City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	750,000	807,585
County of Rice Revenue Bonds Shattuck-St. Mary's School Series 2015A(b) 08/01/22	5.000%	750,000	806,070

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dakota County Community Development Agency Revenue Bonds Sanctuary at West St. Paul Project Series 2015 08/01/30	5.750%	1,075,000	1,113,614
Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds HealthEast Care System Project Series 2015 11/15/28	5.250%	1,500,000	1,658,895
HealthPartners Obligation Group Series 2015 07/01/28	5.000%	6,400,000	7,661,696
Sartell-St. Stephen Independent School District No. 748(c) Unlimited General Obligation Bonds School Building Series 2016B (School District Credit Enhancement) 02/01/30	0.000%	2,065,000	1,419,316
02/01/31	0.000%	2,190,000	1,441,195
State of Minnesota Unlimited General Obligation Bonds Series 2008C 08/01/19	5.000%	500,000	554,735
Woodbury Housing & Redevelopment Authority Revenue Bonds St. Therese of Woodbury Series 2014 12/01/34	5.000%	1,000,000	1,056,430
Total			19,332,742
MISSISSIPPI 0.2%
State of Mississippi Revenue Bonds Series 2015E 10/15/29	5.000%	3,500,000	4,164,300
MISSOURI 1.8%
City of St. Louis Airport Refunding Revenue Bonds Lambert-St. Louis International Airport Series 2007A (AGM) 07/01/21	5.000%	5,000,000	5,133,200
Health & Educational Facilities Authority of the State of Missouri Refunding Revenue Bonds CoxHealth Series 2015A 11/15/28	5.000%	6,210,000	7,454,919
Revenue Bonds Lutheran Senior Services Series 2014 02/01/26	5.000%	1,225,000	1,407,084
02/01/29	5.000%	5,975,000	6,721,516
Washington University Series 2008A Escrowed to Maturity 03/15/18	5.250%	1,000,000	1,059,830

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Joint Municipal Electric Utility Commission Refunding Revenue Bonds Prairie State Project Series 2015A 12/01/29	5.000%	2,000,000	2,379,660
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds State Revolving Funds Program Series 2004B 01/01/18	5.250%	7,470,000	7,856,946
Poplar Bluff Regional Transportation Development District Revenue Bonds Series 2012 12/01/26	3.250%	590,000	620,615
St. Louis County Industrial Development Authority Prerefunded 12/01/17 Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/26	6.250%	7,000,000	7,415,870
Refunding Revenue Bonds St. Andrew's Resources for Seniors Obligated Group Series 2015 12/01/25	5.000%	1,680,000	1,826,849
Revenue Bonds Friendship Village Sunset Hills Series 2013A 09/01/23	5.000%	690,000	795,163
Total			42,671,652
NEBRASKA 0.7%
Municipal Energy Agency of Nebraska Prerefunded 04/01/19 Revenue Bonds Series 2009A (BHAC) 04/01/21	5.000%	750,000	821,355
Nebraska Public Power District Prerefunded 01/01/18 Revenue Bonds General Series 2008B 01/01/20	5.000%	570,000	597,668
Public Power Generation Agency Refunding Revenue Bonds Whelan Energy Center Unit Series 2015 01/01/27	5.000%	11,865,000	14,178,912
University of Nebraska Prerefunded 01/01/19 Revenue Bonds Lincoln Student Fees & Facilities Series 2009A 07/01/23	5.000%	700,000	760,333
Total			16,358,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEVADA 1.7%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/27	5.000%	3,250,000	3,655,178
City of Sparks Tax Anticipation Revenue Bonds Senior Sales Series 2008A(b) 06/15/20	6.500%	3,400,000	3,557,862
Clark County School District Limited General Obligation Bonds Series 2015D 06/15/30	4.000%	9,360,000	10,345,795
County of Clark Department of Aviation Subordinated Revenue Bonds System Lien Series 2009C (AGM) 07/01/25	5.000%	8,190,000	8,981,563
County of Clark Limited General Obligation Refunding Bonds Transportation Series 2009A 12/01/28	5.000%	10,740,000	11,958,990
County of Washoe Refunding Revenue Bonds Sierra Pacific Power Series 2016B 03/01/36	3.000%	3,000,000	3,206,340
Total			41,705,728
NEW HAMPSHIRE 0.7%
New Hampshire Health & Education Facilities Authority Act Revenue Bonds Southern New Hampshire Medical Center Series 2007A 10/01/23	5.250%	7,000,000	7,279,300
University System Series 2009A 07/01/23	5.000%	8,370,000	9,115,600
Total			16,394,900
NEW JERSEY 1.3%
Essex County Improvement Authority Refunding Revenue Bonds County Guaranteed Project Consolidation Series 2004 (NPFGC) 10/01/26	5.500%	750,000	976,410
Freehold Regional High School District Unlimited General Obligation Refunding Bonds Series 2001 (NPFGC) 03/01/20	5.000%	1,205,000	1,351,082

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hudson County Improvement Authority Refunding Revenue Bonds Hudson County Lease Project Series 2010 (AGM) 10/01/24	5.375%	2,000,000	2,467,600
Manalapan-Englishtown Regional Board of Education Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC) 12/01/20	5.750%	1,325,000	1,548,077
New Jersey Economic Development Authority Refunding Revenue Bonds New Jersey American Water Co. Series 2010A 06/01/23	4.450%	1,000,000	1,086,050
School Facilities-Construction Series 2009AA 12/15/20	5.250%	1,000,000	1,071,420
Revenue Bonds MSU Student Housing Project-Provident Series 2010 06/01/21	5.000%	1,000,000	1,088,020
New Jersey Economic Development Authority(c) Revenue Bonds Capital Appreciation-Motor Vehicle Surcharges Series 2004 (NPFGC) 07/01/21	0.000%	1,255,000	1,132,123
New Jersey Educational Facilities Authority Prerefunded 07/01/18 Revenue Bonds Rowan University Series 2008B (AGM) 07/01/23	5.000%	750,000	801,262
New Jersey Higher Education Student Assistance Authority Refunding Revenue Bonds Series 2010-1A 12/01/25	5.000%	645,000	677,321
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2008AA 10/01/28	6.375%	50,000	51,624
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2001C (AGM) 12/15/18	5.500%	2,000,000	2,164,500
Series 2006A 12/15/20	5.250%	1,000,000	1,111,630
Series 2006A (AGM) 12/15/21	5.500%	4,700,000	5,489,929
12/15/22	5.250%	4,000,000	4,695,800
Series 2010D 12/15/23	5.250%	3,500,000	4,004,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Turnpike Authority Revenue Bonds Series 1989 Escrowed to Maturity 01/01/19	6.000%	1,000,000	1,082,390
Robbinsville Board of Education Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 01/01/28	5.250%	500,000	643,375
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2009A 06/15/17	5.000%	1,000,000	1,023,950
Total			32,467,438
NEW MEXICO 0.2%
County of Bernalillo Refunding Revenue Bonds Series 1998 04/01/27	5.250%	3,000,000	3,722,760
NEW YORK 11.7%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A Escrowed to Maturity 11/15/16	5.250%	1,750,000	1,753,296
11/15/17	5.250%	1,250,000	1,307,763
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds Catholic Health System Series 2015 07/01/24	5.000%	700,000	840,581
07/01/25	5.000%	1,000,000	1,209,740
City of New York Subordinated Unlimited General Obligation Bonds Series 2008B-1 09/01/22	5.250%	7,200,000	7,772,688
Unlimited General Obligation Bonds Series 2007D-1 12/01/21	5.000%	5,900,000	6,167,683
County of Nassau Limited General Obligation Bonds Series 2014A 04/01/27	5.000%	12,025,000	14,417,614
Dutchess County Local Development Corp. Revenue Bonds Health Quest Systems, Inc. Series 2016B 07/01/32	5.000%	7,500,000	8,860,725
07/01/33	5.000%	4,200,000	4,946,466

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Island Power Authority Refunding Revenue Bonds Series 2016B 09/01/30	5.000%	1,535,000	1,839,529
Revenue Bonds Series 2012B 09/01/26	5.000%	5,000,000	5,855,900
Metropolitan Transportation Authority Prerefunded 11/15/17 Revenue Bonds Transportation Series 2007A (AGM) 11/15/20	5.000%	5,000,000	5,218,150
11/15/21	5.000%	3,000,000	3,130,890
Prerefunded 11/15/18 Revenue Bonds Series 2009A 11/15/26	5.300%	710,000	773,801
Revenue Bonds Series 2004A (NPFGC) 11/15/17	5.250%	4,000,000	4,185,800
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	6,125,000	6,691,624
07/01/20	5.000%	9,390,000	10,540,181
New York City Transitional Finance Authority Future Tax Secured Subordinated Revenue Bonds Future Tax Series 2016E-1 02/01/32	5.000%	13,000,000	15,644,850
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2007C-1 11/01/20	5.000%	10,300,000	10,738,471
Subordinated Series 2009A-1 05/01/27	5.000%	10,430,000	11,454,852
New York Counties Tobacco Trust VI Tobacco Settlement Pass-Through Bonds Series 2016 06/01/45	5.000%	890,000	981,857
New York State Dormitory Authority Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,750,000	5,252,217
Prerefunded 07/01/19 Revenue Bonds Mount Sinai School of Medicine Series 2009 07/01/26	5.500%	14,635,000	16,338,807
07/01/27	5.500%	10,675,000	11,917,783
Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,500,000	3,854,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Shore - Long Island Jewish Obligation Group Series 2015A 05/01/31	5.000%	9,750,000	11,581,537
Revenue Bonds Court Facilities Lease Series 2005A (AMBAC) 05/15/18	5.250%	6,000,000	6,393,480
St. John's University Series 2007C (NPFGC) 07/01/23	5.250%	3,245,000	4,013,092
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/17	5.500%	10,000,000	10,261,300
05/15/22	5.500%	6,730,000	8,253,672
Upstate Community-State Supported Series 2005B (NPFGC) 07/01/21	5.500%	6,345,000	7,550,931
New York State Thruway Authority Prerefunded 10/01/17 Revenue Bonds General 2nd Series 2007B 04/01/19	5.000%	5,000,000	5,196,100
Revenue Bonds General 2nd Series 2005B (AMBAC) 04/01/20	5.500%	10,840,000	12,470,444
Series 2012I 01/01/24	5.000%	8,500,000	10,122,735
Junior Lien Series 2016A 01/01/33	5.000%	1,000,000	1,187,420
Series 2007H (NPFGC) 01/01/23	5.000%	1,500,000	1,571,370
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/19	5.000%	4,000,000	4,274,080
01/01/20	5.000%	10,460,000	11,174,941
Revenue Bonds State Personal Income Tax-State Facilities Series 2004A-2 (NPFGC) 03/15/20	5.500%	20,000,000	22,879,200
Port Authority of New York & New Jersey Revenue Bonds Consolidated 154th Series 2009 09/01/26	4.750%	1,000,000	1,086,140
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	3,000,000	3,006,360
Total			282,718,375

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NORTH CAROLINA 2.3%
Albemarle Hospital Authority Prerefunded 10/01/17 Revenue Bonds Series 2007 10/01/21	5.250%	3,000,000	3,122,370
10/01/27	5.250%	3,700,000	3,850,923
Cape Fear Public Utility Authority Prerefunded 04/01/18 Revenue Bonds Series 2008 08/01/20	5.000%	800,000	857,632
City of Charlotte Water & Sewer System Revenue Bonds Series 2008 07/01/26	5.000%	1,250,000	1,332,638
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/18 Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	5,415,000	5,689,649
Prerefunded 01/01/19 Revenue Bonds Series 2009B 01/01/26	5.000%	21,105,000	22,885,840
North Carolina Medical Care Commission Refunding Revenue Bonds Presbyterian Homes Series 2016C 10/01/31	4.000%	1,000,000	1,095,460
Revenue Bonds Health Care Housing-Arc Projects Series 2004A 10/01/24	5.500%	1,205,000	1,208,241
North Carolina Municipal Power Agency No. 1 Refunding Revenue Bonds Series 2015A 01/01/31	5.000%	2,000,000	2,401,840
State of North Carolina Refunding Revenue Bonds Series 2014B 06/01/25	5.000%	10,000,000	12,540,500
University of North Carolina At Wilmington Refunding Revenue Bonds Student Housing Projects Series 2016 06/01/31	4.000%	500,000	552,330
06/01/32	4.000%	500,000	548,795
Total			56,086,218
OHIO 1.6%
American Municipal Power, Inc. Prerefunded 02/15/18 Revenue Bonds Prairie State Energy Series 2008 02/15/20	5.250%	3,820,000	4,035,219
02/15/22	5.250%	4,530,000	4,785,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds Series 2015A 02/15/32	5.250%	12,000,000	13,947,720
Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/24	5.000%	2,000,000	2,346,420
Unrefunded Revenue Bonds Prairie State Energy Series 2008 02/15/20	5.250%	240,000	253,106
02/15/22	5.250%	580,000	611,674
Columbus City School District Unlimited General Obligation Refunding Bonds School Facilities Construction & Improvement Series 2016 12/01/31	5.000%	3,000,000	3,664,170
Mason City School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 12/01/19	5.250%	2,250,000	2,534,850
Ohio Turnpike & Infrastructure Commission Refunding Revenue Bonds Series 1998A (NPFGC) 02/15/21	5.500%	2,000,000	2,351,320
State of Ohio Refunding Revenue Bonds Cleveland Clinic Health System Series 2011 01/01/25	5.000%	3,750,000	4,273,238
Total			38,802,937
OKLAHOMA 0.2%
Chickasaw Nation Revenue Bonds Health System Series 2007(b)(e) 12/01/17	5.375%	970,000	987,673
Norman Regional Hospital Authority(a) Refunding Revenue Bonds Series 2016 09/01/27	5.000%	2,000,000	2,363,080
09/01/28	5.000%	1,575,000	1,844,262
Total			5,195,015
OREGON 0.3%
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/34	5.125%	1,000,000	1,096,270
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon Health & Science University Refunding Revenue Bonds Series 2016B 07/01/34	5.000%	3,500,000	4,210,465
Oregon State Lottery Prerefunded 04/01/19 Revenue Bonds Series 2009A 04/01/24	5.250%	1,000,000	1,100,590
Total			6,407,325
PENNSYLVANIA 4.3%
City of Philadelphia Unlimited General Obligation Bonds Series 2011 08/01/19	5.250%	3,795,000	4,196,208
Commonwealth of Pennsylvania Unlimited General Obligation Bonds Series 2016-2 09/15/32	4.000%	12,000,000	12,986,400
Unlimited General Obligation Refunding Bonds 3rd Series 2004 (AGM) 07/01/18	5.375%	12,000,000	12,859,200
County of Westmoreland Unlimited General Obligation Bonds Capital Appreciation Series 1997 Escrowed to Maturity (NPFGC)(c) 12/01/18	0.000%	1,000,000	959,120
Cumberland County Municipal Authority Refunding Revenue Bonds Diakon Lutheran Ministries Series 2015 01/01/27	5.000%	2,500,000	2,938,825
01/01/28	5.000%	2,090,000	2,441,789
Delaware River Port Authority Refunding Revenue Bonds Port District Project Series 2012 01/01/27	5.000%	1,835,000	2,054,393
Delaware Valley Regional Finance Authority Revenue Bonds Series 1997B (AMBAC) 07/01/17	5.600%	2,000,000	2,061,620
Series 2002 07/01/17	5.750%	2,000,000	2,063,620
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(c) 09/01/21	0.000%	2,210,000	2,064,228
Lancaster County Solid Waste Management Authority Revenue Bonds Series 2013A 12/15/29	5.250%	3,000,000	3,487,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northampton County General Purpose Authority Prerefunded 08/15/18 Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/20	5.000%	3,480,000	3,729,690
08/15/21	5.125%	3,715,000	3,989,761
08/15/22	5.250%	1,965,000	2,114,674
Refunding Revenue Bonds St. Luke's University Health Network Series 2016 08/15/26	5.000%	1,500,000	1,826,730
08/15/27	5.000%	1,745,000	2,110,961
Pennsylvania Turnpike Commission Refunding Revenue Bonds Series 2016B 12/01/28	5.000%	2,000,000	2,418,840
Revenue Bonds Series 2015B 12/01/30	5.000%	525,000	621,217
Series 2016A-1 12/01/35	5.000%	3,400,000	3,950,324
12/01/36	5.000%	3,250,000	3,764,345
Subordinated Revenue Bonds Series 2011A 12/01/31	5.625%	8,150,000	9,349,028
Pennsylvania Turnpike Commission(f) Prerefunded 12/01/20 Revenue Bonds Capital Appreciation Subordinated Series 2010B-2 12/01/24	5.350%	20,000,000	23,397,800
Total			105,385,823
RHODE ISLAND 1.1%
City of Cranston Prerefunded 07/01/18 Unlimited General Obligation Bonds Series 2008 (AGM) 07/01/26	4.750%	900,000	957,492
07/01/27	4.750%	945,000	1,005,367
Providence Housing Authority Revenue Bonds Capital Fund Series 2008 09/01/24	5.000%	565,000	615,624
09/01/26	5.000%	310,000	337,060
09/01/27	5.000%	690,000	750,230
Rhode Island Commerce Corp. Prerefunded 06/15/19 Revenue Bonds Grant Anticipation-Department of Transportation Series 2009A (AGM) 06/15/21	5.250%	2,000,000	2,218,480
Revenue Bonds East Greenwich Free Library Association Series 2004 06/15/24	5.750%	345,000	345,207

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Providence Place Mall Senior Series 2000 (AGM) 07/01/20	6.125%	785,000	787,049
Rhode Island Depositors Economic Protection Corp. Revenue Bonds Series 1993A Escrowed to Maturity (AGM) 08/01/21	5.750%	2,165,000	2,608,998
Rhode Island Health & Educational Building Corp. Prerefunded 05/15/17 Revenue Bonds Public Schools Financing Project Series 2007 (AMBAC) 05/15/19	4.250%	235,000	239,390
Prerefunded 05/15/19 Revenue Bonds Hospital Financing-Lifespan Obligation Series 2009A (AGM) 05/15/27	6.125%	400,000	451,132
05/15/30	6.250%	500,000	565,475
Prerefunded 09/15/18 Revenue Bonds University of Rhode Island Series 2008A 09/15/28	6.500%	3,000,000	3,311,850
Refunding Revenue Bonds Hospital Financing - Lifespan Obligation Series 2016 05/15/27	5.000%	2,500,000	2,977,025
Revenue Bonds Bond Financing Program Series 2009 05/15/25	5.000%	1,515,000	1,664,303
Brown University Series 2007 09/01/18	5.000%	1,000,000	1,034,520
Higher Education-Johnson & Wales Series 1999 (NPFGC) 04/01/18	5.500%	1,420,000	1,501,366
New England Institute of Technology Series 2010 03/01/24	5.000%	1,145,000	1,270,137
University of Rhode Island Series 2009A (AGM) 09/15/24	4.750%	1,000,000	1,085,090
Unrefunded Revenue Bonds Public Schools Financing Project Series 2007 (AMBAC) 05/15/19	4.250%	15,000	15,075
Rhode Island Student Loan Authority Revenue Bonds Program Senior Series 2010A 12/01/20	4.600%	885,000	918,311
Rhode Island Turnpike & Bridge Authorit Refunding Revenue Bonds Series 2016A 10/01/33	5.000%	1,300,000	1,523,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Turnpike & Bridge Authority Refunding Revenue Bonds Series 2016A 10/01/34	4.000%	525,000	568,675
Total			26,751,378
SOUTH CAROLINA 2.1%
Beaufort-Jasper Water & Sewer Authority Refunding Revenue Bonds Series 2016B(a) 03/01/25	5.000%	1,000,000	1,241,520
County of Florence Refunding Revenue Bonds McLeod Regional Medical Center Project Series 2014 11/01/31	5.000%	3,250,000	3,802,435
11/01/32	5.000%	4,900,000	5,706,001
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/31	5.000%	5,000,000	5,602,550
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2005 12/01/18	5.500%	5,000,000	5,460,150
South Carolina Jobs-Economic Development Authority Revenue Bonds Lutheran Homes of South Carolina Obligation Group Series 2013 05/01/28	5.000%	3,500,000	3,684,485
York Preparatory Academy Project Series 2014A 11/01/33	7.000%	590,000	653,095
South Carolina Jobs-Economic Development Authority(b) Revenue Bonds Series 2015A 08/15/25	4.500%	410,000	421,984
South Carolina Public Service Authority Refunding Revenue Bonds Series 2015A 12/01/26	5.000%	7,000,000	8,554,350
Series 2016A 12/01/30	5.000%	4,000,000	4,836,040
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2016A 10/01/31	4.000%	10,000,000	10,897,600
Total			50,860,210

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SOUTH DAKOTA 0.2%
South Dakota Health & Educational Facilities Authority Refunding Revenue Bonds Sanford Obligated Group Series 2015 11/01/26	5.000%	1,000,000	1,222,300
11/01/27	5.000%	530,000	641,496
Revenue Bonds Regional Health Series 2011 09/01/19	5.000%	1,250,000	1,381,038
09/01/20	5.000%	1,250,000	1,421,537
09/01/21	5.000%	1,000,000	1,138,030
Total			5,804,401
TENNESSEE 0.1%
Chattanooga Health Educational & Housing Facility Board Refunding Revenue Bonds Student Housing - CDFI Phase I Series 2015 10/01/29	5.000%	1,000,000	1,171,860
10/01/30	5.000%	500,000	582,395
Total			1,754,255
TEXAS 10.0%
Central Texas Regional Mobility Authority Prerefunded 01/01/21 Revenue Bonds Senior Lien Series 2011 01/01/31	5.750%	15,230,000	18,003,840
Refunding Revenue Bonds Series 2016 01/01/35	5.000%	1,650,000	1,889,910
01/01/36	5.000%	1,625,000	1,857,115
Refunding Subordinated Revenue Bonds Series 2016 01/01/28	5.000%	1,000,000	1,185,630
01/01/29	5.000%	1,680,000	1,973,966
01/01/30	5.000%	2,045,000	2,379,480
Revenue Bonds Senior Lien Series 2010 01/01/20	5.750%	1,250,000	1,414,500
Series 2010 Escrowed to Maturity 01/01/19	5.750%	565,000	621,602
Series 2015A 01/01/30	5.000%	1,450,000	1,685,436
Unrefunded Revenue Bonds Senior Lien Series 2010 01/01/19	5.750%	185,000	202,695
Central Texas Turnpike System Subordinated Refunding Revenue Bonds Series 2015C 08/15/32	5.000%	6,000,000	6,913,200
08/15/34	5.000%	5,100,000	5,849,343

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Austin Subordinated Refunding Revenue Bonds Lien Series 1998 (NPFGC) 05/15/18	5.250%	1,100,000	1,169,564
City of Houston Airport System Subordinated Refunding Revenue Bonds Lien Series 2012B 07/01/28	5.000%	7,000,000	8,158,360
City of Houston Combined Utility System Refunding Revenue Bonds 1st Lien Series 2016B 11/15/32	5.000%	10,000,000	12,157,800
City of Houston Refunding Revenue Bonds Convention & Entertainment Series 2015 09/01/27	5.000%	1,215,000	1,452,083
09/01/29	5.000%	1,500,000	1,767,165
Convention & Entertainment Facilities Series 2014 09/01/30	5.000%	1,000,000	1,172,160
City of Houston(c) Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC) 09/01/17	0.000%	2,000,000	1,980,420
City of Lubbock Limited General Obligation Notes CTFS Obligation Series 2016 02/15/33	4.000%	1,000,000	1,094,090
02/15/34	4.000%	1,000,000	1,088,130
Clifton Higher Education Finance Corp. Revenue Bonds International Leadership Series 2015 08/15/35	5.500%	11,500,000	12,500,385
Conroe Independent School District Prerefunded 02/15/18 Unlimited General Obligation Bonds School Building Series 2009A 02/15/25	5.250%	1,135,000	1,199,286
County of Harris Unlimited General Obligation Refunding Bonds Road Series 2015A 10/01/26	5.000%	10,000,000	12,524,500

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dallas County Community College District Limited General Obligation Bonds Series 2009 02/15/20	5.000%	750,000	818,850
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2012B 11/01/28	5.000%	21,380,000	24,488,011
Duncanville Independent School District Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2005 (Permanent School Fund Guarantee)(c) 02/15/22	0.000%	2,000,000	1,852,020
Harris County Industrial Development Corp. Revenue Bonds Deer Park Refining Project Series 2008 05/01/18	4.700%	12,000,000	12,486,720
Harris County-Houston Sports Authority Refunding Revenue Bonds 2nd Lien Series 2014C 11/15/32	5.000%	500,000	572,875
Houston Higher Education Finance Corp. Prerefunded 05/15/21 Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	535,000	660,902
Unrefunded Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	465,000	553,796
Lewisville Independent School District Prerefunded 02/15/19 Unlimited General Obligation Bonds School Building Series 2009 08/15/21	5.000%	1,000,000	1,089,620
Lower Colorado River Authority Refunding Revenue Bonds LCRA Transmission Services Corp. Series 2011 05/15/27	5.000%	11,195,000	12,746,515
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds Cardinal Bay, Inc. - Village on the Park Series 2016 07/01/36	4.000%	1,250,000	1,298,750
NCCD-College Station Properties LLC Series 2015 07/01/35	5.000%	4,000,000	4,373,040
Series 2015A 07/01/30	5.000%	7,800,000	8,680,152

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Harris County Regional Water Authority Prerefunded 12/15/18 Revenue Bonds Senior Lien Series 2008 12/15/20	5.250%	4,415,000	4,820,871
North Texas Tollway Authority Prerefunded 01/01/18 Revenue Bonds System-1st Tier Series 2008 01/01/22	6.000%	12,280,000	13,013,976
Refunding Revenue Bonds 2nd Tier Series 2015A 01/01/32	5.000%	16,800,000	19,627,776
Series 2016A 01/01/27	5.000%	2,550,000	3,058,342
System-2nd Tier 01/01/31	5.000%	1,365,000	1,601,281
Unrefunded Revenue Bonds System-1st Tier Series 2008 01/01/22	6.000%	1,720,000	1,813,465
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/21	5.000%	2,300,000	2,648,312
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/20	5.125%	1,115,000	1,207,534
08/15/24	5.750%	1,590,000	1,786,667
Southwest Higher Education Authority, Inc. Prerefunded 10/01/19 Revenue Bonds Southern Methodist University Project Series 2009 10/01/26	5.000%	1,000,000	1,113,770
Spring Independent School District Prerefunded 08/15/18 Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee) 08/15/21	5.000%	750,000	804,923
Tarrant County Cultural Education Facilities Finance Corp. Prerefunded 05/15/17 Revenue Bonds Air Force Villages, Inc. Obligation Group Series 2007 05/15/27	5.125%	4,500,000	4,604,445
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	3,000,000	3,638,580

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Houston Refunding Revenue Bonds Series 2009 02/15/21	5.000%	1,000,000	1,088,520
University of Texas System (The) Prerefunded 02/15/17 Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	8,455,000	8,559,927
Refunding Revenue Bonds Financing System Series 2004A 08/15/17	5.250%	2,000,000	2,071,820
Uptown Development Authority Prerefunded 09/01/19 Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/22	5.000%	750,000	832,328
West Harris County Regional Water Authority Revenue Bonds Series 2009 12/15/25	5.000%	1,000,000	1,106,070
Total			243,260,518
VERMONT 0.6%
Vermont Educational & Health Buildings Financing Agency Refunding Revenue Bonds University of Vermont Medical Center Series 2016A 12/01/33	5.000%	12,445,000	14,617,648
VIRGIN ISLANDS 0.4%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Series 2013B(e) 10/01/24	5.000%	9,565,000	9,488,767
Virgin Islands Water & Power Authority - Electric System Refunding Revenue Bonds Series 2012A(e) 07/01/21	4.000%	455,000	421,603
Total			9,910,370
VIRGINIA 0.4%
Augusta County Economic Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/18	5.250%	1,500,000	1,612,080
Dulles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/26	4.250%	1,000,000	1,029,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia College Building Authority Prerefunded 09/01/18 Revenue Bonds Public Higher Education Financing Series 2009 09/01/24	5.000%	5,000	5,376
09/01/24	5.000%	995,000	1,069,814
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/30	5.000%	1,500,000	1,565,685
Virginia Resources Authority Prerefunded 10/01/19 Revenue Bonds State Revolving Fund Series 2009 10/01/22	5.000%	500,000	557,345
Subordinated Revenue Bonds Clean Water State Revolving Fund Subordinated Series 2007 10/01/17	5.000%	3,760,000	3,907,618
Total			9,747,398
WASHINGTON 1.9%
Energy Northwest Refunding Revenue Bonds Bonneville Power Administration Series 2016 07/01/27	5.000%	4,900,000	6,161,701
Unrefunded Revenue Bonds Columbia Generating Station Series 2007 07/01/22	5.000%	690,000	708,823
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/25	5.000%	2,960,000	3,009,580
12/01/30	5.750%	2,820,000	2,865,684
Port of Seattle Refunding Revenue Bonds Intermediate Lien Series 2016 02/01/27	5.000%	1,000,000	1,233,540
State of Washington Prerefunded 01/01/18 Unlimited General Obligation Bonds Series 2008D 01/01/20	5.000%	1,000,000	1,048,660
Prerefunded 08/01/19 Unlimited General Obligation Bonds Motor Vehicle Fuel Tax Series 2010B 08/01/26	5.000%	18,270,000	20,247,910
Unlimited General Obligation Bonds Series 2015A-1 08/01/30	5.000%	8,720,000	10,568,379

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Housing Finance Commission Revenue Bonds Heron's Key Series 2015A 07/01/30	6.500%	320,000	336,502
07/01/35	6.750%	1,090,000	1,153,177
Total			47,333,956
WEST VIRGINIA 0.2%
West Virginia Hospital Finance Authority Revenue Bonds Charleston Area Medical Center, Inc. Series 1993A Escrowed to Maturity 09/01/23	6.500%	3,980,000	4,717,932
WISCONSIN 0.9%
Public Finance Authority Refunding Revenue Bonds Celanese Project Series 2016D 11/01/30	4.050%	1,485,000	1,523,313
State of Wisconsin Revenue Bonds Series 2009A 05/01/22	5.000%	1,000,000	1,095,910
05/01/23	5.125%	14,000,000	15,382,220
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds ProHealth Care, Inc. Obligated Group Series 2015 08/15/31	5.000%	1,000,000	1,160,550
Rogers Memorial Hospital, Inc. Series 2014A 07/01/34	5.000%	2,500,000	2,798,275
Total			21,960,268
Total Municipal Bonds (Cost: $2,187,057,908)			2,340,899,719

Floating Rate Notes 1.9%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
COLORADO 0.2%
City & County of Denver Refunding Certificate of Participation VRDN Series 2008A-1(f) 12/01/29	0.520%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
MARYLAND 0.3%
County of Montgomery Unlimited General Obligation Bonds Public Improvement BAN Series 2011B(f) 06/01/26	0.520%	6,000,000	6,000,000
MASSACHUSETTS 0.1%
Massachusetts Development Finance Agency Refunding Revenue Bonds College of the Holy Cross VRDN Series 2008A (JPMorgan Chase Bank)(f)(g) 09/01/37	0.510%	3,000,000	3,000,000
MICHIGAN 0.1%
University of Michigan Revenue Bonds Series 2012D-1(f) 12/01/24	0.450%	1,600,000	1,600,000
MISSOURI 0.1%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Washington University Series 2009B(f) 03/01/40	0.520%	3,500,000	3,500,000
NEW HAMPSHIRE 0.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds University of New Hampshire VRDN Series 2012B-2(f) 07/01/33	0.520%	2,000,000	2,000,000
NEW YORK 0.8%
City of New York Unlimited General Obligation Bonds Series 2013I-4(f) 04/01/36	0.500%	6,100,000	6,100,000
New York City Transitional Finance Authority Subordinated Revenue Bonds Future Tax Secured VRDN Series 2016(f) 02/01/45	0.520%	5,000,000	5,000,000
New York City Water & Sewer System(f) Revenue Bonds 2nd General Resolution Series 2014 06/15/50	0.480%	3,000,000	3,000,000
Series 2016BB 06/15/49	0.500%	3,000,000	3,000,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Subseries 2015B-2-RE(f) 01/01/32	0.480%	1,300,000	1,300,000
Total			18,400,000
VIRGINIA 0.2%
Virginia College Building Authority Revenue Bonds University of Richmond Project Series 2009(f) 11/01/36	0.480%	5,000,000	5,000,000
Total Floating Rate Notes (Cost: $44,500,000)			44,500,000

Municipal Short Term 0.3%

CALIFORNIA 0.3%
California School Cash Reserve Program Authority Revenue Notes Series 2016B 06/30/17	0.610%	2,500,000	2,522,925
County of Kern Unlimited General Obligation Notes TRAN Series 2016 05/15/17	0.690%	5,000,000	5,062,200
Total			7,585,125
Total Municipal Short Term (Cost: $7,585,206)			7,585,125

Money Market Funds 0.2%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.380%(h)	5,436,867	5,436,867
Total Money Market Funds (Cost: $5,436,867)		5,436,867
Total Investments (Cost: $2,244,579,981)		2,398,421,711
Other Assets & Liabilities, Net		26,977,503
Net Assets		2,425,399,214

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $24,662,802 or 1.02% of net assets.

(c)  Zero coupon bond.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2016, the value of these securities amounted to $1,018,775, which represents 0.04% of net assets.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2016, the value of these securities amounted to $20,768,169 or 0.86% of net assets.

(f)  Variable rate security.

(g)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(h)  The rate shown is the seven-day current annualized yield at October 31, 2016.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAN  Bond Anticipation Note

BHAC  Berkshire Hathaway Assurance Corporation

BNY  Bank of New York

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

TRAN  Tax & Revenue Anticipation Note

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	2,340,899,719	—	2,340,899,719
Floating Rate Notes	—	44,500,000	—	44,500,000
Municipal Short Term	—	7,585,125	—	7,585,125
Money Market Funds	5,436,867	—	—	5,436,867
Total Investments	5,436,867	2,392,984,844	—	2,398,421,711

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
(identified cost $2,244,579,981)	$2,398,421,711
Cash	4,229,387
Receivable for:
Investments sold	10,752,779
Capital shares sold	2,343,623
Interest	30,624,543
Expense reimbursement due from Investment Manager	16,963
Prepaid expenses	17,575
Trustees' deferred compensation plan	204,534
Total assets	2,446,611,115
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	12,008,084
Capital shares purchased	1,847,771
Dividend distributions to shareholders	6,317,889
Management services fees	90,245
Distribution and/or service fees	8,386
Transfer agent fees	373,176
Compensation of board members	302,709
Chief compliance officer expenses	100
Other expenses	59,007
Trustees' deferred compensation plan	204,534
Total liabilities	21,211,901
Net assets applicable to outstanding capital stock	$2,425,399,214
Represented by
Paid-in capital	$2,275,986,384
Undistributed net investment income	2,332,764
Accumulated net realized loss	(6,761,664)
Unrealized appreciation (depreciation) on:
Investments	153,841,730
Total — representing net assets applicable to outstanding capital stock	$2,425,399,214

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$246,872,556
Shares outstanding	23,040,734
Net asset value per share	$10.71
Maximum offering price per share(a)	$11.04
Class B
Net assets	$155,010
Shares outstanding	14,472
Net asset value per share	$10.71
Class C
Net assets	$59,746,343
Shares outstanding	5,575,512
Net asset value per share	$10.72
Class R4
Net assets	$8,324,853
Shares outstanding	777,610
Net asset value per share	$10.71
Class R5
Net assets	$8,895,251
Shares outstanding	831,294
Net asset value per share	$10.70
Class T
Net assets	$14,059,870
Shares outstanding	1,312,284
Net asset value per share	$10.71
Maximum offering price per share(a)	$11.24
Class Z
Net assets	$2,087,345,331
Shares outstanding	194,718,785
Net asset value per share	$10.72

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends	$16,823
Interest	87,732,144
Total income	87,748,967
Expenses:
Management services fees	10,749,644
Distribution and/or service fees
Class A	490,408
Class B	2,057
Class C	501,956
Class T	21,573
Transfer agent fees
Class A	449,100
Class B	443
Class C	108,135
Class R4	9,181
Class R5	3,861
Class T	26,337
Class Z	3,718,470
Compensation of board members	94,299
Custodian fees	14,659
Printing and postage fees	49,956
Registration fees	165,051
Audit fees	31,768
Legal fees	58,260
Chief compliance officer expenses	1,124
Other	63,430
Total expenses	16,559,712
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,078,361)
Expense reductions	(380)
Total net expenses	14,480,971
Net investment income	73,267,996
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,926,895
Net realized gain	2,926,895
Net change in unrealized appreciation (depreciation) on:
Investments	1,641,990
Net change in unrealized appreciation	1,641,990
Net realized and unrealized gain	4,568,885
Net increase in net assets resulting from operations	$77,836,881

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$73,267,996	$71,966,777
Net realized gain	2,926,895	11,429,998
Net change in unrealized appreciation (depreciation)	1,641,990	(39,047,079)
Net increase in net assets resulting from operations	77,836,881	44,349,696
Distributions to shareholders
Net investment income
Class A	(7,198,893)	(7,347,451)
Class B	(5,552)	(10,403)
Class C	(1,350,483)	(1,376,759)
Class R4	(157,007)	(30,171)
Class R5	(249,006)	(122,976)
Class T	(429,633)	(478,453)
Class Z	(63,675,977)	(62,789,568)
Total distributions to shareholders	(73,066,551)	(72,155,781)
Increase in net assets from capital stock activity	264,881,920	88,214,519
Proceeds from regulatory settlements (Note 6)	—	485,268
Total increase in net assets	269,652,250	60,893,702
Net assets at beginning of year	2,155,746,964	2,094,853,262
Net assets at end of year	$2,425,399,214	$2,155,746,964
Undistributed net investment income	$2,332,764	$2,139,219

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	5,760,798	62,298,226	5,188,262	55,673,651
Distributions reinvested	552,353	5,978,857	558,793	5,988,660
Redemptions	(5,099,783)	(55,156,978)	(4,325,989)	(46,321,935)
Net increase	1,213,368	13,120,105	1,421,066	15,340,376
Class B shares
Subscriptions	8,113	87,840	1,088	11,572
Distributions reinvested	331	3,573	640	6,870
Redemptions(a)	(22,713)	(245,627)	(21,866)	(234,114)
Net decrease	(14,269)	(154,214)	(20,138)	(215,672)
Class C shares
Subscriptions	1,385,776	14,989,421	1,004,118	10,783,381
Distributions reinvested	94,404	1,022,014	96,156	1,030,893
Redemptions	(938,916)	(10,165,555)	(921,015)	(9,856,643)
Net increase	541,264	5,845,880	179,259	1,957,631
Class R4 shares
Subscriptions	635,100	6,882,632	282,029	3,016,664
Distributions reinvested	14,472	156,685	2,790	29,827
Redemptions	(150,716)	(1,620,628)	(37,177)	(395,394)
Net increase	498,856	5,418,689	247,642	2,651,097
Class R5 shares
Subscriptions	1,121,172	12,151,359	391,984	4,180,084
Distributions reinvested	23,005	248,664	11,475	122,624
Redemptions	(791,660)	(8,558,970)	(118,084)	(1,259,475)
Net increase	352,517	3,841,053	285,375	3,043,233
Class T shares
Subscriptions	4,291	46,430	5,438	58,193
Distributions reinvested	27,649	299,218	30,672	328,814
Redemptions	(55,164)	(597,488)	(119,279)	(1,278,584)
Net decrease	(23,224)	(251,840)	(83,169)	(891,577)
Class Z shares
Subscriptions	47,084,746	509,343,454	29,033,063	311,877,480
Distributions reinvested	513,772	5,563,905	482,214	5,171,767
Redemptions	(25,659,009)	(277,845,112)	(23,422,405)	(250,719,816)
Net increase	21,939,509	237,062,247	6,092,872	66,329,431
Total net increase	24,508,021	264,881,920	8,122,907	88,214,519

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.68		$10.81		$10.54		$11.03		$10.56
Income from investment operations:
Net investment income	0.32		0.34		0.36		0.34		0.35
Net realized and unrealized gain (loss)	0.03		(0.13)		0.27		(0.49)		0.47
Total from investment operations	0.35		0.21		0.63		(0.15)		0.82
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.36)		(0.34)		(0.35)
Total distributions to shareholders	(0.32)		(0.34)		(0.36)		(0.34)		(0.35)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$10.71		$10.68		$10.81		$10.54		$11.03
Total return	3.28%		2.00	%(b)	6.03%		(1.39%)		7.88%
Ratios to average net assets(c)
Total gross expenses	0.86%		0.87%		0.87%		0.86%		0.86%
Total net expenses(d)	0.77	%(e)	0.75	%(e)	0.75	%(e)	0.74	%(e)	0.74	%(e)
Net investment income	2.95%		3.19%		3.34%		3.14%		3.22%
Supplemental data
Net assets, end of period (in thousands)	$246,873		$233,125		$220,673		$201,053		$212,161
Portfolio turnover	6%		15%		9%		15%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
34

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.68		$10.81		$10.54		$11.03		$10.56
Income from investment operations:
Net investment income	0.25		0.27		0.29		0.27		0.28
Net realized and unrealized gain (loss)	0.03		(0.13)		0.27		(0.49)		0.47
Total from investment operations	0.28		0.14		0.56		(0.22)		0.75
Less distributions to shareholders:
Net investment income	(0.25)		(0.27)		(0.29)		(0.27)		(0.28)
Total distributions to shareholders	(0.25)		(0.27)		(0.29)		(0.27)		(0.28)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$10.71		$10.68		$10.81		$10.54		$11.03
Total return	2.61%		1.34	%(b)	5.35%		(2.02%)		7.17%
Ratios to average net assets(c)
Total gross expenses	1.51%		1.52%		1.52%		1.51%		1.51%
Total net expenses(d)	1.42	%(e)	1.40	%(e)	1.40	%(e)	1.39	%(e)	1.39	%(e)
Net investment income	2.30%		2.54%		2.69%		2.47%		2.58%
Supplemental data
Net assets, end of period (in thousands)	$155		$307		$528		$876		$1,842
Portfolio turnover	6%		15%		9%		15%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
35

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.68		$10.82		$10.54		$11.03		$10.56
Income from investment operations:
Net investment income	0.25		0.27		0.30		0.32		0.33
Net realized and unrealized gain (loss)	0.04		(0.14)		0.28		(0.49)		0.47
Total from investment operations	0.29		0.13		0.58		(0.17)		0.80
Less distributions to shareholders:
Net investment income	(0.25)		(0.27)		(0.30)		(0.32)		(0.33)
Total distributions to shareholders	(0.25)		(0.27)		(0.30)		(0.32)		(0.33)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$10.72		$10.68		$10.82		$10.54		$11.03
Total return	2.70%		1.24	%(b)	5.60%		(1.58%)		7.66%
Ratios to average net assets(c)
Total gross expenses	1.51%		1.52%		1.52%		1.51%		1.51%
Total net expenses(d)	1.42	%(e)	1.40	%(e)	1.26	%(e)	0.94	%(e)	0.94	%(e)
Net investment income	2.29%		2.54%		2.83%		2.94%		3.01%
Supplemental data
Net assets, end of period (in thousands)	$59,746		$53,774		$52,507		$51,706		$53,729
Portfolio turnover	6%		15%		9%		15%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
36

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.67		$10.81		$10.53		$10.93
Income from investment operations:
Net investment income	0.34		0.36		0.38		0.23
Net realized and unrealized gain (loss)	0.04		(0.14)		0.27		(0.41)
Total from investment operations	0.38		0.22		0.65		(0.18)
Less distributions to shareholders:
Net investment income	(0.34)		(0.36)		(0.37)		(0.22)
Total distributions to shareholders	(0.34)		(0.36)		(0.37)		(0.22)
Proceeds from regulatory settlements	—		0.00	(b)	—		—
Net asset value, end of period	$10.71		$10.67		$10.81		$10.53
Total return	3.58%		2.11	%(c)	6.31%		(1.61%)
Ratios to average net assets(d)
Total gross expenses	0.66%		0.67%		0.67%		0.65	%(e)
Total net expenses(f)	0.57	%(g)	0.55	%(g)	0.55	%(g)	0.54	%(e)(g)
Net investment income	3.15%		3.42%		3.55%		3.66	%(e)
Supplemental data
Net assets, end of period (in thousands)	$8,325		$2,975		$336		$306
Portfolio turnover	6%		15%		9%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
37

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.66	$10.80		$10.52	$11.07
Income from investment operations:
Net investment income	0.35	0.37		0.39	0.37
Net realized and unrealized gain (loss)	0.04	(0.14)		0.28	(0.56)
Total from investment operations	0.39	0.23		0.67	(0.19)
Less distributions to shareholders:
Net investment income	(0.35)	(0.37)		(0.39)	(0.36)
Total distributions to shareholders	(0.35)	(0.37)		(0.39)	(0.36)
Proceeds from regulatory settlements	—	0.00	(b)	—	—
Net asset value, end of period	$10.70	$10.66		$10.80	$10.52
Total return	3.68%	2.20	%(c)	6.44%	(1.73%)
Ratios to average net assets(d)
Total gross expenses	0.53%	0.53%		0.53%	0.52	%(e)
Total net expenses(f)	0.48%	0.45%		0.47%	0.45	%(e)
Net investment income	3.23%	3.50%		3.62%	3.62	%(e)
Supplemental data
Net assets, end of period (in thousands)	$8,895	$5,106		$2,088	$62
Portfolio turnover	6%	15%		9%	15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
38

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.68		$10.81		$10.54		$11.03		$10.56
Income from investment operations:
Net investment income	0.33		0.35		0.36		0.35		0.36
Net realized and unrealized gain (loss)	0.02		(0.13)		0.27		(0.50)		0.47
Total from investment operations	0.35		0.22		0.63		(0.15)		0.83
Less distributions to shareholders:
Net investment income	(0.32)		(0.35)		(0.36)		(0.34)		(0.36)
Total distributions to shareholders	(0.32)		(0.35)		(0.36)		(0.34)		(0.36)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$10.71		$10.68		$10.81		$10.54		$11.03
Total return	3.33%		2.05	%(b)	6.09%		(1.34%)		7.93%
Ratios to average net assets(c)
Total gross expenses	0.81%		0.82%		0.82%		0.81%		0.81%
Total net expenses(d)	0.72	%(e)	0.70	%(e)	0.70	%(e)	0.69	%(e)	0.69	%(e)
Net investment income	3.00%		3.24%		3.39%		3.19%		3.28%
Supplemental data
Net assets, end of period (in thousands)	$14,060		$14,263		$15,341		$16,759		$20,105
Portfolio turnover	6%		15%		9%		15%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
39

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.69		$10.82		$10.54		$11.04		$10.57
Income from investment operations:
Net investment income	0.34		0.36		0.38		0.36		0.37
Net realized and unrealized gain (loss)	0.03		(0.13)		0.28		(0.50)		0.47
Total from investment operations	0.37		0.23		0.66		(0.14)		0.84
Less distributions to shareholders:
Net investment income	(0.34)		(0.36)		(0.38)		(0.36)		(0.37)
Total distributions to shareholders	(0.34)		(0.36)		(0.38)		(0.36)		(0.37)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$10.72		$10.69		$10.82		$10.54		$11.04
Total return	3.48%		2.20	%(b)	6.34%		(1.28%)		8.07%
Ratios to average net assets(c)
Total gross expenses	0.66%		0.67%		0.67%		0.66%		0.66%
Total net expenses(d)	0.57	%(e)	0.55	%(e)	0.55	%(e)	0.54	%(e)	0.54	%(e)
Net investment income	3.15%		3.39%		3.54%		3.33%		3.42%
Supplemental data
Net assets, end of period (in thousands)	$2,087,345		$1,846,198		$1,803,380		$1,889,934		$2,475,582
Portfolio turnover	6%		15%		9%		15%		10%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
40

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market

Annual Report 2016
41

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2016
42

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the

Investment Manager) was 0.46% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $2,934,748, and the administrative services fee paid to the Investment Manager was $472,435.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a

Annual Report 2016
43

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.18
Class R5	0.05
Class T	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $380.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the

Distributor at the maximum annual rates of 0.65%, of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $115,557 for Class A, $0 for Class B, $1,494 for Class C and $133 for Class T shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2016 Through February 28, 2017	Prior to March 1, 2016
Class A	0.78%	0.79%
Class B	1.43	1.44
Class C	1.43	1.44
Class R4	0.58	0.59
Class R5	0.49	0.49
Class T	0.73	0.74
Class Z	0.58	0.59

Annual Report 2016
44

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.

Prior to March 1, 2016, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 0.75% for Class A, 1.40% for Class B, 1.40% for Class C, 0.55% for Class R4, 0.45% for Class R5, 0.70% for Class T and 0.55% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(7,900)
Accumulated net realized loss	7,899
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$181,886	$596,359
Tax-exempt income	72,884,665	71,559,422
Total	$73,066,551	$72,155,781

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	8,511,497
Capital loss carryforwards	(6,686,046)
Net unrealized appreciation	154,434,971

At October 31, 2016, the cost of investments for federal income tax purposes was $2,243,986,740 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$159,392,178
Unrealized depreciation	(4,957,207)
Net unrealized appreciation	$154,434,971

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	832,773
2018	62,558
No expiration — short-term	5,790,715
Total	6,686,046

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital

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45

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended October 31, 2016, $2,931,976 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $369,584,867 and $142,287,155, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended October 31, 2015, the Fund received $485,268 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, one unaffiliated shareholder of record owned 78.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity

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46

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Municipal Securities Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities') financial, economic or other condition and prospects.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
47

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Exempt-Interest Dividends	99.75%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	60	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	60

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	60	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	60	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	60	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the fortieth, thirty-first and thirty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

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COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

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57

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
58

COLUMBIA AMT-FREE INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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59

Columbia AMT-Free Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN167_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Management Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.34% excluding sales charges for the 12-month period that ended October 31, 2016. Class Z shares of the Fund returned 2.60% for the same 12-month period.

■  The Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 3.38% for the same time period.

■  Massachusetts' bond market lagged the national bond market as a whole, contributing to the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	12/09/02
Excluding sales charges		2.34	2.83	3.54
Including sales charges		-0.74	2.20	3.23
Class B	12/09/02
Excluding sales charges		1.58	2.04	2.76
Including sales charges		-1.41	2.04	2.76
Class C	12/09/02
Excluding sales charges		1.88	2.39	3.11
Including sales charges		0.89	2.39	3.11
Class R4*	03/19/13	2.60	3.08	3.80
Class R5*	03/01/16	2.66	3.10	3.80
Class T	06/26/00
Excluding sales charges		2.45	2.93	3.64
Including sales charges		--2.46	1.93	3.14
Class Z	06/14/93	2.60	3.08	3.80
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index		3.38	3.81	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investors.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investors.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2016)
AAA rating	4.7
AA rating	47.8
A rating	26.6
BBB rating	15.9
BB rating	0.7
Not rated	4.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

The Fund's Class A shares returned 2.34%, excluding sales charges, during the 12-month period that ended on October 31, 2016. Class Z shares of the Fund returned 2.60%. By comparison, the Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 3.38%. Massachusetts' bond market lagged the national bond market as a whole, contributing to the Fund's underperformance relative to the benchmark.

Market Overview

Municipal bonds performed well in 12 months that ended October 31, 2016, with the bulk of the gain occurring in the first eight months of the period. Longer term issues outperformed short- and intermediate-term securities, mirroring trends in the U.S. Treasury market. The relative weakness in short-term debt reflected concerns about possible interest rate hikes by the U.S. Federal Reserve (the Fed), as well as the dislocations associated with money-market reforms. As a result, the yield curve flattened during the period. These trends caused the yields on shorter dated municipal bonds to become more attractive versus U.S. Treasuries, while the ratios for bonds with maturities of ten years and longer stayed largely unchanged.

Demand remained strong over the 12-month period, and municipal bonds funds experienced 54 weeks of consecutive inflows, totalling over $50 billion. Growing demand from individual investors was augmented by non-traditional buyers from foreign countries, where low rates sparked a worldwide search for bonds with more attractive yields. The robust demand led to tightening yield spreads for tax-exempt issues relative to U.S. Treasuries, with lower rated A and BBB rated bonds outperforming their higher quality counterparts.

New-issue supply was strong throughout, and it gained steam near the end of the period. Given the historically low level of interest rates during the period, issuers sought to capitalize on opportunities to refund older, higher yielding issues in order to decrease their debt service costs and improve their balance sheets. In addition, there was a pick-up in issuance to finance new projects such as roads, schools, bridges and airports. This aspect of new-issue supply has been limited over the past eight years as states and municipalities have rebuilt their budgets, re-staffed and added to their rainy day funds. The market was on a pace for $450 billion in new issues in 2016 as of the end of October, which would represent a new record.

Massachusetts Underperformed the National Market

Massachusetts tax-exempt bonds modestly underperformed the national market, as their higher quality and lower yields prevented them from fully participating in the gains. The softer returns for Massachusetts' municipal debt obscures the relative strength of the Commonwealth's economy. Despite a high cost of doing business, job growth has accelerated to levels above the national average, and unemployment has fallen below 4%. The economy is being helped by the high representation of fast-growing areas such as technology and healthcare, and to a lesser extent, finance. Massachusetts' concentration of elite universities has created

Annual Report 2016
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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

not only a highly educated workforce, but also a culture of entrepreneurship and business start-ups. In combination, these factors have contributed to a sharp increase in real estate prices and led to increased new-home construction around the Greater Boston area. The resulting gains in tax revenues at both the state and local levels, in turn, have led to improving credit quality for the Commonwealth's municipal-bond issuers.

Contributors and Detractors

The Fund's yield curve positioning, particularly its underweight in bonds maturing in the eight- to 17-year range, detracted from performance. The portfolio was also overweight in bonds with maturities of less than two years, which further hampered returns given that this segment lagged and added very little income.

The Fund's two largest sector weightings, education and hospitals, produced the highest returns. In the former group, the lower rated investment grade holdings Simmons College (BBB+) and Western New England University (BBB) were the top performing credits in the portfolio. Consistent with trends at the national level, the lower rated credit tiers performed well in Massachusetts as yield spreads continued to tighten. Our investments in the hospital sector benefited from their maturity profile on the longer end of the intermediate range, as this segment outpaced shorter maturity bonds.

The special non-property tax sector was one of the weakest performers, largely as a result of price declines for the Fund's holdings in the Virgin Islands. Late in the second calendar quarter, Moody's downgraded the territory due to its ability to utilize the same aspect of legislation that enabled Puerto Rico to pursue its debt restructuring. In addition, investors reacted unfavorably to the Virgin Islands' poor credit fundamentals. After evaluating the outlook for the territory, we decided to reduce the position. Historically, the Fund has invested in Virgin Islands credits because they are exempt from federal and Massachusetts income taxes. Additionally, investing in the Virgin Islands offered the opportunity to own higher yielding issues than would typically be found in the Massachusetts market.

Our position in refunded bonds also lagged, largely as a result of their higher credit quality and shorter maturity profile. In addition, the Fund lost ground through its holdings in the Pool/Bank sector (i.e., bonds issued by multiple, smaller municipalities as a single security in order to reduce their combined interest costs). This segment tends to have higher ratings and shorter maturities than the market as a whole, a headwind in the environment of the past 12 months.

Fund Positioning

At the close of the period, the Fund had a roughly neutral duration (interest-rate sensitivity) compared to its benchmark. Given the growing concerns about the possibility that the Fed could begin to tighten its interest-rate policy, we chose to avoid risk in this area. For much of the year, we emphasized the lower rated portion of the investment-grade space when adding new securities to the portfolio. Refunding activity has

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

been brisk for close to two years, and we have sought to reinvest the proceeds of refunded positions into investments that produce more yield and income. Later in the period, however, lower rated bonds offered less value due to the tightening of yield spreads. As a result, we began to see more compelling relative-value opportunities among higher quality issues. Overall, we remained focused on emphasizing diversification, managing risk and maintaining our bottom-up credit research process.

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.00	1,021.18	4.09	4.14	0.81
Class B	1,000.00	1,000.00	994.30	1,017.39	7.86	7.95	1.56
Class C	1,000.00	1,000.00	995.80	1,018.90	6.36	6.43	1.26
Class R4	1,000.00	1,000.00	999.30	1,022.44	2.83	2.86	0.56
Class R5	1,000.00	1,000.00	999.80	1,022.90	2.38	2.40	0.47
Class T	1,000.00	1,000.00	998.50	1,021.68	3.59	3.63	0.71
Class Z	1,000.00	1,000.00	999.30	1,022.44	2.83	2.86	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 1.2%
Massachusetts Port Authority Refunding Revenue Bonds Series 2014C 07/01/31	5.000%	1,900,000	2,292,730
Revenue Bonds Series 2015A 07/01/26	5.000%	600,000	746,622
07/01/27	5.000%	300,000	369,942
Total			3,409,294
ASSISTED LIVING 0.5%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/17	5.000%	100,000	103,095
11/01/27	5.125%	1,500,000	1,510,860
Total			1,613,955
CHARTER SCHOOLS 1.7%
Massachusetts Development Finance Agency Refunding Revenue Bonds International Charter School Series 2015 04/15/25	5.000%	500,000	574,590
04/15/33	5.000%	1,335,000	1,505,439
Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/30	6.375%	2,725,000	3,011,997
Total			5,092,026
HIGHER EDUCATION 17.0%
Massachusetts Development Finance Agency Refunding Revenue Bonds Babson College Series 2015A 10/01/25	5.000%	600,000	746,742
10/01/26	5.000%	200,000	246,388
Berklee College of Music Series 2016 10/01/28	5.000%	325,000	399,653
College of the Holy Cross Series 2016A 09/01/34	5.000%	500,000	599,675
Simmons College Series 2015K-1 10/01/26	5.000%	3,005,000	3,635,449
10/01/28	5.000%	1,100,000	1,305,975
Tufts University Series 2015Q 08/15/30	5.000%	1,000,000	1,208,400

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western New England University Series 2015 09/01/32	5.000%	500,000	573,730
09/01/33	5.000%	1,225,000	1,401,559
09/01/34	5.000%	1,285,000	1,464,887
Worcester Polytechnic Institute Series 2016 09/01/32	5.000%	880,000	1,053,738
09/01/33	5.000%	700,000	834,204
09/01/34	5.000%	500,000	594,910
Revenue Bonds Bentley University Series 2016 07/01/35	4.000%	1,000,000	1,102,760
07/01/36	4.000%	1,000,000	1,099,200
Berklee College of Music Series 2016 10/01/33	5.000%	1,150,000	1,376,538
Boston College Series 2007P 07/01/20	5.000%	3,260,000	3,350,824
Brandeis University Series 2010O-2 10/01/24	5.000%	5,000,000	5,574,600
Massachusetts College of Pharmacy and Health Sciences Series 2013 07/01/25	5.000%	675,000	803,115
Merrimack College Series 2012A 07/01/27	5.000%	1,075,000	1,184,467
Mount Holyoke College Series 2008 07/01/23	5.000%	1,285,000	1,371,506
Simmons College Series 2013J 10/01/24	5.250%	500,000	598,490
10/01/25	5.500%	450,000	543,267
Wheelock College Series 2007C 10/01/17	5.000%	265,000	271,996
Unrefunded Revenue Bonds Worcester Polytech Series 2007 (NPFGC) 09/01/22	5.000%	415,000	428,629
Massachusetts Health & Educational Facilities Authority Refunding Revenue Bonds Berklee College of Music Series 2007 10/01/32	5.000%	170,000	176,265
Revenue Bonds Boston College Series 2008M-1 06/01/24	5.500%	3,000,000	3,743,520
Massachusetts Institute of Technology Series 2002K 07/01/22	5.500%	1,000,000	1,236,430

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2004M 07/01/19	5.250%	610,000	679,241
Northeastern University Series 2008T-1 10/01/28	5.000%	1,750,000	2,032,537
Series 2008T-2 10/01/29	5.000%	4,045,000	4,677,962
Suffolk University Series 2009A 07/01/24	6.000%	2,100,000	2,342,277
Massachusetts State College Building Authority Revenue Bonds Series 2012A 05/01/29	5.000%	3,000,000	3,522,330
Total			50,181,264
HOSPITAL 17.7%
Massachusetts Development Finance Agency Refunding Revenue Bonds Boston Medical Center Series 2016E 07/01/33	5.000%	2,000,000	2,277,580
Caregroup Series 2015H-1 07/01/30	5.000%	1,170,000	1,388,591
Series 2016I 07/01/33	5.000%	3,000,000	3,538,740
Lahey Clinic Obligation Series 2015F 08/15/31	5.000%	3,000,000	3,536,520
08/15/34	5.000%	2,250,000	2,623,657
Partners HealthCare System Series 2016 07/01/31	5.000%	3,000,000	3,640,410
Partners Healthcare System Series 2015 07/01/32	5.000%	2,795,000	3,317,190
South Shore Hospital Series 2016I 07/01/29	5.000%	2,000,000	2,395,620
07/01/30	5.000%	1,400,000	1,667,050
UMass Memorial Health Care Series 2016I 07/01/30	5.000%	2,295,000	2,683,888
Revenue Bonds Baystate Medical Center Series 2014N 07/01/28	5.000%	1,000,000	1,180,290
07/01/34	5.000%	1,500,000	1,727,325
Berkshire Health System Series 2012G 10/01/26	5.000%	1,200,000	1,353,360
Children's Hospital Series 2014P 10/01/31	5.000%	1,200,000	1,439,028

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dana-Farber Cancer Institute Series 2016 12/01/32	5.000%	2,000,000	2,391,940
12/01/33	5.000%	2,500,000	2,977,775
Milford Regional Medical Center Series 2014F 07/15/26	5.000%	315,000	360,341
Southcoast Health System Obligation Group Series 2013 07/01/27	5.000%	1,050,000	1,235,997
UMass Memorial Health Care Obligation Series 2011H 07/01/26	5.125%	2,000,000	2,261,860
Unrefunded Revenue Bonds Boston Medical Center Series 2012 07/01/27	5.250%	1,850,000	2,113,533
Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Center Series 2007E 07/15/17	5.000%	1,050,000	1,079,169
07/15/22	5.000%	1,500,000	1,538,535
Partners Healthcare Series 2010J-2 07/01/22	5.000%	5,000,000	5,493,650
Total			52,222,049
HUMAN SERVICE PROVIDER 0.4%
Massachusetts Development Finance Agency Revenue Bonds Evergreen Center, Inc. Series 2005 01/01/20	5.500%	1,110,000	1,112,597
JOINT POWER AUTHORITY 4.3%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/24	5.250%	3,785,000	4,239,768
07/01/25	5.000%	2,000,000	2,221,560
Massachusetts Clean Energy Cooperative Corp. Revenue Bonds Municipal Lighting Plant Cooperative Series 2013 07/01/27	5.000%	2,720,000	3,244,688
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project No. 6 Series 2011 07/01/19	5.000%	2,760,000	3,042,845
Total			12,748,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
LOCAL GENERAL OBLIGATION 1.4%
City of Fall River Limited General Obligation Refunding Bonds State Qualified Series 2012 03/01/21	4.000%	335,000	373,739
City of Springfield Unrefunded Limited General Obligation Bonds State Qualified Series 2007 (AGM) 08/01/21	4.500%	1,695,000	1,710,069
Town of Braintree Limited General Obligation Refunding Bonds Series 2015 05/15/27	5.000%	1,000,000	1,274,030
05/15/28	5.000%	600,000	768,474
Total			4,126,312
MULTI-FAMILY 1.2%
Massachusetts Development Finance Agency(a) Revenue Bonds UMass Boston Student Housing Project Series 2016 10/01/33	5.000%	1,235,000	1,394,303
10/01/34	5.000%	2,000,000	2,249,060
Total			3,643,363
MUNICIPAL POWER 0.2%
Guam Power Authority(c) Refunding Revenue Bonds Series 2012A (AGM) 10/01/24	5.000%	630,000	739,469
OTHER BOND ISSUE 4.2%
Boston Housing Authority Revenue Bonds Capital Fund Program Series 2008 (AGM) 04/01/20	5.000%	2,135,000	2,253,877
04/01/23	5.000%	1,865,000	1,968,041
04/01/24	5.000%	3,260,000	3,438,681
Martha's Vineyard Land Bank Refunding Revenue Bonds Green Bonds Series 2014 05/01/29	5.000%	1,000,000	1,190,920
05/01/31	5.000%	1,000,000	1,178,670
Massachusetts Development Finance Agency Refunding Revenue Bonds WGBH Educational Foundation Series 2016 01/01/33	4.000%	1,085,000	1,184,950

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Broad Institute Series 2011A 04/01/23	5.250%	1,000,000	1,172,420
Total			12,387,559
POOL / BOND BANK 2.9%
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/20	5.250%	3,000,000	3,461,460
Revenue Bonds Pool Program Series 2005-11 08/01/19	5.250%	4,465,000	4,986,557
Total			8,448,017
PREP SCHOOL 0.6%
Massachusetts Development Finance Agency Refunding Revenue Bonds Dexter Southfield Series 2015 05/01/30	5.000%	1,035,000	1,190,136
Revenue Bonds Park School Series 2012 09/01/20	5.000%	150,000	168,786
09/01/21	5.000%	330,000	379,876
Total			1,738,798
REFUNDED / ESCROWED 8.4%
Massachusetts Development Finance Agency Prerefunded 05/01/19 Revenue Bonds Dominion Energy Brayton 1 Series 2009 12/01/42	5.750%	3,460,000	3,862,986
Prerefunded 07/01/22 Revenue Bonds Boston Medical Center Series 2012 07/01/27	5.250%	1,845,000	2,239,074
Revenue Bonds Noble & Greenough School Series 2011 Escrowed to Maturity 04/01/21	4.000%	1,500,000	1,683,240
Massachusetts Health & Educational Facilities Authority Prerefunded 10/01/17 Revenue Bonds Berklee College of Music Series 2007 10/01/32	5.000%	2,270,000	2,358,598
Revenue Bonds Simmons College Series 2009I Escrowed to Maturity 10/01/18	6.750%	805,000	894,274

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Simmons College Series 2009I Escrowed to Maturity 10/01/18	6.750%	560,000	622,104
Massachusetts State College Building Authority Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)(b) 05/01/28	0.000%	4,000,000	3,094,920
Massachusetts Water Pollution Abatement Trust (The) Prerefunded 08/01/19 Revenue Bonds State Revolving Fund Series 2009-14 08/01/24	5.000%	3,100,000	3,438,458
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(c) 07/01/22	5.250%	1,075,000	1,300,030
University of Massachusetts Building Authority Prerefunded 05/01/19 Revenue Bonds Senior Series 2009-1 05/01/23	5.000%	5,000,000	5,493,900
Total			24,987,584
RETIREMENT COMMUNITIES 0.5%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-Berkshire Retirement Community Series 2015 07/01/31	5.000%	750,000	866,175
Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	230,000	235,872
10/01/18	5.000%	515,000	527,293
Total			1,629,340
SALES TAX 5.5%
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2003A 07/01/19	5.250%	625,000	694,544
Senior Series 2005B (NPFGC) 07/01/23	5.500%	2,890,000	3,625,967
Senior Series 2006A 07/01/22	5.250%	3,500,000	4,243,295
Senior Series 2008B 07/01/23	5.000%	910,000	1,111,665
Massachusetts Bay Transportation Authority(b) Refunding Revenue Bonds Series 2016A 07/01/31	0.000%	3,000,000	2,007,570

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts School Building Authority Revenue Bonds Senior Series 2011B 10/15/27	5.000%	4,000,000	4,681,480
Total			16,364,521
SINGLE FAMILY 0.7%
Massachusetts Housing Finance Agency Refunding Revenue Bonds Series 2016-181 12/01/44	4.000%	2,000,000	2,154,740
SPECIAL NON PROPERTY TAX 1.3%
Commonwealth of Massachusetts Revenue Bonds Series 2004 (NPFGC) 01/01/19	5.250%	750,000	816,615
Territory of Guam Revenue Bonds Series 2011A(c) 01/01/31	5.000%	950,000	1,036,944
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(c) 10/01/25	5.000%	2,000,000	1,973,900
Total			3,827,459
SPECIAL PROPERTY TAX 1.6%
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/25	5.000%	3,210,000	3,723,183
07/01/27	5.000%	775,000	891,335
Total			4,614,518
STATE APPROPRIATED 0.9%
Massachusetts Development Finance Agency Revenue Bonds Visual & Performing Arts Project Series 2000 08/01/17	6.000%	540,000	560,239
08/01/21	6.000%	1,750,000	1,982,768
Total			2,543,007
STATE GENERAL OBLIGATION 15.5%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	3,500,000	3,780,665

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016E 04/01/33	4.000%	2,000,000	2,177,260
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,217,900
Series 2003D (AMBAC) 10/01/19	5.500%	5,000,000	5,641,250
Series 2003D (NPFGC) 10/01/20	5.500%	2,500,000	2,919,475
Series 2004B 08/01/20	5.250%	3,000,000	3,457,260
Series 2006B (AGM) 09/01/22	5.250%	4,000,000	4,878,040
Series 2016A 07/01/32	5.000%	2,500,000	3,055,300
Unlimited General Obligation Refunding Bonds Series 2003D (AGM) 10/01/19	5.500%	3,500,000	3,948,875
Series 2004C (AMBAC) 12/01/24	5.500%	5,000,000	6,459,050
Series 2004C (NPFGC) 12/01/19	5.500%	3,795,000	4,308,691
Total			45,843,766
STUDENT LOAN 2.4%
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010A 01/01/22	5.500%	4,625,000	5,137,219
Series 2009I 01/01/18	5.125%	1,780,000	1,854,813
Total			6,992,032
TURNPIKE / BRIDGE / TOLL ROAD 1.7%
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds Senior Series 2010B 01/01/22	5.000%	2,180,000	2,438,788
01/01/32	5.000%	2,400,000	2,667,456
Total			5,106,244
WATER & SEWER 6.1%
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 2007B (AGM/TCRS) 08/01/23	5.250%	5,500,000	6,850,855

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Green Bonds Series 2016C 08/01/36	4.000%	3,000,000	3,286,410
Series 2012B 08/01/28	5.000%	5,000,000	5,927,450
Revenue Bonds General Series 2002J (AGM/TCRS) 08/01/18	5.250%	1,000,000	1,076,590
Springfield Water & Sewer Commission Refunding Revenue Bonds General Series 2012C 07/15/26	5.000%	365,000	443,457
Series 2014C 07/15/24	5.000%	260,000	321,508
Total			17,906,270
Total Municipal Bonds (Cost: $269,849,701)			289,433,045

Floating Rate Notes 1.0%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Massachusetts Health & Educational Facilities Authority Revenue Bonds Partners Health VRDN Series 2009P-2(d) 07/01/27	0.600%	3,000,000	3,000,000
Total Floating Rate Notes (Cost: $3,000,000)			3,000,000

Money Market Funds 0.3%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.380%(e)	828,421	828,421
Total Money Market Funds (Cost: $828,421)		828,421
Total Investments (Cost: $273,678,122)		293,261,466
Other Assets & Liabilities, Net		2,443,850
Net Assets		295,705,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Zero coupon bond.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2016, the value of these securities amounted to $5,050,343 or 1.71% of net assets.

(d)  Variable rate security.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BNY  Bank of New York

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	289,433,045	—	289,433,045
Floating Rate Notes	—	3,000,000	—	3,000,000
Money Market Funds	828,421	—	—	828,421
Total Investments	828,421	292,433,045	—	293,261,466

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
(identified cost $273,678,122)	$293,261,466
Cash	3,369,542
Receivable for:
Investments sold	90,000
Capital shares sold	230,229
Interest	3,316,703
Expense reimbursement due from Investment Manager	3,623
Prepaid expenses	2,155
Trustees' deferred compensation plan	47,145
Other assets	2,495
Total assets	300,323,358
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	3,640,451
Capital shares purchased	114,026
Dividend distributions to shareholders	720,985
Management services fees	11,372
Distribution and/or service fees	1,384
Transfer agent fees	45,108
Chief compliance officer expenses	13
Other expenses	37,558
Trustees' deferred compensation plan	47,145
Total liabilities	4,618,042
Net assets applicable to outstanding capital stock	$295,705,316
Represented by
Paid-in capital	$274,363,714
Excess of distributions over net investment income	(19,354)
Accumulated net realized gain	1,777,612
Unrealized appreciation (depreciation) on:
Investments	19,583,344
Total — representing net assets applicable to outstanding capital stock	$295,705,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$27,398,241
Shares outstanding	2,518,728
Net asset value per share	$10.88
Maximum offering price per share(a)	$11.22
Class B
Net assets	$10,507
Shares outstanding	966
Net asset value per share	$10.88
Class C
Net assets	$10,314,697
Shares outstanding	948,247
Net asset value per share	$10.88
Class R4
Net assets	$3,803,762
Shares outstanding	349,894
Net asset value per share	$10.87
Class R5
Net assets	$9,883
Shares outstanding	907
Net asset value per share	$10.90
Class T
Net assets	$18,696,714
Shares outstanding	1,718,590
Net asset value per share	$10.88
Maximum offering price per share(a)	$11.42
Class Z
Net assets	$235,471,512
Shares outstanding	21,644,244
Net asset value per share	$10.88

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends	$1,104
Interest	10,637,307
Total income	10,638,411
Expenses:
Management services fees	1,392,844
Distribution and/or service fees
Class A	64,976
Class B	105
Class C	99,630
Class T	28,882
Transfer agent fees
Class A	48,635
Class B	19
Class C	18,651
Class R4	6,468
Class R5(a)	3
Class T	36,069
Class Z	445,997
Compensation of board members	21,732
Custodian fees	3,032
Printing and postage fees	25,974
Registration fees	51,839
Audit fees	30,243
Legal fees	7,307
Chief compliance officer expenses	142
Other	19,292
Total expenses	2,301,840
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(446,678)
Fees waived by Distributor — Class C	(29,880)
Expense reductions	(100)
Total net expenses	1,825,182
Net investment income	8,813,229
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,781,950
Net realized gain	1,781,950
Net change in unrealized appreciation (depreciation) on:
Investments	(3,252,034)
Net change in unrealized depreciation	(3,252,034)
Net realized and unrealized loss	(1,470,084)
Net increase in net assets resulting from operations	$7,343,145

(a) Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$8,813,229	$9,147,736
Net realized gain	1,781,950	359,973
Net change in unrealized depreciation	(3,252,034)	(2,720,724)
Net increase in net assets resulting from operations	7,343,145	6,786,985
Distributions to shareholders
Net investment income
Class A	(717,974)	(679,007)
Class B	(214)	(223)
Class C	(230,616)	(244,630)
Class R4	(104,230)	(47,460)
Class R5(a)	(205)	—
Class T	(551,997)	(618,238)
Class Z	(7,180,005)	(7,577,902)
Net realized gains
Class A	(850)	—
Class C	(331)	—
Class R4	(108)	—
Class T	(669)	—
Class Z	(8,104)	—
Total distributions to shareholders	(8,795,303)	(9,167,460)
Increase (decrease) in net assets from capital stock activity	6,500,304	(1,648,708)
Total increase (decrease) in net assets	5,048,146	(4,029,183)
Net assets at beginning of year	290,657,170	294,686,353
Net assets at end of year	$295,705,316	$290,657,170
Excess of distributions over net investment income	$(19,354)	$(46,824)

(a) Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016(a)		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	866,200	9,536,816	599,449	6,563,649
Distributions reinvested	57,640	635,045	54,234	594,178
Redemptions	(563,151)	(6,207,831)	(541,920)	(5,935,942)
Net increase	360,689	3,964,030	111,763	1,221,885
Class B shares
Distributions reinvested	20	214	20	223
Redemptions(b)	(1)	(11)	—	—
Net increase	19	203	20	223
Class C shares
Subscriptions	144,462	1,593,534	142,280	1,558,018
Distributions reinvested	17,403	191,726	17,823	195,236
Redemptions	(109,516)	(1,202,952)	(205,319)	(2,254,222)
Net increase (decrease)	52,349	582,308	(45,216)	(500,968)
Class R4 shares
Subscriptions	156,771	1,724,772	261,830	2,872,236
Distributions reinvested	9,449	104,029	4,322	47,139
Redemptions	(87,269)	(959,498)	(6,310)	(68,718)
Net increase	78,951	869,303	259,842	2,850,657
Class R5 shares
Subscriptions	907	10,000	—	—
Net increase	907	10,000	—	—
Class T shares
Subscriptions	50,171	551,114	53,564	587,259
Distributions reinvested	24,084	265,359	27,475	301,101
Redemptions	(111,092)	(1,223,438)	(263,126)	(2,872,891)
Net decrease	(36,837)	(406,965)	(182,087)	(1,984,531)
Class Z shares
Subscriptions	2,813,666	31,012,986	2,555,539	28,006,665
Distributions reinvested	30,903	340,528	30,945	339,149
Redemptions	(2,714,423)	(29,872,089)	(2,885,574)	(31,581,788)
Net increase (decrease)	130,146	1,481,425	(299,090)	(3,235,974)
Total net increase (decrease)	586,224	6,500,304	(154,768)	(1,648,708)

(a) Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.93		$11.01		$10.84		$11.34		$10.95
Income from investment operations:
Net investment income	0.31		0.32		0.33		0.32		0.32
Net realized and unrealized gain (loss)	(0.05)		(0.08)		0.17		(0.50)		0.41
Total from investment operations	0.26		0.24		0.50		(0.18)		0.73
Less distributions to shareholders:
Net investment income	(0.31)		(0.32)		(0.33)		(0.31)		(0.33)
Net realized gains	(0.00	)(a)	—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.31)		(0.32)		(0.33)		(0.32)		(0.34)
Net asset value, end of period	$10.88		$10.93		$11.01		$10.84		$11.34
Total return	2.34%		2.21%		4.65%		(1.58%)		6.69%
Ratios to average net assets(b)
Total gross expenses	0.96%		0.97%		0.96%		0.95%		0.98%
Total net expenses(c)	0.81	%(d)	0.81	%(d)	0.81	%(d)	0.79	%(d)	0.75	%(d)
Net investment income	2.77%		2.93%		2.99%		2.86%		2.88%
Supplemental data
Net assets, end of period (in thousands)	$27,398		$23,583		$22,540		$25,699		$32,398
Portfolio turnover	16%		8%		3%		7%		11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.93		$11.02		$10.84		$11.34		$10.95
Income from investment operations:
Net investment income	0.22		0.24		0.24		0.23		0.24
Net realized and unrealized gain (loss)	(0.05)		(0.09)		0.18		(0.50)		0.40
Total from investment operations	0.17		0.15		0.42		(0.27)		0.64
Less distributions to shareholders:
Net investment income	(0.22)		(0.24)		(0.24)		(0.22)		(0.24)
Net realized gains	(0.00	)(a)	—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.22)		(0.24)		(0.24)		(0.23)		(0.25)
Net asset value, end of period	$10.88		$10.93		$11.02		$10.84		$11.34
Total return	1.58%		1.36%		3.96%		(2.37%)		5.89%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.68%		1.71%		1.70%		1.83%
Total net expenses(c)	1.56	%(d)	1.56	%(d)	1.56	%(d)	1.53	%(d)	1.50	%(d)
Net investment income	2.03%		2.17%		2.19%		2.07%		2.13%
Supplemental data
Net assets, end of period (in thousands)	$11		$10		$10		$1		$99
Portfolio turnover	16%		8%		3%		7%		11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.93		$11.01		$10.84		$11.34		$10.95
Income from investment operations:
Net investment income	0.26		0.27		0.28		0.27		0.28
Net realized and unrealized gain (loss)	(0.05)		(0.08)		0.17		(0.49)		0.40
Total from investment operations	0.21		0.19		0.45		(0.22)		0.68
Less distributions to shareholders:
Net investment income	(0.26)		(0.27)		(0.28)		(0.27)		(0.28)
Net realized gains	(0.00	)(a)	—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.26)		(0.27)		(0.28)		(0.28)		(0.29)
Net asset value, end of period	$10.88		$10.93		$11.01		$10.84		$11.34
Total return	1.88%		1.76%		4.20%		(1.97%)		6.27%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.72%		1.71%		1.70%		1.73%
Total net expenses(c)	1.26	%(d)	1.26	%(d)	1.24	%(d)	1.19	%(d)	1.15	%(d)
Net investment income	2.32%		2.48%		2.56%		2.46%		2.48%
Supplemental data
Net assets, end of period (in thousands)	$10,315		$9,790		$10,366		$11,244		$11,970
Portfolio turnover	16%		8%		3%		7%		11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.92		$11.01		$10.83		$11.19
Income from investment operations:
Net investment income	0.33		0.35		0.35		0.21
Net realized and unrealized gain (loss)	(0.05)		(0.09)		0.18		(0.36)
Total from investment operations	0.28		0.26		0.53		(0.15)
Less distributions to shareholders:
Net investment income	(0.33)		(0.35)		(0.35)		(0.21)
Net realized gains	(0.00	)(b)	—		—		—
Total distributions to shareholders	(0.33)		(0.35)		(0.35)		(0.21)
Net asset value, end of period	$10.87		$10.92		$11.01		$10.83
Total return	2.60%		2.38%		5.01%		(1.32%)
Ratios to average net assets(c)
Total gross expenses	0.71%		0.72%		0.71%		0.68	%(d)
Total net expenses(e)	0.56	%(f)	0.56	%(f)	0.56	%(f)	0.56	%(d)(f)
Net investment income	3.02%		3.19%		3.26%		3.19	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,804		$2,959		$122		$60
Portfolio turnover	16%		8%		3%		7%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended October 31, 2016(a)
Per share data
Net asset value, beginning of period	$11.03
Income from investment operations:
Net investment income	0.23
Net realized and unrealized loss	(0.13)
Total from investment operations	0.10
Less distributions to shareholders:
Net investment income	(0.23)
Total distributions to shareholders	(0.23)
Net asset value, end of period	$10.90
Total return	0.86%
Ratios to average net assets(b)
Total gross expenses	0.59	%(c)
Total net expenses(d)	0.47	%(c)
Net investment income	3.07	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	16%

Notes to Financial Highlights

(a)  Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates. If applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class T	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.93		$11.02		$10.84		$11.34		$10.95
Income from investment operations:
Net investment income	0.32		0.33		0.34		0.33		0.34
Net realized and unrealized gain (loss)	(0.05)		(0.09)		0.18		(0.50)		0.40
Total from investment operations	0.27		0.24		0.52		(0.17)		0.74
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.34)		(0.32)		(0.34)
Net realized gains	(0.00	)(a)	—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.32)		(0.33)		(0.34)		(0.33)		(0.35)
Net asset value, end of period	$10.88		$10.93		$11.02		$10.84		$11.34
Total return	2.45%		2.22%		4.85%		(1.48%)		6.80%
Ratios to average net assets(b)
Total gross expenses	0.86%		0.87%		0.86%		0.85%		0.88%
Total net expenses(c)	0.71	%(d)	0.71	%(d)	0.71	%(d)	0.69	%(d)	0.65	%(d)
Net investment income	2.88%		3.03%		3.10%		2.96%		2.98%
Supplemental data
Net assets, end of period (in thousands)	$18,697		$19,185		$21,345		$23,131		$30,008
Portfolio turnover	16%		8%		3%		7%		11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.93		$11.02		$10.84		$11.34		$10.95
Income from investment operations:
Net investment income	0.33		0.35		0.35		0.34		0.35
Net realized and unrealized gain (loss)	(0.05)		(0.09)		0.18		(0.49)		0.40
Total from investment operations	0.28		0.26		0.53		(0.15)		0.75
Less distributions to shareholders:
Net investment income	(0.33)		(0.35)		(0.35)		(0.34)		(0.35)
Net realized gains	(0.00	)(a)	—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.33)		(0.35)		(0.35)		(0.35)		(0.36)
Net asset value, end of period	$10.88		$10.93		$11.02		$10.84		$11.34
Total return	2.60%		2.38%		5.00%		(1.33%)		6.96%
Ratios to average net assets(b)
Total gross expenses	0.71%		0.72%		0.71%		0.70%		0.73%
Total net expenses(c)	0.56	%(d)	0.56	%(d)	0.56	%(d)	0.54	%(d)	0.50	%(d)
Net investment income	3.03%		3.18%		3.24%		3.10%		3.13%
Supplemental data
Net assets, end of period (in thousands)	$235,472		$235,129		$240,304		$257,624		$305,220
Portfolio turnover	16%		8%		3%		7%		11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on March 1, 2016.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost
Annual Report 2016
27

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the

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28

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.47% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was

$391,155, and the administrative services fee paid to the Investment Manager was $67,735.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

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29

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.18
Class C	0.19
Class R4	0.19
Class R5*	0.05
Class T	0.19
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $100.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $27,898 for Class A, $2,510 for Class C and $459 for Class T shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

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30

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual Through February 28, 2017
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class R5	0.47
Class T	0.71
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for Trustees' deferred compensation, Principal and/or interest on fixed income securities and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the

Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(518)
Accumulated net realized gain	518

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$10,513	$8,291
Tax-exempt income	8,774,728	9,159,169
Long-term capital gains	10,062	—
Total	$8,795,303	$9,167,460

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	735,840
Undistributed long-term capital gains	1,777,611
Net unrealized appreciation	19,596,282

At October 31, 2016, the cost of investments for federal income tax purposes was $273,665,184 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,143,912
Unrealized depreciation	(547,630)
Net unrealized appreciation	$19,596,282

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and

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31

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

derivatives, if any, aggregated to $55,537,805 and $45,644,012, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, one unaffiliated shareholder of record owned 78.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt

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32

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
33

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$1,871,591
Exempt-Interest Dividends	99.88%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	60	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	60

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	60	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	60	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	60	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

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COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
39

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
40

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
41

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the twenty-sixth, forty-fifth and thirty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
42

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
43

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
44

COLUMBIA AMT-FREE MASSACHUSETTS INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN191_10_F01_(12/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.  One series liquidated on August 25, 2016 and the fees incurred by this series through its liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$206,600	$185,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$3,200	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2016 and October 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$29,700	$40,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2015 also includes Tax Fees for agreed-upon procedures related to a fund liquidation and the review of a final tax return. Fiscal years 2016 and 2015 include Tax Fees for foreign tax filings.

During the fiscal years ended October 31, 2016 and October 31, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)                                 All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$257,900	$268,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 21, 2016